UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2021 through June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

EXPLANTORY NOTE

This Registrant is filing this amendment (“Amendment”) to its Form N-CSR for the period ended June 30, 2022, originally filed with the Securities and Exchange Commission on September 6, 2022 (Accession Number 0001193125-22-238794), to reflect revisions to the disclosure in Form N-CSR Item 11 (b) and Item 4 (d) of the certification.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.)

A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report
J.P. Morgan Small Cap Funds
June 30, 2022
JPMorgan Small Cap Blend Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
JPMorgan Small Cap Value Fund
JPMorgan SMID Cap Equity Fund
JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 8, 2022 (Unaudited)
Dear Shareholder,

“It remains essential, in our view, that
investors consider the potential
benefits of portfolio diversification
that adapts to near-term market
conditions while cultivating long-term
opportunities.”
— Andrea L. Lisher

The global economic rebound that marked 2021 has been sapped of much of its strength in 2022 by accelerating inflation and rising interest rates, the conflict in Ukraine and the ongoing global impacts of the pandemic. The uncertain economic picture has proven to be particularly challenging for investors.
U.S. equity prices, which had largely led a decade-long rally in global equity, fell sharply in 2022 and turned in their worst first-half performance since 1970. In general, only select U.S. Treasury bonds and U.S. core fixed income saw increased investor demand amid the sell-off in equities.
In response to rising consumer and producer prices and tight labor markets, the U.S. Federal Reserve (the “Fed”) adopted an increasingly aggressive policy stance in 2022, raising its benchmark interest rate by 25 basis points in March, then by 50 basis points in May and by 75 basis points each in June and July. Meanwhile, U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and by an estimated 0.9% in the second quarter.
However, corporate earnings and revenues have largely outpaced certain investor expectations in 2022 amid sustained strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Further economic resilience was seen in labor markets, where the jobless rate remained at 3.6% from February through June.
In 2022, investors are now facing economic and market circumstances unseen in decades. In the U.S., the highest inflation rate in 40 years and the Fed’s policy response have rattled both equity and fixed income markets. Concurrently, the conflict in Ukraine has constrained both energy supplies to Europe and grain shipments to a range of nations already under economic strain. The Fed and other leading central banks have acknowledged the risks of runaway inflation and have generally pledged to employ a flexible approach to counter those risks without squelching economic growth.
It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions, while cultivating long-term opportunities. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,

Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

June 30, 2022	J.P. Morgan Small Cap Funds	1

J.P. Morgan Small Cap Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and the global economic rebound. However, equity markets in 2022 rendered their worst first-half performance since 1970.
By the end of June 2022, the S&P 500 had slumped into bear market territory – generally defined as a 20% or more decline since the last closing high. While bond markets largely underperformed equity markets throughout most of the twelve-month period, investor demand for U.S. Treasury bonds bolstered the Bloomberg U.S. Aggregate Index in the second half of the period.
U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.
A resurgence in the pandemic, particularly the emergence of the Omicron variant of Covid-19, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained on global supply chains and became a drag on the economies of other emerging market nations.
The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward.
While the S&P 500 had a positive total return of 11.7% in the second half of 2021, the index plummeted in the first half of 2022 and its total returns for the twelve-month period was -10.6%. Within U.S. equity markets, small cap and mid cap stocks generally declined more than large cap stocks and growth stocks declined more than value stocks.

2	J.P. Morgan Small Cap Funds	June 30, 2022

JPMorgan Small Cap Blend Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(21.55)%
Russell 2000 Index	(25.20)%
Net Assets as of 6/30/2022 (In Thousands)	$1,051,771
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s underweight position and security selection in the health care sector and its security selection in the financials sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the information technology sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight position in AMC Entertainment Holdings Inc. and its overweight positions in Matador Resources Co. and Safety Insurance Group Inc. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters that was not held in the Fund, fell amid investor expectations that the resurgence of the pandemic in late 2021 would lead to renewed social restrictions and hurt box office receipts. Shares of Matador Resources, a petroleum and natural gas producer, rose amid rising global energy prices during most of the period. Shares of Safety Insurance Group, a property and casualty insurer, rose amid consecutive quarters of growth in earnings and revenue.
Leading individual detractors from relative performance included the Fund’s overweight positions in Everbridge Inc. and Diversey Holdings Ltd. and its out-of-Benchmark position in Freshpet Inc. Shares of Everbridge, a software developer, fell after the resignation of the company’s chief executive in December 2021. Shares of Diversey Holdings, a specialty chemicals manufacturer, fell amid lower-than-expected earnings and rising costs. Shares of Freshpet, a pet food maker, fell after the company reported consecutive quarters of lower-than-expected earnings amid higher materials costs and supply chain bottlenecks.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Applied Industrial Technologies, Inc.	1.4%
2.	Selective Insurance Group, Inc.	1.2
3.	Safety Insurance Group, Inc.	1.1
4.	Patterson Cos., Inc.	1.0
5.	Matador Resources Co.	0.9
6.	Agree Realty Corp.	0.8
7.	Shockwave Medical, Inc.	0.8
8.	Terreno Realty Corp.	0.8
9.	SouthState Corp.	0.8
10.	Halozyme Therapeutics, Inc.	0.8

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	17.8%
Financials	17.0
Health Care	14.5
Information Technology	12.5
Consumer Discretionary	10.3
Real Estate	7.2
Consumer Staples	4.2
Materials	3.2
Energy	2.6
Utilities	2.4
Communication Services	2.2
Short-Term Investments	6.1

June 30, 2022	J.P. Morgan Small Cap Funds	3

JPMorgan Small Cap Blend Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Small Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge *		(25.67)%	9.13%	11.83%
Without Sales Charge		(21.55)	10.31	12.43
CLASS C SHARES	January 7, 1998
With CDSC **		(22.93)	9.77	11.97
Without CDSC		(21.93)	9.77	11.97
Class I SHARES	April 5, 1999	(21.37)	10.59	12.72
Class R6 SHARES	July 2, 2018	(21.16)	10.86	13.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund and the Russell 2000 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Effective June 1, 2018, the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Small Cap Funds	5

JPMorgan Small Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(17.20)%
Russell 2000 Index	(25.20)%
Net Assets as of 6/30/2022 (In Thousands)	$5,643,962
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection and underweight position in the health care sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector, where it had no holdings, and its security selection in the materials sector were leading detractors from relative performance.
Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Kinsale Capital Group Inc., WillScot Mobile Mini Holdings Corp. and BJ’s Wholesale Club Holdings Inc. Shares of Kinsale Capital Group, a property and casualty insurer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of WillScot Mini Mobile Holdings, a storage and moving company, rose after the company reported consecutive quarters of better-than-expected results. Shares of BJ’s Wholesale Club Holdings, a membership retail chain, rose after the company reported consecutive quarters of better-than-expected results.
Leading individual detractors from relative performance included the Fund’s overweight positions in Q2 Holdings Inc., NLight Inc. and Duck Creek Technologies Inc. Shares of Q2 Holdings, a digital banking provider, fell after the company reported consecutive quarters of weaker-than-expected results and after the company abandoned plans to solicit offers to acquire the company. Shares of NLight, a manufacturer of semiconductor and fiber laser components, fell amid weakening demand from China and after the company forecast supply constraints would weigh on profit margins. Shares of Duck Creek Technologies, a subscription software provider to the property and casualty insurance sector, fell after the company issued a weaker-than-expected revenue forecast in October 2021.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	WillScot Mobile Mini Holdings Corp.	1.8%
2.	AptarGroup, Inc.	1.7
3.	Performance Food Group Co.	1.6
4.	MSA Safety, Inc.	1.6
5.	RBC Bearings, Inc.	1.6
6.	Lincoln Electric Holdings, Inc.	1.5
7.	Encompass Health Corp.	1.5
8.	Kinsale Capital Group, Inc.	1.4
9.	Syneos Health, Inc.	1.4
10.	Power Integrations, Inc.	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	24.7%
Financials	17.1
Health Care	12.6
Information Technology	10.9
Consumer Discretionary	10.1
Consumer Staples	6.1
Real Estate	5.7
Materials	4.2
Utilities	2.3
Short-Term Investments	6.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

6	J.P. Morgan Small Cap Funds	June 30, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Small Cap Funds	7

JPMorgan Small Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge *		(21.54)%	5.32%	9.88%
Without Sales Charge		(17.20)	6.46	10.48
CLASS C SHARES	February 19, 2005
With CDSC **		(18.58)	5.94	10.04
Without CDSC		(17.58)	5.94	10.04
Class I SHARES	May 7, 1996	(16.96)	6.74	10.79
Class R2 SHARES	November 3, 2008	(17.37)	6.21	10.21
Class R3 SHARES	September 9, 2016	(17.17)	6.48	10.49
Class R4 SHARES	September 9, 2016	(16.97)	6.74	10.79
Class R5 SHARES	May 15, 2006	(16.81)	6.94	11.01
Class R6 SHARES	May 31, 2016	(16.76)	7.01	11.05

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund and the Russell 2000 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Small Cap Funds	June 30, 2022

JPMorgan Small Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(37.35)%
Russell 2000 Growth Index	(33.43)%
Net Assets as of 6/30/2022 (In Thousands)	$3,919,181
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the information technology sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and health care sectors were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight position in Everbridge Inc. and its out-of-Benchmark positions in Freshpet Inc. and Natera Inc. Shares of Everbridge, a software developer, fell after the resignation of the company’s chief executive in December 2021. Shares of Freshpet, a pet food maker, fell after the company reported consecutive quarters of lower-than-expected earnings amid higher materials costs and supply chain bottlenecks. Shares of Natera, a developer of genetic testing services, fell after the company reported a wider-than-expected loss for the fourth quarter of 2021.
Leading individual contributors to relative performance included the Fund’s overweight positions in IRhtyhm Technologies Inc. and Evolent Health Inc., and its out-of-Benchmark position in Carlisle Cos. Shares of IRhythm Technologies, a cardiac diagnostics provider, rose after the company reported better-than-expected revenue for the first quarter of 2022 and issued a better-than-expected forecast. Shares of Evolent Health, a health care services management company, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of Carlisle, a maker of industrial engineered products, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Shockwave Medical, Inc.	1.8%
2.	Applied Industrial Technologies, Inc.	1.7
3.	Halozyme Therapeutics, Inc.	1.7
4.	Performance Food Group Co.	1.5
5.	CyberArk Software Ltd.	1.5
6.	Matador Resources Co.	1.5
7.	Planet Fitness, Inc., Class A	1.4
8.	Evolent Health, Inc., Class A	1.4
9.	II-VI, Inc.	1.4
10.	Grocery Outlet Holding Corp.	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	25.2%
Information Technology	21.4
Industrials	19.0
Consumer Discretionary	13.6
Financials	3.7
Energy	3.6
Consumer Staples	3.5
Real Estate	1.8
Communication Services	1.2
Short-Term Investments	7.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2022	J.P. Morgan Small Cap Funds	9

JPMorgan Small Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. Morgan Small Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge *		(40.64)%	7.92%	11.25%
Without Sales Charge		(37.35)	9.09	11.85
CLASS C SHARES	November 4, 1997
With CDSC **		(38.64)	8.55	11.41
Without CDSC		(37.64)	8.55	11.41
Class I SHARES	March 26, 1996	(37.18)	9.37	12.13
Class L SHARES	February 19, 2005	(37.09)	9.52	12.29
Class R2 SHARES	November 3, 2008	(37.50)	8.81	11.57
Class R3 SHARES	July 31, 2017	(37.33)	9.09	11.85
Class R4 SHARES	July 31, 2017	(37.18)	9.38	12.13
Class R5 SHARES	September 9, 2016	(37.09)	9.53	12.30
Class R6 SHARES	November 30, 2010	(37.01)	9.64	12.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R5 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund and the Russell 2000 Growth Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Small Cap Funds	11

JPMorgan Small Cap Sustainable Leaders Fund
(formerly known as JPMorgan Small Cap Core Fund)
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares) *	(29.55)%
Russell 2000 Index	(25.20)%
Net Assets as of 6/30/2022 (In Thousands)	$134,610
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Sustainable Leaders Fund1 (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class R5 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the consumer discretionary and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and communication services sector was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in TPI Composites Inc. and Warby Parker Inc., and its out-of-Benchmark position in Azek Co. Shares of TPI Composites, a manufacturer of wind turbine blades, fell after the company cited supply chain bottlenecks for weaker-than-expected quarterly results during the period. Shares of Warby Parker, an eyewear retailer, fell from their initial public offering in September 2021 after the company reporter weaker-than-expected quarterly results. Shares of Azek, a building-products manufacturer, fell amid investor concerns that rising interest rates will hurt the homebuilding sector.
Leading individual contributors to relative performance included the Fund’s overweight positions in Arena Pharmaceuticals Inc. and AMN Healthcare Services Inc., and its out-of-Benchmark position in Sarepta Therapeutics Inc. Shares of Arena Pharmaceuticals, a biopharmaceuticals developer, rose after the company agreed to be acquired by Pfizer Inc. Shares of AMN Healthcare Services, a provider of hospitals and health care staffing company, rose amid several consecutive quarters of better-than-expected earnings and revenue.
Shares of Sarepta Therapeutics, a biopharmaceuticals developer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
1 On July 1, 2021, the Small Cap Core Fund was renamed, but its investment objective remained unchanged.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Huron Consulting Group, Inc.	2.7%
2.	Halozyme Therapeutics, Inc.	2.6
3.	WESCO International, Inc.	2.5
4.	Amalgamated Financial Corp.	2.4
5.	AAON, Inc.	2.2
6.	AMN Healthcare Services, Inc.	2.2
7.	Zions Bancorp NA	2.2
8.	Portland General Electric Co.	2.1
9.	American States Water Co.	2.1
10.	Darling Ingredients, Inc.	2.0

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	20.3%
Health Care	16.2
Financials	13.6
Consumer Discretionary	11.6
Information Technology	8.7
Real Estate	8.0
Consumer Staples	5.1
Utilities	4.4
Materials	4.1
Communication Services	2.4
Energy	0.5
Short-Term Investments	5.1

12	J.P. Morgan Small Cap Funds	June 30, 2022

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Small Cap Funds	13

JPMorgan Small Cap Sustainable Leaders Fund
(formerly known as JPMorgan Small Cap Core Fund)
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge *		(33.55)%	1.47%	8.25%
Without Sales Charge		(29.87)	2.57	8.83
CLASS C SHARES	May 31, 2016
With CDSC **		(31.22)	2.06	8.50
Without CDSC		(30.22)	2.06	8.50
Class I SHARES	January 3, 2017	(29.68)	2.83	9.01
Class R2 SHARES	July 31, 2017	(30.03)	2.32	8.37
Class R3 SHARES	July 31, 2017	(29.86)	2.57	8.64
Class R4 SHARES	July 31, 2017	(29.68)	2.83	8.92
Class R5 SHARES	January 1, 1997	(29.55)	3.02	9.13
Class R6 SHARES	May 31, 2016	(29.52)	3.08	9.16

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Sustainable Leaders Fund and the Russell 2000 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class R5 Shares have no minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Small Cap Funds	June 30, 2022

JPMorgan Small Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(14.92)%
Russell 2000 Value Index	(16.28)%
Net Assets as of 6/30/2022 (In Thousands)	$1,291,250
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the information technology and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and financials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Arena Pharmaceuticals Inc., Echo Global Logistics Inc. and Travere Therapeutics Inc. Shares of Arena Pharmaceuticals, a biopharmaceuticals developer, rose after the company agreed to be acquired by Pfizer Inc. Shares of Echo Global Logistics, a supply chain management company, rose ahead of its acquisition by Jordan Co. Shares of Travere Therapeutics, a pharmaceutical company focused on treatments for rare diseases, fell after the company reported a loss and lower-than-expected revenue for the first quarter of 2022.
Leading individual detractors from relative performance included the Fund’s underweight positions in Avis Budget Group Inc. and Tegna Inc., and its overweight position in PROG Holdings Inc. Shares of Avis Budget Group, an auto rental chain, rose after the company reported consecutive quarter of better-than-expected earnings and revenue during the period. Shares of Tegna, a media and marketing company not held in the Fund, rose amid news reports that it agreed to be acquired by Standard General LP and Apollo Global Management Inc. Shares of PROG Holdings, a retailer of lease-to-own consumer products, fell after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2021 and the first quarter of 2022.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Option Care Health, Inc.	1.0%
2.	Agree Realty Corp.	1.0
3.	New Jersey Resources Corp.	1.0
4.	Academy Sports & Outdoors, Inc.	1.0
5.	Allscripts Healthcare Solutions, Inc.	0.9
6.	Essent Group Ltd.	0.9
7.	Xerox Holdings Corp.	0.8
8.	Radian Group, Inc.	0.8
9.	Hub Group, Inc., Class A	0.8
10.	UMB Financial Corp.	0.8

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	28.0%
Industrials	14.8
Real Estate	11.3
Health Care	11.2
Information Technology	7.3
Consumer Discretionary	5.1
Utilities	4.9
Energy	4.1
Consumer Staples	3.4
Communication Services	3.3
Materials	3.3
Short-Term Investments	3.3

June 30, 2022	J.P. Morgan Small Cap Funds	15

JPMorgan Small Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. Morgan Small Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge *		(19.63)%	3.26%	7.89%
Without Sales Charge		(15.16)	4.38	8.47
CLASS C SHARES	March 22, 1999
With CDSC **		(16.55)	3.87	7.98
Without CDSC		(15.55)	3.87	7.98
Class I SHARES	January 27, 1995	(14.92)	4.66	8.75
Class R2 SHARES	November 3, 2008	(15.36)	4.13	8.20
Class R3 SHARES	September 9, 2016	(15.14)	4.39	8.47
Class R4 SHARES	September 9, 2016	(14.90)	4.66	8.74
Class R5 SHARES	May 15, 2006	(14.80)	4.80	8.88
Class R6 SHARES	February 22, 2005	(14.73)	4.91	8.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund and the Russell 2000 Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Small Cap Funds	17

JPMorgan SMID Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(12.76)%
Russell 2500 Index	(21.00)%
Net Assets as of 6/30/2022 (In Thousands)	$311,083
INVESTMENT OBJECTIVE**
The JPMorgan SMID Cap Equity Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
INVESTMENT PROCESS
The Fund employs a fundamental bottom-up investment process to invest in a diversified portfolio of small to mid-cap stocks – similar to those in the Russell 2500 Index – and seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flows.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 2500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector, where it had no holdings, and its security selection in the materials sector were leading detractors from performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in LPL Financial Holdings Inc. Kinsale Capital Group Inc. and BJ’s Wholesale Club Holdings Inc. Shares of LPL Financial Holdings, a financial services provider, rose after the company reported consecutive quarters of better-than-expected earnings. Shares of Kinsale Capital Group, a property and casualty insurer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of BJ’s Wholesale Club Holdings, a membership retail chain, rose after the company reported consecutive quarters of better-than-expected results.
Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight position in Q2 Holdings Inc., its out-of-Benchmark position in Generac Holdings Inc. and its underweight position in Devon Energy Corp. Shares of Q2 Holdings, a digital banking provider, fell after the company reported consecutive quarters of weaker-than-expected results and after the company abandoned plans to solicit offers to acquire the company. Shares of Generac Holdings, a manufacturer of power generation equipment, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021. Shares of Devon Energy, a petroleum and natural gas producer not held in the Fund, rose amid rising global energy prices during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employ a fundamental bottom-up investment process that seeks to invest in companies that they believe are undervalued, have leading competitive positions and predictable and durable business models. As a result of this process, the Fund’s largest allocations during the period were to the industrials and financials sectors and the smallest allocations were to the energy and communications services sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	LPL Financial Holdings, Inc.	1.6%
2.	WillScot Mobile Mini Holdings Corp.	1.6
3.	Catalent, Inc.	1.5
4.	Waste Connections, Inc.	1.5
5.	Pool Corp.	1.5
6.	RBC Bearings, Inc.	1.5
7.	LKQ Corp.	1.5
8.	Lincoln Electric Holdings, Inc.	1.5
9.	Molina Healthcare, Inc.	1.4
10.	Toro Co. (The)	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	25.8%
Financials	17.9
Information Technology	14.0
Health Care	12.6
Consumer Discretionary	9.8
Real Estate	6.1
Consumer Staples	5.4
Materials	2.8
Utilities	1.2
Short-Term Investments	4.4

18	J.P. Morgan Small Cap Funds	June 30, 2022

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Small Cap Funds	19

JPMorgan SMID Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge *		(17.57)%	4.52%	9.19%
Without Sales Charge		(13.00)	5.66	9.78
CLASS C SHARES	March 22, 1999
With CDSC **		(14.45)	5.13	9.28
Without CDSC		(13.45)	5.13	9.28
Class I SHARES	June 1, 1991	(12.76)	5.93	10.06
Class R3 SHARES	September 9, 2016	(12.98)	5.67	9.79
Class R4 SHARES	September 9, 2016	(12.79)	5.91	10.05
Class R6 SHARES	November 2, 2015	(12.56)	6.18	10.24

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.
Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SMID Cap Equity Fund and the Russell 2500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2020, the Fund changed its investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current strategies. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. Morgan Small Cap Funds	June 30, 2022

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(19.26)%
Russell 2000 Index	(25.20)%
Net Assets as of 6/30/2022 (In Thousands)	$869,747
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the communication services and consumer staples sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Options Care Health Inc., Allscripts Healthcare Solutions Inc. and Herc Holdings Inc. Shares of Options Care Health, a provider of infusion therapies and related services, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of Allscripts Healthcare Solutions, a hospitals and health clinics operator, rose after the company unveiled plans to divest its hospitals and physician practices segments. Shares of Herc Holdings, an equipment rental supplier, rose after the company reported better-than-expected earnings for the third and fourth quarters of 2021.
Leading individual detractors from relative performance included the Fund’s overweight positions in Liberty TripAdvisor Holdings Inc., Cardiovascular Systems Inc. and Zymergen Inc.
Shares of Liberty TripAdvisor Holdings, an online advertising and hospitality commerce business, fell amid investor expectations that a resurgence in the pandemic in late 2021 and early 2022 would curb consumer and business travel. Shares of Cardiovascular Systems, a medical device manufacturer, fell after the company reported mixed results for several consecutive quarters and issued a voluntary recall of one of its products. Shares of Zymergen, an agricultural chemicals manufacturer, fell amid rising raw materials costs throughout the period.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s performance relative to the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Option Care Health, Inc.	1.3%
2.	Silicon Laboratories, Inc.	1.2
3.	NuVasive, Inc.	1.1
4.	Atkore, Inc.	0.9
5.	OSI Systems, Inc.	0.9
6.	Perficient, Inc.	0.9
7.	NetScout Systems, Inc.	0.9
8.	Murphy USA, Inc.	0.8
9.	BellRing Brands, Inc.	0.8
10.	Darling Ingredients, Inc.	0.8

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	17.0%
Financials	16.3
Industrials	15.1
Information Technology	13.5
Consumer Discretionary	8.6
Real Estate	6.3
Energy	4.8
Consumer Staples	3.6
Communication Services	3.5
Materials	3.3
Utilities	3.2
Short-Term Investments	4.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2022	J.P. Morgan Small Cap Funds	21

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. Morgan Small Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge *		(23.82)%	4.08%	9.07%
Without Sales Charge		(19.61)	5.20	9.66
CLASS C SHARES	November 1, 2007
With CDSC **		(21.00)	4.66	9.23
Without CDSC		(20.00)	4.66	9.23
Class I SHARES	September 10, 2001	(19.36)	5.48	9.95
Class L SHARES	November 4, 1993	(19.26)	5.64	10.13
Class R2 SHARES	November 1, 2011	(19.82)	4.92	9.39
Class R3 SHARES	September 9, 2016	(19.58)	5.21	9.67
Class R4 SHARES	September 9, 2016	(19.37)	5.46	9.95
Class R5 SHARES	September 9, 2016	(19.25)	5.63	10.12
Class R6 SHARES	November 1, 2011	(19.18)	5.73	10.23

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R3 shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R5 Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund and the Russell 2000 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Small Cap Funds	23

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Aerospace & Defense — 0.5%
Hexcel Corp.	96	5,038
Airlines — 0.2%
Frontier Group Holdings, Inc. * (a)	183	1,717
Auto Components — 0.5%
Fox Factory Holding Corp. *	44	3,541
Patrick Industries, Inc.	40	2,073
		5,614
Automobiles — 0.2%
Winnebago Industries, Inc.	53	2,547
Banks — 11.0%
BancFirst Corp.	55	5,264
Camden National Corp.	115	5,066
City Holding Co.	60	4,793
Columbia Banking System, Inc.	270	7,735
First Busey Corp.	320	7,312
First Commonwealth Financial Corp.	400	5,368
First Financial Bankshares, Inc.	175	6,864
First Merchants Corp.	180	6,412
Heritage Commerce Corp.	450	4,810
Independent Bank Corp.	90	7,149
Independent Bank Corp.	390	7,519
Lakeland Bancorp, Inc.	400	5,848
Old National Bancorp	440	6,508
Pinnacle Financial Partners, Inc.	56	4,017
Premier Financial Corp.	260	6,591
Simmons First National Corp., Class A	250	5,315
SouthState Corp.	110	8,486
TriCo Bancshares	115	5,249
Trustmark Corp.	179	5,240
		115,546
Beverages — 0.5%
Primo Water Corp.	400	5,352
Biotechnology — 6.0%
ACADIA Pharmaceuticals, Inc. *	127	1,784
ADC Therapeutics SA (Switzerland) * (a)	154	1,224
Alector, Inc. *	134	1,357
Allogene Therapeutics, Inc. * (a)	138	1,573
Amicus Therapeutics, Inc. *	548	5,884
Apellis Pharmaceuticals, Inc. *	72	3,235
Arrowhead Pharmaceuticals, Inc. *	118	4,169
Atara Biotherapeutics, Inc. * (a)	304	2,370
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Biohaven Pharmaceutical Holding Co. Ltd. *	8	1,156
Blueprint Medicines Corp. *	82	4,146
Coherus Biosciences, Inc. *	302	2,185
Fate Therapeutics, Inc. *	60	1,486
G1 Therapeutics, Inc. * (a)	151	748
Halozyme Therapeutics, Inc. *	187	8,219
Heron Therapeutics, Inc. * (a)	490	1,368
Kronos Bio, Inc. *	182	661
Natera, Inc. *	78	2,774
PMV Pharmaceuticals, Inc. * (a)	154	2,201
REGENXBIO, Inc. *	144	3,567
Relay Therapeutics, Inc. * (a)	160	2,678
REVOLUTION Medicines, Inc. *	106	2,068
Sage Therapeutics, Inc. *	60	1,943
Sana Biotechnology, Inc. * (a)	88	563
Twist Bioscience Corp. *	127	4,442
Verve Therapeutics, Inc. * (a)	78	1,193
		62,994
Building Products — 3.0%
Advanced Drainage Systems, Inc.	56	5,075
Carlisle Cos., Inc.	21	4,903
CSW Industrials, Inc.	50	5,152
Hayward Holdings, Inc. *	300	4,317
Simpson Manufacturing Co., Inc.	63	6,341
UFP Industries, Inc.	80	5,451
		31,239
Capital Markets — 1.7%
Evercore, Inc., Class A	25	2,308
Focus Financial Partners, Inc., Class A *	147	5,026
LPL Financial Holdings, Inc.	32	5,903
Virtus Investment Partners, Inc.	27	4,618
		17,855
Chemicals — 3.3%
Chase Corp.	75	5,836
Diversey Holdings Ltd. *	625	4,125
Hawkins, Inc.	160	5,765
HB Fuller Co.	100	6,021
Innospec, Inc.	65	6,226
Stepan Co.	65	6,588
		34,561
Commercial Services & Supplies — 2.0%
ACV Auctions, Inc., Class A *	237	1,548
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Commercial Services & Supplies — continued
Brady Corp., Class A	145	6,850
Casella Waste Systems, Inc., Class A *	86	6,263
MSA Safety, Inc.	49	5,978
		20,639
Communications Equipment — 0.8%
Ciena Corp. *	79	3,625
Viavi Solutions, Inc. *	330	4,366
		7,991
Construction & Engineering — 1.0%
Comfort Systems USA, Inc.	65	5,405
Valmont Industries, Inc.	21	4,700
		10,105
Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc. *	30	2,546
Diversified Telecommunication Services — 1.7%
Cogent Communications Holdings, Inc.	55	3,342
Iridium Communications, Inc. *	200	7,512
Radius Global Infrastructure, Inc. * (a)	450	6,867
		17,721
Electric Utilities — 0.4%
Portland General Electric Co.	95	4,591
Electrical Equipment — 1.2%
Bloom Energy Corp., Class A * (a)	216	3,567
Regal Rexnord Corp.	47	5,335
Shoals Technologies Group, Inc., Class A *	197	3,251
		12,153
Electronic Equipment, Instruments & Components — 2.1%
Fabrinet (Thailand) *	25	2,028
II-VI, Inc. * (a)	136	6,938
Insight Enterprises, Inc. *	55	4,745
Littelfuse, Inc.	22	5,525
TTM Technologies, Inc. *	225	2,812
		22,048
Energy Equipment & Services — 0.8%
Cactus, Inc., Class A	139	5,575
ChampionX Corp.	160	3,176
		8,751
Equity Real Estate Investment Trusts (REITs) — 7.5%
Agree Realty Corp.	125	9,016
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
American Campus Communities, Inc.	95	6,125
American Homes 4 Rent, Class A	150	5,316
Centerspace	60	4,893
CubeSmart	80	3,417
Highwoods Properties, Inc.	160	5,470
JBG SMITH Properties	250	5,910
Kite Realty Group Trust	275	4,755
Plymouth Industrial REIT, Inc.	135	2,368
Rayonier, Inc.	160	5,981
Rexford Industrial Realty, Inc.	55	3,167
RLJ Lodging Trust	550	6,067
Sunstone Hotel Investors, Inc. *	800	7,936
Terreno Realty Corp.	157	8,737
		79,158
Food & Staples Retailing — 1.4%
Grocery Outlet Holding Corp. * (a)	161	6,877
Performance Food Group Co. *	165	7,580
		14,457
Food Products — 1.2%
Flowers Foods, Inc.	225	5,922
Freshpet, Inc. *	58	2,981
J&J Snack Foods Corp.	30	4,190
		13,093
Gas Utilities — 1.3%
Chesapeake Utilities Corp.	35	4,534
ONE Gas, Inc.	90	7,307
Southwest Gas Holdings, Inc.	20	1,742
		13,583
Health Care Equipment & Supplies — 3.7%
CONMED Corp.	53	5,102
Figs, Inc., Class A *	145	1,322
iRhythm Technologies, Inc. *	52	5,657
Nevro Corp. *	53	2,329
NuVasive, Inc. *	126	6,201
Outset Medical, Inc. *	226	3,352
Shockwave Medical, Inc. *	47	9,009
Sight Sciences, Inc. * (a)	87	778
Utah Medical Products, Inc.	65	5,584
		39,334
Health Care Providers & Services — 3.7%
Acadia Healthcare Co., Inc. *	84	5,653
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	25

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
Accolade, Inc. *	215	1,587
Amedisys, Inc. *	29	3,064
Cano Health, Inc. * (a)	713	3,125
Encompass Health Corp.	110	6,166
Ensign Group, Inc. (The)	55	4,041
ModivCare, Inc. *	55	4,648
Patterson Cos., Inc.	350	10,605
		38,889
Health Care Technology — 0.7%
Evolent Health, Inc., Class A *	235	7,200
Hotels, Restaurants & Leisure — 4.1%
Boyd Gaming Corp.	71	3,509
Cracker Barrel Old Country Store, Inc. (a)	20	1,670
El Pollo Loco Holdings, Inc. *	220	2,165
Everi Holdings, Inc. *	270	4,404
Jack in the Box, Inc.	55	3,083
Life Time Group Holdings, Inc. * (a)	302	3,889
Marriott Vacations Worldwide Corp.	43	4,967
Papa John's International, Inc.	38	3,197
Planet Fitness, Inc., Class A *	107	7,267
Six Flags Entertainment Corp. *	142	3,092
Texas Roadhouse, Inc.	74	5,440
		42,683
Household Durables — 1.6%
Helen of Troy Ltd. *	30	4,944
Hooker Furnishings Corp.	50	778
La-Z-Boy, Inc.	110	2,608
M/I Homes, Inc. *	60	2,380
MDC Holdings, Inc.	65	2,100
Sonos, Inc. * (a)	219	3,942
		16,752
Insurance — 2.3%
Safety Insurance Group, Inc.	120	11,652
Selective Insurance Group, Inc.	150	13,041
		24,693
Interactive Media & Services — 0.6%
Bumble, Inc., Class A *	133	3,740
Eventbrite, Inc., Class A * (a)	247	2,535
		6,275
INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — 0.4%
Global-e Online Ltd. (Israel) * (a)	70	1,402
Xometry, Inc., Class A * (a)	79	2,679
		4,081
IT Services — 2.3%
CSG Systems International, Inc.	85	5,073
DigitalOcean Holdings, Inc. * (a)	130	5,376
ExlService Holdings, Inc. *	38	5,641
Globant SA *	26	4,445
Remitly Global, Inc. * (a)	164	1,258
Repay Holdings Corp. * (a)	218	2,803
		24,596
Life Sciences Tools & Services — 0.1%
Personalis, Inc. *	111	382
Rapid Micro Biosystems, Inc., Class A * (a)	93	401
Seer, Inc. * (a)	56	504
		1,287
Machinery — 4.8%
Alamo Group, Inc.	50	5,821
Altra Industrial Motion Corp.	105	3,701
Chart Industries, Inc. *	29	4,824
Evoqua Water Technologies Corp. *	110	3,583
Hillenbrand, Inc.	150	6,144
ITT, Inc.	67	4,500
John Bean Technologies Corp.	41	4,574
Kadant, Inc.	25	4,559
Lincoln Electric Holdings, Inc.	30	3,701
Mueller Industries, Inc.	70	3,730
Watts Water Technologies, Inc., Class A	45	5,528
		50,665
Mortgage Real Estate Investment Trusts (REITs) — 1.0%
Ares Commercial Real Estate Corp.	375	4,586
Ladder Capital Corp.	535	5,639
		10,225
Multi-Utilities — 0.6%
Unitil Corp.	100	5,872
Oil, Gas & Consumable Fuels — 1.9%
CNX Resources Corp. *	125	2,057
Matador Resources Co.	206	9,606
Oasis Petroleum, Inc.	18	2,136
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
PDC Energy, Inc.	50	3,080
SM Energy Co.	94	3,227
		20,106
Personal Products — 1.3%
BellRing Brands, Inc. *	140	3,485
Edgewell Personal Care Co.	165	5,696
Inter Parfums, Inc.	60	4,383
		13,564
Pharmaceuticals — 0.7%
Arvinas, Inc. *	86	3,617
Revance Therapeutics, Inc. *	272	3,761
		7,378
Professional Services — 1.3%
ASGN, Inc. *	50	4,512
CBIZ, Inc. *	45	1,798
KBR, Inc.	64	3,075
ManTech International Corp., Class A	39	3,757
		13,142
Road & Rail — 0.9%
Marten Transport Ltd.	310	5,214
Saia, Inc. *	24	4,507
		9,721
Semiconductors & Semiconductor Equipment — 1.8%
Cohu, Inc. *	125	3,469
MKS Instruments, Inc.	55	5,647
Rambus, Inc. *	145	3,116
Semtech Corp. *	73	4,015
Wolfspeed, Inc. * (a)	46	2,898
		19,145
Software — 5.9%
Blackline, Inc. *	74	4,905
Confluent, Inc., Class A *	111	2,588
CyberArk Software Ltd. *	58	7,401
Duck Creek Technologies, Inc. *	147	2,186
E2open Parent Holdings, Inc. *	330	2,567
Elastic NV *	49	3,348
Envestnet, Inc. *	91	4,796
Everbridge, Inc. *	67	1,869
Five9, Inc. *	49	4,505
HashiCorp, Inc., Class A *	72	2,110
JFrog Ltd. (Israel) *	125	2,638
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
LiveRamp Holdings, Inc. *	83	2,154
New Relic, Inc. *	59	2,941
Paycor HCM, Inc. * (a)	217	5,630
Q2 Holdings, Inc. *	49	1,900
SentinelOne, Inc., Class A *	108	2,513
Smartsheet, Inc., Class A *	117	3,689
Sprout Social, Inc., Class A *	32	1,828
Vertex, Inc., Class A *	192	2,177
		61,745
Specialty Retail — 2.3%
Floor & Decor Holdings, Inc., Class A *	37	2,307
Group 1 Automotive, Inc.	31	5,264
Lithia Motors, Inc., Class A	14	3,926
National Vision Holdings, Inc. *	151	4,145
Petco Health & Wellness Co., Inc. * (a)	260	3,841
Urban Outfitters, Inc. *	245	4,572
		24,055
Textiles, Apparel & Luxury Goods — 1.5%
Kontoor Brands, Inc.	145	4,839
Movado Group, Inc.	95	2,938
Oxford Industries, Inc.	50	4,437
Steven Madden Ltd.	110	3,543
		15,757
Thrifts & Mortgage Finance — 1.7%
PennyMac Financial Services, Inc.	120	5,245
Radian Group, Inc.	300	5,895
WSFS Financial Corp.	170	6,815
		17,955
Trading Companies & Distributors — 3.7%
Air Lease Corp.	72	2,405
Applied Industrial Technologies, Inc.	153	14,769
Beacon Roofing Supply, Inc. *	110	5,650
GMS, Inc. *	35	1,558
McGrath RentCorp	95	7,220
Rush Enterprises, Inc., Class A	104	5,000
SiteOne Landscape Supply, Inc. *	23	2,700
		39,302
Water Utilities — 0.3%
American States Water Co.	44	3,586
Total Common Stocks (Cost $1,066,610)		1,027,307
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	27

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% ^
Biotechnology — 0.0% ^
Clementia Pharmaceuticals, Inc. (France) ‡ *(Cost $—)	51	—
	SHARES (000)
Short Term Investments — 6.3%
Investment Companies — 2.6%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $27,327)	27,321	27,327
Investment of Cash Collateral from Securities Loaned — 3.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	35,002	34,981
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	4,611	4,611
Total Investment of Cash Collateral from Securities Loaned (Cost $39,591)		39,592
Total Short Term Investments (Cost $66,918)		66,919
Total Investments — 104.0% (Cost $1,133,528)		1,094,226
Liabilities in Excess of Other Assets — (4.0)%		(42,455)
NET ASSETS — 100.0%		1,051,771

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $37,552.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Small Cap Funds	June 30, 2022

JPMorgan Small Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Aerospace & Defense — 0.8%
Woodward, Inc.	481	44,504
Airlines — 0.7%
Alaska Air Group, Inc. *	962	38,547
Auto Components — 1.2%
LCI Industries	604	67,597
Automobiles — 0.7%
Thor Industries, Inc. (a)	568	42,439
Banks — 9.2%
BankUnited, Inc.	1,709	60,773
Commerce Bancshares, Inc.	799	52,443
Cullen/Frost Bankers, Inc.	439	51,125
First Financial Bancorp	2,359	45,761
First Hawaiian, Inc.	2,171	49,306
First Interstate BancSystem, Inc., Class A	714	27,195
ServisFirst Bancshares, Inc.	627	49,509
Signature Bank	285	51,120
Western Alliance Bancorp	946	66,771
Wintrust Financial Corp.	814	65,267
		519,270
Beverages — 1.2%
Primo Water Corp.	5,251	70,266
Building Products — 1.7%
Hayward Holdings, Inc. * (a)	3,576	51,457
Simpson Manufacturing Co., Inc.	433	43,543
		95,000
Capital Markets — 5.6%
AssetMark Financial Holdings, Inc. *	1,643	30,840
Evercore, Inc., Class A	502	46,961
Focus Financial Partners, Inc., Class A *	1,743	59,356
Moelis & Co., Class A	1,394	54,871
Morningstar, Inc.	276	66,702
StepStone Group, Inc., Class A	2,302	59,922
		318,652
Chemicals — 2.6%
Diversey Holdings Ltd. *	3,358	22,166
Quaker Chemical Corp. (a)	453	67,689
Valvoline, Inc.	1,984	57,191
		147,046
Commercial Services & Supplies — 9.2%
Brady Corp., Class A	1,295	61,178
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Casella Waste Systems, Inc., Class A *	1,017	73,899
Driven Brands Holdings, Inc. * (a)	2,564	70,614
IAA, Inc. *	1,968	64,479
MSA Safety, Inc.	758	91,793
Ritchie Bros Auctioneers, Inc. (Canada)	939	61,073
Stericycle, Inc. *	1,133	49,695
UniFirst Corp.	282	48,541
		521,272
Construction & Engineering — 1.9%
WillScot Mobile Mini Holdings Corp. *	3,298	106,909
Containers & Packaging — 1.8%
AptarGroup, Inc.	947	97,754
Pactiv Evergreen, Inc.	338	3,367
		101,121
Diversified Consumer Services — 1.1%
Bright Horizons Family Solutions, Inc. *	722	61,019
Electric Utilities — 1.2%
Portland General Electric Co.	1,417	68,487
Electronic Equipment, Instruments & Components — 2.6%
Badger Meter, Inc.	654	52,876
nLight, Inc. *	2,090	21,365
Novanta, Inc. *	593	71,891
		146,132
Equity Real Estate Investment Trusts (REITs) — 5.1%
CubeSmart	1,001	42,788
EastGroup Properties, Inc.	468	72,203
National Retail Properties, Inc.	1,891	81,299
Outfront Media, Inc.	2,746	46,554
Ryman Hospitality Properties, Inc. *	585	44,453
		287,297
Food & Staples Retailing — 4.2%
BJ's Wholesale Club Holdings, Inc. *	1,300	81,020
Casey's General Stores, Inc.	335	61,893
Performance Food Group Co. *	2,066	94,996
		237,909
Food Products — 0.9%
Utz Brands, Inc. (a)	3,528	48,760
Health Care Equipment & Supplies — 3.3%
Envista Holdings Corp. *	1,804	69,530
ICU Medical, Inc. *	425	69,865
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	29

JPMorgan Small Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — continued
Neogen Corp. * (a)	512	12,340
QuidelOrtho Corp. *	369	35,787
		187,522
Health Care Providers & Services — 6.2%
Agiliti, Inc. *	3,185	65,322
Chemed Corp.	164	77,078
Encompass Health Corp.	1,545	86,579
HealthEquity, Inc. *	1,321	81,106
Progyny, Inc. *	1,311	38,094
		348,179
Health Care Technology — 1.6%
Certara, Inc. *	2,296	49,279
Definitive Healthcare Corp. * (a)	1,780	40,811
		90,090
Hotels, Restaurants & Leisure — 2.8%
Monarch Casino & Resort, Inc. *	505	29,630
Planet Fitness, Inc., Class A *	841	57,160
Wendy's Co. (The)	3,651	68,938
		155,728
Insurance — 2.9%
Kinsale Capital Group, Inc.	366	84,188
RLI Corp.	663	77,261
		161,449
Internet & Direct Marketing Retail — 0.4%
Xometry, Inc., Class A * (a)	700	23,769
IT Services — 1.4%
WEX, Inc. *	498	77,417
Leisure Products — 2.4%
Acushnet Holdings Corp.	1,460	60,830
Brunswick Corp.	1,116	72,979
		133,809
Life Sciences Tools & Services — 2.1%
Azenta, Inc.	497	35,832
Syneos Health, Inc. *	1,165	83,547
		119,379
Machinery — 7.2%
Altra Industrial Motion Corp.	1,298	45,734
Douglas Dynamics, Inc.	996	28,621
Gates Industrial Corp. plc *	3,076	33,254
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Hillman Solutions Corp. * (a)	4,609	39,823
Lincoln Electric Holdings, Inc.	704	86,879
RBC Bearings, Inc. *	493	91,084
Toro Co. (The)	1,085	82,259
		407,654
Multi-Utilities — 1.1%
NorthWestern Corp. (a)	1,044	61,521
Professional Services — 0.7%
First Advantage Corp. *	2,994	37,937
Real Estate Management & Development — 0.8%
Cushman & Wakefield plc *	3,115	47,468
Road & Rail — 2.3%
Knight-Swift Transportation Holdings, Inc.	1,346	62,294
Landstar System, Inc.	460	66,941
		129,235
Semiconductors & Semiconductor Equipment — 2.9%
Allegro MicroSystems, Inc. (Japan) *	2,298	47,540
MACOM Technology Solutions Holdings, Inc. *	723	33,320
Power Integrations, Inc.	1,112	83,421
		164,281
Software — 4.5%
Clearwater Analytics Holdings, Inc., Class A * (a)	2,405	28,953
Duck Creek Technologies, Inc. *	766	11,375
Envestnet, Inc. *	818	43,168
Guidewire Software, Inc. *	607	43,128
nCino, Inc. * (a)	1,100	34,028
Paycor HCM, Inc. * (a)	1,648	42,844
Q2 Holdings, Inc. *	1,240	47,810
		251,306
Specialty Retail — 1.1%
Leslie's, Inc. * (a)	2,303	34,969
National Vision Holdings, Inc. *	1,014	27,877
		62,846
Textiles, Apparel & Luxury Goods — 0.7%
Carter's, Inc.	585	41,242
Trading Companies & Distributors — 1.1%
Applied Industrial Technologies, Inc.	655	62,981
Total Common Stocks (Cost $4,365,020)		5,486,040
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — 6.5%
Investment Companies — 3.3%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $189,425)	189,409	189,446
Investment of Cash Collateral from Securities Loaned — 3.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	160,051	159,955
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	18,662	18,662
Total Investment of Cash Collateral from Securities Loaned (Cost $178,620)		178,617
Total Short Term Investments (Cost $368,045)		368,063
Total Investments — 103.7% (Cost $4,733,065)		5,854,103
Liabilities in Excess of Other Assets — (3.7)%		(210,141)
NET ASSETS — 100.0%		5,643,962

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $170,798.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	31

JPMorgan Small Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.3%
Aerospace & Defense — 1.1%
Hexcel Corp.	801	41,905
Airlines — 0.4%
Frontier Group Holdings, Inc. * (a)	1,514	14,188
Auto Components — 0.7%
Fox Factory Holding Corp. *	365	29,409
Automobiles — 0.5%
Winnebago Industries, Inc. (a)	438	21,281
Banks — 2.3%
First Financial Bankshares, Inc.	1,456	57,156
Pinnacle Financial Partners, Inc.	466	33,707
		90,863
Biotechnology — 13.4%
ACADIA Pharmaceuticals, Inc. *	1,049	14,787
ADC Therapeutics SA (Switzerland) * (a)	1,263	10,037
Alector, Inc. *	1,099	11,161
Allogene Therapeutics, Inc. * (a)	1,158	13,205
Amicus Therapeutics, Inc. *	4,558	48,953
Apellis Pharmaceuticals, Inc. *	594	26,861
Arrowhead Pharmaceuticals, Inc. *	983	34,629
Atara Biotherapeutics, Inc. * (a)	2,516	19,598
Biohaven Pharmaceutical Holding Co. Ltd. *	67	9,707
Blueprint Medicines Corp. *	682	34,465
Coherus Biosciences, Inc. * (a)	2,496	18,074
Fate Therapeutics, Inc. * (a)	494	12,236
G1 Therapeutics, Inc. * (a)	1,259	6,221
Halozyme Therapeutics, Inc. *	1,568	68,996
Heron Therapeutics, Inc. * (a)	4,043	11,279
Kronos Bio, Inc. *	1,505	5,480
Natera, Inc. *	649	23,008
PMV Pharmaceuticals, Inc. * (a)	1,303	18,571
REGENXBIO, Inc. *	1,199	29,614
Relay Therapeutics, Inc. * (a)	1,342	22,479
REVOLUTION Medicines, Inc. * (a)	891	17,356
Sage Therapeutics, Inc. *	498	16,084
Sana Biotechnology, Inc. * (a)	703	4,522
Twist Bioscience Corp. *	1,071	37,426
Verve Therapeutics, Inc. * (a)	655	10,008
		524,757
Building Products — 3.5%
Advanced Drainage Systems, Inc.	469	42,206
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — continued
Carlisle Cos., Inc.	171	40,789
Simpson Manufacturing Co., Inc.	524	52,774
		135,769
Capital Markets — 1.6%
Evercore, Inc., Class A	204	19,120
Focus Financial Partners, Inc., Class A *	1,228	41,805
		60,925
Commercial Services & Supplies — 2.9%
ACV Auctions, Inc., Class A *	1,957	12,796
Casella Waste Systems, Inc., Class A *	717	52,120
MSA Safety, Inc.	411	49,756
		114,672
Communications Equipment — 0.8%
Ciena Corp. *	659	30,115
Construction & Engineering — 1.0%
Valmont Industries, Inc.	174	39,089
Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions, Inc. *	250	21,089
Electrical Equipment — 1.4%
Bloom Energy Corp., Class A * (a)	1,796	29,636
Shoals Technologies Group, Inc., Class A *	1,640	27,022
		56,658
Electronic Equipment, Instruments & Components — 2.6%
II-VI, Inc. * (a)	1,134	57,775
Littelfuse, Inc.	181	45,971
		103,746
Energy Equipment & Services — 1.2%
Cactus, Inc., Class A	1,157	46,583
Equity Real Estate Investment Trusts (REITs) — 1.9%
CubeSmart	664	28,377
Terreno Realty Corp.	847	47,201
		75,578
Food & Staples Retailing — 3.1%
Grocery Outlet Holding Corp. *	1,343	57,257
Performance Food Group Co. *	1,378	63,349
		120,606
Food Products — 0.6%
Freshpet, Inc. *	477	24,748
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 7.2%
CONMED Corp.	443	42,440
Figs, Inc., Class A *	1,193	10,865
iRhythm Technologies, Inc. *	457	49,349
Nevro Corp. *	440	19,297
NuVasive, Inc. *	1,050	51,622
Outset Medical, Inc. *	1,884	28,000
Shockwave Medical, Inc. *	396	75,564
Sight Sciences, Inc. * (a)	705	6,339
		283,476
Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc. *	696	47,044
Accolade, Inc. * (a)	1,814	13,426
Amedisys, Inc. *	245	25,721
Cano Health, Inc. * (a)	5,926	25,958
		112,149
Health Care Technology — 1.5%
Evolent Health, Inc., Class A *	1,952	59,945
Hotels, Restaurants & Leisure — 6.7%
Boyd Gaming Corp.	586	29,155
Life Time Group Holdings, Inc. * (a)	2,510	32,333
Marriott Vacations Worldwide Corp.	356	41,325
Papa John's International, Inc.	318	26,546
Planet Fitness, Inc., Class A *	890	60,513
Six Flags Entertainment Corp. *	1,183	25,673
Texas Roadhouse, Inc.	618	45,266
		260,811
Household Durables — 1.9%
Helen of Troy Ltd. *	254	41,301
Sonos, Inc. * (a)	1,817	32,775
		74,076
Interactive Media & Services — 1.3%
Bumble, Inc., Class A *	1,104	31,078
Eventbrite, Inc., Class A * (a)	2,047	21,025
		52,103
Internet & Direct Marketing Retail — 0.9%
Global-e Online Ltd. (Israel) *	573	11,549
Xometry, Inc., Class A * (a)	655	22,231
		33,780
IT Services — 4.1%
DigitalOcean Holdings, Inc. * (a)	1,082	44,742
INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued
ExlService Holdings, Inc. *	319	46,932
Globant SA *	212	36,967
Remitly Global, Inc. * (a)	1,356	10,384
Repay Holdings Corp. * (a)	1,808	23,235
		162,260
Life Sciences Tools & Services — 0.3%
Personalis, Inc. *	1,572	5,424
Rapid Micro Biosystems, Inc., Class A * (a)	924	3,975
Seer, Inc. * (a)	453	4,051
		13,450
Machinery — 3.7%
Chart Industries, Inc. *	241	40,308
Evoqua Water Technologies Corp. *	915	29,758
ITT, Inc.	559	37,596
John Bean Technologies Corp.	345	38,037
		145,699
Oil, Gas & Consumable Fuels — 2.7%
Matador Resources Co.	1,301	60,611
Oasis Petroleum, Inc.	147	17,842
SM Energy Co.	788	26,961
		105,414
Pharmaceuticals — 1.6%
Arvinas, Inc. *	721	30,356
Revance Therapeutics, Inc. *	2,261	31,248
		61,604
Professional Services — 1.4%
KBR, Inc.	527	25,514
ManTech International Corp., Class A	327	31,217
		56,731
Road & Rail — 1.0%
Saia, Inc. *	199	37,463
Semiconductors & Semiconductor Equipment — 2.7%
MKS Instruments, Inc.	458	46,996
Semtech Corp. *	607	33,372
Wolfspeed, Inc. *	379	24,042
		104,410
Software — 12.6%
Blackline, Inc. *	613	40,806
Confluent, Inc., Class A * (a)	941	21,871
CyberArk Software Ltd. *	482	61,638
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	33

JPMorgan Small Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
Duck Creek Technologies, Inc. *	1,220	18,123
Elastic NV *	411	27,800
Envestnet, Inc. *	756	39,895
Everbridge, Inc. *	555	15,471
Five9, Inc. *	411	37,460
HashiCorp, Inc., Class A *	606	17,836
JFrog Ltd. (Israel) *	1,038	21,864
LiveRamp Holdings, Inc. *	691	17,846
New Relic, Inc. *	487	24,398
Paycor HCM, Inc. * (a)	1,801	46,833
Q2 Holdings, Inc. *	407	15,715
SentinelOne, Inc., Class A *	910	21,239
Smartsheet, Inc., Class A *	975	30,638
Sprout Social, Inc., Class A *	260	15,102
Vertex, Inc., Class A *	1,590	18,010
		492,545
Specialty Retail — 3.3%
Floor & Decor Holdings, Inc., Class A *	303	19,117
Lithia Motors, Inc., Class A	119	32,630
National Vision Holdings, Inc. *	1,725	47,438
Petco Health & Wellness Co., Inc. * (a)	2,167	31,937
		131,122
Trading Companies & Distributors — 4.0%
Air Lease Corp.	596	19,927
Applied Industrial Technologies, Inc.	738	70,954
Rush Enterprises, Inc., Class A	867	41,772
SiteOne Landscape Supply, Inc. *	188	22,393
		155,046
Total Common Stocks (Cost $4,242,964)		3,894,065
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Biotechnology — 0.0% ^
Clementia Pharmaceuticals, Inc. (France) ‡ *(Cost $—)	927	—
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — 7.5%
Investment Companies — 1.2%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $45,206)	45,200	45,209
Investment of Cash Collateral from Securities Loaned — 6.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	222,227	222,094
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	25,886	25,886
Total Investment of Cash Collateral from Securities Loaned (Cost $247,981)		247,980
Total Short Term Investments (Cost $293,187)		293,189
Total Investments — 106.8% (Cost $4,536,151)		4,187,254
Liabilities in Excess of Other Assets — (6.8)%		(268,073)
NET ASSETS — 100.0%		3,919,181

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $236,282.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Small Cap Funds	June 30, 2022

JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%
Aerospace & Defense — 1.1%
Maxar Technologies, Inc.	58	1,515
Auto Components — 1.9%
Visteon Corp. *	24	2,538
Banks — 9.4%
Amalgamated Financial Corp.	170	3,358
Customers Bancorp, Inc. *	23	765
Hilltop Holdings, Inc.	102	2,709
Signature Bank	4	706
Synovus Financial Corp.	58	2,108
Zions Bancorp NA	60	3,067
		12,713
Biotechnology — 5.9%
Fate Therapeutics, Inc. *	32	787
Halozyme Therapeutics, Inc. *	84	3,678
Natera, Inc. *	23	823
Sarepta Therapeutics, Inc. *	35	2,643
		7,931
Building Products — 3.9%
AAON, Inc. (a)	58	3,158
Advanced Drainage Systems, Inc.	10	941
AZEK Co., Inc. (The) *	69	1,152
		5,251
Capital Markets — 1.3%
Federated Hermes, Inc.	54	1,731
Chemicals — 1.3%
Avient Corp.	43	1,727
Zymergen, Inc. * (a)	38	47
		1,774
Commercial Services & Supplies — 5.3%
ABM Industries, Inc.	24	1,049
Interface, Inc.	129	1,618
MillerKnoll, Inc.	89	2,324
Tetra Tech, Inc.	16	2,202
		7,193
Diversified Consumer Services — 1.0%
Coursera, Inc. *	92	1,298
Electric Utilities — 2.2%
Portland General Electric Co.	62	2,982
Electrical Equipment — 1.2%
Acuity Brands, Inc.	5	786
INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — continued
Bloom Energy Corp., Class A * (a)	22	369
Fluence Energy, Inc. * (a)	18	168
FuelCell Energy, Inc. * (a)	77	287
		1,610
Electronic Equipment, Instruments & Components — 2.6%
Badger Meter, Inc.	20	1,640
Itron, Inc. *	38	1,858
		3,498
Equity Real Estate Investment Trusts (REITs) — 7.0%
Alexander & Baldwin, Inc.	103	1,848
Hudson Pacific Properties, Inc.	34	507
Kilroy Realty Corp.	34	1,767
Paramount Group, Inc.	207	1,498
Rayonier, Inc.	60	2,235
Rexford Industrial Realty, Inc.	27	1,561
		9,416
Food & Staples Retailing — 2.6%
Sprouts Farmers Market, Inc. *	65	1,637
United Natural Foods, Inc. *	46	1,822
		3,459
Food Products — 2.5%
AppHarvest, Inc. * (a)	80	277
Darling Ingredients, Inc. *	46	2,772
Vital Farms, Inc. * (a)	43	376
		3,425
Health Care Equipment & Supplies — 1.4%
Shockwave Medical, Inc. *	10	1,912
Health Care Providers & Services — 6.6%
AMN Healthcare Services, Inc. *	29	3,141
Encompass Health Corp.	36	2,040
HealthEquity, Inc. *	45	2,747
Progyny, Inc. *	33	954
		8,882
Health Care Technology — 2.1%
Allscripts Healthcare Solutions, Inc. *	91	1,345
Schrodinger, Inc. *	55	1,470
		2,815
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	35

JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 2.7%
KB Home	73	2,079
Sonos, Inc. * (a)	84	1,516
		3,595
Independent Power and Renewable Electricity Producers — 0.2%
Sunnova Energy International, Inc. *	13	247
Insurance — 1.7%
CNO Financial Group, Inc.	121	2,179
Lemonade, Inc. * (a)	4	80
		2,259
Interactive Media & Services — 2.5%
Bumble, Inc., Class A *	68	1,913
Yelp, Inc. *	54	1,512
		3,425
Internet & Direct Marketing Retail — 0.4%
Rent the Runway, Inc., Class A * (a)	120	369
ThredUp, Inc., Class A *	64	159
		528
Life Sciences Tools & Services — 0.9%
Azenta, Inc.	12	899
Singular Genomics Systems, Inc. * (a)	97	370
		1,269
Machinery — 2.2%
AGCO Corp.	14	1,421
Lindsay Corp.	12	1,601
		3,022
Metals & Mining — 2.9%
Constellium SE *	142	1,870
Schnitzer Steel Industries, Inc., Class A	63	2,074
		3,944
Mortgage Real Estate Investment Trusts (REITs) — 1.8%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	63	2,375
Oil, Gas & Consumable Fuels — 0.6%
Clean Energy Fuels Corp. * (a)	167	746
Personal Products — 0.2%
Honest Co., Inc. (The) *	75	218
INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 4.8%
Huron Consulting Group, Inc. *	59	3,815
ICF International, Inc.	27	2,620
		6,435
Real Estate Management & Development — 1.4%
Cushman & Wakefield plc *	120	1,834
Semiconductors & Semiconductor Equipment — 3.1%
Power Integrations, Inc.	22	1,663
SunPower Corp. * (a)	113	1,787
Wolfspeed, Inc. * (a)	11	711
		4,161
Software — 3.4%
Everbridge, Inc. *	15	412
NCR Corp. *	63	1,957
Q2 Holdings, Inc. *	39	1,521
Workiva, Inc. *	10	647
		4,537
Specialty Retail — 0.3%
Warby Parker, Inc., Class A * (a)	39	441
Textiles, Apparel & Luxury Goods — 5.8%
Allbirds, Inc., Class A * (a)	102	399
Columbia Sportswear Co.	20	1,451
Deckers Outdoor Corp. *	9	2,323
Kontoor Brands, Inc.	53	1,784
Unifi, Inc. *	133	1,865
		7,822
Trading Companies & Distributors — 2.6%
WESCO International, Inc. *	33	3,565
Water Utilities — 2.2%
American States Water Co.	36	2,934
Total Common Stocks (Cost $175,883)		133,300
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Biotechnology — 0.0% ^
Contra Aduro Biotech I ‡ *(Cost $108)	42	—
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — 5.3%
Investment Companies — 1.0%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $1,396)	1,396	1,396
Investment of Cash Collateral from Securities Loaned — 4.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	4,094	4,091
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	1,630	1,630
Total Investment of Cash Collateral from Securities Loaned (Cost $5,721)		5,721
Total Short Term Investments (Cost $7,117)		7,117
Total Investments — 104.3% (Cost $183,108)		140,417
Liabilities in Excess of Other Assets — (4.3)%		(5,807)
NET ASSETS — 100.0%		134,610

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $5,612.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	37

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%
Aerospace & Defense — 0.3%
AAR Corp. *	39	1,627
Moog, Inc., Class A	30	2,398
		4,025
Air Freight & Logistics — 1.0%
Atlas Air Worldwide Holdings, Inc. *	33	2,036
Hub Group, Inc., Class A *	150	10,620
Radiant Logistics, Inc. *	95	708
		13,364
Airlines — 0.4%
Hawaiian Holdings, Inc. *	46	654
SkyWest, Inc. *	215	4,579
		5,233
Auto Components — 0.4%
Adient plc *	112	3,336
American Axle & Manufacturing Holdings, Inc. *	44	331
Dana, Inc.	113	1,589
		5,256
Banks — 18.7%
1st Source Corp.	54	2,452
American National Bankshares, Inc.	12	415
Ameris Bancorp	44	1,756
Associated Banc-Corp.	329	6,013
Atlantic Union Bankshares Corp.	83	2,819
BankUnited, Inc.	38	1,337
Banner Corp.	21	1,180
Brookline Bancorp, Inc.	341	4,537
Business First Bancshares, Inc.	79	1,694
Byline Bancorp, Inc.	163	3,887
Cadence Bank	143	3,352
Capstar Financial Holdings, Inc.	53	1,050
Cathay General Bancorp	222	8,703
Central Pacific Financial Corp.	224	4,803
City Holding Co.	32	2,564
Civista Bancshares, Inc.	19	398
Columbia Banking System, Inc.	94	2,687
Community Bank System, Inc.	62	3,911
Community Trust Bancorp, Inc.	89	3,598
ConnectOne Bancorp, Inc.	85	2,071
Customers Bancorp, Inc. *	56	1,905
CVB Financial Corp.	294	7,287
Eastern Bankshares, Inc.	311	5,745
Enterprise Financial Services Corp.	106	4,391
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Equity Bancshares, Inc., Class A	36	1,044
Farmers National Banc Corp.	55	825
Financial Institutions, Inc.	35	906
First Bancorp	15	527
First BanCorp (Puerto Rico)	354	4,575
First Bancshares, Inc. (The)	22	618
First Citizens BancShares, Inc., Class A	5	3,151
First Commonwealth Financial Corp.	482	6,464
First Financial Corp.	73	3,235
First Interstate BancSystem, Inc., Class A	115	4,383
First Merchants Corp.	110	3,929
Flushing Financial Corp.	27	572
FNB Corp.	58	634
Fulton Financial Corp.	187	2,707
Glacier Bancorp, Inc.	71	3,381
Great Southern Bancorp, Inc.	11	632
Hancock Whitney Corp.	131	5,812
Heritage Commerce Corp.	122	1,304
Hilltop Holdings, Inc.	44	1,162
Home BancShares, Inc.	307	6,372
HomeStreet, Inc.	41	1,425
HomeTrust Bancshares, Inc.	61	1,535
Hope Bancorp, Inc.	719	9,949
Independent Bank Corp.	54	4,258
Independent Bank Corp.	28	532
Independent Bank Group, Inc. (a)	38	2,574
Mercantile Bank Corp.	9	300
Meta Financial Group, Inc.	35	1,346
Midland States Bancorp, Inc.	48	1,149
National Bank Holdings Corp., Class A	46	1,757
Nicolet Bankshares, Inc. *	9	680
OceanFirst Financial Corp.	415	7,943
OFG Bancorp (Puerto Rico)	278	7,061
Old National Bancorp	652	9,639
Old Second Bancorp, Inc.	81	1,087
Origin Bancorp, Inc.	17	667
Pacific Premier Bancorp, Inc.	51	1,477
Peapack-Gladstone Financial Corp.	40	1,179
Peoples Bancorp, Inc.	24	649
Pinnacle Financial Partners, Inc.	35	2,538
Preferred Bank	16	1,109
Premier Financial Corp.	42	1,062
QCR Holdings, Inc.	25	1,344
Renasant Corp.	7	210
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Banks — continued
Republic Bancorp, Inc., Class A	15	714
Sandy Spring Bancorp, Inc.	78	3,063
Sierra Bancorp	25	552
Simmons First National Corp., Class A	57	1,205
South Plains Financial, Inc.	10	251
SouthState Corp.	41	3,160
TriCo Bancshares	64	2,944
Trustmark Corp.	195	5,704
UMB Financial Corp.	123	10,616
United Community Banks, Inc.	110	3,312
Valley National Bancorp	126	1,309
Veritex Holdings, Inc.	76	2,230
Washington Federal, Inc.	173	5,194
Washington Trust Bancorp, Inc.	7	314
Webster Financial Corp.	56	2,344
WesBanco, Inc.	24	764
Westamerica BanCorp	82	4,575
Wintrust Financial Corp.	16	1,258
		241,767
Biotechnology — 5.6%
2seventy bio, Inc. *	67	887
Agios Pharmaceuticals, Inc. *	102	2,266
Allovir, Inc. * (a)	149	581
Arcus Biosciences, Inc. * (a)	236	5,969
BioCryst Pharmaceuticals, Inc. * (a)	180	1,904
Biohaven Pharmaceutical Holding Co. Ltd. *	12	1,676
Bluebird Bio, Inc. * (a)	202	835
CTI BioPharma Corp. *	338	2,016
Cytokinetics, Inc. *	74	2,907
Eagle Pharmaceuticals, Inc. *	85	3,799
Enanta Pharmaceuticals, Inc. *	14	676
EQRx, Inc. * (a)	660	3,095
Fate Therapeutics, Inc. *	71	1,759
Iovance Biotherapeutics, Inc. *	98	1,080
iTeos Therapeutics, Inc. *	183	3,762
IVERIC bio, Inc. *	264	2,540
Kezar Life Sciences, Inc. *	487	4,024
Kymera Therapeutics, Inc. * (a)	222	4,379
Lexicon Pharmaceuticals, Inc. * (a)	642	1,194
Lyell Immunopharma, Inc. * (a)	250	1,629
Nuvalent, Inc., Class A * (a)	254	3,442
Prometheus Biosciences, Inc. *	38	1,081
Prothena Corp. plc (Ireland) *	109	2,948
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
REGENXBIO, Inc. *	163	4,031
Relay Therapeutics, Inc. * (a)	278	4,660
SpringWorks Therapeutics, Inc. *	149	3,666
Travere Therapeutics, Inc. * (a)	233	5,658
		72,464
Building Products — 0.3%
Resideo Technologies, Inc. *	101	1,975
UFP Industries, Inc.	26	1,758
		3,733
Capital Markets — 1.0%
AssetMark Financial Holdings, Inc. *	48	895
Blucora, Inc. *	224	4,142
Cowen, Inc., Class A (a)	83	1,969
Donnelley Financial Solutions, Inc. *	49	1,421
PJT Partners, Inc., Class A	12	872
Stifel Financial Corp.	45	2,504
Virtus Investment Partners, Inc.	3	513
		12,316
Chemicals — 0.9%
AdvanSix, Inc.	103	3,451
Avient Corp.	55	2,213
Ecovyst, Inc.	58	570
Minerals Technologies, Inc.	35	2,165
Tronox Holdings plc, Class A	199	3,342
		11,741
Commercial Services & Supplies — 1.4%
ABM Industries, Inc.	152	6,583
ACCO Brands Corp.	309	2,018
Cimpress plc (Ireland) *	5	206
Ennis, Inc.	35	712
GEO Group, Inc. (The), REIT * (a)	520	3,432
Heritage-Crystal Clean, Inc. *	37	1,008
HNI Corp.	33	1,131
Steelcase, Inc., Class A	289	3,103
		18,193
Communications Equipment — 0.9%
Harmonic, Inc. *	415	3,597
NetScout Systems, Inc. *	239	8,084
		11,681
Construction & Engineering — 2.1%
Arcosa, Inc.	53	2,428
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	39

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Construction & Engineering — continued
Argan, Inc.	158	5,900
Comfort Systems USA, Inc.	44	3,634
EMCOR Group, Inc.	47	4,870
MasTec, Inc. *	51	3,676
MYR Group, Inc. *	48	4,257
Primoris Services Corp.	88	1,906
Tutor Perini Corp. *	69	606
		27,277
Consumer Finance — 1.1%
Encore Capital Group, Inc. *	133	7,683
Navient Corp.	129	1,805
Nelnet, Inc., Class A	17	1,483
PROG Holdings, Inc. *	179	2,947
		13,918
Containers & Packaging — 0.2%
Greif, Inc., Class A	35	2,177
Myers Industries, Inc.	18	409
O-I Glass, Inc. *	34	482
		3,068
Diversified Consumer Services — 0.2%
Stride, Inc. *	63	2,558
Diversified Telecommunication Services — 1.0%
EchoStar Corp., Class A * (a)	246	4,740
Liberty Latin America Ltd., Class A (Chile) *	96	752
Liberty Latin America Ltd., Class C (Chile) *	937	7,297
		12,789
Electric Utilities — 1.2%
IDACORP, Inc.	48	5,126
Otter Tail Corp.	19	1,242
Portland General Electric Co.	177	8,535
Via Renewables, Inc.	77	591
		15,494
Electrical Equipment — 0.9%
AZZ, Inc.	33	1,352
Encore Wire Corp.	84	8,698
Powell Industries, Inc.	73	1,708
		11,758
Electronic Equipment, Instruments & Components — 2.7%
Belden, Inc.	17	916
Benchmark Electronics, Inc. (a)	211	4,765
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued
Knowles Corp. *	371	6,419
OSI Systems, Inc. *	88	7,536
Sanmina Corp. *	108	4,395
ScanSource, Inc. *	165	5,125
TTM Technologies, Inc. *	180	2,254
Vishay Intertechnology, Inc.	226	4,034
		35,444
Energy Equipment & Services — 0.9%
Bristow Group, Inc. *	14	327
ChampionX Corp.	138	2,729
Helmerich & Payne, Inc.	68	2,928
NexTier Oilfield Solutions, Inc. *	202	1,925
Patterson-UTI Energy, Inc.	94	1,474
Solaris Oilfield Infrastructure, Inc., Class A	75	818
US Silica Holdings, Inc. * (a)	74	846
		11,047
Entertainment — 0.1%
Lions Gate Entertainment Corp., Class A *	114	1,066
Equity Real Estate Investment Trusts (REITs) — 10.7%
Agree Realty Corp.	188	13,524
Alexander & Baldwin, Inc.	164	2,948
American Assets Trust, Inc.	64	1,895
Apple Hospitality REIT, Inc.	388	5,689
Brandywine Realty Trust	247	2,379
Broadstone Net Lease, Inc.	123	2,531
Centerspace	37	3,050
Chatham Lodging Trust *	42	437
City Office REIT, Inc.	87	1,132
Corporate Office Properties Trust	216	5,660
DiamondRock Hospitality Co. *	327	2,684
Equity Commonwealth *	240	6,602
Essential Properties Realty Trust, Inc.	98	2,110
First Industrial Realty Trust, Inc.	44	2,080
Four Corners Property Trust, Inc.	78	2,071
Getty Realty Corp.	96	2,537
Gladstone Commercial Corp.	126	2,368
Global Medical REIT, Inc.	61	685
Healthcare Realty Trust, Inc. (a)	301	8,195
Highwoods Properties, Inc.	15	509
Independence Realty Trust, Inc.	167	3,456
Kite Realty Group Trust	224	3,873
NexPoint Residential Trust, Inc.	6	345
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Paramount Group, Inc.	474	3,429
Pebblebrook Hotel Trust	136	2,254
Phillips Edison & Co., Inc. (a)	82	2,746
Physicians Realty Trust	188	3,277
Piedmont Office Realty Trust, Inc., Class A	232	3,045
Plymouth Industrial REIT, Inc.	31	544
PotlatchDeltic Corp.	110	4,852
Retail Opportunity Investments Corp.	319	5,031
RLJ Lodging Trust	280	3,088
Ryman Hospitality Properties, Inc. *	38	2,904
SITE Centers Corp.	483	6,506
STAG Industrial, Inc.	211	6,531
Summit Hotel Properties, Inc. *	112	817
Sunstone Hotel Investors, Inc. *	227	2,248
Terreno Realty Corp.	100	5,590
UMH Properties, Inc.	43	763
Urban Edge Properties	50	756
Urstadt Biddle Properties, Inc., Class A	39	632
Xenia Hotels & Resorts, Inc. *	413	6,005
		137,778
Food & Staples Retailing — 0.9%
Andersons, Inc. (The)	109	3,590
SpartanNash Co.	135	4,067
Sprouts Farmers Market, Inc. *	127	3,228
United Natural Foods, Inc. *	35	1,379
		12,264
Food Products — 0.7%
Darling Ingredients, Inc. *	127	7,577
Fresh Del Monte Produce, Inc.	36	1,060
Seneca Foods Corp., Class A *	15	866
		9,503
Gas Utilities — 2.0%
Brookfield Infrastructure Corp., Class A (Canada)	62	2,616
Chesapeake Utilities Corp.	12	1,593
New Jersey Resources Corp.	293	13,043
Northwest Natural Holding Co.	46	2,448
ONE Gas, Inc.	11	934
Spire, Inc.	70	5,176
		25,810
Health Care Equipment & Supplies — 0.8%
AngioDynamics, Inc. *	88	1,711
Bioventus, Inc., Class A * (a)	146	992
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Embecta Corp. *	97	2,451
Integer Holdings Corp. *	10	692
Natus Medical, Inc. *	59	1,947
Utah Medical Products, Inc.	17	1,477
Varex Imaging Corp. *	56	1,202
		10,472
Health Care Providers & Services — 1.6%
AdaptHealth Corp. *	156	2,814
National HealthCare Corp.	12	867
Option Care Health, Inc. *	495	13,762
Owens & Minor, Inc.	120	3,755
		21,198
Health Care Technology — 2.2%
Allscripts Healthcare Solutions, Inc. *	817	12,107
Computer Programs and Systems, Inc. *	138	4,421
Evolent Health, Inc., Class A *	181	5,565
NextGen Healthcare, Inc. *	388	6,767
		28,860
Hotels, Restaurants & Leisure — 0.6%
Bloomin' Brands, Inc.	127	2,119
Bluegreen Vacations Holding Corp.	34	839
Light & Wonder, Inc. *	27	1,250
Marriott Vacations Worldwide Corp.	22	2,568
SeaWorld Entertainment, Inc. *	25	1,122
		7,898
Household Durables — 1.2%
Lifetime Brands, Inc.	41	448
Meritage Homes Corp. *	70	5,111
Taylor Morrison Home Corp. *	232	5,413
Tri Pointe Homes, Inc. *	297	5,012
		15,984
Household Products — 0.3%
Central Garden & Pet Co., Class A *	108	4,321
Independent Power and Renewable Electricity Producers — 0.7%
Clearway Energy, Inc.	129	4,115
Clearway Energy, Inc., Class C	128	4,466
		8,581
Insurance — 1.4%
American Equity Investment Life Holding Co.	54	1,964
CNO Financial Group, Inc.	99	1,789
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	41

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Employers Holdings, Inc.	65	2,731
RLI Corp.	60	6,961
Selective Insurance Group, Inc.	36	3,173
Stewart Information Services Corp.	29	1,443
		18,061
Interactive Media & Services — 0.5%
Cars.com, Inc. *	232	2,185
Liberty TripAdvisor Holdings, Inc., Class A *	158	120
QuinStreet, Inc. *	143	1,437
Yelp, Inc. *	95	2,633
		6,375
IT Services — 0.9%
CSG Systems International, Inc.	107	6,415
IBEX Holdings Ltd. *	32	545
Information Services Group, Inc.	671	4,534
SolarWinds Corp.	23	235
		11,729
Life Sciences Tools & Services — 0.1%
Pacific Biosciences of California, Inc. * (a)	273	1,207
Machinery — 1.5%
AGCO Corp.	48	4,708
Douglas Dynamics, Inc.	21	598
EnPro Industries, Inc.	12	983
Hillenbrand, Inc.	39	1,622
Mueller Industries, Inc.	116	6,165
Terex Corp.	62	1,689
Wabash National Corp. (a)	252	3,425
		19,190
Marine — 0.1%
Safe Bulkers, Inc. (Greece) (a)	206	786
Media — 1.7%
AMC Networks, Inc., Class A *	182	5,306
Gray Television, Inc.	328	5,550
John Wiley & Sons, Inc., Class A	183	8,745
Sinclair Broadcast Group, Inc., Class A	132	2,684
		22,285
Metals & Mining — 2.2%
Alcoa Corp.	21	966
Allegheny Technologies, Inc. *	32	722
Arconic Corp. *	237	6,651
INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — continued
Cleveland-Cliffs, Inc. *	49	748
Coeur Mining, Inc. *	91	276
Commercial Metals Co.	216	7,153
Constellium SE *	257	3,398
Hecla Mining Co.	180	705
Materion Corp.	21	1,541
Olympic Steel, Inc.	13	345
Schnitzer Steel Industries, Inc., Class A	63	2,066
SunCoke Energy, Inc.	237	1,613
TimkenSteel Corp. *	86	1,611
		27,795
Mortgage Real Estate Investment Trusts (REITs) — 3.2%
Arbor Realty Trust, Inc.	97	1,274
Ares Commercial Real Estate Corp.	500	6,113
Blackstone Mortgage Trust, Inc., Class A (a)	369	10,210
Ellington Financial, Inc. (a)	223	3,271
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	41	1,564
KKR Real Estate Finance Trust, Inc.	416	7,265
Ladder Capital Corp.	457	4,812
Ready Capital Corp.	216	2,578
Redwood Trust, Inc.	271	2,087
TPG RE Finance Trust, Inc.	170	1,535
		40,709
Multi-Utilities — 0.9%
Avista Corp.	84	3,650
Black Hills Corp.	45	3,282
NorthWestern Corp.	38	2,204
Unitil Corp.	31	1,844
		10,980
Oil, Gas & Consumable Fuels — 3.4%
Antero Resources Corp. *	29	886
Arch Resources, Inc.	34	4,851
Berry Corp.	31	234
CNX Resources Corp. *	52	856
CONSOL Energy, Inc. *	19	938
CVR Energy, Inc.	67	2,241
Delek US Holdings, Inc. *	71	1,830
Dorian LPG Ltd.	174	2,646
Green Plains, Inc. * (a)	89	2,418
Murphy Oil Corp.	205	6,177
Oasis Petroleum, Inc.	40	4,842
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Ovintiv, Inc.	162	7,163
Par Pacific Holdings, Inc. *	34	533
PBF Energy, Inc., Class A *	19	551
Peabody Energy Corp. * (a)	40	855
Range Resources Corp. *	31	780
REX American Resources Corp. *	16	1,314
SM Energy Co.	55	1,874
Talos Energy, Inc. *	46	713
Whiting Petroleum Corp.	2	143
World Fuel Services Corp.	107	2,199
		44,044
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	20	1,032
Personal Products — 1.6%
BellRing Brands, Inc. *	389	9,690
Edgewell Personal Care Co.	106	3,652
Herbalife Nutrition Ltd. *	330	6,748
		20,090
Pharmaceuticals — 1.1%
Amphastar Pharmaceuticals, Inc. *	65	2,272
Cara Therapeutics, Inc. *	171	1,559
CinCor Pharma, Inc. * (a)	107	2,008
Endo International plc * (a)	1,138	530
Intra-Cellular Therapies, Inc. *	54	3,100
NGM Biopharmaceuticals, Inc. *	197	2,527
Supernus Pharmaceuticals, Inc. *	55	1,599
		13,595
Professional Services — 2.9%
Barrett Business Services, Inc.	88	6,392
Heidrick & Struggles International, Inc.	69	2,246
Huron Consulting Group, Inc. *	63	4,062
Insperity, Inc.	5	539
Kelly Services, Inc., Class A	239	4,737
Korn Ferry	92	5,361
ManTech International Corp., Class A	86	8,209
TrueBlue, Inc. *	299	5,349
		36,895
Real Estate Management & Development — 0.8%
Anywhere Real Estate, Inc. *	202	1,985
Kennedy-Wilson Holdings, Inc.	431	8,163
		10,148
INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.2%
ArcBest Corp.	108	7,557
Avis Budget Group, Inc. *	28	4,162
Covenant Logistics Group, Inc.	21	537
Heartland Express, Inc.	127	1,771
Werner Enterprises, Inc.	23	875
		14,902
Semiconductors & Semiconductor Equipment — 0.6%
Amkor Technology, Inc.	120	2,037
Cohu, Inc. *	182	5,034
Veeco Instruments, Inc. *	21	408
		7,479
Software — 1.1%
A10 Networks, Inc.	134	1,933
eGain Corp. *	227	2,213
LiveRamp Holdings, Inc. *	94	2,418
Marathon Digital Holdings, Inc. * (a)	86	459
Ping Identity Holding Corp. *	374	6,790
SecureWorks Corp., Class A *	42	456
		14,269
Specialty Retail — 2.3%
Abercrombie & Fitch Co., Class A *	27	459
Academy Sports & Outdoors, Inc.	353	12,549
Bed Bath & Beyond, Inc. * (a)	105	521
Conn's, Inc. *	177	1,421
Genesco, Inc. * (a)	22	1,103
ODP Corp. (The) *	104	3,139
Signet Jewelers Ltd.	112	5,966
Sleep Number Corp. *	25	764
Sonic Automotive, Inc., Class A	65	2,396
Zumiez, Inc. *	69	1,789
		30,107
Technology Hardware, Storage & Peripherals — 1.1%
Avid Technology, Inc. *	117	3,044
Xerox Holdings Corp.	741	11,007
		14,051
Textiles, Apparel & Luxury Goods — 0.5%
G-III Apparel Group Ltd. *	169	3,415
Kontoor Brands, Inc.	26	851
Wolverine World Wide, Inc.	85	1,719
		5,985
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	43

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Thrifts & Mortgage Finance — 3.1%
Axos Financial, Inc. *	80	2,890
Capitol Federal Financial, Inc.	137	1,259
Essent Group Ltd.	294	11,425
Kearny Financial Corp.	150	1,664
Luther Burbank Corp.	20	261
Merchants Bancorp	17	378
MGIC Investment Corp.	153	1,928
Mr. Cooper Group, Inc. *	83	3,038
NMI Holdings, Inc., Class A *	173	2,890
Northfield Bancorp, Inc.	232	3,022
PennyMac Financial Services, Inc.	17	734
Radian Group, Inc.	547	10,754
		40,243
Trading Companies & Distributors — 2.9%
BlueLinx Holdings, Inc. *	32	2,158
Boise Cascade Co.	100	5,961
GATX Corp.	25	2,307
GMS, Inc. *	105	4,686
MRC Global, Inc. *	282	2,803
NOW, Inc. *	840	8,213
Rush Enterprises, Inc., Class A	116	5,577
Titan Machinery, Inc. *	91	2,048
Veritiv Corp. *	38	4,158
		37,911
Water Utilities — 0.3%
American States Water Co.	55	4,450
Total Common Stocks (Cost $1,222,204)		1,271,179
Short Term Investments — 3.3%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $19,166)	19,167	19,171
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 1.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	20,583	20,571
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	3,163	3,163
Total Investment of Cash Collateral from Securities Loaned (Cost $23,734)		23,734
Total Short Term Investments (Cost $42,900)		42,905
Total Investments — 101.8% (Cost $1,265,104)		1,314,084
Liabilities in Excess of Other Assets — (1.8)%		(22,834)
NET ASSETS — 100.0%		1,291,250

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $22,196.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Small Cap Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	206	09/16/2022	USD	17,601	(776)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	45

JPMorgan SMID Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%
Aerospace & Defense — 0.8%
Woodward, Inc.	28	2,565
Airlines — 0.6%
Alaska Air Group, Inc. *	50	2,014
Automobiles — 0.7%
Thor Industries, Inc.	29	2,205
Banks — 7.0%
Commerce Bancshares, Inc.	36	2,373
Cullen/Frost Bankers, Inc.	22	2,512
ServisFirst Bancshares, Inc.	38	2,995
Signature Bank	22	3,844
SVB Financial Group *	10	3,870
Western Alliance Bancorp	51	3,627
Wintrust Financial Corp.	31	2,508
		21,729
Building Products — 3.5%
Fortune Brands Home & Security, Inc.	59	3,504
Hayward Holdings, Inc. *	165	2,369
Lennox International, Inc.	13	2,719
Simpson Manufacturing Co., Inc.	22	2,247
		10,839
Capital Markets — 8.5%
Cboe Global Markets, Inc.	27	3,037
Evercore, Inc., Class A	24	2,233
FactSet Research Systems, Inc.	10	4,024
Focus Financial Partners, Inc., Class A *	74	2,520
LPL Financial Holdings, Inc.	27	4,927
Moelis & Co., Class A	75	2,963
Morningstar, Inc.	16	3,778
StepStone Group, Inc., Class A	117	3,052
		26,534
Chemicals — 0.8%
Axalta Coating Systems Ltd. *	113	2,488
Commercial Services & Supplies — 6.4%
Driven Brands Holdings, Inc. *	131	3,618
IAA, Inc. *	65	2,117
MSA Safety, Inc.	33	3,946
Ritchie Bros Auctioneers, Inc. (Canada)	49	3,176
Stericycle, Inc. *	53	2,335
Waste Connections, Inc.	38	4,711
		19,903
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 1.6%
WillScot Mobile Mini Holdings Corp. *	151	4,896
Containers & Packaging — 2.0%
AptarGroup, Inc.	34	3,509
Crown Holdings, Inc.	30	2,776
		6,285
Distributors — 3.0%
LKQ Corp.	94	4,586
Pool Corp.	13	4,615
		9,201
Diversified Consumer Services — 1.1%
Bright Horizons Family Solutions, Inc. *	39	3,275
Electrical Equipment — 1.1%
Generac Holdings, Inc. *	16	3,362
Electronic Equipment, Instruments & Components — 0.9%
Cognex Corp.	67	2,853
Equity Real Estate Investment Trusts (REITs) — 5.3%
CubeSmart	64	2,752
EastGroup Properties, Inc.	25	3,862
Mid-America Apartment Communities, Inc.	21	3,737
National Retail Properties, Inc.	88	3,773
Outfront Media, Inc.	147	2,483
		16,607
Food & Staples Retailing — 3.6%
BJ's Wholesale Club Holdings, Inc. *	66	4,138
Casey's General Stores, Inc.	16	2,920
Performance Food Group Co. *	88	4,044
		11,102
Food Products — 1.1%
Lamb Weston Holdings, Inc.	49	3,469
Gas Utilities — 1.2%
Atmos Energy Corp.	33	3,713
Health Care Equipment & Supplies — 2.5%
ICU Medical, Inc. *	15	2,523
QuidelOrtho Corp. *	16	1,579
STERIS plc	18	3,681
		7,783
Health Care Providers & Services — 4.9%
Chemed Corp.	8	3,658
Encompass Health Corp.	64	3,593
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
HealthEquity, Inc. *	55	3,395
Molina Healthcare, Inc. *	16	4,508
		15,154
Health Care Technology — 1.4%
Certara, Inc. *	107	2,302
Definitive Healthcare Corp. * (a)	91	2,089
		4,391
Hotels, Restaurants & Leisure — 3.0%
Planet Fitness, Inc., Class A *	44	3,000
Vail Resorts, Inc.	16	3,435
Wendy's Co. (The)	155	2,927
		9,362
Household Products — 0.9%
Reynolds Consumer Products, Inc. (a)	97	2,658
Insurance — 2.6%
Kinsale Capital Group, Inc.	18	4,119
RLI Corp.	34	3,939
		8,058
IT Services — 4.5%
Broadridge Financial Solutions, Inc.	25	3,585
Jack Henry & Associates, Inc.	16	2,887
SS&C Technologies Holdings, Inc.	60	3,453
WEX, Inc. *	26	4,081
		14,006
Leisure Products — 1.1%
Brunswick Corp.	53	3,498
Life Sciences Tools & Services — 2.4%
Syneos Health, Inc. *	51	3,659
West Pharmaceutical Services, Inc.	12	3,774
		7,433
Machinery — 8.5%
Douglas Dynamics, Inc.	46	1,318
Hillman Solutions Corp. *	229	1,980
IDEX Corp.	20	3,690
Lincoln Electric Holdings, Inc.	37	4,579
Nordson Corp.	18	3,587
RBC Bearings, Inc. *	25	4,606
Snap-on, Inc.	11	2,249
Toro Co. (The)	60	4,506
		26,515
INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 1.5%
Catalent, Inc. *	45	4,800
Professional Services — 1.2%
TransUnion	46	3,685
Real Estate Management & Development — 0.8%
Cushman & Wakefield plc *	162	2,466
Road & Rail — 2.4%
Knight-Swift Transportation Holdings, Inc.	69	3,217
Landstar System, Inc.	24	3,466
Lyft, Inc., Class A *	67	885
		7,568
Semiconductors & Semiconductor Equipment — 2.7%
Allegro MicroSystems, Inc. (Japan) *	70	1,444
CMC Materials, Inc.	21	3,573
Power Integrations, Inc.	43	3,251
		8,268
Software — 6.1%
Black Knight, Inc. *	50	3,245
Clearwater Analytics Holdings, Inc., Class A *	138	1,658
Envestnet, Inc. *	34	1,791
Guidewire Software, Inc. *	29	2,084
Manhattan Associates, Inc. *	22	2,562
nCino, Inc. * (a)	63	1,957
Q2 Holdings, Inc. *	56	2,169
Tyler Technologies, Inc. *	11	3,595
		19,061
Specialty Retail — 0.6%
Burlington Stores, Inc. *	13	1,766
Textiles, Apparel & Luxury Goods — 0.5%
Carter's, Inc.	24	1,713
Total Common Stocks (Cost $291,984)		301,225
Short Term Investments — 4.5%
Investment Companies — 3.5%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $10,970)	10,969	10,971
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	47

JPMorgan SMID Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 1.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $3,046)	3,046	3,046
Total Short Term Investments (Cost $14,016)		14,017
Total Investments — 101.3% (Cost $306,000)		315,242
Liabilities in Excess of Other Assets — (1.3)%		(4,159)
NET ASSETS — 100.0%		311,083

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $2,788.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Small Cap Funds	June 30, 2022

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%
Air Freight & Logistics — 0.3%
Atlas Air Worldwide Holdings, Inc. *	11	661
Hub Group, Inc., Class A *	21	1,454
Radiant Logistics, Inc. *	65	485
		2,600
Airlines — 0.2%
SkyWest, Inc. *	79	1,677
Auto Components — 0.1%
Goodyear Tire & Rubber Co. (The) *	14	146
Lear Corp.	8	1,083
		1,229
Automobiles — 0.0% ^
Winnebago Industries, Inc.	2	117
Banks — 10.6%
1st Source Corp.	16	718
Atlantic Union Bankshares Corp.	13	436
Banner Corp.	50	2,837
Brookline Bancorp, Inc.	287	3,825
Business First Bancshares, Inc.	31	667
Byline Bancorp, Inc.	66	1,576
Cadence Bank	72	1,697
Capital City Bank Group, Inc.	21	594
Cathay General Bancorp	27	1,044
Central Pacific Financial Corp.	79	1,699
Columbia Banking System, Inc.	83	2,377
Community Bank System, Inc.	13	797
ConnectOne Bancorp, Inc.	45	1,100
CVB Financial Corp.	169	4,188
Eastern Bankshares, Inc.	362	6,688
Enterprise Financial Services Corp.	24	979
Equity Bancshares, Inc., Class A	18	537
Financial Institutions, Inc.	7	169
First BanCorp (Puerto Rico)	77	994
First Bancshares, Inc. (The)	7	203
First Citizens BancShares, Inc., Class A	1	960
First Commonwealth Financial Corp.	107	1,432
First Financial Corp.	16	730
First Interstate BancSystem, Inc., Class A	14	528
First Merchants Corp.	67	2,394
Flushing Financial Corp.	8	176
Glacier Bancorp, Inc.	29	1,366
Hancock Whitney Corp.	51	2,274
HarborOne Bancorp, Inc.	28	392
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Heritage Commerce Corp.	41	444
Home BancShares, Inc.	120	2,488
HomeStreet, Inc.	37	1,272
HomeTrust Bancshares, Inc.	21	532
Hope Bancorp, Inc.	242	3,352
Independent Bank Corp.	34	2,677
Independent Bank Corp.	30	584
Independent Bank Group, Inc.	13	890
Meta Financial Group, Inc.	27	1,044
National Bank Holdings Corp., Class A	10	390
Nicolet Bankshares, Inc. *	2	174
OceanFirst Financial Corp.	220	4,203
OFG Bancorp (Puerto Rico)	69	1,745
Old National Bancorp	201	2,967
Old Second Bancorp, Inc.	48	648
Origin Bancorp, Inc.	7	268
Peapack-Gladstone Financial Corp.	8	229
Peoples Bancorp, Inc.	10	266
Pinnacle Financial Partners, Inc.	26	1,894
Popular, Inc. (Puerto Rico)	29	2,231
Premier Financial Corp.	12	291
QCR Holdings, Inc.	11	610
Republic Bancorp, Inc., Class A	4	183
Sandy Spring Bancorp, Inc.	27	1,055
Simmons First National Corp., Class A	21	449
South Plains Financial, Inc.	4	84
Southside Bancshares, Inc.	12	430
SouthState Corp.	16	1,227
TriCo Bancshares	32	1,438
Trustmark Corp.	67	1,954
UMB Financial Corp.	42	3,653
United Community Banks, Inc.	29	882
Valley National Bancorp	44	455
Veritex Holdings, Inc.	29	834
Washington Federal, Inc.	87	2,606
Webster Financial Corp.	47	1,964
Westamerica BanCorp	30	1,682
Wintrust Financial Corp.	11	842
		92,314
Biotechnology — 8.2%
2seventy bio, Inc. * (a)	145	1,917
ACADIA Pharmaceuticals, Inc. *	49	696
Alkermes plc *	60	1,784
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	49

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Biotechnology — continued
Amicus Therapeutics, Inc. *	468	5,031
Arrowhead Pharmaceuticals, Inc. *	47	1,644
Atara Biotherapeutics, Inc. *	269	2,094
Beam Therapeutics, Inc. * (a)	28	1,076
Biohaven Pharmaceutical Holding Co. Ltd. *	13	1,938
Bluebird Bio, Inc. * (a)	15	62
Bridgebio Pharma, Inc. * (a)	26	237
Catalyst Pharmaceuticals, Inc. *	620	4,344
Coherus Biosciences, Inc. *	390	2,826
CTI BioPharma Corp. *	290	1,731
Decibel Therapeutics, Inc. * (a)	2	8
Eiger BioPharmaceuticals, Inc. *	83	524
Emergent BioSolutions, Inc. *	6	183
Enanta Pharmaceuticals, Inc. *	52	2,468
Fate Therapeutics, Inc. *	141	3,494
Global Blood Therapeutics, Inc. *	100	3,192
Heron Therapeutics, Inc. * (a)	157	439
Insmed, Inc. *	12	243
Intellia Therapeutics, Inc. *	47	2,448
Intercept Pharmaceuticals, Inc. * (a)	147	2,029
iTeos Therapeutics, Inc. *	206	4,246
Kura Oncology, Inc. *	194	3,556
Kymera Therapeutics, Inc. *	54	1,053
Ligand Pharmaceuticals, Inc. *	20	1,776
Madrigal Pharmaceuticals, Inc. *	23	1,618
Protagonist Therapeutics, Inc. *	77	609
Relay Therapeutics, Inc. * (a)	171	2,871
REVOLUTION Medicines, Inc. *	103	1,998
Sana Biotechnology, Inc. * (a)	1	8
Sutro Biopharma, Inc. *	13	67
Syndax Pharmaceuticals, Inc. *	140	2,692
TG Therapeutics, Inc. *	151	642
Travere Therapeutics, Inc. * (a)	132	3,208
Turning Point Therapeutics, Inc. *	12	888
Tyra Biosciences, Inc. * (a)	200	1,427
Xencor, Inc. *	143	3,902
Y-mAbs Therapeutics, Inc. * (a)	4	54
		71,023
Building Products — 0.4%
Cornerstone Building Brands, Inc. *	20	497
UFP Industries, Inc.	49	3,291
		3,788
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 1.3%
AssetMark Financial Holdings, Inc. *	28	516
Blucora, Inc. *	129	2,387
Cowen, Inc., Class A (a)	30	715
Donnelley Financial Solutions, Inc. *	35	1,032
Focus Financial Partners, Inc., Class A *	61	2,091
PJT Partners, Inc., Class A	32	2,277
Stifel Financial Corp.	29	1,615
Virtus Investment Partners, Inc.	3	462
		11,095
Chemicals — 1.4%
AdvanSix, Inc.	50	1,685
Avient Corp.	53	2,149
Cabot Corp.	48	3,043
Ecovyst, Inc.	31	304
HB Fuller Co.	7	440
Ingevity Corp. *	41	2,570
Minerals Technologies, Inc.	13	790
Tronox Holdings plc, Class A	69	1,159
		12,140
Commercial Services & Supplies — 1.8%
ABM Industries, Inc.	58	2,519
Brink's Co. (The)	13	783
Ennis, Inc. (a)	16	323
GEO Group, Inc. (The), REIT * (a)	154	1,019
Healthcare Services Group, Inc.	52	904
Heritage-Crystal Clean, Inc. *	19	507
Steelcase, Inc., Class A	188	2,014
Tetra Tech, Inc.	35	4,848
UniFirst Corp.	17	2,927
		15,844
Communications Equipment — 0.9%
NetScout Systems, Inc. *	223	7,542
Construction & Engineering — 3.3%
Argan, Inc.	96	3,564
Comfort Systems USA, Inc.	77	6,428
EMCOR Group, Inc.	56	5,714
MasTec, Inc. *	57	4,113
MYR Group, Inc. *	62	5,466
Primoris Services Corp.	138	3,012
		28,297
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Consumer Finance — 0.4%
Encore Capital Group, Inc. *	44	2,553
Navient Corp.	31	434
Nelnet, Inc., Class A	4	324
PROG Holdings, Inc. *	17	287
		3,598
Diversified Consumer Services — 0.9%
Adtalem Global Education, Inc. *	84	3,014
Chegg, Inc. *	139	2,611
Coursera, Inc. *	14	201
Perdoceo Education Corp. *	164	1,928
		7,754
Diversified Telecommunication Services — 1.2%
Bandwidth, Inc., Class A *	62	1,174
EchoStar Corp., Class A * (a)	149	2,872
Liberty Latin America Ltd., Class C (Chile) *	835	6,506
		10,552
Electric Utilities — 1.1%
ALLETE, Inc.	9	529
IDACORP, Inc.	23	2,415
PNM Resources, Inc.	22	1,070
Portland General Electric Co.	89	4,322
Via Renewables, Inc.	133	1,015
		9,351
Electrical Equipment — 1.7%
Atkore, Inc. *	94	7,770
AZZ, Inc.	14	567
Bloom Energy Corp., Class A *	49	815
Encore Wire Corp.	32	3,325
Powell Industries, Inc.	42	992
Sunrun, Inc. *	73	1,703
		15,172
Electronic Equipment, Instruments & Components — 3.0%
Benchmark Electronics, Inc.	227	5,117
Fabrinet (Thailand) *	29	2,366
Insight Enterprises, Inc. *	7	569
Knowles Corp. *	123	2,142
OSI Systems, Inc. *	90	7,662
Sanmina Corp. *	37	1,495
ScanSource, Inc. *	137	4,263
Vishay Intertechnology, Inc.	130	2,322
		25,936
INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — 0.9%
Archrock, Inc.	38	310
ChampionX Corp.	62	1,241
Helix Energy Solutions Group, Inc. *	59	184
NexTier Oilfield Solutions, Inc. *	200	1,900
Oceaneering International, Inc. *	91	977
Oil States International, Inc. *	75	408
Patterson-UTI Energy, Inc.	147	2,310
ProPetro Holding Corp. *	63	626
Select Energy Services, Inc., Class A *	41	281
		8,237
Entertainment — 0.3%
Cinemark Holdings, Inc. *	34	515
Lions Gate Entertainment Corp., Class A * (a)	238	2,218
		2,733
Equity Real Estate Investment Trusts (REITs) — 5.7%
Agree Realty Corp.	59	4,263
Alexander & Baldwin, Inc.	66	1,184
American Assets Trust, Inc.	15	454
Apple Hospitality REIT, Inc.	165	2,421
Brandywine Realty Trust	69	663
Broadstone Net Lease, Inc.	34	689
Centerspace	10	832
Chatham Lodging Trust *	11	114
City Office REIT, Inc.	43	559
Community Healthcare Trust, Inc.	17	619
Corporate Office Properties Trust	55	1,435
DiamondRock Hospitality Co. *	65	532
Equity Commonwealth *	91	2,505
Essential Properties Realty Trust, Inc.	31	664
First Industrial Realty Trust, Inc.	34	1,595
Four Corners Property Trust, Inc.	28	745
Getty Realty Corp.	33	869
Gladstone Commercial Corp.	33	617
Global Medical REIT, Inc.	24	272
Healthcare Realty Trust, Inc.	133	3,618
Highwoods Properties, Inc.	11	386
Independence Realty Trust, Inc.	58	1,206
Kite Realty Group Trust	102	1,766
National Storage Affiliates Trust	66	3,300
Paramount Group, Inc.	64	462
Pebblebrook Hotel Trust	50	832
Phillips Edison & Co., Inc. (a)	36	1,189
Physicians Realty Trust	54	948
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	51

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Piedmont Office Realty Trust, Inc., Class A	65	850
Plymouth Industrial REIT, Inc.	34	603
PotlatchDeltic Corp.	30	1,343
Retail Opportunity Investments Corp.	121	1,911
RLJ Lodging Trust	94	1,032
Ryman Hospitality Properties, Inc. *	17	1,331
SITE Centers Corp.	183	2,461
STAG Industrial, Inc.	27	828
Summit Hotel Properties, Inc. *	22	162
Sunstone Hotel Investors, Inc. *	36	354
Terreno Realty Corp.	28	1,566
UMH Properties, Inc.	15	267
Xenia Hotels & Resorts, Inc. *	167	2,426
		49,873
Food & Staples Retailing — 0.6%
Andersons, Inc. (The)	44	1,468
BJ's Wholesale Club Holdings, Inc. *	26	1,608
SpartanNash Co.	6	178
Sprouts Farmers Market, Inc. *	85	2,152
		5,406
Food Products — 1.0%
Darling Ingredients, Inc. *	115	6,863
John B Sanfilippo & Son, Inc.	17	1,240
Seneca Foods Corp., Class A *	18	1,036
		9,139
Gas Utilities — 1.0%
Chesapeake Utilities Corp.	3	363
New Jersey Resources Corp.	109	4,849
Northwest Natural Holding Co.	34	1,816
ONE Gas, Inc.	20	1,600
		8,628
Health Care Equipment & Supplies — 4.1%
AngioDynamics, Inc. *	182	3,516
Bioventus, Inc., Class A * (a)	88	598
Cardiovascular Systems, Inc. *	228	3,278
Integer Holdings Corp. *	55	3,925
LivaNova plc *	74	4,617
Nevro Corp. *	14	609
NuVasive, Inc. *	192	9,457
SeaSpine Holdings Corp. *	17	95
Shockwave Medical, Inc. *	14	2,734
STAAR Surgical Co. *	37	2,631
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Varex Imaging Corp. *	29	629
ViewRay, Inc. *	805	2,133
Zynex, Inc. (a)	150	1,194
		35,416
Health Care Providers & Services — 2.6%
AdaptHealth Corp. *	74	1,335
AMN Healthcare Services, Inc. *	16	1,723
Fulgent Genetics, Inc. * (a)	49	2,699
HealthEquity, Inc. *	20	1,228
LifeStance Health Group, Inc. * (a)	204	1,133
ModivCare, Inc. *	2	169
OPKO Health, Inc. * (a)	413	1,046
Option Care Health, Inc. *	424	11,777
Tenet Healthcare Corp. *	26	1,386
		22,496
Health Care Technology — 1.0%
Allscripts Healthcare Solutions, Inc. *	96	1,425
Inspire Medical Systems, Inc. *	14	2,557
NextGen Healthcare, Inc. *	177	3,083
Simulations Plus, Inc.	35	1,732
		8,797
Hotels, Restaurants & Leisure — 1.9%
Bloomin' Brands, Inc.	159	2,636
Boyd Gaming Corp.	59	2,956
Marriott Vacations Worldwide Corp.	28	3,219
Red Rock Resorts, Inc., Class A	152	5,084
SeaWorld Entertainment, Inc. *	61	2,686
		16,581
Household Durables — 1.6%
Helen of Troy Ltd. *	6	974
LGI Homes, Inc. *	8	713
Meritage Homes Corp. *	36	2,632
Sonos, Inc. * (a)	78	1,412
Taylor Morrison Home Corp. *	126	2,939
TopBuild Corp. *	24	4,045
Tri Pointe Homes, Inc. *	52	872
		13,587
Household Products — 0.1%
Central Garden & Pet Co., Class A *	20	804
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Independent Power and Renewable Electricity Producers — 0.2%
Clearway Energy, Inc.	28	906
Clearway Energy, Inc., Class C	36	1,251
		2,157
Insurance — 1.2%
American Equity Investment Life Holding Co.	8	298
Employers Holdings, Inc.	34	1,437
Kinsale Capital Group, Inc.	13	2,893
RLI Corp.	34	4,034
Selective Insurance Group, Inc.	17	1,452
		10,114
Interactive Media & Services — 0.6%
EverQuote, Inc., Class A *	17	149
Liberty TripAdvisor Holdings, Inc., Class A *	336	254
QuinStreet, Inc. *	168	1,690
Yelp, Inc. *	117	3,252
		5,345
IT Services — 1.9%
CSG Systems International, Inc.	48	2,835
DigitalOcean Holdings, Inc. * (a)	52	2,152
EVERTEC, Inc. (Puerto Rico)	37	1,357
Information Services Group, Inc.	414	2,799
Perficient, Inc. *	83	7,624
		16,767
Leisure Products — 0.4%
Acushnet Holdings Corp.	78	3,239
Life Sciences Tools & Services — 0.4%
Adaptive Biotechnologies Corp. *	18	146
Medpace Holdings, Inc. *	21	3,154
		3,300
Machinery — 1.8%
Altra Industrial Motion Corp.	57	2,023
Douglas Dynamics, Inc.	41	1,185
EnPro Industries, Inc.	7	598
Hillenbrand, Inc.	71	2,888
Kadant, Inc.	11	2,020
Mueller Industries, Inc.	62	3,283
Terex Corp.	14	369
Wabash National Corp.	246	3,344
		15,710
INVESTMENTS	SHARES (000)	VALUE ($000)

Marine — 0.1%
Eagle Bulk Shipping, Inc.	12	607
Safe Bulkers, Inc. (Greece)	136	519
		1,126
Media — 1.4%
AMC Networks, Inc., Class A *	69	2,018
Cardlytics, Inc. *	47	1,042
John Wiley & Sons, Inc., Class A	127	6,061
Sinclair Broadcast Group, Inc., Class A	119	2,423
Thryv Holdings, Inc. *	37	828
		12,372
Metals & Mining — 1.7%
Alcoa Corp.	8	346
Allegheny Technologies, Inc. *	25	575
Alpha Metallurgical Resources, Inc.	7	917
Arconic Corp. *	104	2,931
Cleveland-Cliffs, Inc. *	33	503
Coeur Mining, Inc. *	101	307
Commercial Metals Co.	107	3,538
Constellium SE *	135	1,785
Hecla Mining Co.	55	215
Materion Corp.	13	929
Olympic Steel, Inc.	17	448
Schnitzer Steel Industries, Inc., Class A	22	732
SunCoke Energy, Inc.	85	580
TimkenSteel Corp. *	46	851
		14,657
Mortgage Real Estate Investment Trusts (REITs) — 1.6%
Ares Commercial Real Estate Corp.	183	2,238
Blackstone Mortgage Trust, Inc., Class A	138	3,813
Ellington Financial, Inc. (a)	74	1,089
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	7	250
KKR Real Estate Finance Trust, Inc.	183	3,188
Ladder Capital Corp.	128	1,353
Ready Capital Corp.	53	634
Redwood Trust, Inc.	90	696
TPG RE Finance Trust, Inc.	59	531
		13,792
Multiline Retail — 0.2%
Dillard's, Inc., Class A (a)	6	1,345
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	53

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Multi-Utilities — 0.2%
Avista Corp.	15	666
Unitil Corp.	23	1,339
		2,005
Oil, Gas & Consumable Fuels — 4.0%
Antero Resources Corp. *	9	279
Arch Resources, Inc.	22	3,184
CNX Resources Corp. *	81	1,330
Delek US Holdings, Inc. *	117	3,023
Dorian LPG Ltd.	44	670
Green Plains, Inc. * (a)	41	1,103
Magnolia Oil & Gas Corp., Class A	213	4,475
Matador Resources Co.	36	1,668
Murphy Oil Corp.	123	3,725
Oasis Petroleum, Inc.	15	1,800
Ovintiv, Inc.	125	5,497
PBF Energy, Inc., Class A *	25	737
PDC Energy, Inc.	68	4,159
Peabody Energy Corp. *	38	815
REX American Resources Corp. *	8	668
SM Energy Co.	34	1,156
Whiting Petroleum Corp.	4	299
		34,588
Paper & Forest Products — 0.2%
Louisiana-Pacific Corp. (a)	30	1,555
Personal Products — 1.9%
BellRing Brands, Inc. *	277	6,902
Herbalife Nutrition Ltd. *	189	3,871
Medifast, Inc.	5	848
Nu Skin Enterprises, Inc., Class A	44	1,918
USANA Health Sciences, Inc. *	45	3,217
		16,756
Pharmaceuticals — 1.1%
Aclaris Therapeutics, Inc. *	158	2,207
Amneal Pharmaceuticals, Inc. *	258	821
Amphastar Pharmaceuticals, Inc. *	50	1,753
Arvinas, Inc. *	63	2,632
Corcept Therapeutics, Inc. *	70	1,660
Esperion Therapeutics, Inc. * (a)	11	69
Fulcrum Therapeutics, Inc. * (a)	163	801
		9,943
INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 2.9%
Barrett Business Services, Inc.	62	4,504
CACI International, Inc., Class A *	14	4,128
Heidrick & Struggles International, Inc.	7	220
Huron Consulting Group, Inc. *	56	3,631
Kelly Services, Inc., Class A	169	3,347
Kforce, Inc.	42	2,564
Korn Ferry	29	1,671
ManTech International Corp., Class A	11	1,060
TriNet Group, Inc. *	10	776
TrueBlue, Inc. *	105	1,879
Upwork, Inc. *	53	1,096
		24,876
Real Estate Management & Development — 0.7%
Anywhere Real Estate, Inc. *	126	1,243
Cushman & Wakefield plc *	78	1,183
Kennedy-Wilson Holdings, Inc.	209	3,957
		6,383
Road & Rail — 0.9%
ArcBest Corp.	75	5,272
Avis Budget Group, Inc. *	7	1,001
Schneider National, Inc., Class B	54	1,209
Werner Enterprises, Inc.	11	424
		7,906
Semiconductors & Semiconductor Equipment — 2.4%
Amkor Technology, Inc.	67	1,138
Cirrus Logic, Inc. *	14	1,019
Cohu, Inc. *	84	2,334
MACOM Technology Solutions Holdings, Inc. *	13	609
Rambus, Inc. *	61	1,302
Semtech Corp. *	14	742
Silicon Laboratories, Inc. *	74	10,432
SiTime Corp. *	5	815
SunPower Corp. * (a)	39	621
Veeco Instruments, Inc. *	80	1,541
		20,553
Software — 5.6%
A10 Networks, Inc.	291	4,186
Alkami Technology, Inc. * (a)	11	152
Blackline, Inc. *	49	3,290
Box, Inc., Class A *	215	5,395
CommVault Systems, Inc. *	50	3,117
eGain Corp. *	488	4,756
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Small Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
LiveRamp Holdings, Inc. *	36	926
Marathon Digital Holdings, Inc. * (a)	30	160
Momentive Global, Inc. *	207	1,822
PagerDuty, Inc. *	93	2,297
Paycor HCM, Inc. * (a)	50	1,311
Ping Identity Holding Corp. *	117	2,130
Q2 Holdings, Inc. *	37	1,442
Qualys, Inc. *	25	3,201
Rapid7, Inc. *	43	2,846
Riot Blockchain, Inc. * (a)	26	109
Sprout Social, Inc., Class A *	31	1,812
SPS Commerce, Inc. *	3	294
Varonis Systems, Inc. *	76	2,214
Workiva, Inc. *	54	3,590
Xperi Holding Corp.	139	2,001
Zuora, Inc., Class A *	183	1,638
		48,689
Specialty Retail — 3.1%
Abercrombie & Fitch Co., Class A *	116	1,956
Academy Sports & Outdoors, Inc.	95	3,387
Asbury Automotive Group, Inc. *	3	491
Bed Bath & Beyond, Inc. * (a)	51	252
Group 1 Automotive, Inc.	18	2,989
Guess?, Inc. (a)	63	1,072
Hibbett, Inc.	20	875
Lithia Motors, Inc., Class A	3	742
Murphy USA, Inc.	32	7,481
ODP Corp. (The) *	69	2,102
Signet Jewelers Ltd.	19	1,016
Sleep Number Corp. *	23	727
Sonic Automotive, Inc., Class A	39	1,414
Winmark Corp.	3	665
Zumiez, Inc. *	55	1,427
		26,596
Textiles, Apparel & Luxury Goods — 0.6%
Deckers Outdoor Corp. *	11	2,764
G-III Apparel Group Ltd. *	39	783
Steven Madden Ltd.	59	1,910
		5,457
Thrifts & Mortgage Finance — 1.6%
Axos Financial, Inc. *	29	1,036
Essent Group Ltd.	101	3,917
INVESTMENTS	SHARES (000)	VALUE ($000)

Thrifts & Mortgage Finance — continued
Luther Burbank Corp.	14	183
Merchants Bancorp	4	84
MGIC Investment Corp.	98	1,241
Mr. Cooper Group, Inc. *	15	551
NMI Holdings, Inc., Class A *	70	1,158
Northfield Bancorp, Inc.	111	1,450
Radian Group, Inc.	200	3,931
		13,551
Trading Companies & Distributors — 2.0%
BlueLinx Holdings, Inc. *	33	2,225
Boise Cascade Co.	56	3,346
GATX Corp.	8	791
MRC Global, Inc. *	230	2,285
NOW, Inc. *	495	4,835
Rush Enterprises, Inc., Class A	15	733
Titan Machinery, Inc. *	39	870
Veritiv Corp. *	18	1,929
WESCO International, Inc. *	2	214
		17,228
Water Utilities — 0.7%
American States Water Co.	72	5,914
Total Common Stocks (Cost $848,129)		843,650
Short Term Investments — 4.9%
Investment Companies — 2.7%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $23,201)	23,197	23,202
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	55

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 2.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	18,582	18,571
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	1,124	1,124
Total Investment of Cash Collateral from Securities Loaned (Cost $19,694)		19,695
Total Short Term Investments (Cost $42,895)		42,897
Total Investments — 101.9% (Cost $891,024)		886,547
Liabilities in Excess of Other Assets — (1.9)%		(16,800)
NET ASSETS — 100.0%		869,747

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $18,368.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	256	09/16/2022	USD	21,873	(610)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Small Cap Funds	June 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,027,307	$5,486,040	$3,894,065
Investments in affiliates, at value	27,327	189,446	45,209
Investments of cash collateral received from securities loaned, at value (See Note 2.B)	39,592	178,617	247,980
Cash	22	181	35
Receivables:
Due from custodian	1,569	—	3,333
Investment securities sold	3,724	6,727	19,482
Fund shares sold	1,889	2,282	2,235
Dividends from non-affiliates	860	2,882	1,438
Dividends from affiliates	1	8	2
Securities lending income (See Note 2.B)	5	17	35
Other assets	—	63	—
Total Assets	1,102,296	5,866,263	4,213,814
LIABILITIES:
Payables:
Investment securities purchased	8,680	3,249	35,470
Collateral received on securities loaned (See Note 2.B)	39,592	178,617	247,980
Fund shares redeemed	1,382	35,905	8,212
Accrued liabilities:
Investment advisory fees	544	3,118	2,108
Administration fees	47	362	214
Distribution fees	64	149	117
Service fees	117	719	258
Custodian and accounting fees	10	43	35
Trustees’ and Chief Compliance Officer’s fees	—	—(a)	—(a)
Other	89	139	239
Total Liabilities	50,525	222,301	294,633
Net Assets	$1,051,771	$5,643,962	$3,919,181

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,102,401	$4,061,416	$4,354,365
Total distributable earnings (loss)	(50,630)	1,582,546	(435,184)
Total Net Assets:	$1,051,771	$5,643,962	$3,919,181
Net Assets:
Class A	$269,579	$527,124	$384,556
Class C	12,568	53,369	41,416
Class I	309,359	2,480,437	569,015
Class L	—	—	496,522
Class R2	—	5,646	16,716
Class R3	—	4,281	5,134
Class R4	—	688	5,073
Class R5	—	778,819	20,537
Class R6	460,265	1,793,598	2,380,212
Total	$1,051,771	$5,643,962	$3,919,181
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,926	12,113	27,621
Class C	1,011	1,969	5,120
Class I	12,032	46,452	34,992
Class L	—	—	29,131
Class R2	—	134	1,279
Class R3	—	99	370
Class R4	—	13	359
Class R5	—	14,520	1,204
Class R6	17,817	33,443	137,282
Net Asset Value (a):
Class A — Redemption price per share	$20.86	$43.52	$13.92
Class C — Offering price per share (b)	12.44	27.11	8.09
Class I — Offering and redemption price per share	25.71	53.40	16.26
Class L — Offering and redemption price per share	—	—	17.04
Class R2 — Offering and redemption price per share	—	42.12	13.06
Class R3 — Offering and redemption price per share	—	43.11	13.88
Class R4 — Offering and redemption price per share	—	53.28	14.10
Class R5 — Offering and redemption price per share	—	53.64	17.06
Class R6 — Offering and redemption price per share	25.83	53.63	17.34
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$22.02	$45.93	$14.69
Cost of investments in non-affiliates	$1,066,610	$4,365,020	$4,242,964
Cost of investments in affiliates	27,327	189,425	45,206
Investment securities on loan, at value (See Note 2.B)	37,552	170,798	236,282
Cost of investment of cash collateral (See Note 2.B)	39,591	178,620	247,981

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$133,300	$1,271,179	$301,225	$843,650
Investments in affiliates, at value	1,396	19,171	10,971	23,202
Investments of cash collateral received from securities loaned, at value (See Note 2.B)	5,721	23,734	3,046	19,695
Cash	7	—	8	207
Deposits at broker for futures contracts	—	1,129	—	1,418
Receivables:
Due from custodian	—	419	—	—
Investment securities sold	—	1,042	128	69
Fund shares sold	48	682	125	2,490
Dividends from non-affiliates	162	2,624	168	924
Dividends from affiliates	—(a)	1	1	1
Securities lending income (See Note 2.B)	6	34	—	19
Total Assets	140,640	1,320,015	315,672	891,675
LIABILITIES:
Payables:
Investment securities purchased	—	1,592	1,066	268
Collateral received on securities loaned (See Note 2.B)	5,721	23,734	3,046	19,695
Fund shares redeemed	128	2,283	172	1,065
Variation margin on futures contracts	—	105	—	161
Accrued liabilities:
Investment advisory fees	48	723	124	448
Administration fees	—	84	7	56
Distribution fees	2	50	39	51
Service fees	6	96	54	95
Custodian and accounting fees	52	14	6	11
Trustees’ and Chief Compliance Officer’s fees	—	—(a)	—	—
Other	73	84	75	78
Total Liabilities	6,030	28,765	4,589	21,928
Net Assets	$134,610	$1,291,250	$311,083	$869,747

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$207,716	$1,179,976	$276,420	$858,033
Total distributable earnings (loss)	(73,106)	111,274	34,663	11,714
Total Net Assets:	$134,610	$1,291,250	$311,083	$869,747
Net Assets:
Class A	$4,789	$149,658	$135,382	$103,884
Class C	986	5,633	16,342	12,408
Class I	12,913	233,127	120,273	159,356
Class L	—	—	—	226,823
Class R2	277	24,815	—	33,542
Class R3	2,711	14,635	1,489	29,731
Class R4	735	22,156	222	9,072
Class R5	46,112	42,404	—	4,634
Class R6	66,087	798,822	37,375	290,297
Total	$134,610	$1,291,250	$311,083	$869,747
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	144	6,526	9,080	7,104
Class C	30	332	1,540	930
Class I	384	9,306	7,322	10,480
Class L	—	—	—	14,924
Class R2	9	1,101	—	2,382
Class R3	81	639	100	2,053
Class R4	22	884	14	601
Class R5	1,358	1,690	—	306
Class R6	1,950	31,771	2,266	19,082
Net Asset Value (a):
Class A — Redemption price per share	$33.25	$22.93	$14.91	$14.62
Class C — Offering price per share (b)	32.24	16.97	10.61	13.34
Class I — Offering and redemption price per share	33.66	25.05	16.43	15.21
Class L — Offering and redemption price per share	—	—	—	15.20
Class R2 — Offering and redemption price per share	33.05	22.54	—	14.08
Class R3 — Offering and redemption price per share	33.40	22.88	14.88	14.48
Class R4 — Offering and redemption price per share	33.68	25.05	16.33	15.08
Class R5 — Offering and redemption price per share	33.94	25.09	—	15.15
Class R6 — Offering and redemption price per share	33.89	25.14	16.49	15.21
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$35.09	$24.20	$15.74	$15.43
Cost of investments in non-affiliates	$175,991	$1,222,204	$291,984	$848,129
Cost of investments in affiliates	1,396	19,166	10,970	23,201
Investment securities on loan, at value	5,612	22,196	2,788	18,368
Cost of investment of cash collateral (See Note 2.B)	5,721	23,734	3,046	19,694

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Small Cap Funds	June 30, 2022

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—(a)
Dividend income from non-affiliates	13,656	83,953	15,604
Dividend income from affiliates	52	488	163
Income from securities lending (net) (See Note 2.B)	116	284	1,010
Total investment income	13,824	84,725	16,777
EXPENSES:
Investment advisory fees	7,778	48,716	36,313
Administration fees	897	5,621	4,190
Distribution fees:
Class A	730	1,845	1,476
Class C	104	563	512
Class R2	—	36	119
Class R3	—	13	20
Service fees:
Class A	730	1,845	1,476
Class C	35	188	171
Class I	878	8,743	2,102
Class L	—	—	826
Class R2	—	18	60
Class R3	—	13	20
Class R4	—	2	14
Class R5	—	1,068	32
Custodian and accounting fees	64	243	190
Interest expense to affiliates	—(a)	—	—
Professional fees	57	99	89
Trustees’ and Chief Compliance Officer’s fees	29	47	42
Printing and mailing costs	174	446	505
Registration and filing fees	162	118	462
Transfer agency fees (See Note 2.F)	28	268	164
Other	83	412	343
Total expenses	11,749	70,304	49,126
Less fees waived	(367)	(656)	(654)
Less expense reimbursements	—	—	(84)
Net expenses	11,382	69,648	48,388
Net investment income (loss)	2,442	15,077	(31,611)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	61

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)
	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$29,390	$824,174	$171,701
Investments in affiliates	(4)	(45)	(4)
Net realized gain (loss)	29,386	824,129	171,697
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(313,460)	(2,053,782)	(2,500,205)
Investments in affiliates	1	(14)	22
Change in net unrealized appreciation/depreciation	(313,459)	(2,053,796)	(2,500,183)
Net realized/unrealized gains (losses)	(284,073)	(1,229,667)	(2,328,486)
Change in net assets resulting from operations	$(281,631)	$(1,214,590)	$(2,360,097)
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—	$—
Dividend income from non-affiliates	1,998	24,601	3,521	12,019
Dividend income from affiliates	7	99	17	42
Income from securities lending (net) (See Note 2.B)	141	205	9	294
Total investment income	2,146	24,906	3,547	12,355
EXPENSES:
Investment advisory fees	1,779	9,529	2,116	6,386
Administration fees	205	1,100	288	798
Distribution fees:
Class A	16	466	412	313
Class C	11	54	149	137
Class R2	2	157	—	204
Class R3	10	43	5	88
Service fees:
Class A	16	466	412	313
Class C	4	18	50	46
Class I	53	602	355	516
Class L	—	—	—	288
Class R2	1	79	—	102
Class R3	10	43	5	88
Class R4	6	67	2	27
Class R5	118	51	—	8
Custodian and accounting fees	79	75	28	52
Interest expense to non-affiliates	—	—	—	3
Interest expense to affiliates	—(a)	—(a)	—	—(a)
Professional fees	69	59	52	57
Trustees’ and Chief Compliance Officer’s fees	26	30	26	28
Printing and mailing costs	51	52	32	49
Registration and filing fees	106	160	95	149
Transfer agency fees (See Note 2.F)	13	83	40	54
Other	25	74	43	61
Total expenses	2,600	13,208	4,110	9,767
Less fees waived	(632)	(114)	(248)	(22)
Less expense reimbursements	—	—	(2)	—
Net expenses	1,968	13,094	3,860	9,745
Net investment income (loss)	178	11,812	(313)	2,610

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	63

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)
	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$53,688	$126,212	$37,951	$77,988
Investments in affiliates	—(a)	(4)	(3)	(6)
Futures contracts	53	(14,786)	—	(4,411)
Net realized gain (loss)	53,741	111,422	37,948	73,571
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(138,852)	(349,536)	(81,155)	(286,645)
Investments in affiliates	2	7	—	8
Futures contracts	(1)	(229)	—	(491)
Change in net unrealized appreciation/depreciation	(138,851)	(349,758)	(81,155)	(287,128)
Net realized/unrealized gains (losses)	(85,110)	(238,336)	(43,207)	(213,557)
Change in net assets resulting from operations	$(84,932)	$(226,524)	$(43,520)	$(210,947)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Small Cap Funds	June 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,442	$1,111	$15,077	$24,227
Net realized gain (loss)	29,386	61,716	824,129	1,495,522
Change in net unrealized appreciation/depreciation	(313,459)	226,190	(2,053,796)	1,471,848
Change in net assets resulting from operations	(281,631)	289,017	(1,214,590)	2,991,597
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(21,573)	(3,491)	(151,887)	(23,187)
Class C	(1,645)	(703)	(21,858)	(3,627)
Class I	(22,295)	(4,107)	(611,417)	(108,102)
Class R2	—	—	(1,446)	(200)
Class R3	—	—	(1,096)	(135)
Class R4	—	—	(134)	(17)
Class R5	—	—	(175,932)	(32,929)
Class R6	(35,213)	(4,922)	(371,734)	(56,367)
Total distributions to shareholders	(80,726)	(13,223)	(1,335,504)	(224,564)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	280,624	384,851	(373,075)	(795,388)
NET ASSETS:
Change in net assets	(81,733)	660,645	(2,923,169)	1,971,645
Beginning of period	1,133,504	472,859	8,567,131	6,595,486
End of period	$1,051,771	$1,133,504	$5,643,962	$8,567,131
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(31,611)	$(34,153)	$178	$1,777
Net realized gain (loss)	171,697	863,462	53,741	120,437
Change in net unrealized appreciation/depreciation	(2,500,183)	1,186,198	(138,851)	81,032
Change in net assets resulting from operations	(2,360,097)	2,015,507	(84,932)	203,246
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(88,137)	(51,789)	(2,056)	(35)
Class C	(16,056)	(8,859)	(495)	(2)
Class I	(108,918)	(46,046)	(6,302)	(142)
Class L	(106,109)	(66,160)	—	—
Class R2	(3,688)	(2,275)	(108)	(1)
Class R3	(1,216)	(511)	(1,293)	(28)
Class R4	(744)	(280)	(736)	(22)
Class R5	(4,092)	(1,892)	(41,862)	(1,585)
Class R6	(387,220)	(204,601)	(39,875)	(2,200)
Total distributions to shareholders	(716,180)	(382,413)	(92,727)	(4,015)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	152,273	1,249,938	(53,917)	(182,906)
NET ASSETS:
Change in net assets	(2,924,004)	2,883,032	(231,576)	16,325
Beginning of period	6,843,185	3,960,153	366,186	349,861
End of period	$3,919,181	$6,843,185	$134,610	$366,186
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,812	$10,567	$(313)	$844
Net realized gain (loss)	111,422	240,791	37,948	95,024
Change in net unrealized appreciation/depreciation	(349,758)	418,485	(81,155)	45,160
Change in net assets resulting from operations	(226,524)	669,843	(43,520)	141,028
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(30,651)	(808)	(32,659)	(6,204)
Class C	(1,469)	(36)	(5,276)	(1,102)
Class I	(39,382)	(1,091)	(25,314)	(5,432)
Class R2	(5,159)	(132)	—	—
Class R3	(2,790)	(77)	(409)	(80)
Class R4	(4,106)	(96)	(187)	(23)
Class R5	(7,337)	(311)	—	—
Class R6	(137,512)	(6,855)	(11,356)	(2,861)
Total distributions to shareholders	(228,406)	(9,406)	(75,201)	(15,702)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	235,742	(105,572)	10,028	(96,215)
NET ASSETS:
Change in net assets	(219,188)	554,865	(108,693)	29,111
Beginning of period	1,510,438	955,573	419,776	390,665
End of period	$1,291,250	$1,510,438	$311,083	$419,776
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,610	$2,715
Net realized gain (loss)	73,571	260,464
Change in net unrealized appreciation/depreciation	(287,128)	220,992
Change in net assets resulting from operations	(210,947)	484,171
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(29,540)	(3,058)
Class C	(4,945)	(541)
Class I	(49,718)	(5,378)
Class L	(67,831)	(9,176)
Class R2	(9,917)	(1,049)
Class R3	(8,423)	(854)
Class R4	(2,509)	(302)
Class R5	(2,218)	(260)
Class R6	(74,009)	(9,828)
Total distributions to shareholders	(249,110)	(30,446)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	187,892	(211,849)
NET ASSETS:
Change in net assets	(272,165)	241,876
Beginning of period	1,141,912	900,036
End of period	$869,747	$1,141,912
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$109,480	$109,217	$102,040	$116,722
Distributions reinvested	19,835	3,248	143,874	21,887
Cost of shares redeemed	(47,018)	(38,093)	(293,987)	(216,836)
Change in net assets resulting from Class A capital transactions	82,297	74,372	(48,073)	(78,227)
Class C
Proceeds from shares issued	4,909	6,513	760	1,644
Distributions reinvested	1,644	247	21,747	3,552
Cost of shares redeemed	(2,401)	(25,040)	(22,616)	(26,763)
Change in net assets resulting from Class C capital transactions	4,152	(18,280)	(109)	(21,567)
Class I
Proceeds from shares issued	162,493	169,692	669,520	1,268,974
Distributions reinvested	22,245	4,096	586,636	103,830
Cost of shares redeemed	(116,559)	(67,324)	(1,875,986)	(1,754,116)
Change in net assets resulting from Class I capital transactions	68,179	106,464	(619,830)	(381,312)
Class R2
Proceeds from shares issued	—	—	1,538	2,319
Distributions reinvested	—	—	1,394	185
Cost of shares redeemed	—	—	(2,316)	(3,904)
Change in net assets resulting from Class R2 capital transactions	—	—	616	(1,400)
Class R3
Proceeds from shares issued	—	—	735	2,006
Distributions reinvested	—	—	919	121
Cost of shares redeemed	—	—	(1,186)	(731)
Change in net assets resulting from Class R3 capital transactions	—	—	468	1,396
Class R4
Proceeds from shares issued	—	—	49	243
Distributions reinvested	—	—	134	17
Cost of shares redeemed	—	—	(54)	(85)
Change in net assets resulting from Class R4 capital transactions	—	—	129	175
Class R5
Proceeds from shares issued	—	—	113,109	221,138
Distributions reinvested	—	—	166,417	29,974
Cost of shares redeemed	—	—	(464,900)	(327,115)
Change in net assets resulting from Class R5 capital transactions	—	—	(185,374)	(76,003)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$237,108	$302,725	$616,792	$339,610
Distributions reinvested	32,877	4,922	358,361	55,129
Cost of shares redeemed	(143,989)	(85,352)	(496,055)	(633,189)
Change in net assets resulting from Class R6 capital transactions	125,996	222,295	479,098	(238,450)
Total change in net assets resulting from capital transactions	$280,624	$384,851	$(373,075)	$(795,388)
SHARE TRANSACTIONS:
Class A
Issued	4,297	4,214	1,910	2,112
Reinvested	765	132	2,726	386
Redeemed	(1,872)	(1,553)	(5,538)	(3,794)
Change in Class A Shares	3,190	2,793	(902)	(1,296)
Class C
Issued	314	399	22	40
Reinvested	106	16	660	90
Redeemed	(157)	(1,662)	(648)	(671)
Change in Class C Shares	263	(1,247)	34	(541)
Class I
Issued	5,253	5,516	9,928	18,459
Reinvested	696	137	9,067	1,546
Redeemed	(3,828)	(2,170)	(27,719)	(25,175)
Change in Class I Shares	2,121	3,483	(8,724)	(5,170)
Class R2
Issued	—	—	28	41
Reinvested	—	—	27	3
Redeemed	—	—	(43)	(73)
Change in Class R2 Shares	—	—	12	(29)
Class R3
Issued	—	—	13	36
Reinvested	—	—	18	2
Redeemed	—	—	(22)	(13)
Change in Class R3 Shares	—	—	9	25
Class R4
Issued	—	—	1	4
Reinvested	—	—	2	—(a)
Redeemed	—	—	(1)	(1)
Change in Class R4 Shares	—	—	2	3

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	—	—	1,678	3,280
Reinvested	—	—	2,559	444
Redeemed	—	—	(6,686)	(5,033)
Change in Class R5 Shares	—	—	(2,449)	(1,309)
Class R6
Issued	7,440	9,551	8,793	5,171
Reinvested	1,024	164	5,509	816
Redeemed	(4,834)	(2,754)	(7,688)	(9,333)
Change in Class R6 Shares	3,630	6,961	6,614	(3,346)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$68,702	$226,985	$1,325	$2,641
Distributions reinvested	82,955	49,234	2,035	33
Cost of shares redeemed	(189,666)	(213,049)	(1,715)	(2,091)
Change in net assets resulting from Class A capital transactions	(38,009)	63,170	1,645	583
Class C
Proceeds from shares issued	3,449	22,943	187	499
Distributions reinvested	14,632	8,216	453	2
Cost of shares redeemed	(22,839)	(22,801)	(610)	(1,157)
Change in net assets resulting from Class C capital transactions	(4,758)	8,358	30	(656)
Class I
Proceeds from shares issued	373,606	643,102	6,073	18,383
Distributions reinvested	57,488	36,354	5,967	137
Cost of shares redeemed	(410,774)	(316,881)	(20,227)	(7,491)
Change in net assets resulting from Class I capital transactions	20,320	362,575	(8,187)	11,029
Class L
Proceeds from shares issued	156,507	393,659	—	—
Distributions reinvested	99,211	60,559	—	—
Cost of shares redeemed	(413,053)	(391,534)	—	—
Change in net assets resulting from Class L capital transactions	(157,335)	62,684	—	—
Class R2
Proceeds from shares issued	4,800	8,101	60	205
Distributions reinvested	3,681	2,263	108	1
Cost of shares redeemed	(9,390)	(12,138)	(147)	(32)
Change in net assets resulting from Class R2 capital transactions	(909)	(1,774)	21	174
Class R3
Proceeds from shares issued	2,445	4,818	596	1,117
Distributions reinvested	1,216	511	1,293	28
Cost of shares redeemed	(3,242)	(3,066)	(1,991)	(1,599)
Change in net assets resulting from Class R3 capital transactions	419	2,263	(102)	(454)
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R4
Proceeds from shares issued	$3,552	$2,592	$871	$300
Distributions reinvested	744	280	736	22
Cost of shares redeemed	(1,786)	(935)	(1,984)	(1,122)
Change in net assets resulting from Class R4 capital transactions	2,510	1,937	(377)	(800)
Class R5
Proceeds from shares issued	6,577	28,791	13,959	24,419
Distributions reinvested	4,092	1,891	38,933	1,497
Cost of shares redeemed	(13,016)	(20,888)	(94,810)	(85,948)
Change in net assets resulting from Class R5 capital transactions	(2,347)	9,794	(41,918)	(60,032)
Class R6
Proceeds from shares issued	902,444	1,724,853	25,149	55,158
Distributions reinvested	376,936	202,471	39,875	2,200
Cost of shares redeemed	(946,998)	(1,186,393)	(70,053)	(68,858)
Redemptions in-kind	—	—	—	(121,250)
Change in net assets resulting from Class R6 capital transactions	332,382	740,931	(5,029)	(132,750)
Total change in net assets resulting from capital transactions	$152,273	$1,249,938	$(53,917)	$(182,906)
SHARE TRANSACTIONS:
Class A
Issued	3,446	9,382	25	43
Reinvested	4,125	2,008	47	1
Redeemed	(9,344)	(8,756)	(33)	(37)
Change in Class A Shares	(1,773)	2,634	39	7
Class C
Issued	284	1,419	2	9
Reinvested	1,248	521	11	—(a)
Redeemed	(1,881)	(1,453)	(12)	(21)
Change in Class C Shares	(349)	487	1	(12)
Class I
Issued	16,225	22,183	128	310
Reinvested	2,450	1,297	136	2
Redeemed	(18,024)	(11,189)	(371)	(134)
Change in Class I Shares	651	12,291	(107)	178

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class L
Issued	6,622	13,537	—	—
Reinvested	4,038	2,077	—	—
Redeemed	(17,220)	(13,475)	—	—
Change in Class L Shares	(6,560)	2,139	—	—
Class R2
Issued	271	351	2	3
Reinvested	195	97	2	—(a)
Redeemed	(470)	(538)	(2)	—(a)
Change in Class R2 Shares	(4)	(90)	2	3
Class R3
Issued	116	194	11	18
Reinvested	61	21	30	1
Redeemed	(168)	(134)	(38)	(29)
Change in Class R3 Shares	9	81	3	(10)
Class R4
Issued	190	103	14	6
Reinvested	37	11	17	—(a)
Redeemed	(93)	(39)	(46)	(19)
Change in Class R4 Shares	134	75	(15)	(13)
Class R5
Issued	272	961	280	405
Reinvested	166	65	881	26
Redeemed	(554)	(720)	(2,177)	(1,543)
Change in Class R5 Shares	(116)	306	(1,016)	(1,112)
Class R6
Issued	38,989	58,986	450	903
Reinvested	15,090	6,844	904	38
Redeemed	(38,530)	(40,499)	(1,533)	(1,256)
Redemptions in-kind	—	—	—	(1,716)
Change in Class R6 Shares	15,549	25,331	(179)	(2,031)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,048	$49,559	$10,956	$16,743
Distributions reinvested	29,706	774	31,521	5,947
Cost of shares redeemed	(55,014)	(56,424)	(26,360)	(54,402)
Change in net assets resulting from Class A capital transactions	6,740	(6,091)	16,117	(31,712)
Class C
Proceeds from shares issued	1,365	2,231	5,788	2,308
Distributions reinvested	1,465	36	5,223	1,087
Cost of shares redeemed	(3,182)	(7,075)	(9,381)	(15,962)
Change in net assets resulting from Class C capital transactions	(352)	(4,808)	1,630	(12,567)
Class I
Proceeds from shares issued	170,705	96,130	38,060	48,166
Distributions reinvested	38,983	1,087	23,180	4,871
Cost of shares redeemed	(128,423)	(82,207)	(47,309)	(65,680)
Change in net assets resulting from Class I capital transactions	81,265	15,010	13,931	(12,643)
Class R2
Proceeds from shares issued	8,717	9,353	—	—
Distributions reinvested	5,134	131	—	—
Cost of shares redeemed	(13,939)	(16,674)	—	—
Change in net assets resulting from Class R2 capital transactions	(88)	(7,190)	—	—
Class R3
Proceeds from shares issued	4,316	4,769	272	1,963
Distributions reinvested	2,790	76	360	67
Cost of shares redeemed	(4,341)	(5,501)	(729)	(15,471)
Change in net assets resulting from Class R3 capital transactions	2,765	(656)	(97)	(13,441)
Class R4
Proceeds from shares issued	5,206	25,934	94	704
Distributions reinvested	4,106	96	147	14
Cost of shares redeemed	(7,655)	(7,334)	(959)	(350)
Change in net assets resulting from Class R4 capital transactions	1,657	18,696	(718)	368
Class R5
Proceeds from shares issued	10,929	19,782	—	—
Distributions reinvested	7,243	304	—	—
Cost of shares redeemed	(19,784)	(14,144)	—	—
Change in net assets resulting from Class R5 capital transactions	(1,612)	5,942	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$168,959	$186,228	$13,856	$19,198
Distributions reinvested	137,512	6,855	9,560	2,455
Cost of shares redeemed	(161,104)	(319,558)	(44,251)	(47,873)
Change in net assets resulting from Class R6 capital transactions	145,367	(126,475)	(20,835)	(26,220)
Total change in net assets resulting from capital transactions	$235,742	$(105,572)	$10,028	$(96,215)
SHARE TRANSACTIONS:
Class A
Issued	1,098	1,824	604	908
Reinvested	1,099	34	1,743	325
Redeemed	(1,936)	(2,275)	(1,411)	(3,013)
Change in Class A Shares	261	(417)	936	(1,780)
Class C
Issued	64	96	471	151
Reinvested	73	2	405	77
Redeemed	(144)	(402)	(712)	(1,122)
Change in Class C Shares	(7)	(304)	164	(894)
Class I
Issued	5,498	3,161	1,894	2,431
Reinvested	1,322	43	1,165	246
Redeemed	(4,249)	(3,109)	(2,251)	(3,338)
Change in Class I Shares	2,571	95	808	(661)
Class R2
Issued	302	359	—	—
Reinvested	193	6	—	—
Redeemed	(495)	(636)	—	—
Change in Class R2 Shares	—(a)	(271)	—	—
Class R3
Issued	150	179	15	116
Reinvested	103	3	20	3
Redeemed	(154)	(205)	(40)	(833)
Change in Class R3 Shares	99	(23)	(5)	(714)
Class R4
Issued	171	1,037	5	32
Reinvested	139	3	7	1
Redeemed	(252)	(237)	(48)	(17)
Change in Class R4 Shares	58	803	(36)	16

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	349	671	—	—
Reinvested	245	12	—	—
Redeemed	(590)	(537)	—	—
Change in Class R5 Shares	4	146	—	—
Class R6
Issued	5,464	6,644	685	949
Reinvested	4,647	268	480	124
Redeemed	(5,196)	(11,393)	(2,119)	(2,404)
Change in Class R6 Shares	4,915	(4,481)	(954)	(1,331)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$28,414	$55,915
Distributions reinvested	27,262	2,798
Cost of shares redeemed	(32,034)	(68,028)
Change in net assets resulting from Class A capital transactions	23,642	(9,315)
Class C
Proceeds from shares issued	1,281	2,161
Distributions reinvested	4,821	532
Cost of shares redeemed	(7,801)	(7,639)
Change in net assets resulting from Class C capital transactions	(1,699)	(4,946)
Class I
Proceeds from shares issued	47,080	85,814
Distributions reinvested	47,831	5,201
Cost of shares redeemed	(62,245)	(119,766)
Change in net assets resulting from Class I capital transactions	32,666	(28,751)
Class L
Proceeds from shares issued	43,205	37,196
Distributions reinvested	51,373	6,808
Cost of shares redeemed	(62,004)	(166,460)
Change in net assets resulting from Class L capital transactions	32,574	(122,456)
Class R2
Proceeds from shares issued	7,271	9,338
Distributions reinvested	9,749	1,022
Cost of shares redeemed	(8,739)	(13,958)
Change in net assets resulting from Class R2 capital transactions	8,281	(3,598)
Class R3
Proceeds from shares issued	7,558	11,021
Distributions reinvested	7,946	799
Cost of shares redeemed	(6,809)	(10,861)
Change in net assets resulting from Class R3 capital transactions	8,695	959
Class R4
Proceeds from shares issued	1,463	1,900
Distributions reinvested	2,509	302
Cost of shares redeemed	(1,800)	(3,141)
Change in net assets resulting from Class R4 capital transactions	2,172	(939)
Class R5
Proceeds from shares issued	2,356	2,149
Distributions reinvested	1,374	151
Cost of shares redeemed	(5,769)	(2,583)
Change in net assets resulting from Class R5 capital transactions	(2,039)	(283)
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Small Cap Funds	June 30, 2022

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$106,983	$84,216
Distributions reinvested	71,679	9,563
Cost of shares redeemed	(95,062)	(136,299)
Change in net assets resulting from Class R6 capital transactions	83,600	(42,520)
Total change in net assets resulting from capital transactions	$187,892	$(211,849)
SHARE TRANSACTIONS:
Class A
Issued	1,461	3,069
Reinvested	1,508	144
Redeemed	(1,608)	(3,862)
Change in Class A Shares	1,361	(649)
Class C
Issued	77	111
Reinvested	291	29
Redeemed	(454)	(434)
Change in Class C Shares	(86)	(294)
Class I
Issued	2,293	4,362
Reinvested	2,548	260
Redeemed	(3,295)	(6,239)
Change in Class I Shares	1,546	(1,617)
Class L
Issued	2,184	1,810
Reinvested	2,737	341
Redeemed	(3,111)	(8,888)
Change in Class L Shares	1,810	(6,737)
Class R2
Issued	389	455
Reinvested	559	54
Redeemed	(464)	(706)
Change in Class R2 Shares	484	(197)
Class R3
Issued	395	537
Reinvested	444	42
Redeemed	(359)	(563)
Change in Class R3 Shares	480	16
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R4
Issued	75	90
Reinvested	135	15
Redeemed	(91)	(153)
Change in Class R4 Shares	119	(48)
Class R5
Issued	119	102
Reinvested	73	8
Redeemed	(292)	(131)
Change in Class R5 Shares	(100)	(21)
Class R6
Issued	5,452	3,937
Reinvested	3,813	478
Redeemed	(4,615)	(6,755)
Change in Class R6 Shares	4,650	(2,340)
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Small Cap Funds	June 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Year Ended June 30, 2022	$28.67	$(0.02)	$(5.77)	$(5.79)	$—	$(2.02)	$(2.02)
Year Ended June 30, 2021	19.11	(0.03)	10.08	10.05	(0.02)	(0.47)	(0.49)
Year Ended June 30, 2020	19.78	0.04	(0.04)	—(f)	(0.02)	(0.65)	(0.67)
Year Ended June 30, 2019	26.65	—(f)	(0.63)	(0.63)	—	(6.24)	(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	—	(2.72)	(2.72)
Class C
Year Ended June 30, 2022	18.01	(0.09)	(3.46)	(3.55)	—	(2.02)	(2.02)
Year Ended June 30, 2021	12.19	(0.08)	6.37	6.29	—	(0.47)	(0.47)
Year Ended June 30, 2020	12.90	(0.04)	(0.02)	(0.06)	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	—	(2.72)	(2.72)
Class I
Year Ended June 30, 2022	34.81	0.05	(7.10)	(7.05)	(0.03)	(2.02)	(2.05)
Year Ended June 30, 2021	23.09	0.04	12.20	12.24	(0.05)	(0.47)	(0.52)
Year Ended June 30, 2020	23.75	0.10	(0.06)	0.04	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	—	(2.72)	(2.72)
Class R6
Year Ended June 30, 2022	34.96	0.13	(7.13)	(7.00)	(0.11)	(2.02)	(2.13)
Year Ended June 30, 2021	23.17	0.11	12.25	12.36	(0.10)	(0.47)	(0.57)
Year Ended June 30, 2020	23.82	0.16	(0.06)	0.10	(0.10)	(0.65)	(0.75)
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate(c)

$20.86	(21.57)%	$269,579	1.25%	(0.09)%	1.28%	45%
28.67	52.98	279,114	1.24	(0.12)	1.27	48
19.11	(0.24)	132,674	1.24	0.19	1.32	48
19.78	0.70	116,751	1.24	(0.01)	1.37	75
26.65	35.55	85,586	1.24	(0.81)	1.36	89

12.44	(21.93)	12,568	1.75	(0.59)	1.79	45
18.01	52.22	13,468	1.73	(0.56)	1.78	48
12.19	(0.83)	24,323	1.74	(0.31)	1.80	48
12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89

25.71	(21.39)	309,359	0.99	0.16	1.02	45
34.81	53.39	344,974	0.99	0.13	1.02	48
23.09	(0.02)	148,443	0.99	0.44	1.05	48
23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89

25.83	(21.21)	460,265	0.74	0.41	0.77	45
34.96	53.76	495,948	0.74	0.37	0.77	48
23.17	0.22	167,419	0.74	0.69	0.80	48
23.82	0.55	82,758	0.74	0.79	1.10	75
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Year Ended June 30, 2022	$65.04	$(0.08)	$(8.96)	$(9.04)	$—	$(12.48)	$(12.48)
Year Ended June 30, 2021	45.69	(0.02)	21.07	21.05	(0.07)	(1.63)	(1.70)
Year Ended June 30, 2020	50.05	0.12	(1.95)	(1.83)	(0.15)	(2.38)	(2.53)
Year Ended June 30, 2019	52.43	0.12	0.95	1.07	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.63	0.10	6.67	6.77	(0.10)	(2.87)	(2.97)
Class C
Year Ended June 30, 2022	45.39	(0.23)	(5.57)	(5.80)	—	(12.48)	(12.48)
Year Ended June 30, 2021	32.42	(0.20)	14.84	14.64	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	36.25	(0.08)	(1.35)	(1.43)	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)	0.61	0.52	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)	5.04	4.92	—	(2.87)	(2.87)
Class I
Year Ended June 30, 2022	76.84	0.09	(10.99)	(10.90)	(0.06)	(12.48)	(12.54)
Year Ended June 30, 2021	53.70	0.17	24.81	24.98	(0.21)	(1.63)	(1.84)
Year Ended June 30, 2020	58.34	0.30	(2.30)	(2.00)	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29	1.12	1.41	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26	7.67	7.93	(0.23)	(2.87)	(3.10)
Class R2
Year Ended June 30, 2022	63.47	(0.20)	(8.67)	(8.87)	—	(12.48)	(12.48)
Year Ended June 30, 2021	44.70	(0.15)	20.59	20.44	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	48.98	0.01	(1.91)	(1.90)	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	—(d)	0.93	0.93	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)	6.55	6.52	(0.02)	(2.87)	(2.89)
Class R3
Year Ended June 30, 2022	64.53	(0.06)	(8.88)	(8.94)	—	(12.48)	(12.48)
Year Ended June 30, 2021	45.38	—(d)	20.92	20.92	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2020	49.73	0.13	(1.93)	(1.80)	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13	0.92	1.05	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12	6.63	6.75	(0.29)	(2.87)	(3.16)
Class R4
Year Ended June 30, 2022	76.73	0.09	(10.98)	(10.89)	(0.08)	(12.48)	(12.56)
Year Ended June 30, 2021	53.63	0.17	24.78	24.95	(0.22)	(1.63)	(1.85)
Year Ended June 30, 2020	58.26	0.29	(2.29)	(2.00)	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29	1.12	1.41	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33	7.59	7.92	(0.27)	(2.87)	(3.14)
Class R5
Year Ended June 30, 2022	77.14	0.23	(11.05)	(10.82)	(0.20)	(12.48)	(12.68)
Year Ended June 30, 2021	53.88	0.30	24.90	25.20	(0.31)	(1.63)	(1.94)
Year Ended June 30, 2020	58.51	0.40	(2.30)	(1.90)	(0.35)	(2.38)	(2.73)
Year Ended June 30, 2019	60.69	0.41	1.11	1.52	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37	7.70	8.07	(0.35)	(2.87)	(3.22)
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate

$43.52	(17.26)%	$527,124	1.27%	(0.13)%	1.27%	16%
65.04	46.60	846,460	1.26	(0.03)	1.27	29
45.69	(4.11)	653,887	1.26	0.25	1.27	23
50.05	2.82	791,846	1.23	0.24	1.25	23
52.43	14.33	1,095,395	1.24	0.19	1.26	17

27.11	(17.65)	53,369	1.75	(0.62)	1.75	16
45.39	45.91	87,848	1.74	(0.50)	1.74	29
32.42	(4.56)	80,258	1.74	(0.24)	1.75	23
36.25	2.31	111,453	1.73	(0.25)	1.75	23
39.12	13.76	143,030	1.74	(0.32)	1.76	17

53.40	(17.02)	2,480,437	0.99	0.14	1.00	16
76.84	47.01	4,239,905	0.98	0.25	0.99	29
53.70	(3.83)	3,240,725	0.98	0.54	0.99	23
58.34	3.05	2,720,056	0.98	0.51	1.00	23
60.52	14.61	2,868,739	0.98	0.45	1.00	17

42.12	(17.44)	5,646	1.49	(0.36)	1.51	16
63.47	46.28	7,744	1.48	(0.26)	1.51	29
44.70	(4.32)	6,746	1.49	0.02	1.52	23
48.98	2.56	9,718	1.48	0.00(e)	1.52	23
51.44	14.02	12,133	1.49	(0.06)	1.52	17

43.11	(17.24)	4,281	1.24	(0.11)	1.24	16
64.53	46.66	5,829	1.23	0.00(e)	1.24	29
45.38	(4.08)	2,948	1.24	0.28	1.24	23
49.73	2.79	2,597	1.23	0.26	1.25	23
52.13	14.33	2,542	1.23	0.24	1.30	17

53.28	(17.03)	688	0.99	0.14	1.00	16
76.73	47.01	834	0.98	0.25	1.00	29
53.63	(3.83)	449	0.98	0.53	1.01	23
58.26	3.05	475	0.98	0.50	1.03	23
60.42	14.61	624	0.98	0.57	1.07	17

53.64	(16.87)	778,819	0.80	0.34	0.84	16
77.14	47.29	1,309,013	0.79	0.44	0.84	29
53.88	(3.65)	984,863	0.80	0.71	0.84	23
58.51	3.26	1,214,075	0.79	0.70	0.85	23
60.69	14.83	1,255,251	0.79	0.64	0.85	17
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund (continued)
Class R6
Year Ended June 30, 2022	$77.14	$0.26	$(11.05)	$(10.79)	$(0.24)	$(12.48)	$(12.72)
Year Ended June 30, 2021	53.87	0.34	24.90	25.24	(0.34)	(1.63)	(1.97)
Year Ended June 30, 2020	58.50	0.44	(2.30)	(1.86)	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44	1.11	1.55	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41	7.69	8.10	(0.38)	(2.87)	(3.25)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate

$53.63	(16.83)%	$1,793,598	0.74%	0.39%	0.75%	16%
77.14	47.39	2,069,498	0.73	0.50	0.74	29
53.87	(3.60)	1,625,610	0.74	0.78	0.74	23
58.50	3.33	1,425,704	0.73	0.76	0.75	23
60.68	14.89	1,450,525	0.73	0.71	0.75	17
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Year Ended June 30, 2022	$25.86	$(0.20)	$(8.46)	$(8.66)	$—	$(3.28)	$(3.28)
Year Ended June 30, 2021	18.70	(0.23)	9.22	8.99	(0.01)	(1.82)	(1.83)
Year Ended June 30, 2020	17.00	(0.11)	2.88	2.77	—	(1.07)	(1.07)
Year Ended June 30, 2019	18.45	(0.11)	0.67	0.56	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.81	(0.14)(f)	5.11	4.97	—	(1.33)	(1.33)
Class C
Year Ended June 30, 2022	16.62	(0.18)	(5.07)	(5.25)	—	(3.28)	(3.28)
Year Ended June 30, 2021	12.53	(0.23)	6.14	5.91	—	(1.82)	(1.82)
Year Ended June 30, 2020	11.78	(0.13)	1.95	1.82	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)	0.38	0.24	—	(2.01)	(2.01)
Year Ended June 30, 2018	11.23	(0.16)(f)	3.81	3.65	—	(1.33)	(1.33)
Class I
Year Ended June 30, 2022	29.53	(0.16)	(9.83)	(9.99)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.14	(0.20)	10.46	10.26	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	19.05	(0.07)	3.24	3.17	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)	0.79	0.71	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.18	(0.11)(f)	5.61	5.50	—	(1.33)	(1.33)
Class L
Year Ended June 30, 2022	30.73	(0.14)	(10.27)	(10.41)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.93	(0.16)	10.85	10.69	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.71	(0.04)	3.36	3.32	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)	0.82	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.08)(f)	5.76	5.68	—	(1.33)	(1.33)
Class R2
Year Ended June 30, 2022	24.55	(0.23)	(7.98)	(8.21)	—	(3.28)	(3.28)
Year Ended June 30, 2021	17.85	(0.27)	8.79	8.52	—	(1.82)	(1.82)
Year Ended June 30, 2020	16.31	(0.14)	2.75	2.61	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)	0.63	0.48	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.39	(0.17)(f)	4.95	4.78	—	(1.33)	(1.33)
Class R3
Year Ended June 30, 2022	25.79	(0.19)	(8.44)	(8.63)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.66	(0.23)	9.21	8.98	(0.03)	(1.82)	(1.85)
Year Ended June 30, 2020	17.00	(0.11)	2.87	2.76	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)	0.66	0.56	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13)(f)	4.74	4.61	—	(1.33)	(1.33)
Class R4
Year Ended June 30, 2022	26.08	(0.14)	(8.56)	(8.70)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.83	(0.17)	9.29	9.12	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	17.09	(0.06)	2.90	2.84	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)	0.67	0.60	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09)(f)	4.75	4.66	—	(1.33)	(1.33)
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate(c)

$13.92	(37.40)%	$384,556	1.25%	(0.95)%	1.26%	35%
25.86	48.64	760,153	1.23	(0.95)	1.25	52
18.70	16.92	500,357	1.24	(0.63)	1.27	51
17.00	5.08	400,127	1.24	(0.68)	1.27	58
18.45	35.14	337,933	1.24	(0.83)(f)	1.29	58

8.09	(37.71)	41,416	1.75	(1.45)	1.76	35
16.62	47.95	90,880	1.73	(1.44)	1.74	52
12.53	16.32	62,434	1.74	(1.13)	1.77	51
11.78	4.51	58,288	1.74	(1.17)	1.77	58
13.55	34.56	43,116	1.74	(1.32)(f)	1.77	58

16.26	(37.24)	569,015	1.00	(0.69)	1.01	35
29.53	49.03	1,013,916	0.98	(0.70)	0.99	52
21.14	17.19	466,094	0.99	(0.37)	1.01	51
19.05	5.36	289,094	0.99	(0.43)	1.02	58
20.35	35.45	268,082	0.99	(0.57)(f)	1.02	58

17.04	(37.15)	496,522	0.85	(0.55)	0.86	35
30.73	49.21	1,096,814	0.84	(0.55)	0.84	52
21.93	17.40	735,649	0.84	(0.23)	0.86	51
19.71	5.51	568,539	0.84	(0.27)	0.86	58
20.95	35.65	434,286	0.84	(0.43)(f)	0.86	58

13.06	(37.58)	16,716	1.50	(1.20)	1.52	35
24.55	48.29	31,503	1.49	(1.19)	1.51	52
17.85	16.64	24,496	1.49	(0.88)	1.52	51
16.31	4.79	26,011	1.49	(0.94)	1.52	58
17.84	34.83	31,569	1.49	(1.08)(f)	1.52	58

13.88	(37.38)	5,134	1.25	(0.95)	1.28	35
25.79	48.67	9,313	1.24	(0.95)	1.27	52
18.66	16.86	5,217	1.24	(0.63)	1.29	51
17.00	5.08	1,072	1.24	(0.63)	1.37	58
18.45	31.93	446	1.23	(0.80)(f)	1.28	58

14.10	(37.22)	5,073	1.00	(0.68)	1.01	35
26.08	49.01	5,878	0.98	(0.69)	0.99	52
18.83	17.25	2,821	0.99	(0.38)	1.04	51
17.09	5.30	1,336	0.99	(0.39)	1.01	58
18.50	32.28	726	0.99	(0.53)(f)	1.17	58
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund (continued)
Class R5
Year Ended June 30, 2022	$30.76	$(0.14)	$(10.28)	$(10.42)	$—	$(3.28)	$(3.28)
Year Ended June 30, 2021	21.95	(0.16)	10.86	10.70	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.72	(0.04)	3.36	3.32	(0.02)	(1.07)	(1.09)
Year Ended June 30, 2019	20.96	(0.07)	0.84	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.07)(f)	5.76	5.69	—	(1.33)	(1.33)
Class R6
Year Ended June 30, 2022	31.17	(0.11)	(10.44)	(10.55)	—	(3.28)	(3.28)
Year Ended June 30, 2021	22.21	(0.13)	10.99	10.86	(0.08)	(1.82)	(1.90)
Year Ended June 30, 2020	19.95	(0.02)	3.40	3.38	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)	0.83	0.80	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.73	(0.06)(f)	5.82	5.76	—	(1.33)	(1.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate(c)

$17.06	(37.15)%	$20,537	0.84%	(0.55)%	0.86%	35%
30.76	49.22	40,613	0.84	(0.55)	0.85	52
21.95	17.37	22,261	0.84	(0.23)	0.86	51
19.72	5.50	13,817	0.84	(0.34)	0.86	58
20.96	35.71	28,656	0.84	(0.37)(f)	0.88	58

17.34	(37.07)	2,380,212	0.74	(0.44)	0.76	35
31.17	49.40	3,794,115	0.74	(0.45)	0.74	52
22.21	17.49	2,140,824	0.74	(0.12)	0.76	51
19.95	5.60	1,518,382	0.74	(0.16)	0.76	58
21.16	35.86	1,045,098	0.74	(0.32)(f)	0.76	58
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
Class A
Year Ended June 30, 2022	$69.13	$(0.16)	$(15.83)	$(15.99)	$—	$(19.89)	$(19.89)
Year Ended June 30, 2021	42.12	(0.01)	27.38	27.37	(0.36)	—	(0.36)
Year Ended June 30, 2020	49.98	0.15	(6.00)	(5.85)	(0.15)	(1.86)	(2.01)
Year Ended June 30, 2019	57.16	0.11	(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Year Ended June 30, 2018	52.32	0.04(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Class C
Year Ended June 30, 2022	67.97	(0.41)	(15.43)	(15.84)	—	(19.89)	(19.89)
Year Ended June 30, 2021	41.41	(0.28)	26.91	26.63	(0.07)	—	(0.07)
Year Ended June 30, 2020	49.27	(0.07)	(5.93)	(6.00)	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)	(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24)(f)	9.15	8.91	—	(4.38)	(4.38)
Class I
Year Ended June 30, 2022	69.56	(0.05)	(15.96)	(16.01)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.35	0.10	27.58	27.68	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.25	0.28	(6.03)	(5.75)	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23	(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
Class R2
Year Ended June 30, 2022	68.98	(0.29)	(15.75)	(16.04)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.07	(0.16)	27.35	27.19	(0.28)	—	(0.28)
Year Ended June 30, 2020	50.01	0.05	(6.02)	(5.97)	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04	(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)
Class R3
Year Ended June 30, 2022	69.34	(0.17)	(15.88)	(16.05)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.23	—(h)	27.45	27.45	(0.34)	—	(0.34)
Year Ended June 30, 2020	50.18	0.16	(6.02)	(5.86)	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26	(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05(f)	8.58	8.63	(0.09)	(4.38)	(4.47)
Class R4
Year Ended June 30, 2022	69.59	(0.06)	(15.96)	(16.02)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.37	0.14	27.55	27.69	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.28	0.28	(6.03)	(5.75)	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23	(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18(f)	8.58	8.76	(0.14)	(4.38)	(4.52)
Class R5
Year Ended June 30, 2022	69.85	0.03	(16.05)	(16.02)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.51	0.25	27.65	27.90	(0.56)	—	(0.56)
Year Ended June 30, 2020	50.42	0.36	(6.04)	(5.68)	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33	(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate(c)

$33.25	(29.87)%	$4,789	1.14%	(0.32)%	1.41%	140%
69.13	65.16	7,279	1.23	0.03	1.32	83
42.12	(12.40)	4,127	1.24	0.33	1.38	102
49.98	(5.48)	5,896	1.23	0.21	1.36	74
57.16	18.37	4,624	1.24	0.07(f)	1.41	39

32.24	(30.22)	986	1.65	(0.84)	1.91	140
67.97	64.35	1,944	1.73	(0.50)	1.81	83
41.41	(12.84)	1,690	1.74	(0.16)	1.82	102
49.27	(5.97)	2,307	1.73	(0.30)	1.86	74
56.67	17.79	1,816	1.74	(0.45)(f)	1.90	39

33.66	(29.68)	12,913	0.89	(0.10)	1.11	140
69.56	65.58	34,171	0.99	0.17	1.03	83
42.35	(12.18)	13,264	0.99	0.61	1.06	102
50.25	(5.24)	13,211	0.98	0.45	1.09	74
57.44	18.64	15,557	0.99	0.32(f)	1.12	39

33.05	(30.03)	277	1.39	(0.58)	1.72	140
68.98	64.76	481	1.48	(0.28)	1.68	83
42.07	(12.62)	180	1.49	0.11	1.69	102
50.01	(5.73)	166	1.48	0.08	2.08	74
57.32	16.67	24	1.49	(0.15)(f)	1.72	39

33.40	(29.86)	2,711	1.14	(0.34)	1.36	140
69.34	65.16	5,418	1.23	(0.01)	1.28	83
42.23	(12.40)	3,692	1.24	0.36	1.30	102
50.18	(5.51)	3,768	1.23	0.53	1.59	74
57.40	16.94	24	1.24	0.10(f)	1.46	39

33.68	(29.68)	735	0.89	(0.11)	1.11	140
69.59	65.58	2,557	0.99	0.25	1.04	83.04
42.37	(12.17)	2,125	0.99	0.61	1.06	102
50.28	(5.26)	1,941	0.98	0.45	1.10	74
57.48	17.21	1,536	0.99	0.36(f)	1.11	39

33.94	(29.55)	46,112	0.70	0.07	0.96	140
69.85	65.89	165,829	0.80	0.44	0.89	83
42.51	(12.02)	148,185	0.80	0.78	0.90	102
50.42	(5.07)	215,630	0.79	0.63	0.93	74
57.63	18.88	223,933	0.79	0.48(f)	0.97	39
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund) (continued)
Class R6
Year Ended June 30, 2022	$69.75	$0.07	$(16.04)	$(15.97)	$—	$(19.89)	$(19.89)
Year Ended June 30, 2021	42.45	0.28	27.61	27.89	(0.59)	—	(0.59)
Year Ended June 30, 2020	50.34	0.39	(6.02)	(5.63)	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39	(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33(f)	9.23	9.56	(0.20)	(4.38)	(4.58)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate(c)

$33.89	(29.52)%	$66,087	0.65%	0.14%	0.86%	140%
69.75	65.98	148,507	0.74	0.49	0.78	83
42.45	(11.95)	176,598	0.74	0.84	0.80	102
50.34	(5.02)	206,625	0.73	0.75	0.83	74
57.55	18.95	66,306	0.74	0.59(f)	0.86	39
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Year Ended June 30, 2022	$32.06	$0.12	$(4.25)	$(4.13)	$(0.13)	$(4.87)	$(5.00)
Year Ended June 30, 2021	18.48	0.12	13.59	13.71	(0.13)	—	(0.13)
Year Ended June 30, 2020	23.65	0.16	(3.82)	(3.66)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.42	0.21	(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Year Ended June 30, 2018	29.18	0.20(d)	3.01	3.21	(0.23)	(1.74)	(1.97)
Class C
Year Ended June 30, 2022	25.08	(0.02)	(3.14)	(3.16)	(0.08)	(4.87)	(4.95)
Year Ended June 30, 2021	14.52	0.01	10.64	10.65	(0.09)	—	(0.09)
Year Ended June 30, 2020	18.90	0.04	(2.97)	(2.93)	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07	(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04(d)	2.50	2.54	(0.14)	(1.74)	(1.88)
Class I
Year Ended June 30, 2022	34.53	0.23	(4.65)	(4.42)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.21	14.62	14.83	(0.18)	—	(0.18)
Year Ended June 30, 2020	25.32	0.23	(4.11)	(3.88)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2019	32.25	0.31	(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30(d)	3.18	3.48	(0.29)	(1.74)	(2.03)
Class R2
Year Ended June 30, 2022	31.62	0.05	(4.17)	(4.12)	(0.09)	(4.87)	(4.96)
Year Ended June 30, 2021	18.25	0.06	13.41	13.47	(0.10)	—	(0.10)
Year Ended June 30, 2020	23.37	0.11	(3.77)	(3.66)	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15	(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12(d)	2.98	3.10	(0.17)	(1.74)	(1.91)
Class R3
Year Ended June 30, 2022	32.00	0.13	(4.24)	(4.11)	(0.14)	(4.87)	(5.01)
Year Ended June 30, 2021	18.45	0.13	13.56	13.69	(0.14)	—	(0.14)
Year Ended June 30, 2020	23.61	0.16	(3.81)	(3.65)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.38	0.23	(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20(d)	3.01	3.21	(0.23)	(1.74)	(1.97)
Class R4
Year Ended June 30, 2022	34.52	0.22	(4.63)	(4.41)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.22	14.61	14.83	(0.19)	—	(0.19)
Year Ended June 30, 2020	25.28	0.19	(4.06)	(3.87)	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.21	0.30	(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32(d)	3.14	3.46	(0.28)	(1.74)	(2.02)
Class R5
Year Ended June 30, 2022	34.56	0.25	(4.63)	(4.38)	(0.22)	(4.87)	(5.09)
Year Ended June 30, 2021	19.89	0.24	14.64	14.88	(0.21)	—	(0.21)
Year Ended June 30, 2020	25.34	0.26	(4.11)	(3.85)	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2019	32.26	0.34	(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35(d)	3.17	3.52	(0.32)	(1.74)	(2.06)
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate

$22.93	(15.16)%	$149,658	1.27%	0.41%	1.27%	56%
32.06	74.48	200,857	1.26	0.48	1.26	78
18.48	(16.78)	123,496	1.25	0.74	1.27	42
23.65	(9.73)	193,505	1.24	0.80	1.26	60
30.42	11.41	336,054	1.24	0.67(d)	1.30	39

16.97	(15.55)	5,633	1.74	(0.07)	1.78	56
25.08	73.59	8,518	1.73	0.04	1.78	78
14.52	(17.14)	9,340	1.74	0.23	1.78	42
18.90	(10.18)	18,088	1.74	0.33	1.77	60
25.21	10.80	25,885	1.75	0.14(d)	1.78	39

25.05	(14.92)	233,127	0.99	0.74	1.01	56
34.53	74.94	232,544	0.99	0.76	1.01	78
19.88	(16.55)	131,992	0.99	0.98	1.01	42
25.32	(9.49)	287,014	0.99	1.10	1.01	60
32.25	11.70	336,366	0.99	0.96(d)	1.01	39

22.54	(15.36)	24,815	1.49	0.19	1.57	56
31.62	74.05	34,800	1.48	0.26	1.58	78
18.25	(16.96)	25,034	1.49	0.51	1.57	42
23.37	(9.94)	36,276	1.49	0.60	1.58	60
30.13	11.12	45,300	1.52	0.41(d)	1.63	39

22.88	(15.14)	14,635	1.24	0.45	1.28	56
32.00	74.49	17,272	1.23	0.50	1.28	78
18.45	(16.77)	10,384	1.24	0.76	1.29	42
23.61	(9.72)	14,854	1.24	0.89	1.28	60
30.38	11.42	12,948	1.25	0.67(d)	1.29	39

25.05	(14.90)	22,156	0.99	0.70	1.01	56
34.52	74.92	28,524	0.98	0.69	1.00	78
19.88	(16.52)	464	0.99	0.92	1.16	42
25.28	(9.51)	436	0.99	1.10	1.04	60
32.21	11.65	102	1.01	1.03(d)	1.27	39

25.09	(14.80)	42,404	0.86	0.81	0.86	56
34.56	75.16	58,262	0.86	0.87	0.86	78
19.89	(16.44)	30,637	0.85	1.11	0.87	42
25.34	(9.35)	69,857	0.84	1.21	0.86	60
32.26	11.85	131,506	0.84	1.11(d)	0.87	39
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund (continued)
Class R6
Year Ended June 30, 2022	$34.62	$0.29	$(4.66)	$(4.37)	$(0.24)	$(4.87)	$(5.11)
Year Ended June 30, 2021	19.92	0.27	14.66	14.93	(0.23)	—	(0.23)
Year Ended June 30, 2020	25.38	0.29	(4.13)	(3.84)	(0.29)	(1.33)	(1.62)
Year Ended June 30, 2019	32.30	0.38	(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38(d)	3.18	3.56	(0.35)	(1.74)	(2.09)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate

$25.14	(14.73)%	$798,822	0.76%	0.94%	0.76%	56%
34.62	75.36	929,661	0.76	0.98	0.76	78
19.92	(16.37)	624,226	0.75	1.24	0.76	42
25.38	(9.25)	933,252	0.74	1.36	0.76	60
32.30	11.97	1,040,121	0.74	1.21(d)	0.76	39
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund
Class A
Year Ended June 30, 2022	$21.12	$(0.04)	$(1.97)	$(2.01)	$—	$(4.20)	$(4.20)
Year Ended June 30, 2021	15.52	0.01	6.32	6.33	(0.10)	(0.63)	(0.73)
Year Ended June 30, 2020	18.24	0.11	(0.71)	(0.60)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.76	0.10	(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Year Ended June 30, 2018	22.11	0.15	2.29	2.44	(0.13)	(1.66)	(1.79)
Class C
Year Ended June 30, 2022	16.25	(0.10)	(1.34)	(1.44)	—	(4.20)	(4.20)
Year Ended June 30, 2021	12.08	(0.06)	4.89	4.83	(0.03)	(0.63)	(0.66)
Year Ended June 30, 2020	14.64	0.01	(0.52)	(0.51)	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	—(d)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04	1.96	2.00	(0.01)	(1.66)	(1.67)
Class I
Year Ended June 30, 2022	22.81	0.01	(2.19)	(2.18)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.71	0.06	6.82	6.88	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.48	0.16	(0.78)	(0.62)	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22	2.41	2.63	(0.18)	(1.66)	(1.84)
Class R3
Year Ended June 30, 2022	21.08	(0.04)	(1.96)	(2.00)	—	(4.20)	(4.20)
Year Ended June 30, 2021	15.41	0.03	6.27	6.30	—	(0.63)	(0.63)
Year Ended June 30, 2020	18.12	0.11	(0.70)	(0.59)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13	2.32	2.45	(0.17)	(1.66)	(1.83)
Class R4
Year Ended June 30, 2022	22.70	—	(2.17)	(2.17)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.64	0.05	6.79	6.84	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.41	0.15	(0.76)	(0.61)	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19	2.44	2.63	(0.22)	(1.66)	(1.88)
Class R6
Year Ended June 30, 2022	22.83	0.06	(2.20)	(2.14)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.73	0.11	6.82	6.93	(0.20)	(0.63)	(0.83)
Year Ended June 30, 2020	19.49	0.21	(0.76)	(0.55)	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27	2.42	2.69	(0.24)	(1.66)	(1.90)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate

$14.91	(13.00)%	$135,382	1.14%	(0.22)%	1.21%	24%
21.12	41.59	171,962	1.11	0.06	1.20	122
15.52	(4.62)	154,019	1.14	0.62	1.22	92
18.24	0.81	204,131	1.14	0.49	1.31	82
22.76	11.18	314,171	1.14	0.65	1.29	62

10.61	(13.45)	16,342	1.64	(0.72)	1.71	24
16.25	40.87	22,348	1.60	(0.42)	1.69	122
12.08	(5.06)	27,417	1.64	0.10	1.73	92
14.64	0.24	42,429	1.64	0.00(e)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62

16.43	(12.76)	120,273	0.89	0.03	0.95	24
22.81	41.95	148,567	0.86	0.29	0.94	122
16.71	(4.40)	119,926	0.89	0.85	0.96	92
19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62

14.88	(12.98)	1,489	1.14	(0.23)	1.20	24
21.08	41.57	2,223	1.08	0.20	1.18	122
15.41	(4.58)	12,615	1.14	0.63	1.20	92
18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62

16.33	(12.79)	222	0.89	(0.02)	0.94	24
22.70	41.87	1,146	0.86	0.26	0.93	122
16.64	(4.38)	562	0.89	0.82	0.98	92
19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62

16.49	(12.56)	37,375	0.64	0.27	0.70	24
22.83	42.21	73,530	0.60	0.57	0.68	122
16.73	(4.08)	76,126	0.64	1.16	0.70	92
19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Year Ended June 30, 2022	$23.54	$(0.01)	$(3.59)	$(3.60)	$—	$(5.32)	$(5.32)
Year Ended June 30, 2021	14.84	(0.01)	9.26	9.25	(0.04)	(0.51)	(0.55)
Year Ended June 30, 2020	15.96	0.03	(1.10)	(1.07)	(0.04)	(0.01)	(0.05)
Year Ended June 30, 2019	19.60	0.03	(1.81)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	18.10	—(d)(e)	2.69	2.69	—	(1.19)	(1.19)
Class C
Year Ended June 30, 2022	22.04	(0.11)	(3.27)	(3.38)	—	(5.32)	(5.32)
Year Ended June 30, 2021	13.96	(0.10)	8.69	8.59	—	(0.51)	(0.51)
Year Ended June 30, 2020	15.06	(0.05)	(1.04)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)	(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09)(e)	2.58	2.49	—	(1.19)	(1.19)
Class I
Year Ended June 30, 2022	24.21	0.04	(3.72)	(3.68)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.25	0.04	9.51	9.55	(0.08)	(0.51)	(0.59)
Year Ended June 30, 2020	16.40	0.07	(1.12)	(1.05)	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07	(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05(e)	2.75	2.80	(0.03)	(1.19)	(1.22)
Class L
Year Ended June 30, 2022	24.18	0.07	(3.71)	(3.64)	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.23	0.07	9.51	9.58	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.38	0.10	(1.12)	(1.02)	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10	(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08(e)	2.76	2.84	(0.06)	(1.19)	(1.25)
Class R2
Year Ended June 30, 2022	22.92	(0.06)	(3.46)	(3.52)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.48	(0.06)	9.02	8.96	(0.01)	(0.51)	(0.52)
Year Ended June 30, 2020	15.58	(0.01)	(1.08)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)	(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05)(e)	2.65	2.60	—	(1.19)	(1.19)
Class R3
Year Ended June 30, 2022	23.36	(0.01)	(3.55)	(3.56)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.74	(0.01)	9.20	9.19	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2020	15.87	0.03	(1.10)	(1.07)	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04	(1.81)	(1.77)	—(d)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01(e)	2.68	2.69	(0.03)	(1.19)	(1.22)
Class R4
Year Ended June 30, 2022	24.05	0.04	(3.69)	(3.65)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.16	0.04	9.46	9.50	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2020	16.32	0.07	(1.12)	(1.05)	(0.10)	(0.01)	(0.11)
Year Ended June 30, 2019	19.98	0.08	(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05(e)	2.75	2.80	(0.07)	(1.19)	(1.26)
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate

$14.62	(19.61)%	$103,884	1.22%	(0.06)%	1.22%	66%
23.54	63.19	135,165	1.22	(0.03)	1.22	94
14.84	(6.76)	94,883	1.22	0.18	1.23	52
15.96	(8.77)	136,432	1.22	0.16	1.22	64
19.60	15.40	210,050	1.22	—(e)(f)	1.23	52

13.34	(20.00)	12,408	1.73	(0.59)	1.73	66
22.04	62.34	22,386	1.73	(0.56)	1.73	94
13.96	(7.25)	18,297	1.74	(0.34)	1.74	52
15.06	(9.22)	28,451	1.72	(0.35)	1.73	64
18.70	14.85	45,633	1.73	(0.50)(e)	1.73	52

15.21	(19.36)	159,356	0.97	0.19	0.97	66
24.21	63.52	216,248	0.96	0.21	0.97	94
15.25	(6.51)	160,892	0.96	0.44	0.96	52
16.40	(8.49)	273,370	0.96	0.41	0.96	64
20.05	15.73	433,317	0.96	0.27(e)	0.97	52

15.20	(19.22)	226,823	0.81	0.34	0.81	66
24.18	63.78	317,162	0.81	0.37	0.81	94
15.23	(6.37)	302,427	0.81	0.60	0.81	52
16.38	(8.42)	433,521	0.81	0.58	0.81	64
20.05	15.95	554,361	0.81	0.42(e)	0.82	52

14.08	(19.82)	33,542	1.48	(0.32)	1.48	66
22.92	62.71	43,496	1.48	(0.31)	1.48	94
14.48	(7.01)	30,330	1.48	(0.09)	1.49	52
15.58	(8.95)	44,064	1.47	(0.07)	1.49	64
19.22	15.13	49,715	1.48	(0.25)(e)	1.48	52

14.48	(19.58)	29,731	1.22	(0.05)	1.22	66
23.36	63.20	36,745	1.21	(0.04)	1.21	94
14.74	(6.78)	22,953	1.21	0.20	1.21	52
15.87	(8.75)	23,887	1.21	0.23	1.21	64
19.50	15.49	17,655	1.21	0.04(e)	1.21	52

15.08	(19.37)	9,072	0.96	0.20	0.97	66
24.05	63.52	11,590	0.97	0.20	0.98	94
15.16	(6.55)	8,042	0.97	0.45	0.98	52
16.32	(8.52)	6,313	0.97	0.45	0.98	64
19.98	15.73	5,773	1.01	0.28(e)	1.04	52
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund (continued)
Class R5
Year Ended June 30, 2022	$24.13	$0.07	$(3.71)	$(3.64)	$(0.02)	$(5.32)	$(5.34)
Year Ended June 30, 2021	15.20	0.07	9.49	9.56	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.34	0.09	(1.11)	(1.02)	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11	(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08(e)	2.74	2.82	(0.07)	(1.19)	(1.26)
Class R6
Year Ended June 30, 2022	24.20	0.09	(3.72)	(3.63)	(0.04)	(5.32)	(5.36)
Year Ended June 30, 2021	15.25	0.09	9.51	9.60	(0.14)	(0.51)	(0.65)
Year Ended June 30, 2020	16.40	0.11	(1.12)	(1.01)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12	(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10(e)	2.76	2.86	(0.08)	(1.19)	(1.27)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Small Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate

$15.15	(19.25)%	$4,634	0.81%	0.33%	0.81%	66%
24.13	63.83	9,804	0.81	0.35	0.81	94
15.20	(6.36)	6,496	0.81	0.56	0.81	52
16.34	(8.39)	11,770	0.81	0.64	0.81	64
20.01	15.83	6,491	0.85	0.43(e)	0.86	52

15.21	(19.18)	290,297	0.72	0.45	0.72	66
24.20	63.87	349,316	0.71	0.46	0.72	94
15.25	(6.27)	255,716	0.71	0.68	0.71	52
16.40	(8.30)	435,139	0.71	0.70	0.72	64
20.07	16.05	455,851	0.71	0.53(e)	0.72	52
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Small Cap Funds	105

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 7 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)(1)	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan SMID Cap Equity Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective July 1, 2021, JPMorgan Small Cap Core Fund changed its name to JPMorgan Small Cap Sustainable Leaders Fund.
The investment objective of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) and JPMorgan Small Cap Sustainable Leaders Fund (“Small Cap Sustainable Leaders Fund”) is to seek capital growth over the long term.
The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.
The investment objective of JPMorgan SMID Cap Equity Fund (“SMID Cap Equity Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.
Class L Shares of Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds' prospectus.
All share classes of Small Cap Equity Fund are publicly offered on a limited basis. Effective as of the close of business on February 5, 2021, all share classes of Small Cap Growth Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds' prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to . Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i)

106	J.P. Morgan Small Cap Funds	June 30, 2022

the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$1,027,307	$—	$—	$1,027,307
Rights	—	—	—(a)	—(a)
Short-Term Investments
Investment Companies	27,327	—	—	27,327

June 30, 2022	J.P. Morgan Small Cap Funds	107

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Small Cap Blend Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investment of Cash Collateral from Securities Loaned	$39,592	$—	$—	$39,592
Total Short-Term Investments	66,919	—	—	66,919
Total Investments in Securities	$1,094,226	$—	$—(a)	$1,094,226

(a)	Amount rounds to less than one thousand.

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,854,103	$—	$—	$5,854,103

(a)	Please refer to the SOI for specifics of portfolio holdings.

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$3,894,065	$—	$—	$3,894,065
Rights	—	—	—(a)	—(a)
Short-Term Investments
Investment Companies	45,209	—	—	45,209
Investment of Cash Collateral from Securities Loaned	247,980	—	—	247,980
Total Short-Term Investments	293,189	—	—	293,189
Total Investments in Securities	$4,187,254	$—	$—(a)	$4,187,254

(a)	Amount rounds to less than one thousand.

Small Cap Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$133,300	$—	$—	$133,300
Rights	—	—	—(a)	—(a)
Short-Term Investments
Investment Companies	1,396	—	—	1,396
Investment of Cash Collateral from Securities Loaned	5,721	—	—	5,721
Total Short-Term Investments	7,117	—	—	7,117
Total Investments in Securities	$140,417	$—	$—(a)	$140,417

(a)	Amount rounds to less than one thousand.

108	J.P. Morgan Small Cap Funds	June 30, 2022

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,314,084	$—	$—	$1,314,084
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(776)	$—	$—	$(776)

(a)	Please refer to the SOI for specifics of portfolio holdings.

SMID Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$315,242	$—	$—	$315,242

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$886,547	$—	$—	$886,547
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(610)	$—	$—	$(610)

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

June 30, 2022	J.P. Morgan Small Cap Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$37,552	$(37,552)	$—
Small Cap Equity Fund	170,798	(170,798)	—
Small Cap Growth Fund	236,282	(236,282)	—
Small Cap Sustainable Leaders Fund	5,612	(5,612)	—
Small Cap Value Fund	22,196	(22,196)	—
SMID Cap Equity Fund	2,788	(2,788)	—
U.S. Small Company Fund	18,368	(18,368)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Small Cap Blend Fund	$4
Small Cap Equity Fund	11
Small Cap Growth Fund	30
Small Cap Sustainable Leaders Fund	2
Small Cap Value Fund	6
SMID Cap Equity Fund	1
U.S. Small Company Fund	5
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Small Cap Blend Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$36,638	$347,069	$356,373	$(4)	$(3)	$27,327	27,321	$52	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	55,003	214,001	234,000	(27)*	4	34,981	35,002	103*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	7,059	130,109	132,557	—	—	4,611	4,611	11*	—
Total	$98,700	$691,179	$722,930	$(31)	$1	$66,919		$166	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

110	J.P. Morgan Small Cap Funds	June 30, 2022

(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$206,013	$1,652,377	$1,668,880	$(45)	$(19)	$189,446	189,409	$488	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	102,028	765,998	708,001	(75)*	5	159,955	160,051	365*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	11,448	392,790	385,576	—	—	18,662	18,662	41*	—
Total	$319,489	$2,811,165	$2,762,457	$(120)	$(14)	$368,063		$894	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Growth Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$176,586	$1,506,860	$1,638,216	$(4)	$(17)	$45,209	45,200	$163	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	467,313	1,425,999	1,671,000	(257)*	39	222,094	222,227	699*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	54,843	669,008	697,965	—	—	25,886	25,886	67*	—
Total	$698,742	$3,601,867	$4,007,181	$(261)	$22	$293,189		$929	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Sustainable Leaders Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$3,128	$74,006	$75,737	$— (c)	$(1)	$1,396	1,396	$7	$—

June 30, 2022	J.P. Morgan Small Cap Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Small Cap Sustainable Leaders Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	$37,097	$108,000	$141,000	$(9)*	$3	$4,091	4,094	$20*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	5,704	73,944	78,018	—	—	1,630	1,630	3*	—
Total	$45,929	$255,950	$294,755	$(9)	$2	$7,117		$30	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Value Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$52,749	$359,571	$393,145	$(4)	$—(c)	$19,171	19,167	$99	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	89,300	254,001	322,700	(37)*	7	20,571	20,583	89*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	8,507	192,006	197,350	—	—	3,163	3,163	10*	—
Total	$150,556	$805,578	$913,195	$(41)	$7	$42,905		$198	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

SMID Cap Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$5,812	$89,778	$84,616	$(3)	$—(c)	$10,971	10,969	$17	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	—	33,864	30,818	—	—	3,046	3,046	7*	—
Total	$5,812	$123,642	$115,434	$(3)	$—(c)	$14,017		$24	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

112	J.P. Morgan Small Cap Funds	June 30, 2022

(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Small Company Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$30,588	$295,919	$303,300	$(6)	$1	$23,202	23,197	$42	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	84,603	196,001	262,000	(40)*	7	18,571	18,582	89*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	10,743	138,383	148,002	—	—	1,124	1,124	9*	—
Total	$125,934	$630,303	$713,302	$(46)	$8	$42,897		$140	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Futures Contracts — Small Cap Sustainable Leaders Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the year ended June 30, 2022:
	Small Cap Sustainable Leaders Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$710	$38,524	$20,914
Ending Notional Balance Long	—	17,601	21,873

June 30, 2022	J.P. Morgan Small Cap Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Small Cap Blend Fund
Transfer agency fees	$20	$2	$5	n/a	n/a	n/a	n/a	n/a	$1	$28
Small Cap Equity Fund
Transfer agency fees	183	4	45	n/a	$1	$—(a)	$—(a)	$11	24	268
Small Cap Growth Fund
Transfer agency fees	43	5	18	$7	4	2	—(a)	1	84	164
Small Cap Sustainable Leaders Fund
Transfer agency fees	3	1	1	n/a	—(a)	—(a)	—(a)	5	3	13
Small Cap Value Fund
Transfer agency fees	30	1	10	n/a	20	4	—(a)	2	16	83
SMID Cap Equity Fund
Transfer agency fees	27	1	10	n/a	n/a	—(a)	—(a)	n/a	2	40
U.S. Small Company Fund
Transfer agency fees	10	3	10	5	8	1	—(a)	—(a)	17	54

(a)	Amount rounds to less than one thousand.

114	J.P. Morgan Small Cap Funds	June 30, 2022

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Small Cap Blend Fund	$—	$(166)	$166
Small Cap Equity Fund	93,578	681	(94,259)
Small Cap Growth Fund	(40,833)	40,844	(11)
Small Cap Sustainable Leaders Fund	10,025	395	(10,420)
Small Cap Value Fund	—	(663)	663
SMID Cap Equity Fund	3,576	355	(3,931)
U.S. Small Company Fund	—	(189)	189
The reclassifications for the Funds relate primarily to tax reclassifications on certain investments, foreign taxes, tax equalization and net operating losses.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Sustainable Leaders Fund	0.65
Small Cap Value Fund	0.65
SMID Cap Equity Fund	0.55
U.S. Small Company Fund	0.60
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2022, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.

June 30, 2022	J.P. Morgan Small Cap Funds	115

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Equity Fund	0.25	0.75	0.50%	0.25%
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Sustainable Leaders Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
SMID Cap Equity Fund	0.25	0.75	n/a	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$73	$—(a)
Small Cap Equity Fund	4	—
Small Cap Growth Fund	24	—
Small Cap Sustainable Leaders Fund	3	—(a)
Small Cap Value Fund	10	—
SMID Cap Equity Fund	4	—
U.S. Small Company Fund	11	—(a)

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Sustainable Leaders Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
SMID Cap Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.25	n/a
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.

116	J.P. Morgan Small Cap Funds	June 30, 2022

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Small Cap Blend Fund	1.24%	1.74%	0.99%	n/a	n/a	n/a	n/a	n/a	0.74%
Small Cap Equity Fund	n/a	n/a	0.99	n/a	1.49%	n/a	0.99%	0.80%	n/a
Small Cap Growth Fund	1.24	1.74	0.99	n/a	1.49	1.24%	0.99	0.84	0.74
Small Cap Sustainable Leaders Fund	1.14(1)	1.64(1)	0.89(1)	n/a	1.39(1)	1.14(1)	0.89(1)	0.70(1)	0.65(1)
Small Cap Value Fund	n/a	1.74	0.99	n/a	1.49	1.24	0.99	n/a	n/a
SMID Cap Equity Fund	1.14	1.64	0.89	n/a	n/a	1.14	0.89	n/a	0.64
U.S. Small Company Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

(1)	The contractual expense limitation percentages are in place until at least June 30, 2023.
Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.
For the year ended June 30, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$190	$126	$27	$343	$—
Small Cap Equity Fund	—	—	457	457	—
Small Cap Growth Fund	311	206	73	590	84
Small Cap Sustainable Leaders Fund	370	188	69	627	—
Small Cap Value Fund	2	—	75	77	—
SMID Cap Equity Fund	123	81	36	240	2
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2022 were as follows:

Small Cap Blend Fund	$23
Small Cap Equity Fund	198
Small Cap Growth Fund	63
Small Cap Sustainable Leaders Fund	4
Small Cap Value Fund	36
SMID Cap Equity Fund	7
U.S. Small Company Fund	21

June 30, 2022	J.P. Morgan Small Cap Funds	117

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers were as follows:

Small Cap Blend Fund	$1
Small Cap Equity Fund	1
Small Cap Growth Fund	1
Small Cap Sustainable Leaders Fund	1
Small Cap Value Fund	1
SMID Cap Equity Fund	1
U.S. Small Company Fund	1
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2022, Small Cap Blend Fund, Small Cap Equity Fund, Small Cap Growth Fund, Small Cap Sustainable Leaders Fund, SMID Cap Equity Fund and U.S. Small Company Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$742,624	$520,023
Small Cap Equity Fund	1,141,097	2,787,702
Small Cap Growth Fund	1,960,000	2,425,507
Small Cap Sustainable Leaders Fund	373,413	511,227
Small Cap Value Fund	841,212	798,325
SMID Cap Equity Fund	89,491	159,369
U.S. Small Company Fund	687,481	741,725
During the year ended June 30, 2022, there were no purchases or sales of U.S. Government securities.

118	J.P. Morgan Small Cap Funds	June 30, 2022

5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$1,153,767	$115,646	$175,187	$(59,541)
Small Cap Equity Fund	4,726,545	1,521,720	394,162	1,127,558
Small Cap Growth Fund	4,625,244	661,431	1,099,421	(437,990)
Small Cap Sustainable Leaders Fund	184,749	8,210	52,542	(44,332)
Small Cap Value Fund	1,274,073	171,569	132,334	39,235
SMID Cap Equity Fund	306,002	37,674	28,434	9,240
U.S. Small Company Fund	900,283	114,719	129,065	(14,346)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$36,727	$43,999	$80,726
Small Cap Equity Fund	281,125	1,054,379	1,335,504
Small Cap Growth Fund	169,421	546,759	716,180
Small Cap Sustainable Leaders Fund	25,834	66,893	92,727
Small Cap Value Fund	84,616	143,790	228,406
SMID Cap Equity Fund	42,704	32,497	75,201
U.S. Small Company Fund	101,585	147,525	249,110

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$1,555	$11,668	$13,223
Small Cap Equity Fund	28,832	195,732	224,564
Small Cap Growth Fund	66,039	316,374	382,413
Small Cap Sustainable Leaders Fund	4,015	—	4,015
Small Cap Value Fund	9,406	—	9,406
SMID Cap Equity Fund	5,558	10,144	15,702
U.S. Small Company Fund	11,266	19,180	30,446

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

June 30, 2022	J.P. Morgan Small Cap Funds	119

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$1,052	$21,336	$(59,541)
Small Cap Equity Fund	1,993	458,210	1,127,558
Small Cap Growth Fund	—	172,754	(437,990)
Small Cap Sustainable Leaders Fund	120	36	(44,332)
Small Cap Value Fund	1,834	100,325	39,235
SMID Cap Equity Fund	346	25,129	9,240
U.S. Small Company Fund	1,312	47,210	(14,346)
The cumulative timing differences primarily consist of tax adjustments on certain derivatives, post-October capital loss deferrals, specified ordinary loss deferrals, straddle loss deferrals and wash sale loss deferrals.
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the Funds deferred to July 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Small Cap Blend Fund	$13,434	$—	$—
Small Cap Equity Fund	5,126	—	—
Small Cap Growth Fund	157,967	—	11,923
Small Cap Sustainable Leaders Fund	27,938	937	—
Small Cap Value Fund	30,064	—	—
U.S. Small Company Fund	22,413	—	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or

120	J.P. Morgan Small Cap Funds	June 30, 2022

the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus Applicable Margin.
The Funds did not utilize the Credit Facility during the year ended June 30, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2022, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	—	—%	2	66.8%
Small Cap Equity Fund	—	—	3	44.6
Small Cap Growth Fund	—	—	3	37.0
Small Cap Sustainable Leaders Fund	—	—	1	45.3
Small Cap Value Fund	—	—	1	11.6
SMID Cap Equity Fund	1	25.3	1	11.9
U.S. Small Company Fund	—	—	3	43.4
As of June 30, 2022, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	18.6%	13.1%
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Because Small Cap Value Fund invests in Real Estate Investment Trusts ("REITs"), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
The Funds invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private

June 30, 2022	J.P. Morgan Small Cap Funds	121

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Redemptions in-kind
On June 15, 2021, certain shareholders sold Class R6 Shares of Small Cap Sustainable Leaders Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:
Fund	Value	Realized Gains (Losses)	Type
Small Cap Sustainable Leaders Fund	$121,250(a)	$48,077	Redemption in-kind

(a)	This amount includes cash of $3,182 associated with the redemption in-kind.

122	J.P. Morgan Small Cap Funds	June 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Sustainable Leaders Fund, JPMorgan U.S. Small Company Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan SMID Cap Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund) and JPMorgan U.S. Small Company Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan SMID Cap Equity Fund (three of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the "Funds") as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2022	J.P. Morgan Small Cap Funds	123

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America U.S. Holdings (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

124	J.P. Morgan Small Cap Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None

June 30, 2022	J.P. Morgan Small Cap Funds	125

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee(2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

126	J.P. Morgan Small Cap Funds	June 30, 2022

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2022	J.P. Morgan Small Cap Funds	127

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel,
Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 to June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose
LLP (law firm) from March 2017 to June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 to March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

128	J.P. Morgan Small Cap Funds	June 30, 2022

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

June 30, 2022	J.P. Morgan Small Cap Funds	129

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$777.80	$5.51	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	776.00	7.71	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class I
Actual	1,000.00	778.60	4.41	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class R6
Actual	1,000.00	779.40	3.31	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	794.90	5.61	1.26
Hypothetical	1,000.00	1,018.55	6.31	1.26
Class C
Actual	1,000.00	793.20	7.78	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class I
Actual	1,000.00	795.90	4.41	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	794.00	6.63	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49

130	J.P. Morgan Small Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Equity Fund (continued)
Class R3
Actual	$1,000.00	$794.90	$5.52	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	795.90	4.45	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class R5
Actual	1,000.00	796.70	3.56	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	796.90	3.30	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	672.10	5.18	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	670.30	7.25	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class I
Actual	1,000.00	673.00	4.15	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class L
Actual	1,000.00	673.30	3.53	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R2
Actual	1,000.00	671.10	6.22	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R3
Actual	1,000.00	672.20	5.18	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class R4
Actual	1,000.00	673.00	4.15	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class R5
Actual	1,000.00	673.20	3.53	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	673.90	3.11	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
Class A
Actual	1,000.00	745.70	4.98	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class C
Actual	1,000.00	743.70	7.13	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class I
Actual	1,000.00	746.70	3.90	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90

June 30, 2022	J.P. Morgan Small Cap Funds	131

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund) (continued)
Class R2
Actual	$1,000.00	$744.90	$6.06	1.40%
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R3
Actual	1,000.00	745.50	4.98	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class R4
Actual	1,000.00	746.60	3.90	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R5
Actual	1,000.00	747.20	3.08	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71
Class R6
Actual	1,000.00	747.50	2.82	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	822.50	5.74	1.27
Hypothetical	1,000.00	1,018.50	6.36	1.27
Class C
Actual	1,000.00	820.50	7.85	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	823.80	4.48	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	821.60	6.73	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	822.60	5.60	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	823.80	4.48	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	824.10	3.89	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Class R6
Actual	1,000.00	824.60	3.44	0.76
Hypothetical	1,000.00	1,021.03	3.81	0.76
JPMorgan SMID Cap Equity Fund
Class A
Actual	1,000.00	796.50	5.08	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	794.80	7.30	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	798.00	3.97	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

132	J.P. Morgan Small Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SMID Cap Equity Fund (continued)
Class R3
Actual	$1,000.00	$797.00	$5.08	1.14%
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	797.40	3.97	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R6
Actual	1,000.00	798.50	2.85	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	781.80	5.39	1.22
Hypothetical	1,000.00	1,018.75	6.11	1.22
Class C
Actual	1,000.00	780.10	7.64	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	783.20	4.29	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class L
Actual	1,000.00	783.90	3.58	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R2
Actual	1,000.00	780.90	6.54	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	782.30	5.39	1.22
Hypothetical	1,000.00	1,018.75	6.11	1.22
Class R4
Actual	1,000.00	783.00	4.24	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class R5
Actual	1,000.00	783.80	3.58	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R6
Actual	1,000.00	784.00	3.18	0.72
Hypothetical	1,000.00	1,021.22	3.61	0.72

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

June 30, 2022	J.P. Morgan Small Cap Funds	133

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

134	J.P. Morgan Small Cap Funds	June 30, 2022

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022:
Dividends Received Deduction
JPMorgan Small Cap Blend Fund	30.75%
JPMorgan Small Cap Equity Fund	24.09
JPMorgan Small Cap Growth Fund	7.65
JPMorgan Small Cap Sustainable Leaders Fund	6.07
JPMorgan Small Cap Value Fund	19.86
JPMorgan SMID Cap Equity Fund	6.60
JPMorgan U.S. Small Company Fund	8.34
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022:
Long-Term Capital Gain Distribution
JPMorgan Small Cap Blend Fund	$43,999
JPMorgan Small Cap Equity Fund	1,146,546
JPMorgan Small Cap Growth Fund	546,759
JPMorgan Small Cap Sustainable Leaders Fund	75,302
JPMorgan Small Cap Value Fund	143,790
JPMorgan SMID Cap Equity Fund	36,024
JPMorgan U.S. Small Company Fund	147,525
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022:
Qualified Dividend Income
JPMorgan Small Cap Blend Fund	$11,374
JPMorgan Small Cap Equity Fund	69,811
JPMorgan Small Cap Growth Fund	12,947
JPMorgan Small Cap Sustainable Leaders Fund	1,564
JPMorgan Small Cap Value Fund	17,113
JPMorgan SMID Cap Equity Fund	2,935
JPMorgan U.S. Small Company Fund	8,611

June 30, 2022	undefined	135

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾Social Security number and account balances
◾transaction history and account transactions
◾checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s),respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
◾open an account or provide contact information
◾give us your account information or pay us by check
◾make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
◾sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾affiliates from using your information to market to you
◾sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-SC-622

Annual Report
J.P. Morgan Mid Cap/Multi-Cap Funds
June 30, 2022
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 8, 2022 (Unaudited)
Dear Shareholder,

“It remains essential, in our view, that
investors consider the potential
benefits of portfolio diversification
that adapts to near-term market
conditions while cultivating long-term
opportunities.”
— Andrea L. Lisher

The global economic rebound that marked 2021 has been sapped of much of its strength in 2022 by accelerating inflation and rising interest rates, the conflict in Ukraine and the ongoing global impacts of the pandemic. The uncertain economic picture has proven to be particularly challenging for investors.
U.S. equity prices, which had largely led a decade-long rally in global equity, fell sharply in 2022 and turned in their worst first-half performance since 1970. In general, only select U.S. Treasury bonds and U.S. core fixed income saw increased investor demand amid the sell-off in equities.
In response to rising consumer and producer prices and tight labor markets, the U.S. Federal Reserve (the “Fed”) adopted an increasingly aggressive policy stance in 2022, raising its benchmark interest rate by 25 basis points in March, then by 50 basis points in May and by 75 basis points each in June and July. Meanwhile, U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and by an estimated 0.9% in the second quarter.
However, corporate earnings and revenues have largely outpaced certain investor expectations in 2022 amid sustained strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Further economic resilience was seen in labor markets, where the jobless rate remained at 3.6% from February through June.
In 2022, investors are now facing economic and market circumstances unseen in decades. In the U.S., the highest inflation rate in 40 years and the Fed’s policy response have rattled both equity and fixed income markets. Concurrently, the conflict in Ukraine has constrained both energy supplies to Europe and grain shipments to a range of nations already under economic strain. The Fed and other leading central banks have acknowledged the risks of runaway inflation and have generally pledged to employ a flexible approach to counter those risks without squelching economic growth.
It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions, while cultivating long-term opportunities. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,

Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	1

J.P. Morgan Mid Cap/Multi-Cap Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and the global economic rebound. However, equity markets in 2022 rendered their worst first-half performance since 1970.
By the end of June 2022, the S&P 500 had slumped into bear market territory – generally defined as a 20% or more decline since the last closing high. While bond markets largely underperformed equity markets throughout most of the twelve-month period, investor demand for U.S. Treasury bonds bolstered the Bloomberg U.S. Aggregate Index in the second half of the period.
U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.
A resurgence in the pandemic, particularly the emergence of the Omicron variant of Covid-19, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained on global supply chains and became a drag on the economies of other emerging market nations.
The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward.
While the S&P 500 had a positive total return of 11.7% in the second half of 2021, the index plummeted in the first half of 2022 and its total returns for the twelve-month period was -10.6%.  Within U.S. equity markets, small cap and mid cap stocks generally declined more than large cap stocks and growth stocks declined more than value stocks.

2	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMorgan Growth Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(22.53)%
Russell 3000 Growth Index	(19.78)%
Net Assets as of 6/30/2022 (In Thousands)	$12,081,317
INVESTMENT OBJECTIVE **
The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s underweight position and security selection in the consumer staples sector and its security selection in the communication services sector were leading detractors from performance relative to the Benchmark, while its security selection in the health care sector and its overweight position in the energy sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight position in Roku Inc. and its underweight positions in Apple Inc. and AbbVie Inc. Shares of Roku, a television streaming platform, fell after the company reported lower-than-expected revenue for the fourth quarter of 2022 and issued a weaker-than-expected forecast. Shares of Apple, a provider of computers, mobile devices and related services, rose amid record earnings and revenue in the second half of 2021 and continued strong demand for mobile phones. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic.
Leading individual contributors to relative performance included the Fund’s overweight positions in Quanta Services Inc., EOG Resources Inc. and McKesson Corp. Shares of Quanta Services, an engineering and services provider to the energy and utilities sectors, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of EOG Resources, a petroleum and natural gas producer, rose amid higher global energy prices and after the company reported better-than-expected earnings for the first quarter of 2022. Shares of McKesson, a provider of pharmaceuticals, health care products and services, rose as the company moved to settle state legal claims stemming from the opioid addiction epidemic and as investors sought defensive sectors, including consumer staples, in response to the market selloff in the first half of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.4%
2.	Apple, Inc.	7.9
3.	Alphabet, Inc., Class C	5.2
4.	Amazon.com, Inc.	4.0
5.	Tesla, Inc.	4.0
6.	UnitedHealth Group, Inc.	3.0
7.	Mastercard, Inc., Class A	2.9
8.	Quanta Services, Inc.	1.9
9.	EOG Resources, Inc.	1.5
10.	Regeneron Pharmaceuticals, Inc.	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	38.4%
Health Care	16.3
Consumer Discretionary	15.0
Industrials	8.9
Financials	6.7
Communication Services	6.2
Energy	2.6
Consumer Staples	2.2
Materials	0.6
Short-Term Investments	3.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	3

JPMorgan Growth Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge *		(26.61)%	13.90%	15.19%
Without Sales Charge		(22.53)	15.13	15.82
CLASS C SHARES	May 1, 2006
With CDSC **		(23.90)	14.55	15.36
Without CDSC		(22.90)	14.55	15.36
Class I SHARES	May 1, 2006	(22.33)	15.42	16.08
Class R2 SHARES	July 31, 2017	(22.71)	14.83	15.53
Class R3 SHARES	May 31, 2017	(22.54)	15.13	15.82
Class R4 SHARES	May 31, 2017	(22.32)	15.42	16.11
Class R5 SHARES	January 8, 2009	(22.18)	15.59	16.28
Class R6 SHARES	December 23, 2013	(22.11)	15.71	16.39

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses to Class I Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMorgan Mid Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(16.37)%
Russell Midcap Index	(17.30)%
Net Assets as of 6/30/2022 (In Thousands)	$2,629,388
INVESTMENT OBJECTIVE **
The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the financials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its overweight position in the communication services sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Coterra Energy Inc., Diamondback Energy Inc. and AutoZone Inc. Shares of Coterra Energy, a petroleum and natural gas producer, rose after the company reported better-than-expected earnings for the first quarter of 2022, raised its quarterly dividend and maintained its share repurchase plan. Shares of Diamondback Energy, a petroleum and natural gas producer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022, raised its quarterly dividend and maintained its share repurchase plan. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue, and continued sales growth.
Leading individual detractors from relative performance included the Fund’s overweight positions in Roku Inc. and Gap Inc., and its underweight position in Occidental Petroleum Corp. Shares of Roku, a television streaming platform, fell after the company reported lower-than-expected revenue for the fourth quarter of 2022 and issued a weaker-than-expected forecast. Shares of Gap, a retailer of brand name apparel, fell amid general weakness in the apparel sector and weaker-than-expected results for several quarters. Shares of Occidental Petroleum, an oil and natural gas producer not held in the Fund, rose after the company reported better-than-expected earnings for the first quarter of 2022, and as influential investor Warren Buffet increased his stake in the company.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	AutoZone, Inc.	1.4%
2.	M&T Bank Corp.	1.3
3.	Xcel Energy, Inc.	1.2
4.	WEC Energy Group, Inc.	1.1
5.	CMS Energy Corp.	1.1
6.	Motorola Solutions, Inc.	1.1
7.	Laboratory Corp. of America Holdings	1.1
8.	Loews Corp.	1.1
9.	AmerisourceBergen Corp.	1.0
10.	AMETEK, Inc.	1.0

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	18.3%
Information Technology	14.7
Industrials	13.3
Health Care	13.0
Consumer Discretionary	10.8
Real Estate	7.3
Utilities	5.8
Consumer Staples	3.5
Communication Services	3.4
Materials	3.2
Energy	2.7
Short-Term Investments	4.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	5

JPMorgan Mid Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge *		(20.95)%	8.01%	11.12%
Without Sales Charge		(16.57)	9.18	11.73
CLASS C SHARES	November 2, 2009
With CDSC **		(17.99)	8.64	11.28
Without CDSC		(16.99)	8.64	11.28
Class I SHARES	January 1, 1997	(16.37)	9.46	12.07
Class R2 SHARES	March 14, 2014	(16.79)	8.91	11.50
Class R5 SHARES	March 14, 2014	(16.24)	9.62	12.19
Class R6 SHARES	March 14, 2014	(16.17)	9.72	12.26

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMorgan Mid Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(28.61)%
Russell Midcap Growth Index	(29.57)%
Net Assets as of 6/30/2022 (In Thousands)	$6,979,899
INVESTMENT OBJECTIVE **
The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the information technology sector and its overweight position in the communication services sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Quanta Services Inc., EOG Resources Inc. and McKesson Corp. Shares of Quanta Services, an engineering and services provider to the energy and utilities sectors, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of EOG Resources, a petroleum and natural gas producer, rose amid higher global energy prices and after the company reported better-than-expected earnings for the first quarter of 2022. Shares of McKesson, a provider of pharmaceuticals, health care products and services, rose as the company moved to settle state legal claims stemming from the opioid addiction epidemic and as investors sought defensive sectors, including consumer staples, in response to the market selloff in the first half of 2022.
Leading individual detractors from relative performance included the Fund’s overweight positions in Roku Inc. and Teladoc Health Inc., and its underweight position in Fortinet Inc. Shares of Roku, a television streaming platform, fell after the company reported lower-than-expected revenue for the fourth quarter of 2022 and issued a weaker-than-expected forecast. Shares of Teladoc Health, a provider of remote health care services, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2022 and issued a weaker-than-expected forecast. Shares of Fortinet, a cybersecurity provider not held in the Fund, rose amid continued demand for its services and better-than-expected earnings and revenue for the first quarter of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Synopsys, Inc.	2.0%
2.	Quanta Services, Inc.	1.9
3.	Copart, Inc.	1.9
4.	Centene Corp.	1.8
5.	Hilton Worldwide Holdings, Inc.	1.7
6.	Chipotle Mexican Grill, Inc.	1.7
7.	SolarEdge Technologies, Inc.	1.6
8.	Crowdstrike Holdings, Inc., Class A	1.6
9.	LPL Financial Holdings, Inc.	1.6
10.	Cheniere Energy, Inc.	1.6

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.4%
Health Care	23.3
Industrials	14.3
Consumer Discretionary	12.1
Financials	10.4
Energy	3.2
Communication Services	2.8
Consumer Staples	1.4
Materials	0.5
Short-Term Investments	4.6

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	7

JPMorgan Mid Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		(32.53)%	9.74%	12.21%
Without Sales Charge		(28.79)	10.93	12.82
CLASS C SHARES	November 4, 1997
With CDSC **		(30.14)	10.38	12.37
Without CDSC		(29.14)	10.38	12.37
Class I SHARES	March 2, 1989	(28.61)	11.26	13.16
Class R2 SHARES	June 19, 2009	(29.00)	10.65	12.58
Class R3 SHARES	September 9, 2016	(28.82)	10.92	12.82
Class R4 SHARES	September 9, 2016	(28.63)	11.20	13.10
Class R5 SHARES	November 1, 2011	(28.53)	11.41	13.32
Class R6 SHARES	November 1, 2011	(28.46)	11.48	13.38

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for the Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMorgan Mid Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(7.35)%
Russell Midcap Value Index	(10.00)%
Net Assets as of 6/30/2022 (In Thousands)	$13,808,353
INVESTMENT OBJECTIVE**
The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the consumer staples and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and information technology sectors was a leading contributor to relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Carlisle Cos. and AmerisourceBergen Corp. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue and continued sales growth. Shares of Carlisle, a maker of industrial engineered products, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of AmerisourceBergen, a distributor of health care products, rose after the company reported better-than-expected earnings and revenue for its second fiscal quarter and unveiled a $1 billion share repurchase plan.
Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc. and Fortune Brands Home & Security Inc. and its underweight position in Dollar Tree Inc. Shares of Gap, a retailer of brand name apparel, fell amid general weakness in the apparel sector and weaker-than-expected results for several quarters. Shares of Fortune Brands Home & Security, a manufacturer of homebuilding and home security products, fell after the company reported lower-than-expected earnings for the fourth quarter of 2021. Shares of Dollar Tree, a discount retail chain that was not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	M&T Bank Corp.	2.0%
2.	Xcel Energy, Inc.	1.9
3.	WEC Energy Group, Inc.	1.8
4.	CMS Energy Corp.	1.7
5.	Motorola Solutions, Inc.	1.7
6.	Laboratory Corp. of America Holdings	1.7
7.	Loews Corp.	1.7
8.	AutoZone, Inc.	1.6
9.	AmerisourceBergen Corp.	1.6
10.	Huntington Bancshares, Inc.	1.5

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	22.8%
Industrials	12.6
Real Estate	11.4
Consumer Discretionary	10.1
Utilities	9.0
Information Technology	7.5
Health Care	7.3
Materials	4.8
Consumer Staples	4.6
Communication Services	3.7
Energy	2.4
Short-Term Investments	3.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	9

JPMorgan Mid Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge *		(12.57)%	4.63%	9.21%
Without Sales Charge		(7.73)	5.77	9.80
CLASS C SHARES	April 30, 2001
With CDSC **		(9.17)	5.24	9.35
Without CDSC		(8.17)	5.24	9.35
Class I SHARES	October 31, 2001	(7.50)	6.03	10.07
Class L SHARES	November 13, 1997	(7.35)	6.26	10.33
Class R2 SHARES	November 3, 2008	(7.97)	5.49	9.51
Class R3 SHARES	September 9, 2016	(7.75)	5.76	9.80
Class R4 SHARES	September 9, 2016	(7.50)	6.03	10.07
Class R5 SHARES	September 9, 2016	(7.35)	6.19	10.28
Class R6 SHARES	September 9, 2016	(7.26)	6.29	10.35

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.
Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.
Returns for the Class R5 and R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap
Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Mid-cap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMorgan Value Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(3.39)%
Russell 3000 Value Index	(7.46)%
Net Assets as of 6/30/2022 (In Thousands)	$9,576,134
INVESTMENT OBJECTIVE**
The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the financials and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight positions in the utilities sector and consumer staples sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight position in AutoZone Inc. and its out-of-Benchmark positions in Murphy USA Inc. and AbbVie Inc. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue and continued sales growth. Shares of Murphy USA, a gas station convenience store chain, rose after the company reported consecutive quarters of better-than-expected earnings and revenue, raised its quarterly dividend and unveiled a $1 billion share repurchase plan. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic.
Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc. and Capital One Financial Corp., and its out-of-Benchmark position in CommScope Holding Co. Shares of Gap, a retailer of brand name apparel, fell amid general weakness in the apparel sector and weaker-than-expected results for several quarters. Shares of Capital One Financial, a financial services provider, fell amid general weakness in financial sector stocks as the U.S. economic growth slowed in the first half of 2022. Shares of CommScope Holding, a communications infrastructure provider, fell after the company reported lower-than-expected earnings and revenue for consecutive quarters amid rising costs.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’
view, significant levels of free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Bank of America Corp.	3.0%
2.	Berkshire Hathaway, Inc., Class B	2.2
3.	Bristol-Myers Squibb Co.	2.1
4.	AbbVie, Inc.	2.1
5.	Loews Corp.	1.7
6.	M&T Bank Corp.	1.7
7.	Travelers Cos., Inc. (The)	1.7
8.	ConocoPhillips	1.7
9.	Chevron Corp.	1.6
10.	AutoZone, Inc.	1.6

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	26.5%
Health Care	13.8
Consumer Discretionary	8.9
Industrials	8.8
Real Estate	7.4
Energy	7.4
Communication Services	6.0
Consumer Staples	5.8
Information Technology	4.8
Utilities	3.9
Materials	2.6
Short-Term Investments	4.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	11

JPMorgan Value Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge *		(8.84)%	6.31%	9.69%
Without Sales Charge		(3.78)	7.47	10.28
CLASS C SHARES	February 28, 2005
With CDSC **		(5.24)	6.94	9.85
Without CDSC		(4.24)	6.94	9.85
Class I SHARES	February 28, 2005	(3.54)	7.74	10.56
Class L SHARES	February 28, 2005	(3.39)	7.91	10.79
Class R2 SHARES	July 31, 2017	(4.02)	7.20	10.01
Class R3 SHARES	September 9, 2016	(3.78)	7.47	10.28
Class R4 SHARES	September 9, 2016	(3.53)	7.74	10.56
Class R5 SHARES	September 9, 2016	(3.40)	7.90	10.78
Class R6 SHARES	September 9, 2016	(3.30)	8.01	10.84

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for the Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000
Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMorgan Growth Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%
Airlines — 0.5%
Delta Air Lines, Inc. *	1,942	56,249
Automobiles — 4.0%
Tesla, Inc. *	723	486,524
Banks — 1.2%
First Republic Bank	552	79,527
SVB Financial Group *	167	66,030
		145,557
Beverages — 1.3%
Constellation Brands, Inc., Class A	683	159,214
Biotechnology — 4.3%
Alnylam Pharmaceuticals, Inc. *	519	75,757
Exact Sciences Corp. *	935	36,826
Exelixis, Inc. *	3,097	64,473
Horizon Therapeutics plc *	1,615	128,836
Natera, Inc. *	1,030	36,520
Regeneron Pharmaceuticals, Inc. *	295	174,163
		516,575
Building Products — 1.0%
Trane Technologies plc	955	124,080
Capital Markets — 4.5%
BlackRock, Inc.	142	86,488
Blackstone, Inc.	1,819	165,956
Charles Schwab Corp. (The)	2,468	155,903
S&P Global, Inc.	396	133,590
		541,937
Commercial Services & Supplies — 1.1%
Copart, Inc. *	1,230	133,618
Communications Equipment — 0.8%
Arista Networks, Inc. *	993	93,069
Construction & Engineering — 1.9%
Quanta Services, Inc.	1,865	233,740
Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions, Inc. *	772	65,254
Electrical Equipment — 1.6%
AMETEK, Inc.	1,077	118,380
Generac Holdings, Inc. *	343	72,084
		190,464
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 1.1%
Keysight Technologies, Inc. *	580	79,956
Zebra Technologies Corp., Class A *	198	58,177
		138,133
Energy Equipment & Services — 0.4%
Baker Hughes Co.	1,562	45,082
Entertainment — 0.3%
ROBLOX Corp., Class A *	1,240	40,749
Health Care Equipment & Supplies — 3.0%
Cooper Cos., Inc. (The)	342	107,170
Dexcom, Inc. *	983	73,256
Insulet Corp. *	323	70,382
Intuitive Surgical, Inc. *	553	110,896
		361,704
Health Care Providers & Services — 4.9%
Centene Corp. *	1,183	100,130
McKesson Corp.	381	124,107
UnitedHealth Group, Inc.	706	362,525
		586,762
Hotels, Restaurants & Leisure — 2.4%
Airbnb, Inc., Class A *	249	22,152
Booking Holdings, Inc. *	56	98,935
Hilton Worldwide Holdings, Inc.	1,001	111,561
Royal Caribbean Cruises Ltd. *	1,518	52,993
		285,641
Household Durables — 0.6%
Garmin Ltd.	729	71,652
Insurance — 1.1%
Progressive Corp. (The)	1,173	136,416
Interactive Media & Services — 6.0%
Alphabet, Inc., Class C *	288	628,909
Bumble, Inc., Class A * (a)	3,391	95,464
		724,373
Internet & Direct Marketing Retail — 4.0%
Amazon.com, Inc. *	4,592	487,684
IT Services — 4.8%
Global Payments, Inc.	807	89,280
Globant SA *	428	74,524
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	13

JPMorgan Growth Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — continued
Mastercard, Inc., Class A	1,120	353,368
MongoDB, Inc. *	231	59,949
		577,121
Life Sciences Tools & Services — 1.5%
Mettler-Toledo International, Inc. *	52	59,346
Thermo Fisher Scientific, Inc.	226	122,750
		182,096
Machinery — 2.0%
Deere & Co.	471	141,134
Ingersoll Rand, Inc.	2,253	94,803
		235,937
Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	2,249	65,806
Oil, Gas & Consumable Fuels — 2.2%
Cheniere Energy, Inc.	662	88,105
EOG Resources, Inc.	1,651	182,313
		270,418
Personal Products — 0.9%
Estee Lauder Cos., Inc. (The), Class A	402	102,489
Pharmaceuticals — 2.8%
Catalent, Inc. *	1,229	131,883
Jazz Pharmaceuticals plc *	704	109,874
Royalty Pharma plc, Class A	2,380	100,034
		341,791
Professional Services — 0.5%
Equifax, Inc.	355	64,963
Road & Rail — 0.4%
Old Dominion Freight Line, Inc.	203	51,997
Semiconductors & Semiconductor Equipment — 7.2%
Advanced Micro Devices, Inc. *	1,589	121,509
Entegris, Inc.	963	88,754
Lam Research Corp.	197	83,799
NVIDIA Corp.	1,135	172,094
QUALCOMM, Inc.	1,279	163,383
SolarEdge Technologies, Inc. *	465	127,237
Teradyne, Inc.	681	60,989
Wolfspeed, Inc. * (a)	793	50,280
		868,045
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 17.0%
Confluent, Inc., Class A * (a)	2,900	67,406
Crowdstrike Holdings, Inc., Class A *	430	72,551
HubSpot, Inc. *	222	66,758
Intuit, Inc.	451	173,809
Microsoft Corp.	4,014	1,030,781
Palo Alto Networks, Inc. *	340	167,918
ServiceNow, Inc. *	284	135,236
Synopsys, Inc. *	406	123,295
Trade Desk, Inc. (The), Class A *	1,053	44,091
Zoom Video Communications, Inc., Class A *	1,227	132,519
Zscaler, Inc. *	268	40,027
		2,054,391
Specialty Retail — 2.6%
Burlington Stores, Inc. *	652	88,810
CarMax, Inc. * (a)	778	70,374
Home Depot, Inc. (The)	448	122,812
National Vision Holdings, Inc. *	1,265	34,804
		316,800
Technology Hardware, Storage & Peripherals — 8.0%
Apple, Inc.	7,020	959,799
Textiles, Apparel & Luxury Goods — 0.9%
NIKE, Inc., Class B	1,085	110,923
Total Common Stocks (Cost $8,268,517)		11,827,053
Short Term Investments — 3.2%
Investment Companies — 2.2%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $269,719)	269,680	269,734
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 1.0%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	101,169	101,108
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	12,600	12,601
Total Investment of Cash Collateral from Securities Loaned (Cost $113,710)		113,709
Total Short Term Investments (Cost $383,429)		383,443
Total Investments — 101.1% (Cost $8,651,946)		12,210,496
Liabilities in Excess of Other Assets — (1.1)%		(129,179)
NET ASSETS — 100.0%		12,081,317

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $109,523.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	15

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.3%
Aerospace & Defense — 0.2%
HEICO Corp., Class A	59	6,193
Airlines — 0.7%
Delta Air Lines, Inc. *	353	10,231
Southwest Airlines Co. *	223	8,060
		18,291
Banks — 6.3%
Citizens Financial Group, Inc.	537	19,170
East West Bancorp, Inc.	121	7,845
Fifth Third Bancorp	699	23,475
First Citizens BancShares, Inc., Class A	16	10,264
First Republic Bank	46	6,686
Huntington Bancshares, Inc.	2,149	25,853
M&T Bank Corp.	211	33,707
Regions Financial Corp.	1,179	22,101
SVB Financial Group *	12	4,732
Zions Bancorp NA	252	12,842
		166,675
Beverages — 1.5%
Constellation Brands, Inc., Class A	113	26,461
Keurig Dr Pepper, Inc.	330	11,669
		38,130
Biotechnology — 2.1%
Alnylam Pharmaceuticals, Inc. *	56	8,204
Exact Sciences Corp. *	132	5,215
Exelixis, Inc. *	354	7,361
Horizon Therapeutics plc *	178	14,217
Natera, Inc. *	116	4,129
Neurocrine Biosciences, Inc. *	74	7,181
Seagen, Inc. *	48	8,438
		54,745
Building Products — 2.3%
Advanced Drainage Systems, Inc.	52	4,662
Carlisle Cos., Inc.	96	22,900
Fortune Brands Home & Security, Inc.	277	16,593
Trane Technologies plc	118	15,381
		59,536
Capital Markets — 6.1%
Affiliated Managers Group, Inc.	42	4,853
Ameriprise Financial, Inc.	104	24,646
Ares Management Corp.	152	8,619
LPL Financial Holdings, Inc.	84	15,473
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
MarketAxess Holdings, Inc.	15	3,726
Morningstar, Inc.	28	6,822
MSCI, Inc.	31	12,652
Northern Trust Corp.	191	18,442
Raymond James Financial, Inc.	218	19,528
S&P Global, Inc.	25	8,611
State Street Corp.	241	14,882
T. Rowe Price Group, Inc.	127	14,446
Tradeweb Markets, Inc., Class A	127	8,678
		161,378
Chemicals — 0.9%
Celanese Corp.	68	8,008
RPM International, Inc.	207	16,309
		24,317
Commercial Services & Supplies — 0.7%
Copart, Inc. *	166	18,078
Communications Equipment — 1.8%
Arista Networks, Inc. *	132	12,393
F5, Inc. *	42	6,417
Motorola Solutions, Inc.	137	28,734
		47,544
Construction & Engineering — 0.7%
Quanta Services, Inc.	146	18,327
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	52	15,535
Consumer Finance — 0.5%
Discover Financial Services	147	13,911
Containers & Packaging — 1.3%
Packaging Corp. of America	126	17,260
Silgan Holdings, Inc.	424	17,539
		34,799
Distributors — 1.3%
Genuine Parts Co.	94	12,548
LKQ Corp.	440	21,580
		34,128
Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc. *	67	5,657
Diversified Financial Services — 0.4%
Voya Financial, Inc.	174	10,381
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — 2.6%
Edison International	193	12,172
Entergy Corp.	219	24,669
Xcel Energy, Inc.	460	32,577
		69,418
Electrical Equipment — 2.9%
Acuity Brands, Inc.	120	18,533
AMETEK, Inc.	243	26,730
Generac Holdings, Inc. *	43	8,961
Hubbell, Inc.	124	22,113
		76,337
Electronic Equipment, Instruments & Components — 2.9%
Amphenol Corp., Class A	217	14,012
CDW Corp.	108	16,978
Jabil, Inc.	198	10,122
Keysight Technologies, Inc. *	66	9,107
Littelfuse, Inc.	21	5,309
TD SYNNEX Corp.	109	9,903
Teledyne Technologies, Inc. *	15	5,695
Zebra Technologies Corp., Class A *	22	6,399
		77,525
Energy Equipment & Services — 0.1%
Baker Hughes Co.	126	3,642
Entertainment — 1.1%
ROBLOX Corp., Class A *	122	4,016
Take-Two Interactive Software, Inc. *	214	26,167
		30,183
Equity Real Estate Investment Trusts (REITs) — 6.8%
American Homes 4 Rent, Class A	423	14,986
AvalonBay Communities, Inc.	74	14,397
Boston Properties, Inc.	140	12,429
Brixmor Property Group, Inc.	471	9,514
Essex Property Trust, Inc.	33	8,606
Federal Realty OP LP	75	7,203
Host Hotels & Resorts, Inc.	379	5,941
JBG SMITH Properties	262	6,194
Kimco Realty Corp.	575	11,360
Mid-America Apartment Communities, Inc.	49	8,550
Rayonier, Inc.	478	17,880
Regency Centers Corp.	129	7,653
Rexford Industrial Realty, Inc.	133	7,655
Sun Communities, Inc.	52	8,366
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Ventas, Inc.	149	7,671
Weyerhaeuser Co.	512	16,955
WP Carey, Inc.	160	13,284
		178,644
Food & Staples Retailing — 1.0%
Kroger Co. (The)	296	14,010
US Foods Holding Corp. *	395	12,110
		26,120
Food Products — 0.5%
Post Holdings, Inc. *	160	13,209
Gas Utilities — 0.7%
National Fuel Gas Co.	262	17,274
Health Care Equipment & Supplies — 2.9%
Cooper Cos., Inc. (The)	29	9,065
Dexcom, Inc. *	183	13,650
Hologic, Inc. *	145	10,079
IDEXX Laboratories, Inc. *	14	4,752
Insulet Corp. *	49	10,754
ResMed, Inc.	43	9,097
Zimmer Biomet Holdings, Inc.	169	17,722
		75,119
Health Care Providers & Services — 5.1%
Acadia Healthcare Co., Inc. *	142	9,591
Amedisys, Inc. *	66	6,926
AmerisourceBergen Corp.	195	27,549
Centene Corp. *	203	17,154
Henry Schein, Inc. *	293	22,467
Laboratory Corp. of America Holdings	122	28,609
McKesson Corp.	32	10,488
Universal Health Services, Inc., Class B	101	10,213
		132,997
Hotels, Restaurants & Leisure — 2.4%
Aramark	286	8,772
Booking Holdings, Inc. *	2	3,696
Chipotle Mexican Grill, Inc. *	12	15,920
Darden Restaurants, Inc.	73	8,267
Expedia Group, Inc. *	54	5,078
Hilton Worldwide Holdings, Inc.	149	16,549
Royal Caribbean Cruises Ltd. *	143	4,983
		63,265
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	17

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 1.7%
Garmin Ltd.	65	6,379
Helen of Troy Ltd. *	44	7,191
Mohawk Industries, Inc. *	108	13,432
Newell Brands, Inc.	990	18,851
		45,853
Household Products — 0.3%
Energizer Holdings, Inc.	242	6,856
Insurance — 4.7%
Alleghany Corp. *	13	10,784
Arch Capital Group Ltd. *	270	12,269
Hartford Financial Services Group, Inc. (The)	292	19,134
Lincoln National Corp.	236	11,015
Loews Corp.	475	28,179
Progressive Corp. (The)	92	10,646
RenaissanceRe Holdings Ltd. (Bermuda)	84	13,140
WR Berkley Corp.	250	17,065
		122,232
Interactive Media & Services — 1.0%
Bumble, Inc., Class A *	358	10,069
InterActiveCorp. *	209	15,926
		25,995
Internet & Direct Marketing Retail — 0.2%
Chewy, Inc., Class A * (a)	119	4,115
IT Services — 2.5%
FleetCor Technologies, Inc. *	92	19,278
Global Payments, Inc.	73	8,123
Globant SA *	52	8,963
GoDaddy, Inc., Class A *	168	11,672
MongoDB, Inc. *	37	9,653
Okta, Inc. *	53	4,774
Remitly Global, Inc. *	293	2,247
		64,710
Life Sciences Tools & Services — 1.3%
10X Genomics, Inc., Class A *	70	3,176
Agilent Technologies, Inc.	124	14,757
Maravai LifeSciences Holdings, Inc., Class A *	201	5,696
Mettler-Toledo International, Inc. *	9	10,265
		33,894
Machinery — 4.4%
IDEX Corp.	77	14,023
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Ingersoll Rand, Inc.	188	7,903
ITT, Inc.	346	23,251
Lincoln Electric Holdings, Inc.	157	19,364
Middleby Corp. (The) *	126	15,826
Snap-on, Inc.	94	18,603
Timken Co. (The)	194	10,274
Toro Co. (The)	93	7,053
		116,297
Media — 1.3%
Liberty Broadband Corp., Class C *	156	18,090
Liberty Media Corp.-Liberty SiriusXM, Class C *	434	15,630
		33,720
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	349	10,223
Multiline Retail — 0.2%
Kohl's Corp.	171	6,097
Multi-Utilities — 2.5%
CMS Energy Corp.	429	28,918
Sempra Energy	47	7,115
WEC Energy Group, Inc.	298	29,971
		66,004
Oil, Gas & Consumable Fuels — 2.6%
Cheniere Energy, Inc.	116	15,392
Coterra Energy, Inc.	519	13,374
Diamondback Energy, Inc.	106	12,793
EOG Resources, Inc.	103	11,417
Williams Cos., Inc. (The)	469	14,647
		67,623
Personal Products — 0.2%
BellRing Brands, Inc. *	203	5,053
Pharmaceuticals — 1.7%
Catalent, Inc. *	109	11,657
Jazz Pharmaceuticals plc *	158	24,608
Royalty Pharma plc, Class A	206	8,679
		44,944
Professional Services — 0.8%
Equifax, Inc.	40	7,349
Leidos Holdings, Inc.	140	14,060
		21,409
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Real Estate Management & Development — 0.5%
CBRE Group, Inc., Class A *	191	14,076
Road & Rail — 0.4%
Old Dominion Freight Line, Inc.	36	9,292
Semiconductors & Semiconductor Equipment — 2.1%
Advanced Micro Devices, Inc. *	72	5,509
Entegris, Inc.	121	11,144
Marvell Technology, Inc.	166	7,199
SolarEdge Technologies, Inc. *	57	15,544
Teradyne, Inc.	116	10,409
Wolfspeed, Inc. * (a)	73	4,646
		54,451
Software — 5.5%
Cadence Design Systems, Inc. *	99	14,780
Confluent, Inc., Class A * (a)	240	5,580
Crowdstrike Holdings, Inc., Class A *	92	15,500
Datadog, Inc., Class A *	63	5,969
Five9, Inc. *	61	5,541
Gitlab, Inc., Class A * (a)	21	1,089
HubSpot, Inc. *	34	10,194
NortonLifeLock, Inc.	802	17,620
Palo Alto Networks, Inc. *	28	13,896
Procore Technologies, Inc. *	120	5,438
Synopsys, Inc. *	61	18,569
Trade Desk, Inc. (The), Class A *	233	9,774
Zoom Video Communications, Inc., Class A *	120	12,955
Zscaler, Inc. *	44	6,630
		143,535
Specialty Retail — 3.1%
AutoZone, Inc. *	18	37,730
Bath & Body Works, Inc.	214	5,759
Best Buy Co., Inc.	118	7,691
Burlington Stores, Inc. *	73	9,955
CarMax, Inc. *	70	6,319
Gap, Inc. (The)	355	2,925
National Vision Holdings, Inc. *	125	3,452
Tractor Supply Co.	45	8,673
		82,504
Textiles, Apparel & Luxury Goods — 1.7%
Carter's, Inc.	186	13,107
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — continued
Lululemon Athletica, Inc. *	15	4,178
Ralph Lauren Corp.	151	13,505
Tapestry, Inc.	425	12,978
		43,768
Thrifts & Mortgage Finance — 0.4%
MGIC Investment Corp.	837	10,546
Trading Companies & Distributors — 0.2%
Air Lease Corp.	183	6,133
Total Common Stocks (Cost $2,119,219)		2,530,688
Short Term Investments — 4.0%
Investment Companies — 3.7%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $96,450)	96,445	96,464
Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	7,977	7,972
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	1,531	1,531
Total Investment of Cash Collateral from Securities Loaned (Cost $9,503)		9,503
Total Short Term Investments (Cost $105,953)		105,967
Total Investments — 100.3% (Cost $2,225,172)		2,636,655
Liabilities in Excess of Other Assets — (0.3)%		(7,267)
NET ASSETS — 100.0%		2,629,388

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $9,131.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	19

JPMorgan Mid Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.5%
Aerospace & Defense — 0.7%
HEICO Corp., Class A	437	46,039
Airlines — 1.1%
Delta Air Lines, Inc. *	2,626	76,068
Banks — 2.0%
East West Bancorp, Inc.	900	58,329
First Republic Bank	345	49,707
SVB Financial Group *	89	35,173
		143,209
Beverages — 1.4%
Constellation Brands, Inc., Class A	415	96,617
Biotechnology — 5.8%
Alnylam Pharmaceuticals, Inc. *	419	61,067
Exact Sciences Corp. *	984	38,771
Exelixis, Inc. *	2,629	54,728
Horizon Therapeutics plc *	1,325	105,707
Natera, Inc. *	866	30,694
Neurocrine Biosciences, Inc. *	548	53,388
Seagen, Inc. *	354	62,737
		407,092
Building Products — 2.1%
Advanced Drainage Systems, Inc.	385	34,656
Trane Technologies plc	880	114,372
		149,028
Capital Markets — 7.4%
Affiliated Managers Group, Inc.	309	36,077
Ares Management Corp.	1,127	64,084
LPL Financial Holdings, Inc.	624	115,049
MarketAxess Holdings, Inc.	108	27,697
Morningstar, Inc.	210	50,720
MSCI, Inc.	228	94,076
S&P Global, Inc.	190	64,021
Tradeweb Markets, Inc., Class A	945	64,519
		516,243
Commercial Services & Supplies — 1.9%
Copart, Inc. *	1,237	134,424
Communications Equipment — 2.0%
Arista Networks, Inc. *	983	92,146
F5, Inc. *	312	47,707
		139,853
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 2.0%
Quanta Services, Inc.	1,087	136,278
Diversified Consumer Services — 0.6%
Bright Horizons Family Solutions, Inc. *	499	42,206
Electrical Equipment — 2.1%
AMETEK, Inc.	707	77,678
Generac Holdings, Inc. *	316	66,629
		144,307
Electronic Equipment, Instruments & Components — 2.8%
Keysight Technologies, Inc. *	491	67,711
Littelfuse, Inc.	155	39,465
Teledyne Technologies, Inc. *	113	42,339
Zebra Technologies Corp., Class A *	162	47,617
		197,132
Energy Equipment & Services — 0.4%
Baker Hughes Co.	938	27,071
Entertainment — 1.8%
ROBLOX Corp., Class A * (a)	908	29,848
Take-Two Interactive Software, Inc. *	756	92,578
		122,426
Health Care Equipment & Supplies — 6.1%
Cooper Cos., Inc. (The)	215	67,397
Dexcom, Inc. *	1,362	101,496
Hologic, Inc. *	1,081	74,939
IDEXX Laboratories, Inc. *	101	35,362
Insulet Corp. *	367	79,958
ResMed, Inc.	323	67,638
		426,790
Health Care Providers & Services — 4.7%
Acadia Healthcare Co., Inc. *	1,054	71,308
Amedisys, Inc. *	490	51,491
Centene Corp. *	1,509	127,671
McKesson Corp.	239	78,061
		328,531
Hotels, Restaurants & Leisure — 5.3%
Aramark	2,129	65,223
Booking Holdings, Inc. *	16	27,468
Chipotle Mexican Grill, Inc. *	91	118,371
Hilton Worldwide Holdings, Inc.	1,104	123,054
Royal Caribbean Cruises Ltd. *	1,061	37,045
		371,161
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 1.4%
Garmin Ltd.	483	47,425
Helen of Troy Ltd. *	329	53,460
		100,885
Insurance — 1.1%
Progressive Corp. (The)	681	79,157
Interactive Media & Services — 1.1%
Bumble, Inc., Class A *	2,660	74,867
Internet & Direct Marketing Retail — 0.4%
Chewy, Inc., Class A * (a)	881	30,592
IT Services — 3.6%
Global Payments, Inc.	546	60,395
Globant SA *	383	66,643
MongoDB, Inc. *	277	71,777
Okta, Inc. *	393	35,491
Remitly Global, Inc. * (a)	2,179	16,696
		251,002
Life Sciences Tools & Services — 3.6%
10X Genomics, Inc., Class A *	522	23,605
Agilent Technologies, Inc.	925	109,816
Maravai LifeSciences Holdings, Inc., Class A *	1,490	42,343
Mettler-Toledo International, Inc. *	66	76,327
		252,091
Machinery — 2.3%
Ingersoll Rand, Inc.	1,396	58,753
ITT, Inc.	706	47,477
Toro Co. (The)	692	52,439
		158,669
Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	1,106	32,362
Oil, Gas & Consumable Fuels — 2.9%
Cheniere Energy, Inc.	860	114,450
EOG Resources, Inc.	769	84,885
		199,335
Pharmaceuticals — 3.2%
Catalent, Inc. *	808	86,675
Jazz Pharmaceuticals plc *	454	70,890
Royalty Pharma plc, Class A	1,535	64,528
		222,093
INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 0.8%
Equifax, Inc.	299	54,637
Road & Rail — 1.0%
Old Dominion Freight Line, Inc.	270	69,084
Semiconductors & Semiconductor Equipment — 5.8%
Advanced Micro Devices, Inc. *	536	40,953
Entegris, Inc.	899	82,862
Marvell Technology, Inc.	1,230	53,523
SolarEdge Technologies, Inc. *	422	115,585
Teradyne, Inc.	864	77,396
Wolfspeed, Inc. *	544	34,535
		404,854
Software — 13.4%
Cadence Design Systems, Inc. *	732	109,900
Confluent, Inc., Class A * (a)	1,785	41,484
Crowdstrike Holdings, Inc., Class A *	684	115,254
Datadog, Inc., Class A *	466	44,363
Five9, Inc. *	452	41,190
Gitlab, Inc., Class A * (a)	153	8,122
HubSpot, Inc. *	252	75,799
Palo Alto Networks, Inc. *	210	103,678
Procore Technologies, Inc. *	890	40,425
Synopsys, Inc. *	455	138,080
Trade Desk, Inc. (The), Class A *	1,735	72,671
Zoom Video Communications, Inc., Class A *	892	96,325
Zscaler, Inc. *	330	49,290
		936,581
Specialty Retail — 4.1%
AutoZone, Inc. *	35	73,998
Burlington Stores, Inc. *	543	74,015
CarMax, Inc. *	519	46,981
National Vision Holdings, Inc. *	942	25,897
Tractor Supply Co.	333	64,545
		285,436
Textiles, Apparel & Luxury Goods — 0.4%
Lululemon Athletica, Inc. *	114	31,101
Trading Companies & Distributors — 0.7%
Air Lease Corp.	1,364	45,597
Total Common Stocks (Cost $6,358,755)		6,732,818
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	21

JPMorgan Mid Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — 4.6%
Investment Companies — 3.7%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $260,535)	260,503	260,555
Investment of Cash Collateral from Securities Loaned — 0.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	53,897	53,864
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	6,877	6,877
Total Investment of Cash Collateral from Securities Loaned (Cost $60,742)		60,741
Total Short Term Investments (Cost $321,277)		321,296
Total Investments — 101.1% (Cost $6,680,032)		7,054,114
Liabilities in Excess of Other Assets — (1.1)%		(74,215)
NET ASSETS — 100.0%		6,979,899

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $58,035.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMorgan Mid Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.2%
Airlines — 0.5%
Southwest Airlines Co. *	1,824	65,872
Banks — 8.7%
Citizens Financial Group, Inc.	4,390	156,684
Fifth Third Bancorp	5,711	191,882
First Citizens BancShares, Inc., Class A	128	83,874
Huntington Bancshares, Inc.	17,566	211,313
M&T Bank Corp.	1,729	275,521
Regions Financial Corp.	9,634	180,643
Zions Bancorp NA	2,062	104,958
		1,204,875
Beverages — 1.5%
Constellation Brands, Inc., Class A	472	110,060
Keurig Dr Pepper, Inc.	2,695	95,371
		205,431
Building Products — 2.3%
Carlisle Cos., Inc.	784	187,168
Fortune Brands Home & Security, Inc.	2,265	135,616
		322,784
Capital Markets — 5.4%
Ameriprise Financial, Inc.	848	201,453
Northern Trust Corp.	1,562	150,732
Raymond James Financial, Inc.	1,785	159,606
State Street Corp.	1,973	121,639
T. Rowe Price Group, Inc.	1,039	118,074
		751,504
Chemicals — 1.4%
Celanese Corp.	557	65,445
RPM International, Inc.	1,693	133,300
		198,745
Communications Equipment — 1.7%
Motorola Solutions, Inc.	1,121	234,876
Construction Materials — 0.9%
Martin Marietta Materials, Inc.	424	126,968
Consumer Finance — 0.8%
Discover Financial Services	1,202	113,692
Containers & Packaging — 2.1%
Packaging Corp. of America	1,026	141,071
Silgan Holdings, Inc.	3,467	143,351
		284,422
INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 2.0%
Genuine Parts Co.	771	102,556
LKQ Corp.	3,593	176,384
		278,940
Diversified Financial Services — 0.6%
Voya Financial, Inc.	1,425	84,844
Electric Utilities — 4.1%
Edison International	1,573	99,482
Entergy Corp. (a)	1,790	201,638
Xcel Energy, Inc.	3,763	266,274
		567,394
Electrical Equipment — 3.4%
Acuity Brands, Inc.	984	151,478
AMETEK, Inc.	1,211	133,085
Hubbell, Inc.	1,012	180,740
		465,303
Electronic Equipment, Instruments & Components — 3.0%
Amphenol Corp., Class A	1,779	114,524
CDW Corp.	881	138,766
Jabil, Inc.	1,615	82,719
TD SYNNEX Corp.	888	80,933
		416,942
Entertainment — 0.8%
Take-Two Interactive Software, Inc. *	915	112,104
Equity Real Estate Investment Trusts (REITs) — 10.6%
American Homes 4 Rent, Class A	3,456	122,478
AvalonBay Communities, Inc.	606	117,674
Boston Properties, Inc.	1,142	101,579
Brixmor Property Group, Inc.	3,847	77,749
Essex Property Trust, Inc.	269	70,323
Federal Realty OP LP	615	58,857
Host Hotels & Resorts, Inc.	3,096	48,548
JBG SMITH Properties	2,141	50,613
Kimco Realty Corp.	4,696	92,842
Mid-America Apartment Communities, Inc.	400	69,866
Rayonier, Inc.	3,910	146,139
Regency Centers Corp.	1,054	62,537
Rexford Industrial Realty, Inc.	1,086	62,554
Sun Communities, Inc.	429	68,369
Ventas, Inc.	1,219	62,690
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	23

JPMorgan Mid Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Weyerhaeuser Co.	4,184	138,580
WP Carey, Inc.	1,310	108,571
		1,459,969
Food & Staples Retailing — 1.6%
Kroger Co. (The)	2,419	114,502
US Foods Holding Corp. *	3,226	98,976
		213,478
Food Products — 0.8%
Post Holdings, Inc. *	1,311	107,952
Gas Utilities — 1.0%
National Fuel Gas Co.	2,138	141,182
Health Care Equipment & Supplies — 1.1%
Zimmer Biomet Holdings, Inc.	1,379	144,856
Health Care Providers & Services — 5.3%
AmerisourceBergen Corp.	1,591	225,179
Henry Schein, Inc. *	2,393	183,642
Laboratory Corp. of America Holdings	998	233,851
Universal Health Services, Inc., Class B	829	83,467
		726,139
Hotels, Restaurants & Leisure — 0.8%
Darden Restaurants, Inc.	597	67,554
Expedia Group, Inc. *	438	41,489
		109,043
Household Durables — 1.9%
Mohawk Industries, Inc. *	885	109,786
Newell Brands, Inc.	8,092	154,078
		263,864
Household Products — 0.4%
Energizer Holdings, Inc.	1,976	56,022
Insurance — 6.6%
Alleghany Corp. *	106	88,103
Arch Capital Group Ltd. *	2,204	100,277
Hartford Financial Services Group, Inc. (The)	2,390	156,388
Lincoln National Corp.	1,925	90,021
Loews Corp.	3,887	230,327
RenaissanceRe Holdings Ltd. (Bermuda)	687	107,395
WR Berkley Corp.	2,043	139,481
		911,992
INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 0.9%
InterActiveCorp. *	1,713	130,168
IT Services — 1.8%
FleetCor Technologies, Inc. *	750	157,561
GoDaddy, Inc., Class A *	1,371	95,394
		252,955
Machinery — 5.6%
IDEX Corp.	631	114,611
ITT, Inc.	2,050	137,844
Lincoln Electric Holdings, Inc.	1,283	158,265
Middleby Corp. (The) *	1,032	129,343
Snap-on, Inc. (a)	771	152,059
Timken Co. (The)	1,583	83,968
		776,090
Media — 2.0%
Liberty Broadband Corp., Class C *	1,278	147,855
Liberty Media Corp.-Liberty SiriusXM, Class C *	3,544	127,749
		275,604
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,639	47,960
Multiline Retail — 0.4%
Kohl's Corp.	1,396	49,825
Multi-Utilities — 3.9%
CMS Energy Corp.	3,502	236,367
Sempra Energy	387	58,140
WEC Energy Group, Inc.	2,434	244,977
		539,484
Oil, Gas & Consumable Fuels — 2.4%
Coterra Energy, Inc.	4,237	109,285
Diamondback Energy, Inc.	863	104,536
Williams Cos., Inc. (The)	3,835	119,676
		333,497
Personal Products — 0.3%
BellRing Brands, Inc. *	1,659	41,288
Pharmaceuticals — 0.9%
Jazz Pharmaceuticals plc *	790	123,199
Professional Services — 0.8%
Leidos Holdings, Inc.	1,141	114,910
Real Estate Management & Development — 0.8%
CBRE Group, Inc., Class A *	1,563	115,045
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — 1.1%
NortonLifeLock, Inc.	6,558	144,015
Specialty Retail — 2.6%
AutoZone, Inc. *	106	227,096
Bath & Body Works, Inc.	1,748	47,057
Best Buy Co., Inc.	959	62,540
Gap, Inc. (The)	2,900	23,896
		360,589
Textiles, Apparel & Luxury Goods — 2.4%
Carter's, Inc.	1,520	107,127
Ralph Lauren Corp.	1,231	110,375
Tapestry, Inc.	3,476	106,068
		323,570
Thrifts & Mortgage Finance — 0.6%
MGIC Investment Corp.	6,841	86,191
Total Common Stocks (Cost $9,099,882)		13,283,583
Short Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $515,126)	515,013	515,116
Investment of Cash Collateral from Securities Loaned — 0.0% ^
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	2,201	2,200
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	1,052	1,052
Total Investment of Cash Collateral from Securities Loaned (Cost $3,252)		3,252
Total Short Term Investments (Cost $518,378)		518,368
Total Investments — 100.0% (Cost $9,618,260)		13,801,951
Other Assets Less Liabilities — 0.0% ^		6,402
NET ASSETS — 100.0%		13,808,353

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $3,211.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	25

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.7%
Aerospace & Defense — 2.8%
General Dynamics Corp.	319	70,535
Northrop Grumman Corp.	164	78,725
Raytheon Technologies Corp.	1,250	120,105
		269,365
Air Freight & Logistics — 0.9%
FedEx Corp.	388	87,941
Banks — 10.8%
Bank of America Corp.	9,292	289,277
Citigroup, Inc.	1,284	59,034
Citizens Financial Group, Inc.	2,746	98,016
M&T Bank Corp.	1,036	165,178
PNC Financial Services Group, Inc. (The)	718	113,291
Truist Financial Corp.	2,363	112,060
US Bancorp	1,838	84,571
Wells Fargo & Co.	2,866	112,270
		1,033,697
Beverages — 0.5%
Keurig Dr Pepper, Inc.	1,214	42,959
Biotechnology — 3.3%
AbbVie, Inc.	1,310	200,622
Regeneron Pharmaceuticals, Inc. *	98	57,990
Vertex Pharmaceuticals, Inc. *	217	61,233
		319,845
Building Products — 1.0%
Carlisle Cos., Inc.	247	58,892
Fortune Brands Home & Security, Inc.	659	39,455
		98,347
Capital Markets — 3.0%
Charles Schwab Corp. (The)	1,091	68,948
Invesco Ltd.	2,349	37,882
Morgan Stanley	792	60,242
Northern Trust Corp.	683	65,853
T. Rowe Price Group, Inc.	487	55,344
		288,269
Chemicals — 0.3%
Axalta Coating Systems Ltd. *	1,234	27,288
Communications Equipment — 0.6%
Cisco Systems, Inc.	1,037	44,218
CommScope Holding Co., Inc. *	2,493	15,256
		59,474
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — 0.9%
Martin Marietta Materials, Inc.	296	88,598
Consumer Finance — 2.2%
American Express Co.	481	66,676
Capital One Financial Corp.	1,372	142,927
		209,603
Containers & Packaging — 1.4%
Packaging Corp. of America	594	81,634
Westrock Co.	1,280	51,002
		132,636
Diversified Financial Services — 2.2%
Berkshire Hathaway, Inc., Class B *	767	209,543
Diversified Telecommunication Services — 1.6%
Verizon Communications, Inc.	2,970	150,721
Electric Utilities — 4.0%
American Electric Power Co., Inc.	539	51,742
Edison International	821	51,908
Entergy Corp. (a)	503	56,647
NextEra Energy, Inc.	897	69,510
PG&E Corp. *	3,941	39,328
Xcel Energy, Inc.	1,592	112,611
		381,746
Electrical Equipment — 0.5%
Eaton Corp. plc	359	45,256
Electronic Equipment, Instruments & Components — 0.7%
TD SYNNEX Corp.	724	65,977
Entertainment — 0.2%
Walt Disney Co. (The) *	245	23,128
Equity Real Estate Investment Trusts (REITs) — 6.8%
American Homes 4 Rent, Class A	1,818	64,440
Apple Hospitality REIT, Inc.	2,175	31,900
Brixmor Property Group, Inc.	3,075	62,152
Federal Realty OP LP	490	46,951
JBG SMITH Properties	1,548	36,602
Kimco Realty Corp.	4,097	81,005
Lamar Advertising Co., Class A	441	38,786
Mid-America Apartment Communities, Inc.	354	61,806
Public Storage	83	26,014
Rayonier, Inc.	1,864	69,668
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Welltower, Inc.	358	29,481
Weyerhaeuser Co.	3,167	104,878
		653,683
Food & Staples Retailing — 1.0%
Albertsons Cos., Inc., Class A	1,135	30,327
Sysco Corp.	783	66,362
		96,689
Food Products — 1.8%
Kraft Heinz Co. (The)	2,289	87,283
Post Holdings, Inc. *	1,082	89,124
		176,407
Health Care Equipment & Supplies — 0.9%
Medtronic plc	523	46,945
Zimmer Biomet Holdings, Inc.	364	38,242
		85,187
Health Care Providers & Services — 5.1%
AmerisourceBergen Corp.	743	105,120
Cigna Corp.	224	59,107
CVS Health Corp.	1,315	121,866
HCA Healthcare, Inc.	285	47,921
Laboratory Corp. of America Holdings	236	55,192
UnitedHealth Group, Inc.	193	99,097
		488,303
Hotels, Restaurants & Leisure — 0.8%
Booking Holdings, Inc. *	23	39,177
Texas Roadhouse, Inc.	558	40,853
		80,030
Household Durables — 1.3%
Mohawk Industries, Inc. *	530	65,817
Newell Brands, Inc.	3,223	61,357
		127,174
Household Products — 1.5%
Energizer Holdings, Inc.	1,548	43,899
Procter & Gamble Co. (The)	688	98,904
		142,803
Industrial Conglomerates — 0.6%
Honeywell International, Inc.	353	61,306
Insurance — 8.5%
Alleghany Corp. *	85	70,560
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
American International Group, Inc.	688	35,198
Chubb Ltd.	429	84,342
CNA Financial Corp.	729	32,719
Fairfax Financial Holdings Ltd. (Canada)	139	73,611
Hartford Financial Services Group, Inc. (The)	1,024	66,979
Loews Corp.	2,818	167,018
Marsh & McLennan Cos., Inc.	284	44,066
Progressive Corp. (The)	627	72,866
Travelers Cos., Inc. (The)	967	163,662
		811,021
Interactive Media & Services — 1.4%
Alphabet, Inc., Class C *	22	47,687
InterActiveCorp. *	521	39,618
Meta Platforms, Inc., Class A *	293	47,198
		134,503
IT Services — 1.4%
FleetCor Technologies, Inc. *	243	51,057
International Business Machines Corp.	579	81,749
		132,806
Machinery — 2.3%
Dover Corp.	694	84,221
ITT, Inc.	589	39,571
Middleby Corp. (The) *	277	34,725
Stanley Black & Decker, Inc.	274	28,742
Timken Co. (The)	530	28,106
		215,365
Media — 2.1%
DISH Network Corp., Class A *	1,769	31,724
Liberty Broadband Corp., Class C *	602	69,581
Liberty Media Corp.-Liberty SiriusXM, Class C *	1,642	59,187
Nexstar Media Group, Inc., Class A	252	41,015
		201,507
Multiline Retail — 1.3%
Dollar General Corp.	357	87,647
Kohl's Corp.	991	35,361
		123,008
Oil, Gas & Consumable Fuels — 7.5%
Chevron Corp.	1,101	159,446
ConocoPhillips	1,785	160,281
Coterra Energy, Inc.	3,322	85,687
Diamondback Energy, Inc.	315	38,150
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	27

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Kinder Morgan, Inc.	4,491	75,266
Marathon Petroleum Corp.	544	44,690
Phillips 66	862	70,723
Williams Cos., Inc. (The)	2,577	80,419
		714,662
Personal Products — 0.4%
BellRing Brands, Inc. *	1,437	35,767
Pharmaceuticals — 4.5%
Bristol-Myers Squibb Co.	2,680	206,330
Johnson & Johnson	775	137,645
Merck & Co., Inc.	711	64,780
Organon & Co.	727	24,548
		433,303
Professional Services — 0.5%
Leidos Holdings, Inc.	512	51,543
Real Estate Management & Development — 0.6%
CBRE Group, Inc., Class A *	813	59,874
Road & Rail — 0.3%
Norfolk Southern Corp.	138	31,457
Semiconductors & Semiconductor Equipment — 2.1%
Analog Devices, Inc.	476	69,524
NXP Semiconductors NV (China)	277	41,004
Texas Instruments, Inc.	603	92,600
		203,128
Specialty Retail — 4.6%
AutoZone, Inc. *	72	154,423
Bath & Body Works, Inc.	985	26,519
Best Buy Co., Inc.	605	39,451
Dick's Sporting Goods, Inc. (a)	807	60,786
Gap, Inc. (The)	2,096	17,273
Lowe's Cos., Inc.	436	76,174
Murphy USA, Inc.	268	62,413
		437,039
Textiles, Apparel & Luxury Goods — 1.0%
Columbia Sportswear Co.	716	51,223
Ralph Lauren Corp.	491	44,036
		95,259
INVESTMENTS	SHARES (000)	VALUE ($000)

Tobacco — 0.8%
Philip Morris International, Inc.	735	72,574
Wireless Telecommunication Services — 0.7%
T-Mobile US, Inc. *	470	63,288
Total Common Stocks (Cost $6,559,703)		9,262,079
Short Term Investments — 4.1%
Investment Companies — 3.5%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $338,709)	338,651	338,719
Investment of Cash Collateral from Securities Loaned — 0.6%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	47,081	47,053
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	6,257	6,257
Total Investment of Cash Collateral from Securities Loaned (Cost $53,312)		53,310
Total Short Term Investments (Cost $392,021)		392,029
Total Investments — 100.8% (Cost $6,951,724)		9,654,108
Liabilities in Excess of Other Assets — (0.8)%		(77,974)
NET ASSETS — 100.0%		9,576,134

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $51,393.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$11,827,053	$2,530,688	$6,732,818
Investments in affiliates, at value	269,734	96,464	260,555
Investments of cash collateral received from securities loaned, at value (See Note 2.B)	113,709	9,503	60,741
Cash	135	81	202
Foreign currency, at value	55	—	—
Receivables:
Due from custodian	—	1,565	—
Investment securities sold	—	32	242
Fund shares sold	11,662	4,650	9,460
Dividends from non-affiliates	1,597	3,436	961
Dividends from affiliates	11	4	11
Securities lending income (See Note 2.B)	2	1	8
Other assets	—	19	—
Total Assets	12,223,958	2,646,443	7,064,998
LIABILITIES:
Payables:
Investment securities purchased	9,821	3,075	11,290
Collateral received on securities loaned (See Note 2.B)	113,709	9,503	60,741
Fund shares redeemed	10,748	2,688	8,035
Accrued liabilities:
Investment advisory fees	5,120	1,256	3,596
Administration fees	315	51	298
Distribution fees	1,025	121	308
Service fees	1,354	284	471
Custodian and accounting fees	79	18	47
Trustees’ and Chief Compliance Officer’s fees	—	—(a)	—
Other	470	59	313
Total Liabilities	142,641	17,055	85,099
Net Assets	$12,081,317	$2,629,388	$6,979,899

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	29

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$8,556,152	$2,174,127	$6,613,107
Total distributable earnings (loss)	3,525,165	455,261	366,792
Total Net Assets:	$12,081,317	$2,629,388	$6,979,899
Net Assets:
Class A	$2,362,435	$526,401	$1,119,928
Class C	798,037	13,761	67,482
Class I	3,376,110	802,716	1,403,485
Class R2	4,972	552	42,153
Class R3	13,221	—	36,455
Class R4	15,452	—	19,437
Class R5	103,367	1	448,298
Class R6	5,407,723	1,285,957	3,842,661
Total	$12,081,317	$2,629,388	$6,979,899
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	104,883	10,953	37,862
Class C	44,546	307	3,399
Class I	141,957	16,319	38,321
Class R2	224	12	1,279
Class R3	588	—	1,019
Class R4	649	—	533
Class R5	4,204	—	11,980
Class R6	217,390	26,072	101,859
Net Asset Value (a):
Class A — Redemption price per share	$22.52	$48.06	$29.58
Class C — Offering price per share (b)	17.91	44.88	19.86
Class I — Offering and redemption price per share	23.78	49.19	36.62
Class R2 — Offering and redemption price per share	22.14	47.19	32.93
Class R3 — Offering and redemption price per share	22.48	—	35.80
Class R4 — Offering and redemption price per share	23.79	—	36.47
Class R5 — Offering and redemption price per share	24.59	49.42	37.42
Class R6 — Offering and redemption price per share	24.88	49.32	37.73
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$23.77	$50.72	$31.22
Cost of investments in non-affiliates	$8,268,517	$2,119,219	$6,358,755
Cost of investments in affiliates	269,719	96,450	260,535
Cost of foreign currency	55	—	—
Investment securities on loan, at value (See Note 2.B)	109,523	9,131	58,035
Cost of investment of cash collateral (See Note 2.B)	113,710	9,503	60,742

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$13,283,583	$9,262,079
Investments in affiliates, at value	515,116	338,719
Investments of cash collateral received from securities loaned, at value (See Note 2.B)	3,252	53,310
Cash	403	214
Receivables:
Investment securities sold	—	18,132
Fund shares sold	8,836	5,326
Dividends from non-affiliates	27,635	11,644
Dividends from affiliates	22	14
Securities lending income (See Note 2.B)	—(a)	5
Total Assets	13,838,847	9,689,443
LIABILITIES:
Payables:
Investment securities purchased	—	47,917
Collateral received on securities loaned (See Note 2.B)	3,252	53,310
Fund shares redeemed	17,633	6,207
Accrued liabilities:
Investment advisory fees	7,218	4,010
Administration fees	428	335
Distribution fees	367	415
Service fees	1,364	830
Custodian and accounting fees	87	55
Other	145	230
Total Liabilities	30,494	113,309
Net Assets	$13,808,353	$9,576,134

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	31

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$8,479,227	$6,303,345
Total distributable earnings (loss)	5,329,126	3,272,789
Total Net Assets:	$13,808,353	$9,576,134
Net Assets:
Class A	$1,203,015	$1,101,144
Class C	61,031	281,613
Class I	2,276,870	2,039,492
Class L	6,586,299	1,653,596
Class R2	59,842	292
Class R3	69,915	2,845
Class R4	22,574	118
Class R5	48,283	1,178
Class R6	3,480,524	4,495,856
Total	$13,808,353	$9,576,134
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	34,472	30,542
Class C	1,844	7,843
Class I	64,172	56,168
Class L	182,483	45,480
Class R2	1,822	8
Class R3	2,026	80
Class R4	640	3
Class R5	1,340	33
Class R6	96,450	123,780
Net Asset Value (a):
Class A — Redemption price per share	$34.90	$36.05
Class C — Offering price per share (b)	33.10	35.91
Class I — Offering and redemption price per share	35.48	36.31
Class L — Offering and redemption price per share	36.09	36.36
Class R2 — Offering and redemption price per share	32.84	35.56
Class R3 — Offering and redemption price per share	34.49	35.51
Class R4 — Offering and redemption price per share	35.29	36.30
Class R5 — Offering and redemption price per share	36.03	36.30
Class R6 — Offering and redemption price per share	36.09	36.32
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$36.83	$38.05
Cost of investments in non-affiliates	$9,099,882	$6,559,703
Cost of investments in affiliates	515,126	338,709
Investment securities on loan, at value (See Note 2.B)	3,211	51,393
Cost of investment of cash collateral (See Note 2.B)	3,252	53,312

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—
Interest income from affiliates	—(a)	—	1
Dividend income from non-affiliates	80,260	36,008	34,301
Dividend income from affiliates	527	258	580
Income from securities lending (net) (See Note 2.B)	266	58	345
Total investment income	81,053	36,324	35,227
EXPENSES:
Investment advisory fees	82,715	19,173	56,737
Administration fees	9,993	2,212	6,546
Distribution fees:
Class A	7,533	1,511	3,774
Class C	8,438	138	727
Class R2	5	3	265
Class R3	19	—	145
Service fees:
Class A	7,533	1,511	3,774
Class C	2,813	46	242
Class I	11,197	2,357	4,553
Class R2	2	2	133
Class R3	19	—	145
Class R4	50	—	58
Class R5	136	—(a)	650
Custodian and accounting fees	465	108	282
Professional fees	140	68	106
Trustees’ and Chief Compliance Officer’s fees	68	34	50
Printing and mailing costs	679	394	432
Registration and filing fees	745	235	663
Transfer agency fees (See Note 2.F)	325	56	393
Other	704	261	341
Total expenses	133,579	28,109	80,016
Less fees waived	(9,073)	(3,521)	(4,977)
Less expense reimbursements	(6)	(8)	(32)
Net expenses	124,500	24,580	75,007
Net investment income (loss)	(43,447)	11,744	(39,780)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	33

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)
	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$300,465	$111,915	$157,284
Investments in affiliates	(64)	(31)	(66)
Foreign currency transactions	1	—	—(a)
Net realized gain (loss)	300,402	111,884	157,218
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,767,899)	(623,208)	(2,850,898)
Investments in affiliates	(7)	8	20
Foreign currency translations	1	—	—
Change in net unrealized appreciation/depreciation	(3,767,905)	(623,200)	(2,850,878)
Net realized/unrealized gains (losses)	(3,467,503)	(511,316)	(2,693,660)
Change in net assets resulting from operations	$(3,510,950)	$(499,572)	$(2,733,440)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—
Dividend income from non-affiliates	288,969	219,918
Dividend income from affiliates	847	614
Income from securities lending (net) (See Note 2.B)	37	56
Total investment income	289,853	220,588
EXPENSES:
Investment advisory fees	107,918	59,060
Administration fees	10,758	7,836
Distribution fees:
Class A	3,996	2,797
Class C	554	2,481
Class R2	355	2
Class R3	210	7
Service fees:
Class A	3,996	2,797
Class C	185	827
Class I	7,088	5,900
Class L	7,710	1,870
Class R2	178	—
Class R3	210	7
Class R4	66	3
Class R5	82	1
Custodian and accounting fees	529	344
Professional fees	155	116
Trustees’ and Chief Compliance Officer’s fees	73	56
Printing and mailing costs	557	369
Registration and filing fees	336	303
Transfer agency fees (See Note 2.F)	229	187
Other	931	407
Total expenses	146,116	85,370
Less fees waived	(10,826)	(6,468)
Less expense reimbursements	(72)	(30)
Net expenses	135,218	78,872
Net investment income (loss)	154,635	141,716
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	35

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)
	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$1,794,415	$928,511
Investments in affiliates	(100)	(44)
Net realized gain (loss)	1,794,315	928,467
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,009,552)	(1,355,508)
Investments in affiliates	(8)	11
Change in net unrealized appreciation/depreciation	(3,009,560)	(1,355,497)
Net realized/unrealized gains (losses)	(1,215,245)	(427,030)
Change in net assets resulting from operations	$(1,060,610)	$(285,314)
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(43,447)	$(38,687)	$11,744	$5,871
Net realized gain (loss)	300,402	2,615,524	111,884	236,501
Change in net unrealized appreciation/depreciation	(3,767,905)	2,518,044	(623,200)	551,887
Change in net assets resulting from operations	(3,510,950)	5,094,881	(499,572)	794,259
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(450,846)	(248,914)	(45,467)	(51,016)
Class C	(205,934)	(129,471)	(1,466)	(2,405)
Class I	(627,636)	(360,812)	(74,927)	(43,367)
Class R2	(97)	(32)	(46)	(76)
Class R3	(738)	(192)	—	—
Class R4	(2,743)	(1,887)	—	—
Class R5	(18,769)	(12,763)	(6)	(111)
Class R6	(865,471)	(579,464)	(105,308)	(120,036)
Total distributions to shareholders	(2,172,234)	(1,333,535)	(227,220)	(217,011)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,985,664	207,286	530,638	611,112
NET ASSETS:
Change in net assets	(2,697,520)	3,968,632	(196,154)	1,188,360
Beginning of period	14,778,837	10,810,205	2,825,542	1,637,182
End of period	$12,081,317	$14,778,837	$2,629,388	$2,825,542
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	37

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(39,780)	$(38,812)	$154,635	$127,797
Net realized gain (loss)	157,218	977,630	1,794,315	1,768,173
Change in net unrealized appreciation/depreciation	(2,850,878)	1,605,407	(3,009,560)	4,261,488
Change in net assets resulting from operations	(2,733,440)	2,544,225	(1,060,610)	6,157,458
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(164,928)	(173,779)	(219,981)	(92,478)
Class C	(15,295)	(16,088)	(10,363)	(5,006)
Class I	(164,559)	(173,836)	(392,788)	(197,658)
Class L	—	—	(1,064,675)	(492,109)
Class R2	(5,456)	(5,377)	(10,249)	(4,986)
Class R3	(6,561)	(5,883)	(11,581)	(5,364)
Class R4	(1,915)	(1,774)	(4,055)	(2,242)
Class R5	(56,755)	(63,349)	(11,564)	(5,676)
Class R6	(391,225)	(329,350)	(571,247)	(264,623)
Total distributions to shareholders	(806,694)	(769,436)	(2,296,503)	(1,070,142)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,447,269	1,816,908	114,829	(751,266)
NET ASSETS:
Change in net assets	(2,092,865)	3,591,697	(3,242,284)	4,336,050
Beginning of period	9,072,764	5,481,067	17,050,637	12,714,587
End of period	$6,979,899	$9,072,764	$13,808,353	$17,050,637
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$141,716	$124,916
Net realized gain (loss)	928,467	961,470
Change in net unrealized appreciation/depreciation	(1,355,497)	2,800,518
Change in net assets resulting from operations	(285,314)	3,886,904
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(139,510)	(23,476)
Class C	(40,783)	(7,055)
Class I	(309,038)	(72,893)
Class L	(243,763)	(53,516)
Class R2	(32)	(7)
Class R3	(427)	(63)
Class R4	(206)	(1,188)
Class R5	(180)	(145)
Class R6	(643,793)	(133,423)
Total distributions to shareholders	(1,377,732)	(291,766)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	87,864	(1,143,741)
NET ASSETS:
Change in net assets	(1,575,182)	2,451,397
Beginning of period	11,151,316	8,699,919
End of period	$9,576,134	$11,151,316
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$559,491	$617,307	$120,225	$108,793
Distributions reinvested	434,059	240,271	45,435	50,959
Cost of shares redeemed	(501,025)	(591,206)	(84,870)	(103,045)
Change in net assets resulting from Class A capital transactions	492,525	266,372	80,790	56,707
Class C
Proceeds from shares issued	126,560	163,112	1,834	1,523
Distributions reinvested	200,976	125,552	1,462	2,405
Cost of shares redeemed	(297,542)	(301,892)	(7,072)	(8,655)
Change in net assets resulting from Class C capital transactions	29,994	(13,228)	(3,776)	(4,727)
Class I
Proceeds from shares issued	1,433,710	1,479,235	415,855	599,516
Distributions reinvested	592,526	337,895	74,821	43,123
Cost of shares redeemed	(1,638,548)	(1,078,748)	(344,560)	(236,107)
Change in net assets resulting from Class I capital transactions	387,688	738,382	146,116	406,532
Class R2
Proceeds from shares issued	4,940	300	144	191
Distributions reinvested	96	32	43	73
Cost of shares redeemed	(63)	(154)	(40)	(535)
Change in net assets resulting from Class R2 capital transactions	4,973	178	147	(271)
Class R3
Proceeds from shares issued	13,837	3,643	—	—
Distributions reinvested	628	163	—	—
Cost of shares redeemed	(2,665)	(434)	—	—
Change in net assets resulting from Class R3 capital transactions	11,800	3,372	—	—
Class R4
Proceeds from shares issued	2,734	2,600	—	—
Distributions reinvested	2,743	1,886	—	—
Cost of shares redeemed	(5,634)	(5,512)	—	—
Change in net assets resulting from Class R4 capital transactions	(157)	(1,026)	—	—
Class R5
Proceeds from shares issued	26,209	22,343	11	272
Distributions reinvested	18,390	12,555	6	111
Cost of shares redeemed	(34,294)	(70,249)	(82)	(1,462)
Change in net assets resulting from Class R5 capital transactions	10,305	(35,351)	(65)	(1,079)
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$2,520,752	$1,205,957	$465,999	$334,403
Distributions reinvested	863,104	578,133	105,241	119,998
Cost of shares redeemed	(1,335,320)	(2,535,503)	(263,814)	(300,451)
Change in net assets resulting from Class R6 capital transactions	2,048,536	(751,413)	307,426	153,950
Total change in net assets resulting from capital transactions	$2,985,664	$207,286	$530,638	$611,112
SHARE TRANSACTIONS:
Class A
Issued	18,429	20,460	2,069	1,925
Reinvested	13,885	8,308	776	961
Redeemed	(16,974)	(19,686)	(1,473)	(1,903)
Change in Class A Shares	15,340	9,082	1,372	983
Class C
Issued	5,063	6,449	34	28
Reinvested	8,062	5,236	27	48
Redeemed	(12,340)	(11,926)	(127)	(165)
Change in Class C Shares	785	(241)	(66)	(89)
Class I
Issued	46,780	46,557	6,894	10,207
Reinvested	17,977	11,160	1,248	795
Redeemed	(54,133)	(33,943)	(5,803)	(4,122)
Change in Class I Shares	10,624	23,774	2,339	6,880
Class R2
Issued	208	9	3	3
Reinvested	3	1	1	2
Redeemed	(2)	(5)	(1)	(9)
Change in Class R2 Shares	209	5	3	(4)
Class R3
Issued	502	116	—	—
Reinvested	20	6	—	—
Redeemed	(85)	(14)	—	—
Change in Class R3 Shares	437	108	—	—
Class R4
Issued	90	81	—	—
Reinvested	83	62	—	—
Redeemed	(165)	(177)	—	—
Change in Class R4 Shares	8	(34)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	797	696	—	5
Reinvested	540	403	—	2
Redeemed	(1,041)	(2,158)	(1)	(24)
Change in Class R5 Shares	296	(1,059)	(1)	(17)
Class R6
Issued	76,238	36,597	7,990	5,844
Reinvested	25,068	18,399	1,751	2,206
Redeemed	(41,492)	(76,164)	(4,449)	(5,296)
Change in Class R6 Shares	59,814	(21,168)	5,292	2,754
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$193,417	$269,885	$231,582	$312,241
Distributions reinvested	159,203	168,194	205,806	84,258
Cost of shares redeemed	(247,726)	(265,651)	(503,800)	(421,860)
Change in net assets resulting from Class A capital transactions	104,894	172,428	(66,412)	(25,361)
Class C
Proceeds from shares issued	16,113	18,817	11,733	11,152
Distributions reinvested	15,070	15,598	10,091	4,875
Cost of shares redeemed	(28,440)	(29,254)	(21,161)	(50,512)
Change in net assets resulting from Class C capital transactions	2,743	5,161	663	(34,485)
Class I
Proceeds from shares issued	567,054	807,758	548,260	944,499
Distributions reinvested	155,839	163,157	372,132	187,286
Cost of shares redeemed	(609,174)	(572,464)	(1,137,558)	(1,167,802)
Change in net assets resulting from Class I capital transactions	113,719	398,451	(217,166)	(36,017)
Class L
Proceeds from shares issued	—	—	993,214	1,079,544
Distributions reinvested	—	—	1,015,481	466,015
Cost of shares redeemed	—	—	(1,694,626)	(2,003,837)
Change in net assets resulting from Class L capital transactions	—	—	314,069	(458,278)
Class R2
Proceeds from shares issued	18,906	19,596	9,585	11,087
Distributions reinvested	5,446	5,366	10,195	4,944
Cost of shares redeemed	(16,727)	(18,633)	(15,727)	(26,032)
Change in net assets resulting from Class R2 capital transactions	7,625	6,329	4,053	(10,001)
Class R3
Proceeds from shares issued	23,135	27,679	8,559	10,318
Distributions reinvested	6,481	5,811	10,954	5,120
Cost of shares redeemed	(41,250)	(19,436)	(20,468)	(16,546)
Change in net assets resulting from Class R3 capital transactions	(11,634)	14,054	(955)	(1,108)
Class R4
Proceeds from shares issued	14,507	15,324	11,063	29,189
Distributions reinvested	1,915	1,774	4,055	2,242
Cost of shares redeemed	(11,022)	(9,549)	(18,919)	(36,170)
Change in net assets resulting from Class R4 capital transactions	5,400	7,549	(3,801)	(4,739)
Class R5
Proceeds from shares issued	107,972	169,023	24,053	15,455
Distributions reinvested	53,207	59,609	11,552	5,671
Cost of shares redeemed	(193,440)	(178,446)	(62,665)	(28,691)
Change in net assets resulting from Class R5 capital transactions	(32,261)	50,186	(27,060)	(7,565)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$1,866,097	$1,731,741	$873,051	$880,233
Distributions reinvested	387,715	326,519	531,604	243,857
Cost of shares redeemed	(997,029)	(895,510)	(1,293,217)	(1,297,802)
Change in net assets resulting from Class R6 capital transactions	1,256,783	1,162,750	111,438	(173,712)
Total change in net assets resulting from capital transactions	$1,447,269	$1,816,908	$114,829	$(751,266)
SHARE TRANSACTIONS:
Class A
Issued	4,766	6,348	5,644	8,294
Reinvested	3,841	4,077	5,251	2,357
Redeemed	(6,293)	(6,207)	(13,249)	(11,461)
Change in Class A Shares	2,314	4,218	(2,354)	(810)
Class C
Issued	551	609	302	302
Reinvested	540	533	272	143
Redeemed	(1,052)	(951)	(551)	(1,473)
Change in Class C Shares	39	191	23	(1,028)
Class I
Issued	12,070	15,656	13,456	26,465
Reinvested	3,041	3,271	9,337	5,165
Redeemed	(12,606)	(11,073)	(27,722)	(31,205)
Change in Class I Shares	2,505	7,854	(4,929)	425
Class L
Issued	—	—	23,576	27,115
Reinvested	—	—	25,025	12,656
Redeemed	—	—	(40,417)	(52,480)
Change in Class L Shares	—	—	8,184	(12,709)
Class R2
Issued	405	411	245	308
Reinvested	118	118	276	146
Redeemed	(366)	(395)	(413)	(735)
Change in Class R2 Shares	157	134	108	(281)
Class R3
Issued	461	550	211	273
Reinvested	129	118	283	145
Redeemed	(856)	(384)	(506)	(451)
Change in Class R3 Shares	(266)	284	(12)	(33)
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R4
Issued	301	299	274	772
Reinvested	38	36	102	62
Redeemed	(218)	(183)	(462)	(892)
Change in Class R4 Shares	121	152	(86)	(58)
Class R5
Issued	2,162	3,227	576	389
Reinvested	1,017	1,172	285	154
Redeemed	(4,010)	(3,436)	(1,507)	(723)
Change in Class R5 Shares	(831)	963	(646)	(180)
Class R6
Issued	37,457	32,743	20,888	22,671
Reinvested	7,351	6,379	13,105	6,625
Redeemed	(20,244)	(17,096)	(30,623)	(33,322)
Change in Class R6 Shares	24,564	22,026	3,370	(4,026)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$299,267	$228,457
Distributions reinvested	131,124	21,985
Cost of shares redeemed	(192,533)	(256,183)
Change in net assets resulting from Class A capital transactions	237,858	(5,741)
Class C
Proceeds from shares issued	51,018	42,809
Distributions reinvested	40,129	6,902
Cost of shares redeemed	(106,948)	(152,617)
Change in net assets resulting from Class C capital transactions	(15,801)	(102,906)
Class I
Proceeds from shares issued	667,039	632,458
Distributions reinvested	281,851	67,804
Cost of shares redeemed	(866,946)	(1,288,594)
Change in net assets resulting from Class I capital transactions	81,944	(588,332)
Class L
Proceeds from shares issued	340,532	329,055
Distributions reinvested	234,993	51,517
Cost of shares redeemed	(477,379)	(753,164)
Change in net assets resulting from Class L capital transactions	98,146	(372,592)
Class R2
Proceeds from shares issued	129	81
Distributions reinvested	33	7
Cost of shares redeemed	(13)	(144)
Change in net assets resulting from Class R2 capital transactions	149	(56)
Class R3
Proceeds from shares issued	1,173	1,146
Distributions reinvested	338	51
Cost of shares redeemed	(1,128)	(488)
Change in net assets resulting from Class R3 capital transactions	383	709
Class R4
Proceeds from shares issued	192	3,069
Distributions reinvested	205	1,187
Cost of shares redeemed	(1,922)	(42,655)
Change in net assets resulting from Class R4 capital transactions	(1,525)	(38,399)
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$237	$839
Distributions reinvested	142	137
Cost of shares redeemed	(348)	(6,702)
Change in net assets resulting from Class R5 capital transactions	31	(5,726)
Class R6
Proceeds from shares issued	808,892	1,674,385
Distributions reinvested	643,064	133,248
Cost of shares redeemed	(1,765,277)	(1,838,331)
Change in net assets resulting from Class R6 capital transactions	(313,321)	(30,698)
Total change in net assets resulting from capital transactions	$87,864	$(1,143,741)
SHARE TRANSACTIONS:
Class A
Issued	7,374	6,264
Reinvested	3,380	627
Redeemed	(4,700)	(7,354)
Change in Class A Shares	6,054	(463)
Class C
Issued	1,255	1,112
Reinvested	1,041	198
Redeemed	(2,626)	(4,444)
Change in Class C Shares	(330)	(3,134)
Class I
Issued	16,246	17,384
Reinvested	7,212	1,924
Redeemed	(21,217)	(34,308)
Change in Class I Shares	2,241	(15,000)
Class L
Issued	8,313	9,182
Reinvested	6,003	1,461
Redeemed	(11,792)	(21,293)
Change in Class L Shares	2,524	(10,650)
Class R2
Issued	3	2
Reinvested	1	—(a)
Redeemed	—(a)	(4)
Change in Class R2 Shares	4	(2)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Value Advantage Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R3
Issued	28	32
Reinvested	9	1
Redeemed	(28)	(14)
Change in Class R3 Shares	9	19
Class R4
Issued	4	89
Reinvested	5	34
Redeemed	(46)	(1,184)
Change in Class R4 Shares	(37)	(1,061)
Class R5
Issued	6	26
Reinvested	4	4
Redeemed	(9)	(184)
Change in Class R5 Shares	1	(154)
Class R6
Issued	20,027	43,621
Reinvested	16,442	3,783
Redeemed	(41,571)	(51,458)
Change in Class R6 Shares	(5,102)	(4,054)
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund
Class A
Year Ended June 30, 2022	$33.66	$(0.16)	$(6.04)	$(6.20)	$—	$(4.94)	$(4.94)
Year Ended June 30, 2021	25.27	(0.16)	11.67	11.51	—	(3.12)	(3.12)
Year Ended June 30, 2020	21.78	(0.08)	5.74	5.66	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	—	(0.84)	(0.84)
Class C
Year Ended June 30, 2022	27.83	(0.26)	(4.72)	(4.98)	—	(4.94)	(4.94)
Year Ended June 30, 2021	21.42	(0.26)	9.79	9.53	—	(3.12)	(3.12)
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	—	(2.17)	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	—	(1.76)	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	—	(0.84)	(0.84)
Class I
Year Ended June 30, 2022	35.20	(0.09)	(6.39)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.18	12.09	(0.06)	(3.12)	(3.18)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	—	(0.84)	(0.84)
Class R2
Year Ended June 30, 2022	33.24	(0.21)	(5.95)	(6.16)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.05	(0.24)	11.56	11.32	(0.01)	(3.12)	(3.13)
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	—	(1.76)	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	—	(0.84)	(0.84)
Class R3
Year Ended June 30, 2022	33.61	(0.14)	(6.05)	(6.19)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.27	(0.17)	11.68	11.51	(0.05)	(3.12)	(3.17)
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	—	(0.84)	(0.84)
Class R4
Year Ended June 30, 2022	35.21	(0.10)	(6.38)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.17	12.08	(0.04)	(3.12)	(3.16)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	—	(0.84)	(0.84)
Class R5
Year Ended June 30, 2022	36.18	(0.05)	(6.60)	(6.65)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.93	(0.05)	12.50	12.45	(0.08)	(3.12)	(3.20)
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	—	(0.84)	(0.84)
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$22.52	(22.53)%	$2,362,435	1.08%	(0.54)%	1.14%	33%
33.66	47.55	3,013,691	1.13	(0.54)	1.14	43
25.27	27.87	2,032,870	1.14	(0.36)	1.16	47
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31

17.91	(22.90)	798,037	1.58	(1.05)	1.64	33
27.83	46.80	1,218,051	1.63	(1.04)	1.63	43
21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31

23.78	(22.33)	3,376,110	0.83	(0.29)	0.89	33
35.20	47.95	4,622,602	0.88	(0.29)	0.88	43
26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	—	31

22.14	(22.71)	4,972	1.32	(0.75)	1.56	33
33.24	47.18	510	1.39	(0.79)	1.66	43
25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

22.48	(22.54)	13,221	1.08	(0.50)	1.16	33
33.61	47.60	5,089	1.14	(0.54)	1.17	43
25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31

23.79	(22.32)	15,452	0.83	(0.30)	0.89	33
35.21	47.91	22,559	0.88	(0.29)	0.88	43
26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31

24.59	(22.18)	103,367	0.68	(0.15)	0.74	33
36.18	48.16	141,386	0.73	(0.14)	0.73	43
26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund (continued)
Class R6
Year Ended June 30, 2022	$36.52	$(0.01)	$(6.69)	$(6.70)	$—	$(4.94)	$(4.94)
Year Ended June 30, 2021	27.16	(0.01)	12.59	12.58	(0.10)	(3.12)	(3.22)
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	—	(0.84)	(0.84)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$24.88	(22.11)%	$5,407,723	0.58%	(0.03)%	0.64%	33%
36.52	48.28	5,754,949	0.63	(0.03)	0.63	43
27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Year Ended June 30, 2022	$62.14	$0.05	$(9.53)	$(9.48)	$—	$(4.60)	$(4.60)
Year Ended June 30, 2021	47.20	(0.03)	21.27	21.24	(0.08)	(6.22)	(6.30)
Year Ended June 30, 2020	50.52	0.13	0.78	0.91	(0.30)	(3.93)	(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Year Ended June 30, 2018	48.53	—(d)	5.89	5.89	—	(2.85)	(2.85)
Class C
Year Ended June 30, 2022	58.61	(0.25)	(8.88)	(9.13)	—	(4.60)	(4.60)
Year Ended June 30, 2021	44.95	(0.29)	20.17	19.88	—	(6.22)	(6.22)
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Class I
Year Ended June 30, 2022	63.43	0.20	(9.75)	(9.55)	(0.09)	(4.60)	(4.69)
Year Ended June 30, 2021	48.07	0.13	21.66	21.79	(0.21)	(6.22)	(6.43)
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Class R2
Year Ended June 30, 2022	61.24	(0.09)	(9.36)	(9.45)	—	(4.60)	(4.60)
Year Ended June 30, 2021	46.64	(0.18)	21.00	20.82	—	(6.22)	(6.22)
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Class R5
Year Ended June 30, 2022	63.52	0.24	(9.74)	(9.50)	—	(4.60)	(4.60)
Year Ended June 30, 2021	48.11	0.16	21.74	21.90	(0.27)	(6.22)	(6.49)
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Class R6
Year Ended June 30, 2022	63.57	0.35	(9.78)	(9.43)	(0.22)	(4.60)	(4.82)
Year Ended June 30, 2021	48.14	0.26	21.71	21.97	(0.32)	(6.22)	(6.54)
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$48.06	(16.58)%	$526,401	1.15%	0.08%	1.26%	33%
62.14	47.31	595,304	1.14	(0.05)	1.26	54
47.20	2.20	405,857	1.14	0.28	1.26	49
50.52	9.92	451,118	1.13	0.37	1.26	34
51.57	12.37	402,897	1.17	0.01	1.25	31

44.88	(17.00)	13,761	1.65	(0.44)	1.77	33
58.61	46.59	21,836	1.63	(0.56)	1.75	54
44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31

49.19	(16.37)	802,716	0.90	0.33	1.02	33
63.43	47.67	886,782	0.89	0.23	1.00	54
48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31

47.19	(16.79)	552	1.40	(0.16)	1.66	33
61.24	46.94	555	1.38	(0.33)	1.59	54
46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31

49.42	(16.24)	1	0.74	0.39	0.91	33
63.52	47.89	74	0.74	0.29	0.87	54
48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31

49.32	(16.17)	1,285,957	0.65	0.59	0.76	33
63.57	48.03	1,320,991	0.64	0.45	0.75	54
48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund
Class A
Year Ended June 30, 2022	$46.20	$(0.31)	$(11.67)	$(11.98)	$—	$(4.64)	$(4.64)
Year Ended June 30, 2021	36.43	(0.36)	15.58	15.22	—	(5.45)	(5.45)
Year Ended June 30, 2020	32.94	(0.20)	6.50	6.30	—	(2.81)	(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	—	(2.15)	(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	—	(2.14)	(2.14)
Class C
Year Ended June 30, 2022	32.69	(0.36)	(7.83)	(8.19)	—	(4.64)	(4.64)
Year Ended June 30, 2021	27.15	(0.42)	11.41	10.99	—	(5.45)	(5.45)
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	—	(2.81)	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	—	(2.15)	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	—	(2.14)	(2.14)
Class I
Year Ended June 30, 2022	55.95	(0.25)	(14.44)	(14.69)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.11	(0.28)	18.58	18.30	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	—	(2.14)	(2.14)
Class R2
Year Ended June 30, 2022	51.05	(0.47)	(13.01)	(13.48)	—	(4.64)	(4.64)
Year Ended June 30, 2021	39.90	(0.52)	17.12	16.60	—	(5.45)	(5.45)
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	—	(2.81)	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	—	(2.15)	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	—	(2.14)	(2.14)
Class R3
Year Ended June 30, 2022	54.95	(0.41)	(14.10)	(14.51)	—	(4.64)	(4.64)
Year Ended June 30, 2021	42.53	(0.43)	18.30	17.87	—	(5.45)	(5.45)
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	—	(2.14)	(2.14)
Class R4
Year Ended June 30, 2022	55.76	(0.28)	(14.37)	(14.65)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.00	(0.31)	18.53	18.22	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	—	(2.14)	(2.14)
Class R5
Year Ended June 30, 2022	57.00	(0.20)	(14.74)	(14.94)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.81	(0.21)	18.90	18.69	(0.05)	(5.45)	(5.50)
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	—	(2.14)	(2.14)
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$29.58	(28.80)%	$1,119,928	1.18%	(0.78)%	1.26%	45%
46.20	43.59	1,642,278	1.24	(0.85)	1.26	42
36.43	20.30	1,141,467	1.24	(0.62)	1.27	63
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54
30.84	18.39	934,982	1.23	(0.62)	1.30	56

19.86	(29.14)	67,482	1.68	(1.28)	1.75	45
32.69	42.84	109,845	1.74	(1.36)	1.75	42
27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56

36.62	(28.62)	1,403,485	0.91	(0.50)	1.00	45
55.95	44.02	2,003,878	0.93	(0.54)	0.99	42
43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56

32.93	(29.02)	42,153	1.47	(1.06)	1.54	45
51.05	43.24	57,273	1.49	(1.10)	1.53	42
39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56

35.80	(28.82)	36,455	1.22	(0.82)	1.25	45
54.95	43.57	70,608	1.24	(0.86)	1.24	42
42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56

36.47	(28.65)	19,437	0.97	(0.56)	1.00	45
55.76	43.92	22,947	0.99	(0.60)	0.99	42
43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56

37.42	(28.53)	448,298	0.79	(0.39)	0.85	45
57.00	44.22	730,273	0.79	(0.40)	0.84	42
43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund (continued)
Class R6
Year Ended June 30, 2022	$57.39	$(0.16)	$(14.86)	$(15.02)	$—	$(4.64)	$(4.64)
Year Ended June 30, 2021	44.07	(0.19)	19.03	18.84	(0.07)	(5.45)	(5.52)
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	—	(2.81)	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	—	(2.14)	(2.14)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$37.73	(28.47)%	$3,842,661	0.72%	(0.31)%	0.75%	45%
57.39	44.30	4,435,662	0.74	(0.35)	0.74	42
44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Year Ended June 30, 2022	$43.69	$0.24	$(2.97)	$(2.73)	$(0.16)	$(5.90)	$(6.06)
Year Ended June 30, 2021	31.12	0.17	15.09	15.26	(0.29)	(2.40)	(2.69)
Year Ended June 30, 2020	38.02	0.33	(5.35)	(5.02)	(0.33)	(1.55)	(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Class C
Year Ended June 30, 2022	41.77	0.03	(2.80)	(2.77)	—	(5.90)	(5.90)
Year Ended June 30, 2021	29.77	(0.02)	14.44	14.42	(0.02)	(2.40)	(2.42)
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Class I
Year Ended June 30, 2022	44.30	0.34	(3.02)	(2.68)	(0.24)	(5.90)	(6.14)
Year Ended June 30, 2021	31.51	0.27	15.30	15.57	(0.38)	(2.40)	(2.78)
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Class L
Year Ended June 30, 2022	44.98	0.43	(3.09)	(2.66)	(0.33)	(5.90)	(6.23)
Year Ended June 30, 2021	31.96	0.36	15.51	15.87	(0.45)	(2.40)	(2.85)
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Class R2
Year Ended June 30, 2022	41.48	0.12	(2.78)	(2.66)	(0.08)	(5.90)	(5.98)
Year Ended June 30, 2021	29.67	0.07	14.36	14.43	(0.22)	(2.40)	(2.62)
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Class R3
Year Ended June 30, 2022	43.25	0.23	(2.94)	(2.71)	(0.15)	(5.90)	(6.05)
Year Ended June 30, 2021	30.83	0.17	14.95	15.12	(0.30)	(2.40)	(2.70)
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
Class R4
Year Ended June 30, 2022	44.02	0.34	(3.00)	(2.66)	(0.17)	(5.90)	(6.07)
Year Ended June 30, 2021	31.34	0.27	15.20	15.47	(0.39)	(2.40)	(2.79)
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$34.90	(7.73)%	$1,203,015	1.18%	0.57%	1.24%	16%
43.69	51.06	1,608,828	1.22	0.46	1.23	21
31.12	(14.13)	1,171,139	1.24	0.93	1.24	18
38.02	4.12	1,662,841	1.23	1.20	1.25	11
39.24	6.20	1,967,162	1.23	0.51	1.26	13

33.10	(8.17)	61,031	1.68	0.07	1.74	16
41.77	50.32	76,078	1.72	(0.05)	1.73	21
29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13

35.48	(7.50)	2,276,870	0.93	0.81	0.98	16
44.30	51.46	3,061,126	0.97	0.72	0.98	21
31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13

36.09	(7.35)	6,586,299	0.75	1.00	0.83	16
44.98	51.76	7,839,627	0.75	0.94	0.83	21
31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13

32.84	(7.97)	59,842	1.43	0.32	1.49	16
41.48	50.69	71,087	1.48	0.21	1.49	21
29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13

34.49	(7.75)	69,915	1.18	0.56	1.23	16
43.25	51.07	88,116	1.22	0.47	1.23	21
30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13

35.29	(7.50)	22,574	0.94	0.80	0.98	16
44.02	51.47	31,938	0.97	0.70	0.98	21
31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund (continued)
Class R5
Year Ended June 30, 2022	$44.90	$0.40	$(3.06)	$(2.66)	$(0.31)	$(5.90)	$(6.21)
Year Ended June 30, 2021	31.90	0.33	15.49	15.82	(0.42)	(2.40)	(2.82)
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
Class R6
Year Ended June 30, 2022	44.96	0.46	(3.08)	(2.62)	(0.35)	(5.90)	(6.25)
Year Ended June 30, 2021	31.94	0.37	15.51	15.88	(0.46)	(2.40)	(2.86)
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$36.03	(7.35)%	$48,283	0.78%	0.94%	0.83%	16%
44.90	51.69	89,178	0.82	0.87	0.83	21
31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13

36.09	(7.26)	3,480,524	0.68	1.07	0.73	16
44.96	51.83	4,184,659	0.72	0.97	0.73	21
31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Year Ended June 30, 2022	$42.90	$0.41	$(1.67)	$(1.26)	$(0.32)	$(5.27)	$(5.59)
Year Ended June 30, 2021	29.53	0.34	14.04	14.38	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.46	0.49	(5.04)	(4.55)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2019	35.38	0.55	1.68	2.23	(0.46)	(1.69)	(2.15)
Year Ended June 30, 2018	33.40	0.35(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Class C
Year Ended June 30, 2022	42.73	0.20	(1.65)	(1.45)	(0.10)	(5.27)	(5.37)
Year Ended June 30, 2021	29.38	0.16	13.99	14.15	(0.27)	(0.53)	(0.80)
Year Ended June 30, 2020	35.29	0.32	(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38	1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Class I
Year Ended June 30, 2022	43.15	0.51	(1.68)	(1.17)	(0.40)	(5.27)	(5.67)
Year Ended June 30, 2021	29.71	0.43	14.13	14.56	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.67	0.57	(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62	1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Class L
Year Ended June 30, 2022	43.20	0.57	(1.68)	(1.11)	(0.46)	(5.27)	(5.73)
Year Ended June 30, 2021	29.73	0.49	14.14	14.63	(0.63)	(0.53)	(1.16)
Year Ended June 30, 2020	35.69	0.63	(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72	1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Class R2
Year Ended June 30, 2022	42.46	0.31	(1.65)	(1.34)	(0.29)	(5.27)	(5.56)
Year Ended June 30, 2021	29.31	0.26	13.90	14.16	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.24	0.40	(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48	1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25(f)	1.64	1.89	(0.36)	(0.35)	(0.71)
Class R3
Year Ended June 30, 2022	42.36	0.41	(1.65)	(1.24)	(0.34)	(5.27)	(5.61)
Year Ended June 30, 2021	29.21	0.33	13.88	14.21	(0.53)	(0.53)	(1.06)
Year Ended June 30, 2020	35.08	0.48	(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49	1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
Class R4
Year Ended June 30, 2022	42.92	0.50	(1.67)	(1.17)	(0.18)	(5.27)	(5.45)
Year Ended June 30, 2021	29.56	0.42	14.06	14.48	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.52	0.57	(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62	1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$36.05	(3.78)%	$1,101,144	1.07%	0.99%	1.14%	23%
42.90	49.47	1,050,569	1.13	0.94	1.14	34
29.53	(13.60)	736,715	1.14	1.45	1.16	29
35.46	7.00	1,231,325	1.14	1.59	1.25	15
35.38	7.81	1,346,080	1.17	1.01(f)	1.25	23

35.91	(4.24)	281,613	1.58	0.48	1.65	23
42.73	48.75	349,246	1.63	0.45	1.64	34
29.38	(14.04)	332,229	1.64	0.94	1.66	29
35.29	6.45	522,878	1.64	1.08	1.75	15
35.20	7.27	591,602	1.67	0.51(f)	1.75	23

36.31	(3.54)	2,039,492	0.82	1.23	0.89	23
43.15	49.86	2,326,829	0.88	1.20	0.89	34
29.71	(13.39)	2,047,640	0.89	1.70	0.90	29
35.67	7.28	2,445,747	0.89	1.76	0.99	15
35.60	8.07	2,296,056	0.92	1.26(f)	1.00	23

36.36	(3.39)	1,653,596	0.68	1.38	0.74	23
43.20	50.10	1,855,713	0.73	1.35	0.74	34
29.73	(13.26)	1,593,954	0.74	1.85	0.75	29
35.69	7.41	2,569,596	0.74	2.04	0.84	15
35.62	8.29	3,255,993	0.74	1.42(f)	0.85	23

35.56	(4.02)	292	1.33	0.77	1.49	23
42.46	49.10	194	1.38	0.73	1.54	34
29.31	(13.82)	182	1.39	1.27	1.55	29
35.24	6.72	69	1.39	1.40	2.14	15
35.22	5.54	38	1.41	0.78(f)	1.61	23

35.51	(3.78)	2,845	1.08	1.00	1.17	23
42.36	49.46	3,020	1.13	0.92	1.17	34
29.21	(13.60)	1,519	1.14	1.43	1.18	29
35.08	7.00	2,241	1.14	1.44	1.26	15
35.11	7.82	1,132	1.15	1.01(f)	1.28	23

36.30	(3.53)	118	0.84	1.20	0.89	23
42.92	49.86	1,724	0.88	1.26	0.89	34
29.56	(13.40)	32,555	0.88	1.74	0.90	29
35.52	7.27	20,538	0.89	1.79	0.99	15
35.47	8.07	17,231	0.89	1.43(f)	1.00	23
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund (continued)
Class R5
Year Ended June 30, 2022	$43.12	$0.57	$(1.69)	$(1.12)	$(0.43)	$(5.27)	$(5.70)
Year Ended June 30, 2021	29.67	0.49	14.11	14.60	(0.62)	(0.53)	(1.15)
Year Ended June 30, 2020	35.62	0.63	(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65	1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
Class R6
Year Ended June 30, 2022	43.16	0.61	(1.68)	(1.07)	(0.50)	(5.27)	(5.77)
Year Ended June 30, 2021	29.71	0.52	14.13	14.65	(0.67)	(0.53)	(1.20)
Year Ended June 30, 2020	35.67	0.66	(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71	1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54(f)	2.26	2.80	(0.46)	(0.35)	(0.81)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$36.30	(3.40)%	$1,178	0.68%	1.38%	0.74%	23%
43.12	50.12	1,365	0.73	1.41	0.74	34
29.67	(13.25)	5,529	0.74	1.85	0.75	29
35.62	7.41	8,018	0.74	1.85	0.84	15
35.57	8.25	6,114	0.76	1.41(f)	0.88	23

36.32	(3.30)	4,495,856	0.58	1.47	0.64	23
43.16	50.23	5,562,656	0.63	1.44	0.64	34
29.71	(13.18)	3,949,596	0.64	1.96	0.65	29
35.67	7.57	4,025,348	0.64	2.02	0.74	15
35.60	8.31	3,869,991	0.67	1.52(f)	0.75	23
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	67

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) was organized as a Massachusetts business trust on September 23, 1997, as an open-end management investment company.
J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”) was organized as a Maryland corporation on August 19, 1997, as an open-end management investment company.
The following are 5 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.
The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.
The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.
The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.
Class L Shares of Mid Cap Value Fund and Value Advantage Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

68	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Growth Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$12,210,496	$—	$—	$12,210,496

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,636,655	$—	$—	$2,636,655

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,054,114	$—	$—	$7,054,114

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$13,801,951	$—	$—	$13,801,951

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	69

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,654,108	$—	$—	$9,654,108

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$109,523	$(109,523)	$—
Mid Cap Equity Fund	9,131	(9,131)	—
Mid Cap Growth Fund	58,035	(58,035)	—
Mid Cap Value Fund	3,211	(3,211)	—
Value Advantage Fund	51,393	(51,393)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

70	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Growth Advantage Fund	$11
Mid Cap Equity Fund	3
Mid Cap Growth Fund	16
Mid Cap Value Fund	3
Value Advantage Fund	4
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Growth Advantage Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$159,510	$4,117,123	$4,006,818	$(64)	$(17)	$269,734	269,680	$527	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	133,201	1,392,000	1,424,001	(102)*	10	101,108	101,169	161*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	16,751	604,465	608,615	—	—	12,601	12,600	16*	—
Total	$309,462	$6,113,588	$6,039,434	$(166)	$(7)	$383,443		$704	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$64,465	$891,179	$859,154	$(31)	$5	$96,464	96,445	$258	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	52,990	289,000	334,000	(21)*	3	7,972	7,977	38*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	6,929	125,935	131,333	—	—	1,531	1,531	5*	—
Total	$124,384	$1,306,114	$1,324,487	$(52)	$8	$105,967		$301	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	71

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Mid Cap Growth Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$190,144	$2,525,981	$2,455,507	$(66)	$3	$260,555	260,503	$580	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	238,992	1,362,999	1,548,000	(144)*	17	53,864	53,897	257*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	26,765	774,842	794,730	—	—	6,877	6,877	28*	—
Total	$455,901	$4,663,822	$4,798,237	$(210)	$20	$321,296		$865	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Value Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$334,195	$2,994,740	$2,813,710	$(100)	$(9)	$515,116	515,013	$847	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	18,535	408,001	424,300	(37)*	1	2,200	2,201	33*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	3,666	239,646	242,260	—	—	1,052	1,052	5*	—
Total	$356,396	$3,642,387	$3,480,270	$(137)	$(8)	$518,368		$885	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Value Advantage Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$360,095	$3,736,948	$3,758,288	$(44)	$8	$338,719	338,651	$614	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	41,074	624,998	619,000	(22)*	3	47,053	47,081	111*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	5,968	451,028	450,739	—	—	6,257	6,257	18*	—
Total	$407,137	$4,812,974	$4,828,027	$(66)	$11	$392,029		$743	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

72	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Growth Advantage Fund
Transfer agency fees	$112	$51	$78	n/a	$2	$1	$—(a)	$3	$78	$325
Mid Cap Equity Fund
Transfer agency fees	6	1	29	n/a	1	n/a	n/a	—(a)	19	56
Mid Cap Growth Fund
Transfer agency fees	216	6	39	n/a	20	2	1	8	101	393
Mid Cap Value Fund
Transfer agency fees	77	3	35	$19	6	2	1	1	85	229
Value Advantage Fund
Transfer agency fees	45	26	47	23	—(a)	1	—(a)	—(a)	45	187

(a)	Amount rounds to less than one thousand.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	73

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$(29,807)	$48,787	$(18,980)
Mid Cap Equity Fund	—	(814)	814
Mid Cap Growth Fund	(23,035)	44,687	(21,652)
Mid Cap Value Fund	155,920	(1,485)	(154,435)
Value Advantage Fund	—	(223)	223
The reclassifications for the Funds relate primarily to certain investments and tax equalization.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2022, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

74	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Growth Advantage Fund	$516	$3
Mid Cap Equity Fund	96	—(a)
Mid Cap Growth Fund	104	1
Mid Cap Value Fund	71	—(a)
Value Advantage Fund	182	—(a)

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	75

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.04% (1)	1.54% (1)	0.79% (1)	n/a	1.30% (1)	1.05% (1)	0.80% (1)	0.65% (1)	0.55%(1)
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74	0.64
Mid Cap Growth Fund	1.14(2)	1.64(2)	0.89(2)	n/a	1.45(2)	1.20(2)	0.95(2)	0.79	0.70(2)
Mid Cap Value Fund	1.14(3)	1.64(3)	0.89(3)	0.75%(3)	1.40(3)	1.15(3)	0.90(3)	0.75(3)	0.65(3)
Value Advantage Fund	1.04(4)	1.54(4)	0.79(4)	0.75(4)	1.30(4)	1.05(4)	0.80(4)	0.65(4)	0.55(4)

(1)
Prior to November 1, 2021, the contractual expense limitation was 1.14%, 1.64%, 0.89%, 1.39%, 1.14%, n/a, n/a and n/a for Class A, Class C,
Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

(2)
Prior to November 1, 2021, the contractual expense limitation was 1.24%, n/a, 0.93%, 1.49%, n/a, 0.99% and 0.74% for Class A, Class C, Class I,
Class R2, Class R3, Class R4 and Class R6 Shares, respectively.

(3)
Prior to November 1, 2021, the contractual expense limitation was 1.24%, 1.75%, 0.99%, 1.50%, 1.25%, 1.00%, 0.85% and 0.73% for Class A,
Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

(4)
Prior to November 1, 2021, the contractual expense limitation was 1.14%, 1.64%, 0.89%, 1.39%, 1.14%, 0.89%, 0.74% and 0.64% for Class A,
Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2022 and are in place until at least February 28, 2023.
For the year ended June 30, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$4,925	$3,283	$653	$8,861	$6
Mid Cap Equity Fund	2,048	1,366	25	3,439	8
Mid Cap Growth Fund	1,609	1,066	2,090	4,765	32
Mid Cap Value Fund	4,889	3,250	2,478	10,617	72
Value Advantage Fund	3,525	2,350	339	6,214	30
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2022 were as follows:

Growth Advantage Fund	$210
Mid Cap Equity Fund	81
Mid Cap Growth Fund	211
Mid Cap Value Fund	207
Value Advantage Fund	252
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers were as follows:

Growth Advantage Fund	$2
Mid Cap Equity Fund	1

76	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

Mid Cap Growth Fund	$1
Mid Cap Value Fund	2
Value Advantage Fund	2
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2022, Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$5,401,617	$4,800,581
Mid Cap Equity Fund	1,245,305	954,747
Mid Cap Growth Fund	4,398,395	3,846,285
Mid Cap Value Fund	2,577,901	4,829,422
Value Advantage Fund	2,378,926	3,387,709
During the year ended June 30, 2022, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$8,721,668	$4,343,614	$854,786	$3,488,828
Mid Cap Equity Fund	2,255,005	550,010	168,360	381,650
Mid Cap Growth Fund	6,732,372	1,149,047	827,306	321,741
Mid Cap Value Fund	9,649,345	4,689,266	536,660	4,152,606
Value Advantage Fund	7,028,273	2,998,632	372,797	2,625,835
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	77

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$397,925	$1,774,309	$2,172,234
Mid Cap Equity Fund	39,511	187,709	227,220
Mid Cap Growth Fund	137,981	668,713	806,694
Mid Cap Value Fund	283,763	2,012,740	2,296,503
Value Advantage Fund	322,218	1,055,514	1,377,732

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$173,658	$1,159,877	$1,333,535
Mid Cap Equity Fund	34,787	182,224	217,011
Mid Cap Growth Fund	98,717	670,719	769,436
Mid Cap Value Fund	166,699	903,443	1,070,142
Value Advantage Fund	156,787	134,979	291,766

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$418,889	$3,488,829
Mid Cap Equity Fund	6,266	89,559	381,650
Mid Cap Growth Fund	—	335,005	321,742
Mid Cap Value Fund	149,662	1,027,143	4,152,606
Value Advantage Fund	72,748	580,890	2,625,835
The cumulative timing differences primarily consist of certain investments, ordinary loss deferrals, post-October loss deferrals and wash sale loss deferrals.
As of June 30, 2022, the Funds did not have any net capital loss carryforwards.
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the Funds deferred to July 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains) Short-Term
		Late Year Ordinary Loss Deferral
Growth Advantage Fund	$369,321	$13,144
Mid Cap Equity Fund	22,152	—
Mid Cap Growth Fund	274,491	15,353
Value Advantage Fund	6,581	—

78	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2022.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Funds' borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Funds did not utilize the Credit Facility during the year ended June 30, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2022, the Funds had individual shareholders and/or non-affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	13.2%	1	23.8%
Mid Cap Equity Fund	—	—	2	68.4
Mid Cap Growth Fund	—	—	2	29.3
Mid Cap Value Fund	—	—	3	44.0
Value Advantage Fund	—	—	2	25.7
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	79

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
As of June 30, 2022, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:
JPMorgan SmartRetirement Funds
Growth Advantage Fund	16.0%
Value Advantage Fund	20.1
Because Mid Cap Value Fund invests in Real Estate Investment Trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

80	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Value Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund and JPMorgan Mid Cap Growth Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Growth Advantage Fund (constituting J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund (constituting J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Mid Cap Growth Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the "Funds") as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	81

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America U.S. Holdings (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

82	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	83

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee(2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

84	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	85

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel,
Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from 2015 to
2021.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose
LLP (law firm) from March 2017 through June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 through March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

86	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	87

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$709.30	$4.45	1.05%
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class C
Actual	1,000.00	707.30	6.56	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class I
Actual	1,000.00	710.30	3.35	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R2
Actual	1,000.00	708.30	5.51	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R3
Actual	1,000.00	709.10	4.49	1.06
Hypothetical	1,000.00	1,019.54	5.31	1.06
Class R4
Actual	1,000.00	710.10	3.39	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R5
Actual	1,000.00	710.90	2.76	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	711.30	2.33	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

88	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$798.70	$5.13	1.15%
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class C
Actual	1,000.00	796.70	7.35	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class I
Actual	1,000.00	799.70	4.02	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R2
Actual	1,000.00	797.80	6.24	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R5
Actual	1,000.00	800.30	3.30	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
Class R6
Actual	1,000.00	800.70	2.90	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	699.00	4.80	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	697.30	6.94	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class I
Actual	1,000.00	699.80	3.75	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	697.80	6.10	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class R3
Actual	1,000.00	698.80	5.05	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class R4
Actual	1,000.00	699.70	4.00	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class R5
Actual	1,000.00	700.20	3.33	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	700.60	2.95	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	865.80	5.27	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	863.60	7.58	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	89

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class I
Actual	$1,000.00	$866.80	$4.12	0.89%
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class L
Actual	1,000.00	867.30	3.47	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R2
Actual	1,000.00	864.70	6.47	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R3
Actual	1,000.00	865.70	5.32	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class R4
Actual	1,000.00	866.90	4.17	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R5
Actual	1,000.00	867.60	3.47	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R6
Actual	1,000.00	868.00	3.01	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	909.40	4.92	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class C
Actual	1,000.00	907.50	7.28	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class I
Actual	1,000.00	910.70	3.74	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class L
Actual	1,000.00	911.30	3.08	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R2
Actual	1,000.00	908.30	6.15	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R3
Actual	1,000.00	909.60	4.97	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class R4
Actual	1,000.00	910.70	3.79	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R5
Actual	1,000.00	911.40	3.08	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	911.60	2.61	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

90	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	91

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022:
Dividends Received Deduction
JPMorgan Growth Advantage Fund	19.05%
JPMorgan Mid Cap Equity Fund	79.42
JPMorgan Mid Cap Growth Fund	22.03
JPMorgan Mid Cap Value Fund	92.87
JPMorgan Value Advantage Fund	62.99
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022:
Long-Term Capital Gain Distribution
JPMorgan Growth Advantage Fund	$1,774,309
JPMorgan Mid Cap Equity Fund	187,709
JPMorgan Mid Cap Growth Fund	668,713
JPMorgan Mid Cap Value Fund	2,012,740
JPMorgan Value Advantage Fund	1,055,514
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022:
Qualified Dividend Income
JPMorgan Growth Advantage Fund	$78,076
JPMorgan Mid Cap Equity Fund	31,706
JPMorgan Mid Cap Growth Fund	32,616
JPMorgan Mid Cap Value Fund	263,930
JPMorgan Value Advantage Fund	207,543
Section 199A Income
The following funds had the following amount, or maximum allowable amount, of ordinary income distributions treated as 199A dividends for the fiscal year ended June 30, 2021.
JPMorgan Mid Cap Equity Fund	$2,063

92	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2022

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾Social Security number and account balances
◾transaction history and account transactions
◾checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s),respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
◾open an account or provide contact information
◾give us your account information or pay us by check
◾make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
◾sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾affiliates from using your information to market to you
◾sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-MC-622

Annual Report
J.P. Morgan Large Cap Funds
June 30, 2022
JPMorgan Equity Focus Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Equity Premium Income Fund
JPMorgan Hedged Equity Fund
JPMorgan Hedged Equity 2 Fund
JPMorgan Hedged Equity 3 Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Research Enhanced Equity Fund
JPMorgan U.S. Sustainable Leaders Fund
JPMorgan U.S. Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 8, 2022 (Unaudited)
Dear Shareholder,

“It remains essential, in our view, that
investors consider the potential
benefits of portfolio diversification
that adapts to near-term market
conditions while cultivating long-term
opportunities.”
— Andrea L. Lisher

The global economic rebound that marked 2021 has been sapped of much of its strength in 2022 by accelerating inflation and rising interest rates, the conflict in Ukraine and the ongoing global impacts of the pandemic. The uncertain economic picture has proven to be particularly challenging for investors.
U.S. equity prices, which had largely led a decade-long rally in global equity, fell sharply in 2022 and turned in their worst first-half performance since 1970. In general, only select U.S. Treasury bonds and U.S. core fixed income saw increased investor demand amid the sell-off in equities.
In response to rising consumer and producer prices and tight labor markets, the U.S. Federal Reserve (the “Fed”) adopted an increasingly aggressive policy stance in 2022, raising its benchmark interest rate by 25 basis points in March, then by 50 basis points in May and by 75 basis points each in June and July. Meanwhile, U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and by an estimated 0.9% in the second quarter.
However, corporate earnings and revenues have largely outpaced certain investor expectations in 2022 amid sustained strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Further economic resilience was seen in labor markets, where the jobless rate remained at 3.6% from February through June.
In 2022, investors are now facing economic and market circumstances unseen in decades. In the U.S., the highest inflation rate in 40 years and the Fed’s policy response have rattled both equity and fixed income markets. Concurrently, the conflict in Ukraine has constrained both energy supplies to Europe and grain shipments to a range of nations already under economic strain. The Fed and other leading central banks have acknowledged the risks of runaway inflation and have generally pledged to employ a flexible approach to counter those risks without squelching economic growth.
It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions, while cultivating long-term opportunities. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,

Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

June 30, 2022	J.P. Morgan Large Cap Funds	1

J.P. Morgan Large Cap Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and the global economic rebound. However, equity markets in 2022 rendered their worst first-half performance since 1970.
By the end of June 2022, the S&P 500 had slumped into bear market territory – generally defined as a 20% or more decline since the last closing high. While bond markets largely underperformed equity markets throughout most of the twelve-month period, investor demand for U.S. Treasury bonds bolstered the Bloomberg U.S. Aggregate Index in the second half of the period.
 U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.
A resurgence in the pandemic, particularly the emergence of the Omicron variant of Covid-19, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained on global supply chains and became a drag on the economies of other emerging market nations.
The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward.
While the S&P 500 had a positive total return of 11.7% in the second half of 2021, the index plummeted in the first half of 2022 and its total returns for the twelve-month period was -10.6%.  Within U.S. equity markets, small cap and mid cap stocks generally declined more than large cap stocks and growth stocks declined more than value stocks.

2	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(9.08)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$179,923
INVESTMENT OBJECTIVE**
The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the communication services and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the consumer staples sector and its security selection in the information technology sector was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., ConocoPhillips and AbbVie Inc. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue, and continued sales growth. Shares of ConocoPhillips, an integrated petroleum and natural gas producer, rose amid rising global energy prices for most of the reporting period. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic.
Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc. and Capital One Financial Co. and its position in Tesla Inc. Shares of Gap, a retailer of brand name apparel, fell amid general weakness in the apparel sector and weaker-than-expected results for several quarters. Shares of Capital One Financial, a financial services provider, fell amid general weakness in financial sector stocks as the U.S. economic growth slowed in the first half of 2022. Shares of Tesla Motors, a maker of electric vehicles and battery storage systems, fell amid slowing production and sales in China and investor concerns about slowing economic growth.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the utilities and consumer staples sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.5%
2.	Apple, Inc.	5.5
3.	Alphabet, Inc., Class C	4.1
4.	AutoZone, Inc.	4.1
5.	UnitedHealth Group, Inc.	3.7
6.	Bank of America Corp.	3.6
7.	Loews Corp.	3.6
8.	Weyerhaeuser Co.	3.3
9.	Berkshire Hathaway, Inc., Class B	3.1
10.	Capital One Financial Corp.	3.0

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	22.1%
Financials	13.3
Health Care	12.9
Consumer Discretionary	11.6
Communication Services	8.0
Industrials	7.7
Energy	4.8
Materials	4.5
Real Estate	4.4
Consumer Staples	2.4
Utilities	2.2
Short-Term Investments	6.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	3

JPMorgan Equity Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 29, 2011
With Sales Charge *		(14.08)%	10.94%	12.73%
Without Sales Charge		(9.32)	12.14	13.34
CLASS C SHARES	July 29, 2011
With CDSC **		(10.79)	11.59	12.88
Without CDSC		(9.79)	11.59	12.88
Class I SHARES	July 29, 2011	(9.08)	12.43	13.62
Class R6 SHARES	October 1, 2018	(8.87)	12.64	13.73

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund Class I Shares *	(1.87)%
Russell 1000 Value Index	(6.82)%
Net Assets as of 6/30/2022 (In Thousands)	$45,971,414
INVESTMENT OBJECTIVE**
The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the industrials and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the materials and financials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in General Dynamics Corp., Raytheon Corp. and Northrop Grumman Corp.
Shares of General Dynamics, Raytheon and Northrop Grumman, each an aerospace and defense manufacturers, rose after they reported better-than-expected quarterly earnings and as the military conflict in Ukraine increased demand for military hardware across Europe.
Leading individual detractors from relative performance included the Fund’s overweight positions in PPG Industries Inc., Medtronic PLC and Gap Inc. Shares of PPG Industries, a specialty chemicals manufacturer, fell amid investor concerns about rising materials costs and supply chain disruptions. Shares of Medtronic, a medical technology manufacturer, fell after the company reported lower-than-expected revenue for its fiscal fourth quarter amid supply chain disruptions. Shares of Gap, a retailer of brand name apparel, fell amid general weakness in the apparel sector and weaker-than-expected results for several quarters.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process seeks to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	UnitedHealth Group, Inc.	3.2%
2.	Bristol-Myers Squibb Co.	2.8
3.	ConocoPhillips	2.6
4.	Raytheon Technologies Corp.	2.5
5.	Exxon Mobil Corp.	2.4
6.	Johnson & Johnson	2.2
7.	Philip Morris International, Inc.	2.1
8.	Comcast Corp., Class A	2.0
9.	Analog Devices, Inc.	1.9
10.	Bank of America Corp.	1.8

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	20.6%
Health Care	19.8
Industrials	13.6
Consumer Staples	10.0
Information Technology	8.4
Energy	8.0
Consumer Discretionary	5.9
Utilities	4.1
Communication Services	2.9
Materials	2.8
Real Estate	2.4
Short-Term Investments	1.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	5

JPMorgan Equity Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		(7.24)%	8.22%	10.61%
Without Sales Charge		(2.10)	9.39	11.22
CLASS C SHARES	November 4, 1997
With CDSC **		(3.63)	8.85	10.77
Without CDSC		(2.63)	8.85	10.77
Class I SHARES	July 2, 1987	(1.87)	9.68	11.50
Class R2 SHARES	February 28, 2011	(2.36)	9.12	10.93
Class R3 SHARES	September 9, 2016	(2.10)	9.40	11.22
Class R4 SHARES	September 9, 2016	(1.91)	9.66	11.50
Class R5 SHARES	February 28, 2011	(1.72)	9.85	11.70
Class R6 SHARES	January 31, 2012	(1.62)	9.95	11.78

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Index Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(10.81)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$7,257,784
INVESTMENT OBJECTIVE**
The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended June 30, 2022, the Fund’s Class I Shares largely performed in line with the Benchmark, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s investment objective and indexing strategy, as the Fund looks to generate returns that are comparable to those of the Benchmark.
U.S. equity markets provided negative returns for the period amid rising interest rates, accelerating inflation, pandemic lockdowns across China and Russia’s invasion of Ukraine.
During the period, the information technology and consumer discretionary sectors were leading detractors from performance for the Fund and the Benchmark, while the energy and health care sectors were leading contributors to performance.
HOW WAS THE FUND POSITIONED?
Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	6.5%
2.	Microsoft Corp.	6.0
3.	Amazon.com, Inc.	2.9
4.	Alphabet, Inc., Class A	2.0
5.	Alphabet, Inc., Class C	1.9
6.	Tesla, Inc.	1.8
7.	Berkshire Hathaway, Inc., Class B	1.5
8.	UnitedHealth Group, Inc.	1.5
9.	Johnson & Johnson	1.5
10.	NVIDIA Corp.	1.2

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.6%
Health Care	15.1
Financials	10.8
Consumer Discretionary	10.4
Communication Services	8.8
Industrials	7.8
Consumer Staples	6.9
Energy	4.3
Utilities	3.1
Real Estate	2.9
Materials	2.6
Short-Term Investments	0.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	7

JPMorgan Equity Index Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		(15.69)%	9.64%	11.84%
Without Sales Charge		(11.02)	10.83	12.45
CLASS C SHARES	November 4, 1997
With CDSC **		(12.55)	10.16	11.83
Without CDSC		(11.55)	10.16	11.83
Class I SHARES	July 2, 1991	(10.81)	11.10	12.73
Class R6 SHARES	September 1, 2016	(10.67)	11.27	12.83

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P
500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(0.73)%
S&P 500 Index	(10.62)%
ICE BofAML 3-Month US Treasury Bill Index	0.17%
Net Assets as of 6/30/2022 (In Thousands)	$3,610,591
INVESTMENT OBJECTIVE**
The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) and underperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the materials sector were leading detractors from relative performance.
Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight positions in PayPal Holdings Inc. and Meta Platform Inc., and its overweight position in Progressive Corp. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Meta Platforms, the parent of
Facebook Inc., fell after the company reported weaker-than-expected earnings for the fourth quarter of 2021 and issued a weaker-than-expected revenue forecast. Shares of Progressive, a property and casualty insurance provider, rose amid monthly increases in the company’s net premiums.
Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc.,  Tesla Inc. and Alphabet Inc. Shares of Apple, a provider of computers, mobile devices and related services, rose amid record earnings and revenue in the second half of 2021 and continued strong demand for mobile phones during the period. Shares of Tesla, a producer of electric vehicles and battery systems, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly revenue and earnings during the period.
HOW WAS THE FUND POSITIONED?
The Fund seeks to generate income through a combination of selling options, investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

June 30, 2022	J.P. Morgan Large Cap Funds	9

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

ELN	Equity-Linked Note
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Canadian Imperial Bank of Commerce, ELN, 68.70%, 7/11/2022, (linked to S&P 500 Index) (Canada)	1.7%
2.	Progressive Corp. (The)	1.7
3.	Credit Suisse AG, ELN, 67.80%, 7/8/2022, (linked to S&P 500 Index) (Switzerland)	1.7
4.	AbbVie, Inc.	1.6
5.	Bristol-Myers Squibb Co.	1.6
6.	UnitedHealth Group, Inc.	1.6
7.	Credit Suisse AG, ELN, 65.60%, 7/18/2022, (linked to S&P 500 Index) (Switzerland)	1.6
8.	Coca-Cola Co. (The)	1.6
9.	Societe Generale SA, ELN, 64.80%, 7/15/2022, (linked to S&P 500 Index)	1.6
10.	BNP Paribas, ELN, 79.00%, 8/5/2022, (linked to S&P 500 Index)	1.6

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	12.9%
Consumer Staples	11.9
Industrials	11.6
Information Technology	10.8
Financials	9.5
Utilities	8.3
Consumer Discretionary	4.7
Communication Services	4.5
Materials	3.4
Real Estate	2.8
Energy	2.7
Other	14.7
Short-Term Investments	2.2

10	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge *		(6.22)%	5.76%
Without Sales Charge		(1.05)	7.26
CLASS C SHARES	August 31, 2018
With CDSC **		(2.54)	6.73
Without CDSC		(1.54)	6.73
Class I SHARES	August 31, 2018	(0.73)	7.53
Class R5 SHARES	August 31, 2018	(0.66)	7.67
Class R6 SHARES	August 31, 2018	(0.49)	7.80

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (8/31/18 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2018.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 31, 2018 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	11

JPMorgan Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(5.79)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$16,494,334
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Adobe Inc., and its overweight position in Alphabet Inc. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued consecutive weaker-than-expected quarterly forecasts during the period. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly revenue and earnings during the period.
Leading individual detractors from relative performance included the Fund’s overweight positions in Stanley Black & Decker Inc. and Lam Research Corp. and its underweight position in Pfizer Inc. Shares of Stanley Black & Decker, a power tools manufacturer, fell after the company reported consecutive quarters of lower-than-expected revenue and lowered its forecast for the sale of some of its business lines. Shares of Lam Research, a maker of semiconductor manufacturing equipment, fell amid decreased global demand for semiconductors and further potential U.S. restrictions on technology sales to the Chinese semiconductor industry. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.8%
2.	Apple, Inc.	6.5
3.	Amazon.com, Inc.	3.1
4.	S&P 500 Index.	3.0
5.	Alphabet, Inc., ClassA	2.6
6.	Alphabet, Inc., ClassC	1.9
7.	UnitedHealth Group, Inc.	1.8
8.	Tesla, Inc.	1.6
9.	Visa, Inc., ClassA	1.5
10.	Berkshire Hathaway, Inc.,	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	25.7%
Health Care	14.9
Consumer Discretionary	11.0
Financials	10.3
Communication Services	8.4
Industrials	8.0
Consumer Staples	6.3
Energy	4.2
Utilities	3.0
Put Options Purchased	3.0
Real Estate	2.7
Materials	2.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge *		(10.92)%	5.52%	6.08%
Without Sales Charge		(6.00)	6.66	6.75
CLASS C SHARES	December 13, 2013
With CDSC **		(7.49)	6.13	6.25
Without CDSC		(6.49)	6.13	6.25
Class I SHARES	December 13, 2013	(5.79)	6.93	7.02
Class R5 SHARES	December 13, 2013	(5.64)	7.08	7.20
Class R6 SHARES	December 13, 2013	(5.54)	7.19	7.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (12/13/13 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on December 13, 2013.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from December 13, 2013 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	13

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(6.22)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$5,623,467
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 2 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the pharmaceutical/medical technology and the financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the basic materials and telecommunication sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Adobe Inc., and its overweight position in Alphabet Inc. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued consecutive weaker-than-expected quarterly forecasts during the period. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly revenue and earnings during the period.
Leading individual detractors from relative performance included the Fund’s overweight positions in Stanley Black & Decker Inc. and Lam Research Corp. and its underweight position in Pfizer Inc. Shares of Stanley Black & Decker, a power tools manufacturer, fell after the company reported consecutive quarters of lower-than-expected revenue and lowered its forecast for the sale of some of its business lines. Shares of Lam Research, a maker of semiconductor manufacturing equipment, fell amid decreased global demand for semiconductors and further potential U.S. restrictions on technology sales to the Chinese semiconductor industry. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.4%
2.	Apple, Inc.	6.1
3.	S&P 500 Index 7/29/2022 at USD 3,910.00, European Style	4.4
4.	Amazon.com, Inc.	3.0
5.	Alphabet, Inc., Class A	2.4
6.	Alphabet, Inc., Class C	1.8
7.	UnitedHealth Group, Inc.	1.7
8.	Tesla, Inc.	1.5
9.	Visa, Inc., Class A	1.4
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	24.3%
Health Care	14.0
Consumer Discretionary	10.4
Financials	9.8
Communication Services	8.0
Industrials	7.7
Consumer Staples	6.0
Put Options Purchased	4.4
Energy	4.0
Utilities	2.8
Real Estate	2.6
Materials	2.3
Short-Term Investments	3.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge *		(11.37)%	(4.20)%
Without Sales Charge		(6.49)	(0.28)
CLASS C SHARES	February 26, 2021
With CDSC **		(7.90)	(0.74)
Without CDSC		(6.90)	(0.74)
Class I SHARES	February 26, 2021	(6.22)	0.00
Class R5 SHARES	February 26, 2021	(6.10)	0.12
Class R6 SHARES	February 26, 2021	(6.01)	0.25

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (2/26/21 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 2 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	15

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(9.58)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$2,851,293
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 3 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the pharmaceutical/medical technology and the financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the basic materials and telecommunication sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Adobe Inc., and its overweight position in Alphabet Inc. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued consecutive weaker-than-expected quarterly forecasts during the period. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly revenue and earnings during the period.
Leading individual detractors from relative performance included the Fund’s overweight positions in Stanley Black & Decker Inc. and Lam Research Corp. and its underweight position in Pfizer Inc. Shares of Stanley Black & Decker, a power tools manufacturer, fell after the company reported consecutive quarters of lower-than-expected revenue and lowered its forecast for the sale of some of its business lines. Shares of Lam Research, a maker of semiconductor manufacturing equipment, fell amid decreased global demand for semiconductors and further potential U.S. restrictions on technology sales to the Chinese semiconductor industry. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.5%
2.	Apple, Inc.	6.2
3.	S&P 500 Index 8/31/2022 at USD 3,905.00, European Style	5.4
4.	Amazon.com, Inc.	3.0
5.	Alphabet, Inc., Class A	2.4
6.	Alphabet, Inc., Class C	1.9
7.	UnitedHealth Group, Inc.	1.8
8.	Tesla, Inc.	1.5
9.	Visa, Inc., Class A	1.4
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	24.5%
Health Care	14.1
Consumer Discretionary	10.5
Financials	9.9
Communication Services	8.1
Industrials	7.7
Consumer Staples	6.0
Put Options Purchased	5.4
Energy	4.0
Utilities	2.8
Real Estate	2.6
Materials	2.3
Short-Term Investments	2.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge *		(14.50)%	(6.76)%
Without Sales Charge		(9.78)	(2.94)
CLASS C SHARES	February 26, 2021
With CDSC **		(11.28)	(3.43)
Without CDSC		(10.28)	(3.43)
Class I SHARES	February 26, 2021	(9.58)	(2.69)
Class R5 SHARES	February 26, 2021	(9.41)	(2.54)
Class R6 SHARES	February 26, 2021	(9.33)	(2.45)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (2/26/21 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 3 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	17

JPMorgan Large Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(20.49)%
Russell 1000 Growth Index	(18.77)%
Net Assets as of 6/30/2022 (In Thousands)	$31,346,698
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection and underweight positions in both the information technology and communication services sectors were leading detractors from performance relative to the Benchmark, while the Fund’s overweight position and security selection in the health care sector and its security selection in the consumer discretionary sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Snap Inc., its underweight positions in Apple Inc. and its overweight position in Carvana Co. Shares of Snap, an online camera platform and social media provider, fell after the company reported lower-than-expected quarterly results and forecast weakness in cash flow and revenue in 2022. Shares of Apple, a provider of computers, mobile devices and related services, rose amid record earnings and revenue in the second half of 2021 and continued strong demand for mobile phones during the period. Shares of Carvana, an automobile retailer, fell after the company reported a wider-than-expected loss for its first quarter and amid general weakness in e-commerce sector stocks in the second half of the period.
Leading individual contributors to relative performance included the Fund’s overweight positions in McKesson Corp. and AutoZone Inc., and its underweight position in Amazon.com Inc. Shares of McKesson, a provider of pharmaceuticals, health care products and services, rose as the company moved to settle state legal claims stemming from the opioid addiction epidemic and as investors sought defensive sectors, including consumer staples, in response to the market selloff in the first half of 2022. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and revenue for its third fiscal quarter and forecast sales growth. Shares of Amazon.com, an online retailer and services provider, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021 and as investor demand shifted to value stocks and away from the largest capitalization stocks in the first half of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	9.3%
2.	Microsoft Corp.	9.0
3.	Alphabet, Inc., Class C	6.7
4.	Tesla, Inc.	3.7
5.	AbbVie, Inc.	3.7
6.	AutoZone, Inc.	3.1
7.	Coca-Cola Co. (The)	2.9
8.	McKesson Corp.	2.7
9.	Deere & Co.	2.7
10.	Lowe's Cos., Inc.	2.6

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	32.1%
Health Care	18.0
Consumer Discretionary	14.4
Industrials	7.5
Communication Services	7.2
Financials	6.8
Consumer Staples	4.1
Materials	2.0
Energy	1.9
Short-Term Investments	6.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge *		(24.85)%	15.02%	14.34%
Without Sales Charge		(20.68)	16.27	14.96
CLASS C SHARES	November 4, 1997
With CDSC **		(22.07)	15.69	14.50
Without CDSC		(21.07)	15.69	14.50
Class I SHARES	February 28, 1992	(20.49)	16.55	15.20
Class R2 SHARES	November 3, 2008	(20.88)	15.97	14.67
Class R3 SHARES	September 9, 2016	(20.68)	16.26	14.94
Class R4 SHARES	September 9, 2016	(20.48)	16.55	15.20
Class R5 SHARES	April 14, 2009	(20.37)	16.73	15.39
Class R6 SHARES	November 30, 2010	(20.29)	16.85	15.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	19

JPMorgan Large Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(5.04)%
Russell 1000 Value Index	(6.82)%
Net Assets as of 6/30/2022 (In Thousands)	$3,196,018
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and financials sectors was a leading contributor to relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Alcoa Corp. and Vertex Pharmaceuticals Inc. and its out-of-Benchmark position in AbbVie Inc. Shares of Alcoa, an aluminum producer, rose after the company reported better-than-expected earnings and revenue for both the first quarters of 2022. Shares of Vertex Pharmaceuticals, a drug development company, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021 and reported progress in its product development pipeline. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic.
Leading individual detractors from relative performance included the Fund’s overweight positions in Zimmer Biomet Holdings Inc., Royal Caribbean Cruises Ltd. and US Foods Holding Corp. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2021 and issued a lower-than-expected earnings forecast for 2022. Shares of Royal Caribbean Cruises, a cruise ship operator, fell amid investor concerns that slowing economic growth and rising inflation would hurt the travel and hospitality sectors. Shares of U.S. Foods Holding, a distributor of goods to the food services industry, fell after the company reported lower-than-expected earnings for the fourth quarter of 2021.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Bristol-Myers Squibb Co.	4.5%
2.	Wells Fargo & Co.	3.3
3.	Chevron Corp.	3.2
4.	Raytheon Technologies Corp.	3.0
5.	Centene Corp.	2.9
6.	Comcast Corp., Class A	2.8
7.	Hess Corp.	2.7
8.	Exxon Mobil Corp.	2.5
9.	AbbVie, Inc.	2.4
10.	Vertex Pharmaceuticals, Inc.	2.3

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	24.4%
Financials	17.8
Energy	10.5
Industrials	10.3
Consumer Staples	7.5
Utilities	5.7
Real Estate	5.0
Information Technology	4.7
Communication Services	4.3
Materials	3.2
Consumer Discretionary	2.5
Short-Term Investments	4.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

20	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		(10.18)%	7.40%	11.88%
Without Sales Charge		(5.22)	8.57	12.49
CLASS C SHARES	March 22, 1999
With CDSC **		(6.75)	8.03	12.03
Without CDSC		(5.75)	8.03	12.03
Class I SHARES	March 1, 1991	(5.04)	8.83	12.70
Class R2 SHARES	November 3, 2008	(5.50)	8.29	12.19
Class R3 SHARES	October 1, 2018	(5.26)	8.56	12.48
Class R4 SHARES	October 1, 2018	(4.95)	8.85	12.71
Class R5 SHARES	May 15, 2006	(4.84)	9.01	12.91
Class R6 SHARES	November 30, 2010	(4.78)	9.11	12.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	21

JPMorgan U.S. Applied Data Science Value Fund
(formerly known as JPMorgan Intrepid Value Fund)
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(3.84)%
Russell 1000 Value Index	(6.82)%
Net Assets as of 6/30/2022 (In Thousands)	$196,498
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Applied Data Science Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and materials sectors was the sole detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Northrop Grumman Corp. and O’Reilly Automotive Inc. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue and continued sales growth. Shares of Northrop Grumman, an aerospace and defense company, rose amid better-than-expected quarterly earnings and investor expectations that the defense sector will benefit from U.S. deliveries of military hardware to Ukraine’s military. Share of O’Reilly Automotive, an auto parts retailer, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021.
Leading individual detractors from relative performance included the Fund’s overweight positions in Medtronic PLC and T. Rowe Price Group Inc., and its underweight position in Pfizer Inc. Shares of Medtronic, a medical technology manufacturer, fell after the company reported lower-than-expected revenue for its fiscal fourth quarter amid supply chain disruptions. Shares of T. Rowe Price Group, a financial services provider, fell as financial market volatility in the first half of 2022 led to a decline in the company’s assets under management. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a data science driven investment approach that combines research, data insights and risk management. The portfolio managers utilize proprietary techniques to process, analyze and combine a wide variety of data sources, including a multi-decade history of proprietary fundamental research, company fundamentals and alternative data.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	NextEra Energy, Inc.	2.8%
2.	Bristol-Myers Squibb Co.	2.7
3.	ConocoPhillips	2.6
4.	Prologis, Inc.	2.3
5.	Verizon Communications, Inc.	2.3
6.	Coca-Cola Co. (The)	2.2
7.	Alphabet, Inc., Class C	2.1
8.	Bank of America Corp.	2.1
9.	Meta Platforms, Inc., Class A	2.1
10.	Wells Fargo & Co.	2.0

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	19.4%
Health Care	17.4
Industrials	11.7
Communication Services	8.3
Energy	8.0
Consumer Staples	7.4
Information Technology	7.0
Utilities	6.4
Consumer Discretionary	5.9
Real Estate	3.9
Materials	3.1
Short-Term Investments	1.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		(9.12)%	7.07%	9.86%
Without Sales Charge		(4.07)	8.23	10.45
CLASS C SHARES	February 19, 2005
With CDSC **		(5.54)	7.70	10.02
Without CDSC		(4.54)	7.70	10.02
Class I SHARES	February 28, 2003	(3.84)	8.48	10.67
Class R2 SHARES	November 3, 2008	(4.41)	7.92	10.16
Class R5 SHARES	May 15, 2006	(3.79)	8.63	10.85
Class R6 SHARES	November 30, 2010	(3.70)	8.73	10.93

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Applied Data Science Value Fund and the Russell 1000 Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	23

JPMorgan U.S. Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(9.63)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$18,606,909
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in both the pharmaceutical/medical technology and consumer cyclical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the basic materials sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Alphabet Inc, AbbVie Inc. and Northrop Grumman Corp. Shares of Alphabet, parent company of Google, rose amid continued growth in quarterly revenue and earnings during the period. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic. Shares of Northrop Grumman, an aerospace and defense company, rose amid better-than-expected quarterly earnings and investor expectations that the defense sector will benefit from U.S. deliveries of military hardware to Ukraine’s military.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Shopify Inc. and Snap Inc. and its overweight position in PPG Industries Inc.
Shares of Shopify, an internet retailing platform operator, fell amid weakness among e-commerce stocks and after the company reported lower-than-expected earnings and revenue for the first quarter of 2022. Shares of Snap, an online camera platform and social media provider, fell after the company reported lower-than-expected quarterly results and forecast weakness in cash flow and revenue in 2022. Shares of PPG Industries, a specialty chemicals manufacturer, amid investor concerns about rising materials costs and supply chain disruptions.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.0%
2.	Alphabet, Inc., Class A	6.0
3.	Apple, Inc.	4.7
4.	AbbVie, Inc.	3.7
5.	Amazon.com, Inc.	3.7
6.	NextEra Energy, Inc.	3.2
7.	McDonald's Corp.	3.2
8.	Prologis, Inc.	3.0
9.	Bristol-Myers Squibb Co.	2.9
10.	NXP Semiconductors NV (China)	2.7

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	20.6%
Health Care	15.3
Consumer Discretionary	12.8
Industrials	12.2
Financials	10.2
Communication Services	9.4
Utilities	4.8
Materials	3.4
Energy	3.0
Real Estate	3.0
Consumer Staples	2.1
Short-Term Investments	3.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge *		(14.76)%	10.86%	12.83%
Without Sales Charge		(10.04)	12.06	13.44
CLASS C SHARES	September 10, 2001
With CDSC **		(11.44)	11.52	12.98
Without CDSC		(10.44)	11.52	12.98
Class I SHARES	September 10, 2001	(9.83)	12.34	13.68
Class L SHARES	September 17, 1993	(9.63)	12.52	13.85
Class R2 SHARES	November 3, 2008	(10.28)	11.78	13.15
Class R3 SHARES	September 9, 2016	(10.04)	12.07	13.43
Class R4 SHARES	September 9, 2016	(9.80)	12.34	13.68
Class R5 SHARES	May 15, 2006	(9.68)	12.52	13.88
Class R6 SHARES	November 30, 2010	(9.56)	12.64	13.97

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	25

JPMorgan U.S. GARP Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(17.25)%
Russell 1000 Growth Index	(18.77)%
Net Assets as of 6/30/2022 (In Thousands)	$976,149
INVESTMENT OBJECTIVE**
The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrials and communication services sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight position in PayPal Holdings Inc. and its overweight positions in O’Reilly Automotive Inc. and AbbVie Inc. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of O’Reilly Automotive, an auto parts retailer, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic.
Leading individual detractors from relative performance included the Fund’s overweight positions in Lyft Inc. and Altice USA Inc., and its underweight position in Eli Lilly & Co. Shares of Lyft, a ride-hailing business, fell amid general weakness in the ride-hailing business and after the company issued a weaker-than-expected forecast for the second quarter of 2022. Shares of Altice USA, a communication services and media provider, fell amid a general decline in consumer demand for broadcast television programming and investor concerns about its impact on company earnings and revenue. Shares of Eli Lilly, a pharmaceuticals maker, rose as several of the company’s drug candidates earned or advanced toward regulatory approval in the U.S. and Europe.
HOW WAS THE FUND POSITIONED?
The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	10.4%
2.	Apple, Inc.	9.7
3.	Amazon.com, Inc.	5.2
4.	Mastercard, Inc., Class A	3.2
5.	Tesla, Inc.	3.0
6.	Alphabet, Inc., Class A	2.7
7.	UnitedHealth Group, Inc.	2.7
8.	Alphabet, Inc., Class C	2.6
9.	AbbVie, Inc.	2.4
10.	Intuit, Inc.	1.5

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	40.0%
Consumer Discretionary	16.3
Health Care	13.1
Communication Services	8.1
Industrials	6.6
Consumer Staples	4.7
Financials	2.3
Real Estate	2.1
Energy	1.6
Materials	1.2
Short-Term Investments	4.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

26	J.P. Morgan Large Cap Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		(21.80)%	10.53%	12.67%
Without Sales Charge		(17.46)	11.72	13.28
CLASS C SHARES	February 19, 2005
With CDSC **		(18.87)	11.17	12.83
Without CDSC		(17.87)	11.17	12.83
Class I SHARES	February 28, 2003	(17.25)	12.00	13.56
Class R2 SHARES	November 3, 2008	(17.66)	11.44	13.00
Class R5 SHARES	May 15, 2006	(17.12)	12.17	13.76
Class R6 SHARES	November 2, 2015	(17.03)	12.29	13.83

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Large Cap Funds	27

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(12.70)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$1,637,070
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve  months ended June 30, 2022.
The Fund’s allocation to the media sector and its security selection in the auto & transportation sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in both the pharmaceutical/medical technology and the health services & systems sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Lyft Inc. and Shopify Inc., and its overweight position in NXP Semiconductors NV. Shares of Lyft, a ride-hailing business, fell amid general weakness in the ride-hailing business and after the company issued a weaker-than-expected forecast for the second quarter of 2022. Shares of Shopify, an online retailing platform operator, fell amid weakness among e-commerce stocks and after the company reported lower-than-expected earnings and revenue for the first quarter of 2022. Shares of NXP Semiconductors, a semiconductor manufacturer, fell amid investor concern about slowing demand from the automotive industry.
Leading individual contributors to relative performance included the Fund’s overweight positions in AbbVie Inc. and Alphabet Inc., and its underweight position in Moderna Inc. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic. Shares of Alphabet, parent company of Google, rose amid continued growth in quarterly revenue and earnings during the period. Shares of Moderna, a pharmaceuticals manufacturer, fell in the second half of the period amid investor concerns about potentially declining demand for Covid-19 vaccines.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 123% to 23%.
TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.6%
2.	Amazon.com, Inc.	3.9
3.	Apple, Inc.	3.6
4.	Mastercard, Inc., Class A	3.5
5.	Alphabet, Inc., Class A	3.1
6.	UnitedHealth Group, Inc.	2.9
7.	NXP Semiconductors NV (China)	2.4
8.	AbbVie, Inc.	2.1
9.	Wells Fargo & Co.	1.9
10.	Thermo Fisher Scientific, Inc.	1.6

28	J.P. Morgan Large Cap Funds	June 30, 2022

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Intel Corp.	4.2%
2.	Enbridge, Inc.	3.4
3.	Omnicom Group, Inc.	3.3
4.	3M Co.	3.2
5.	Clorox Co. (The)	2.3
6.	Paramount Global, Class B	2.2
7.	Capital One Financial Corp.	2.0
8.	General Electric Co.	2.0
9.	Moderna, Inc.	1.9
10.	CH Robinson Worldwide, Inc.	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	23.9%
Health Care	16.5
Industrials	12.8
Consumer Discretionary	10.7
Financials	8.2
Communication Services	7.9
Consumer Staples	6.1
Energy	5.0
Utilities	3.4
Materials	2.7
Real Estate	2.5
Short-Term Investments	0.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	22.8%
Information Technology	16.1
Consumer Staples	11.0
Communication Services	9.4
Financials	8.8
Energy	7.2
Utilities	6.5
Health Care	6.2
Real Estate	5.2
Consumer Discretionary	4.6
Materials	2.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	29

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge *		(17.48)%	9.66%	12.28%
Without Sales Charge		(12.89)	10.85	12.88
CLASS C SHARES	November 1, 2005
With CDSC **		(14.31)	10.30	12.43
Without CDSC		(13.31)	10.30	12.43
Class I SHARES	November 1, 2005	(12.70)	11.12	13.16
Class R2 SHARES	November 3, 2008	(13.23)	10.46	12.55
Class R5 SHARES	May 15, 2006	(12.65)	11.19	13.31
Class R6 SHARES	November 1, 2017	(12.58)	11.29	13.36

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(10.13)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$6,751,038
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Benchmark for the twelve months ended June 30, 2022.
The Fund’s security selection in the health care and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the telecommunications and utilities sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Adobe Inc., and its overweight position in Progressive Corp. Shares of PayPal Holdings, a digital payments platform provider, fell amid general weakness in financial technology stocks. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued consecutive weaker-than-expected quarterly forecasts during the period. Shares of Progressive, a property and casualty insurance provider, rose amid monthly increases in the company’s net premiums.
Leading individual detractors from relative performance included the Fund’s overweight positions in Stanley Black & Decker Inc. and T. Rowe Price Group Inc., and its underweight position in Pfizer Inc. Shares of Stanley Black & Decker, a power tools manufacturer, fell after the company reported consecutive quarters of lower-than-expected revenue and lowered its forecast for the sale of some of its business lines. Shares of T. Rowe Price Group, a financial services provider, fell as financial market volatility in the first half of 2022 led to a decline in the company’s assets under management. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.9%
2.	Apple, Inc.	6.6
3.	Amazon.com, Inc.	3.2
4.	Alphabet, Inc., Class A	2.6
5.	Alphabet, Inc., Class C	2.0
6.	UnitedHealth Group, Inc.	1.9
7.	Tesla, Inc.	1.6
8.	Visa, Inc., Class A	1.5
9.	Berkshire Hathaway, Inc., Class B	1.5
10.	AbbVie, Inc.	1.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.0%
Health Care	15.1
Consumer Discretionary	11.1
Financials	10.4
Communication Services	8.5
Industrials	8.2
Consumer Staples	6.4
Energy	4.2
Utilities	3.0
Real Estate	2.8
Materials	2.5
Short-Term Investments	1.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	31

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge *		(15.07)%	10.28%	11.99%
Without Sales Charge		(10.33)	11.48	12.60
Class I SHARES	September 10, 2001	(10.13)	11.76	12.88
Class R6 SHARES	March 24, 2003	(10.05)	11.87	13.06

*	Sales Charge for Class A Shares is 5.25%.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(14.15)%
S&P 500 Index	(10.62)%
Net Assets as of 6/30/2022 (In Thousands)	$185,406
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund had no holdings in the energy sector, which was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the consumer discretionary sector also detracted from relative performance.  The Fund’s security selection in the communication services and utilities sectors was a leading contributor to relative performance.
Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Tesla Inc. and Alphabet Inc. and its out-of-Benchmark position in Itron Inc. Shares of Tesla, a producer of electric vehicles and battery systems, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of Alphabet, parent company of Google, rose amid continued growth in quarterly revenue earnings during the period. Shares of Itron, a provider of technology and services for water and energy utilities, fell after the company reported consecutive quarters of lower-than-expected revenue.
Leading individual contributors to performance relative to the Benchmark included Amazon.com Inc., PayPal Holdings Inc. and Meta Platforms Inc., none of which were held by the Fund. Shares of Amazon.com, an online retailer and services provider, fell as investor demand shifted to value stocks and away from the largest capitalization stocks in the first half of 2022. Shares of PayPal Holdings, a digital payments platform provider, fell amid general weakness in financial technology stocks. Shares of Meta Platforms, the parent of Facebook Inc., fell after the company reported weaker-than-expected earnings for the fourth quarter of 2021 and issued a weaker-than-expected revenue forecast.
HOW WAS THE FUND POSITIONED?
During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.1%
2.	Apple, Inc.	5.6
3.	Alphabet, Inc., Class A	3.8
4.	Mastercard, Inc., Class A	3.4
5.	UnitedHealth Group, Inc.	2.9
6.	Bristol-Myers Squibb Co.	2.8
7.	Merck & Co., Inc.	2.8
8.	Costco Wholesale Corp.	2.6
9.	Thermo Fisher Scientific, Inc.	2.5
10.	Bank of America Corp.	2.5

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.9%
Health Care	18.6
Financials	13.5
Industrials	10.0
Consumer Discretionary	7.8
Communication Services	7.4
Consumer Staples	4.6
Real Estate	3.9
Utilities	3.7
Materials	2.1
Short-Term Investments	1.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	33

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		(18.85)%	8.99%	11.65%
Without Sales Charge		(14.36)	10.17	12.25
CLASS C SHARES	February 19, 2005
With CDSC **		(15.77)	9.62	11.80
Without CDSC		(14.77)	9.62	11.80
Class I SHARES	February 28, 2003	(14.15)	10.44	12.53
Class R6 SHARES	September 30, 2020	(14.09)	10.46	12.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

34	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(4.04)%
Russell 1000 Value Index	(6.82)%
Net Assets as of 6/30/2022 (In Thousands)	$2,814,328
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the industrials and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and materials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Northrop Grumman Corp. and General Dynamics Corp. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue and continued sales growth. Shares of Northrop Grumman and General Dynamics, both aerospace and defense manufacturers, rose after they reported better-than-expected quarterly earnings and as the military conflict in Ukraine increased demand for military hardware across Europe.
Leading individual detractors from relative performance included the Fund’s overweight positions in T. Rowe Price Group Inc., BlackRock Inc. and Citigroup Inc. Shares of T. Rowe Price Group, a financial services provider, fell as financial market volatility in the first half of 2022 led to a decline in the company’s assets under management. Shares of BlackRock and Citigroup, both financial services providers, fell in the second half of the period as they exited operations in Russia in response to U.S. financial sanctions and amid investor concerns about slowing economic growth.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	UnitedHealth Group, Inc.	2.6%
2.	ConocoPhillips	2.5
3.	Bristol-Myers Squibb Co.	2.4
4.	Wells Fargo & Co.	2.2
5.	Exxon Mobil Corp.	2.1
6.	Johnson & Johnson	1.9
7.	Raytheon Technologies Corp.	1.8
8.	Berkshire Hathaway, Inc., Class B	1.8
9.	BlackRock, Inc.	1.7
10.	EOG Resources, Inc.	1.7

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	23.9%
Health Care	19.4
Industrials	12.0
Consumer Discretionary	8.6
Energy	7.6
Information Technology	6.8
Consumer Staples	5.8
Communication Services	4.5
Materials	3.7
Utilities	3.6
Real Estate	1.4
Short-Term Investments	2.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2022	J.P. Morgan Large Cap Funds	35

JPMorgan U.S. Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge *		(9.08)%	8.36%	11.13%
Without Sales Charge		(4.04)	9.53	11.73
CLASS C SHARES	January 2, 1998
With CDSC **		(5.52)	8.99	11.28
Without CDSC		(4.52)	8.99	11.28
Class I SHARES	January 25, 1996	(3.80)	9.81	12.01
Class R2 SHARES	November 2, 2015	(4.29)	9.26	11.55
Class R3 SHARES	July 31, 2017	(4.06)	9.54	11.73
Class R4 SHARES	July 31, 2017	(3.81)	9.81	12.01
Class R5 SHARES	November 2, 2015	(3.67)	9.98	12.13
Class R6 SHARES	November 2, 2015	(3.56)	10.08	12.19

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from
June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

36	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.3%
Air Freight & Logistics — 2.5%
FedEx Corp.	20	4,442
Automobiles — 2.7%
Tesla, Inc. *	7	4,908
Banks — 3.7%
Bank of America Corp.	214	6,665
Biotechnology — 4.6%
AbbVie, Inc.	31	4,798
Regeneron Pharmaceuticals, Inc. *	6	3,529
		8,327
Building Products — 1.2%
Trane Technologies plc	16	2,075
Construction & Engineering — 1.8%
Quanta Services, Inc.	26	3,218
Construction Materials — 2.6%
Martin Marietta Materials, Inc.	16	4,710
Consumer Finance — 3.1%
Capital One Financial Corp.	53	5,493
Containers & Packaging — 2.0%
Packaging Corp. of America	27	3,640
Diversified Financial Services — 3.2%
Berkshire Hathaway, Inc., Class B *	21	5,802
Electric Utilities — 2.2%
Xcel Energy, Inc.	57	4,002
Electronic Equipment, Instruments & Components — 0.9%
Zebra Technologies Corp., Class A *	5	1,576
Equity Real Estate Investment Trusts (REITs) — 4.6%
Public Storage	7	2,129
Weyerhaeuser Co.	183	6,065
		8,194
Health Care Equipment & Supplies — 2.5%
Dexcom, Inc. *	21	1,558
Intuitive Surgical, Inc. *	14	2,910
		4,468
Health Care Providers & Services — 3.8%
UnitedHealth Group, Inc.	13	6,833
Hotels, Restaurants & Leisure — 1.3%
Booking Holdings, Inc. *	1	2,424
INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 2.5%
Procter & Gamble Co. (The)	31	4,440
Insurance — 3.7%
Loews Corp.	112	6,628
Interactive Media & Services — 4.2%
Alphabet, Inc., Class C *	4	7,555
Internet & Direct Marketing Retail — 2.8%
Amazon.com, Inc. *	47	5,004
IT Services — 4.0%
Global Payments, Inc.	20	2,233
Mastercard, Inc., Class A	16	5,012
		7,245
Machinery — 2.5%
Deere & Co.	8	2,584
Ingersoll Rand, Inc.	47	1,969
		4,553
Media — 2.3%
Charter Communications, Inc., Class A *	9	4,075
Oil, Gas & Consumable Fuels — 4.9%
ConocoPhillips	52	4,690
Kinder Morgan, Inc.	245	4,094
		8,784
Pharmaceuticals — 2.4%
Bristol-Myers Squibb Co.	55	4,260
Semiconductors & Semiconductor Equipment — 4.9%
Advanced Micro Devices, Inc. *	35	2,646
QUALCOMM, Inc.	21	2,723
SolarEdge Technologies, Inc. *	13	3,506
		8,875
Software — 7.1%
Microsoft Corp.	39	10,180
Zoom Video Communications, Inc., Class A *	25	2,666
		12,846
Specialty Retail — 5.0%
AutoZone, Inc. *	3	7,477
Best Buy Co., Inc.	23	1,494
		8,971
Technology Hardware, Storage & Peripherals — 5.6%
Apple, Inc.	74	10,119
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	37

JPMorgan Equity Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Wireless Telecommunication Services — 1.7%
T-Mobile US, Inc. *	23	3,124
Total Common Stocks (Cost $148,498)		173,256
Short Term Investments — 6.3%
Investment Companies — 6.3%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $11,340)	11,339	11,341
Total Investments — 102.6% (Cost $159,838)		184,597
Liabilities in Excess of Other Assets — (2.6)%		(4,674)
NET ASSETS — 100.0%		179,923

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%
Aerospace & Defense — 5.5%
General Dynamics Corp.	3,686	815,545
Northrop Grumman Corp.	1,159	554,737
Raytheon Technologies Corp.	11,967	1,150,139
		2,520,421
Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B	4,087	746,004
Banks — 7.0%
Bank of America Corp.	27,292	849,594
Citigroup, Inc.	9,117	419,315
PNC Financial Services Group, Inc. (The)	4,494	709,020
Truist Financial Corp.	7,966	377,808
US Bancorp	8,538	392,903
Wells Fargo & Co.	11,561	452,852
		3,201,492
Beverages — 2.2%
Coca-Cola Co. (The)	8,791	553,042
PepsiCo, Inc.	2,753	458,750
		1,011,792
Biotechnology — 2.3%
AbbVie, Inc.	5,010	767,384
Amgen, Inc.	1,115	271,125
		1,038,509
Building Products — 0.1%
Trane Technologies plc	318	41,252
Capital Markets — 6.7%
BlackRock, Inc.	1,263	769,577
Charles Schwab Corp. (The)	5,954	376,163
CME Group, Inc.	3,559	728,512
Morgan Stanley	9,717	739,048
Northern Trust Corp.	1,907	183,969
T. Rowe Price Group, Inc.	2,594	294,692
		3,091,961
Chemicals — 2.8%
Air Products and Chemicals, Inc.	2,910	699,780
PPG Industries, Inc.	5,286	604,422
		1,304,202
Commercial Services & Supplies — 0.7%
Republic Services, Inc.	2,318	303,358
Consumer Finance — 2.0%
American Express Co.	3,717	515,194
Capital One Financial Corp.	4,020	418,866
		934,060
Diversified Telecommunication Services — 0.9%
Verizon Communications, Inc.	7,991	405,557
Electric Utilities — 2.7%
NextEra Energy, Inc.	9,549	739,689
Xcel Energy, Inc.	7,395	523,265
		1,262,954
Electrical Equipment — 1.0%
Eaton Corp. plc	3,601	453,692
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	9,766	307,740
Equity Real Estate Investment Trusts (REITs) — 2.4%
Alexandria Real Estate Equities, Inc. *	1,119	162,222
AvalonBay Communities, Inc.	1,176	228,412
Boston Properties, Inc.	1,862	165,681
Prologis, Inc.	2,960	348,276
Ventas, Inc.	4,055	208,562
		1,113,153
Food & Staples Retailing — 3.0%
Sysco Corp.	9,819	831,790
Walmart, Inc.	4,595	558,613
		1,390,403
Food Products — 1.4%
Mondelez International, Inc., Class A	10,184	632,342
Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	3,808	413,764
Becton Dickinson and Co.	1,795	442,396
Medtronic plc	6,734	604,395
		1,460,555
Health Care Providers & Services — 6.9%
AmerisourceBergen Corp.	2,753	389,489
Cigna Corp.	1,907	502,690
CVS Health Corp.	8,561	793,248
UnitedHealth Group, Inc.	2,855	1,466,471
		3,151,898
Hotels, Restaurants & Leisure — 2.2%
McDonald's Corp.	2,742	676,895
Starbucks Corp.	4,477	342,026
		1,018,921
Household Products — 1.3%
Procter & Gamble Co. (The)	4,145	596,047
Insurance — 4.9%
Arthur J Gallagher & Co.	2,339	381,275
Chubb Ltd.	2,899	569,882
Hartford Financial Services Group, Inc. (The)	5,417	354,453
Marsh & McLennan Cos., Inc.	1,121	174,000
MetLife, Inc.	6,768	424,964
Progressive Corp. (The)	3,094	359,777
		2,264,351
IT Services — 1.6%
Accenture plc, Class A	753	209,215
Fidelity National Information Services, Inc.	1,380	126,474
International Business Machines Corp.	2,980	420,733
		756,422
Machinery — 3.4%
Deere & Co.	1,331	398,570
Dover Corp.	5,049	612,518
Parker-Hannifin Corp.	2,198	540,934
		1,552,022
Media — 2.0%
Comcast Corp., Class A	23,644	927,801
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	39

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Multi-Utilities — 1.4%
CMS Energy Corp.	5,325	359,400
Dominion Energy, Inc.	590	47,115
Public Service Enterprise Group, Inc.	3,936	249,059
		655,574
Oil, Gas & Consumable Fuels — 8.0%
Chevron Corp.	3,296	477,181
ConocoPhillips	13,239	1,188,971
EOG Resources, Inc.	7,353	812,109
Exxon Mobil Corp.	12,900	1,104,715
Valero Energy Corp.	719	76,424
		3,659,400
Pharmaceuticals — 7.4%
Bristol-Myers Squibb Co.	16,604	1,278,527
Eli Lilly & Co.	1,620	525,178
Johnson & Johnson	5,580	990,610
Merck & Co., Inc.	2,086	190,170
Pfizer, Inc.	7,815	409,727
		3,394,212
Road & Rail — 1.3%
Norfolk Southern Corp.	2,627	597,201
Semiconductors & Semiconductor Equipment — 4.0%
Analog Devices, Inc.	5,959	870,576
NXP Semiconductors NV (China)	2,110	312,268
Texas Instruments, Inc.	4,198	645,044
		1,827,888
Software — 1.2%
Microsoft Corp.	2,090	536,726
Specialty Retail — 3.7%
Advance Auto Parts, Inc.	1,870	323,643
Best Buy Co., Inc.	3,615	235,632
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued
Home Depot, Inc. (The)	2,171	595,563
TJX Cos., Inc. (The)	10,152	566,995
		1,721,833
Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	1,175	160,682
Seagate Technology Holdings plc	3,769	269,256
		429,938
Tobacco — 2.0%
Philip Morris International, Inc.	9,572	945,095
Total Common Stocks (Cost $33,586,660)		45,254,776
Short Term Investments — 1.5%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $667,488)	667,379	667,513
Total Investments — 99.9% (Cost $34,254,148)		45,922,289
Other Assets Less Liabilities — 0.1%		49,125
NET ASSETS — 100.0%		45,971,414

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%
Aerospace & Defense — 1.7%
Boeing Co. (The) *	126	17,164
General Dynamics Corp.	52	11,512
Howmet Aerospace, Inc.	85	2,670
Huntington Ingalls Industries, Inc.	9	1,969
L3Harris Technologies, Inc.	43	10,524
Lockheed Martin Corp.	53	22,987
Northrop Grumman Corp.	33	15,786
Raytheon Technologies Corp.	336	32,267
Textron, Inc.	49	2,965
TransDigm Group, Inc. *	12	6,282
		124,126
Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	28	2,912
Expeditors International of Washington, Inc.	38	3,691
FedEx Corp.	54	12,203
United Parcel Service, Inc., Class B	166	30,264
		49,070
Airlines — 0.2%
Alaska Air Group, Inc. *	28	1,140
American Airlines Group, Inc. *	146	1,859
Delta Air Lines, Inc. *	145	4,192
Southwest Airlines Co. *	134	4,835
United Airlines Holdings, Inc. *	74	2,613
		14,639
Auto Components — 0.1%
Aptiv plc *	61	5,447
BorgWarner, Inc.	54	1,805
		7,252
Automobiles — 2.0%
Ford Motor Co.	891	9,922
General Motors Co. *	329	10,453
Tesla, Inc. *	190	127,569
		147,944
Banks — 3.7%
Bank of America Corp.	1,601	49,824
Citigroup, Inc.	438	20,161
Citizens Financial Group, Inc.	111	3,952
Comerica, Inc.	30	2,166
Fifth Third Bancorp	155	5,204
First Republic Bank	41	5,842
Huntington Bancshares, Inc.	325	3,908
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
JPMorgan Chase & Co. (a)	663	74,662
KeyCorp	210	3,627
M&T Bank Corp.	40	6,456
PNC Financial Services Group, Inc. (The)	93	14,730
Regions Financial Corp.	211	3,955
Signature Bank	14	2,546
SVB Financial Group *	13	5,247
Truist Financial Corp.	301	14,255
US Bancorp	305	14,046
Wells Fargo & Co.	856	33,515
Zions Bancorp NA	34	1,739
		265,835
Beverages — 1.9%
Brown-Forman Corp., Class B	41	2,895
Coca-Cola Co. (The)	881	55,407
Constellation Brands, Inc., Class A	37	8,563
Keurig Dr Pepper, Inc.	167	5,893
Molson Coors Beverage Co., Class B	42	2,317
Monster Beverage Corp. *	85	7,870
PepsiCo, Inc.	312	52,019
		134,964
Biotechnology — 2.2%
AbbVie, Inc.	399	61,097
Amgen, Inc.	121	29,340
Biogen, Inc. *	33	6,742
Gilead Sciences, Inc.	283	17,502
Incyte Corp. *	42	3,229
Moderna, Inc. *	78	11,159
Regeneron Pharmaceuticals, Inc. *	24	14,415
Vertex Pharmaceuticals, Inc. *	58	16,269
		159,753
Building Products — 0.4%
Allegion plc	20	1,941
AO Smith Corp.	29	1,605
Carrier Global Corp.	191	6,828
Fortune Brands Home & Security, Inc.	30	1,768
Johnson Controls International plc	157	7,519
Masco Corp.	53	2,695
Trane Technologies plc	53	6,856
		29,212
Capital Markets — 2.9%
Ameriprise Financial, Inc.	25	5,897
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	41

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Capital Markets — continued
Bank of New York Mellon Corp. (The)	168	6,998
BlackRock, Inc.	32	19,580
Cboe Global Markets, Inc.	24	2,713
Charles Schwab Corp. (The)	340	21,510
CME Group, Inc.	81	16,608
FactSet Research Systems, Inc.	9	3,290
Franklin Resources, Inc.	63	1,473
Goldman Sachs Group, Inc. (The)	78	23,028
Intercontinental Exchange, Inc.	126	11,851
Invesco Ltd.	76	1,226
MarketAxess Holdings, Inc.	9	2,181
Moody's Corp.	36	9,855
Morgan Stanley	316	24,028
MSCI, Inc.	18	7,548
Nasdaq, Inc.	26	3,969
Northern Trust Corp.	47	4,539
Raymond James Financial, Inc.	44	3,924
S&P Global, Inc.	78	26,410
State Street Corp.	83	5,109
T. Rowe Price Group, Inc.	51	5,829
		207,566
Chemicals — 1.8%
Air Products and Chemicals, Inc.	50	12,039
Albemarle Corp.	27	5,525
Celanese Corp.	25	2,876
CF Industries Holdings, Inc.	47	4,037
Corteva, Inc.	163	8,845
Dow, Inc.	164	8,483
DuPont de Nemours, Inc.	115	6,380
Eastman Chemical Co.	29	2,612
Ecolab, Inc.	56	8,626
FMC Corp.	28	3,042
International Flavors & Fragrances, Inc.	58	6,853
Linde plc (United Kingdom)	114	32,667
LyondellBasell Industries NV, Class A	58	5,110
Mosaic Co. (The)	82	3,859
PPG Industries, Inc.	53	6,096
Sherwin-Williams Co. (The)	54	12,096
		129,146
Commercial Services & Supplies — 0.5%
Cintas Corp.	20	7,334
Copart, Inc. *	48	5,243
Republic Services, Inc.	47	6,159
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Rollins, Inc.	51	1,786
Waste Management, Inc.	86	13,192
		33,714
Communications Equipment — 0.8%
Arista Networks, Inc. *	51	4,762
Cisco Systems, Inc.	938	39,986
F5, Inc. *	13	2,089
Juniper Networks, Inc.	73	2,079
Motorola Solutions, Inc.	38	7,916
		56,832
Construction & Engineering — 0.1%
Quanta Services, Inc.	32	4,066
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	14	4,213
Vulcan Materials Co.	30	4,263
		8,476
Consumer Finance — 0.5%
American Express Co.	138	19,087
Capital One Financial Corp.	89	9,245
Discover Financial Services	63	5,999
Synchrony Financial	113	3,127
		37,458
Containers & Packaging — 0.3%
Amcor plc	339	4,217
Avery Dennison Corp.	18	2,986
Ball Corp.	72	4,965
International Paper Co.	84	3,500
Packaging Corp. of America	21	2,908
Sealed Air Corp.	33	1,903
Westrock Co.	58	2,292
		22,771
Distributors — 0.1%
Genuine Parts Co.	32	4,251
LKQ Corp.	59	2,884
Pool Corp.	9	3,177
		10,312
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B *	408	111,503
Diversified Telecommunication Services — 1.2%
AT&T, Inc.	1,616	33,873
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Equity Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — continued
Lumen Technologies, Inc.	210	2,290
Verizon Communications, Inc.	948	48,112
		84,275
Electric Utilities — 1.9%
Alliant Energy Corp.	57	3,319
American Electric Power Co., Inc.	116	11,122
Constellation Energy Corp.	74	4,223
Duke Energy Corp.	174	18,633
Edison International	86	5,442
Entergy Corp.	46	5,171
Evergy, Inc.	52	3,380
Eversource Energy	78	6,576
Exelon Corp.	221	10,028
FirstEnergy Corp.	129	4,948
NextEra Energy, Inc.	443	34,351
NRG Energy, Inc.	53	2,045
Pinnacle West Capital Corp.	25	1,865
PPL Corp.	166	4,507
Southern Co. (The)	240	17,104
Xcel Energy, Inc.	123	8,700
		141,414
Electrical Equipment — 0.5%
AMETEK, Inc.	52	5,728
Eaton Corp. plc	90	11,348
Emerson Electric Co.	134	10,666
Generac Holdings, Inc. *	15	3,034
Rockwell Automation, Inc.	26	5,231
		36,007
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	135	8,678
CDW Corp.	30	4,806
Corning, Inc.	172	5,407
Keysight Technologies, Inc. *	41	5,663
TE Connectivity Ltd. (Switzerland)	73	8,229
Teledyne Technologies, Inc. *	11	3,966
Trimble, Inc. *	56	3,288
Zebra Technologies Corp., Class A *	12	3,485
		43,522
Energy Equipment & Services — 0.3%
Baker Hughes Co.	211	6,096
INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — continued
Halliburton Co.	204	6,385
Schlumberger NV	319	11,410
		23,891
Entertainment — 1.3%
Activision Blizzard, Inc.	177	13,742
Electronic Arts, Inc.	63	7,723
Live Nation Entertainment, Inc. *	31	2,553
Netflix, Inc. *	100	17,538
Take-Two Interactive Software, Inc. *	36	4,373
Walt Disney Co. (The) *	411	38,816
Warner Bros Discovery, Inc. *	499	6,690
		91,435
Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc. *	34	4,863
American Tower Corp.	105	26,812
AvalonBay Communities, Inc.	32	6,131
Boston Properties, Inc.	32	2,864
Camden Property Trust	24	3,234
Crown Castle International Corp.	98	16,460
Digital Realty Trust, Inc.	64	8,343
Duke Realty Corp.	87	4,769
Equinix, Inc.	21	13,500
Equity Residential	77	5,579
Essex Property Trust, Inc.	15	3,857
Extra Space Storage, Inc.	30	5,157
Federal Realty OP LP	16	1,545
Healthpeak Properties, Inc.	122	3,156
Host Hotels & Resorts, Inc.	161	2,530
Iron Mountain, Inc.	66	3,194
Kimco Realty Corp.	140	2,758
Mid-America Apartment Communities, Inc.	26	4,551
Prologis, Inc.	167	19,660
Public Storage	34	10,779
Realty Income Corp.	136	9,270
Regency Centers Corp.	35	2,077
SBA Communications Corp.	24	7,790
Simon Property Group, Inc.	74	7,035
UDR, Inc.	68	3,111
Ventas, Inc.	90	4,640
VICI Properties, Inc. (b)	217	6,476
Vornado Realty Trust	36	1,027
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	43

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Welltower, Inc.	102	8,439
Weyerhaeuser Co.	168	5,566
		205,173
Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	100	47,954
Kroger Co. (The)	148	7,009
Sysco Corp.	115	9,743
Walgreens Boots Alliance, Inc.	162	6,134
Walmart, Inc.	317	38,531
		109,371
Food Products — 1.1%
Archer-Daniels-Midland Co.	127	9,857
Campbell Soup Co.	46	2,193
Conagra Brands, Inc.	108	3,709
General Mills, Inc.	136	10,257
Hershey Co. (The)	33	7,091
Hormel Foods Corp. (b)	64	3,030
JM Smucker Co. (The)	24	3,134
Kellogg Co.	57	4,081
Kraft Heinz Co. (The)	160	6,112
Lamb Weston Holdings, Inc.	33	2,330
McCormick & Co., Inc. (Non-Voting)	57	4,702
Mondelez International, Inc., Class A	312	19,397
Tyson Foods, Inc., Class A	66	5,664
		81,557
Gas Utilities — 0.0% ^
Atmos Energy Corp.	31	3,518
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	395	42,945
ABIOMED, Inc. *	10	2,546
Align Technology, Inc. *	16	3,915
Baxter International, Inc.	114	7,301
Becton Dickinson and Co.	64	15,864
Boston Scientific Corp. *	323	12,027
Cooper Cos., Inc. (The)	11	3,485
Dentsply Sirona, Inc.	49	1,738
Dexcom, Inc. *	89	6,604
Edwards Lifesciences Corp. *	140	13,346
Hologic, Inc. *	56	3,901
IDEXX Laboratories, Inc. *	19	6,651
Intuitive Surgical, Inc. *	81	16,264
Medtronic plc	303	27,180
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
ResMed, Inc.	33	6,923
STERIS plc	23	4,660
Stryker Corp.	76	15,114
Teleflex, Inc.	11	2,603
Zimmer Biomet Holdings, Inc.	47	4,970
		198,037
Health Care Providers & Services — 3.5%
AmerisourceBergen Corp.	34	4,817
Cardinal Health, Inc.	62	3,214
Centene Corp. *	132	11,171
Cigna Corp.	72	18,874
CVS Health Corp.	296	27,429
DaVita, Inc. *	14	1,093
Elevance Health, Inc.	54	26,263
HCA Healthcare, Inc.	51	8,632
Henry Schein, Inc. *	31	2,391
Humana, Inc.	29	13,366
Laboratory Corp. of America Holdings	21	4,904
McKesson Corp.	33	10,705
Molina Healthcare, Inc. *	13	3,705
Quest Diagnostics, Inc.	26	3,523
UnitedHealth Group, Inc.	212	108,779
Universal Health Services, Inc., Class B	15	1,526
		250,392
Hotels, Restaurants & Leisure — 1.8%
Booking Holdings, Inc. *	9	16,038
Caesars Entertainment, Inc. *	48	1,853
Carnival Corp. * (b)	183	1,585
Chipotle Mexican Grill, Inc. *	6	8,251
Darden Restaurants, Inc.	28	3,185
Domino's Pizza, Inc.	8	3,171
Expedia Group, Inc. *	34	3,245
Hilton Worldwide Holdings, Inc.	63	7,002
Las Vegas Sands Corp. *	78	2,607
Marriott International, Inc., Class A	62	8,441
McDonald's Corp.	167	41,216
MGM Resorts International	80	2,311
Norwegian Cruise Line Holdings Ltd. * (b)	95	1,052
Penn National Gaming, Inc. *	37	1,123
Royal Caribbean Cruises Ltd. *	51	1,768
Starbucks Corp.	259	19,778
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Equity Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Wynn Resorts Ltd. *	24	1,357
Yum! Brands, Inc.	64	7,307
		131,290
Household Durables — 0.3%
DR Horton, Inc.	72	4,786
Garmin Ltd.	34	3,384
Lennar Corp., Class A	58	4,120
Mohawk Industries, Inc. *	12	1,441
Newell Brands, Inc.	83	1,582
NVR, Inc. *	1	2,795
PulteGroup, Inc.	54	2,126
Whirlpool Corp. (b)	13	1,965
		22,199
Household Products — 1.5%
Church & Dwight Co., Inc.	55	5,078
Clorox Co. (The)	28	3,917
Colgate-Palmolive Co.	189	15,159
Kimberly-Clark Corp.	76	10,279
Procter & Gamble Co. (The)	541	77,880
		112,313
Independent Power and Renewable Electricity Producers — 0.0% ^
AES Corp. (The)	151	3,168
Industrial Conglomerates — 0.8%
3M Co.	128	16,624
General Electric Co.	249	15,820
Honeywell International, Inc.	154	26,709
		59,153
Insurance — 2.2%
Aflac, Inc.	134	7,402
Allstate Corp. (The)	62	7,867
American International Group, Inc.	179	9,144
Aon plc, Class A	48	12,930
Arthur J Gallagher & Co.	47	7,732
Assurant, Inc.	12	2,110
Brown & Brown, Inc.	53	3,085
Chubb Ltd.	96	18,803
Cincinnati Financial Corp.	34	4,005
Everest Re Group Ltd.	9	2,495
Globe Life, Inc.	20	1,996
Hartford Financial Services Group, Inc. (The)	74	4,857
Lincoln National Corp.	37	1,706
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Loews Corp.	44	2,601
Marsh & McLennan Cos., Inc.	113	17,590
MetLife, Inc.	156	9,798
Principal Financial Group, Inc.	53	3,543
Progressive Corp. (The)	132	15,351
Prudential Financial, Inc.	85	8,100
Travelers Cos., Inc. (The)	54	9,162
Willis Towers Watson plc	25	4,968
WR Berkley Corp.	47	3,228
		158,473
Interactive Media & Services — 5.2%
Alphabet, Inc., Class A *	68	147,961
Alphabet, Inc., Class C *	62	136,175
Match Group, Inc. *	65	4,493
Meta Platforms, Inc., Class A *	518	83,486
Twitter, Inc. *	172	6,438
		378,553
Internet & Direct Marketing Retail — 3.0%
Amazon.com, Inc. *	1,975	209,789
eBay, Inc.	126	5,266
Etsy, Inc. *	29	2,101
		217,156
IT Services — 4.3%
Accenture plc, Class A	143	39,700
Akamai Technologies, Inc. *	36	3,305
Automatic Data Processing, Inc.	94	19,807
Broadridge Financial Solutions, Inc.	26	3,772
Cognizant Technology Solutions Corp., Class A	118	7,940
DXC Technology Co. *	55	1,673
EPAM Systems, Inc. *	13	3,803
Fidelity National Information Services, Inc.	138	12,639
Fiserv, Inc. *	131	11,684
FleetCor Technologies, Inc. *	17	3,668
Gartner, Inc. *	18	4,397
Global Payments, Inc.	64	7,032
International Business Machines Corp.	203	28,667
Jack Henry & Associates, Inc.	16	2,961
Mastercard, Inc., Class A	194	61,160
Paychex, Inc.	73	8,259
PayPal Holdings, Inc. *	261	18,257
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	45

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — continued
VeriSign, Inc. *	22	3,600
Visa, Inc., Class A	372	73,146
		315,470
Leisure Products — 0.0% ^
Hasbro, Inc.	30	2,423
Life Sciences Tools & Services — 1.9%
Agilent Technologies, Inc.	68	8,046
Bio-Rad Laboratories, Inc., Class A *	5	2,419
Bio-Techne Corp.	9	3,070
Charles River Laboratories International, Inc. *	11	2,454
Danaher Corp.	146	37,033
Illumina, Inc. *	35	6,538
IQVIA Holdings, Inc. *	43	9,272
Mettler-Toledo International, Inc. *	5	5,882
PerkinElmer, Inc.	29	4,050
Thermo Fisher Scientific, Inc.	88	48,009
Waters Corp. *	14	4,501
West Pharmaceutical Services, Inc.	17	5,056
		136,330
Machinery — 1.5%
Caterpillar, Inc.	120	21,524
Cummins, Inc.	32	6,164
Deere & Co.	63	18,873
Dover Corp.	33	3,948
Fortive Corp.	81	4,400
IDEX Corp.	17	3,116
Illinois Tool Works, Inc.	64	11,660
Ingersoll Rand, Inc.	92	3,856
Nordson Corp.	12	2,463
Otis Worldwide Corp.	95	6,745
PACCAR, Inc.	79	6,463
Parker-Hannifin Corp.	29	7,130
Pentair plc	37	1,709
Snap-on, Inc.	12	2,374
Stanley Black & Decker, Inc.	34	3,574
Westinghouse Air Brake Technologies Corp.	41	3,384
Xylem, Inc.	41	3,178
		110,561
Media — 0.9%
Charter Communications, Inc., Class A *	26	12,250
Comcast Corp., Class A	1,009	39,601
DISH Network Corp., Class A *	57	1,015
INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
Fox Corp., Class A	70	2,263
Fox Corp., Class B	33	969
Interpublic Group of Cos., Inc. (The)	89	2,446
News Corp., Class A	88	1,366
News Corp., Class B	27	432
Omnicom Group, Inc.	46	2,954
Paramount Global, Class B	137	3,390
		66,686
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	327	9,573
Newmont Corp.	179	10,690
Nucor Corp.	60	6,271
		26,534
Multiline Retail — 0.5%
Dollar General Corp.	52	12,676
Dollar Tree, Inc. *	51	7,920
Target Corp.	104	14,742
		35,338
Multi-Utilities — 1.0%
Ameren Corp.	58	5,267
CenterPoint Energy, Inc.	142	4,203
CMS Energy Corp.	65	4,421
Consolidated Edison, Inc.	80	7,606
Dominion Energy, Inc.	183	14,616
DTE Energy Co.	44	5,543
NiSource, Inc.	92	2,702
Public Service Enterprise Group, Inc.	113	7,132
Sempra Energy	71	10,662
WEC Energy Group, Inc.	71	7,166
		69,318
Oil, Gas & Consumable Fuels — 4.0%
APA Corp.	76	2,665
Chevron Corp.	443	64,216
ConocoPhillips	292	26,223
Coterra Energy, Inc.	182	4,691
Devon Energy Corp.	139	7,636
Diamondback Energy, Inc.	38	4,563
EOG Resources, Inc.	132	14,602
Exxon Mobil Corp.	951	81,439
Hess Corp.	62	6,625
Kinder Morgan, Inc.	440	7,378
Marathon Oil Corp.	160	3,591
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Equity Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Marathon Petroleum Corp.	122	10,040
Occidental Petroleum Corp.	201	11,834
ONEOK, Inc.	101	5,596
Phillips 66	109	8,904
Pioneer Natural Resources Co.	51	11,332
Valero Energy Corp.	92	9,791
Williams Cos., Inc. (The)	275	8,581
		289,707
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	52	13,326
Pharmaceuticals — 4.8%
Bristol-Myers Squibb Co.	481	37,007
Catalent, Inc. *	40	4,340
Eli Lilly & Co.	178	57,722
Johnson & Johnson	594	105,444
Merck & Co., Inc.	571	52,045
Organon & Co.	57	1,932
Pfizer, Inc.	1,267	66,408
Viatris, Inc.	274	2,865
Zoetis, Inc.	106	18,262
		346,025
Professional Services — 0.3%
Equifax, Inc.	27	5,048
Jacobs Engineering Group, Inc.	29	3,691
Leidos Holdings, Inc.	31	3,107
Nielsen Holdings plc	81	1,885
Robert Half International, Inc.	25	1,868
Verisk Analytics, Inc.	36	6,170
		21,769
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A *	74	5,431
Road & Rail — 0.9%
CSX Corp.	491	14,263
JB Hunt Transport Services, Inc.	19	2,980
Norfolk Southern Corp.	54	12,229
Old Dominion Freight Line, Inc.	20	5,312
Union Pacific Corp.	142	30,237
		65,021
Semiconductors & Semiconductor Equipment — 5.2%
Advanced Micro Devices, Inc. *	366	27,974
Analog Devices, Inc.	118	17,258
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	199	18,143
Broadcom, Inc.	92	44,775
Enphase Energy, Inc. *	31	5,951
Intel Corp.	923	34,531
KLA Corp.	34	10,749
Lam Research Corp.	31	13,344
Microchip Technology, Inc.	126	7,290
Micron Technology, Inc.	252	13,935
Monolithic Power Systems, Inc.	10	3,801
NVIDIA Corp.	565	85,688
NXP Semiconductors NV (China)	59	8,774
ON Semiconductor Corp. *	98	4,935
Qorvo, Inc. *	25	2,309
QUALCOMM, Inc.	253	32,297
Skyworks Solutions, Inc.	36	3,365
SolarEdge Technologies, Inc. *	13	3,422
Teradyne, Inc.	36	3,238
Texas Instruments, Inc.	208	31,984
		373,763
Software — 8.9%
Adobe, Inc. *	107	39,045
ANSYS, Inc. *	20	4,699
Autodesk, Inc. *	49	8,444
Cadence Design Systems, Inc. *	62	9,339
Ceridian HCM Holding, Inc. *	31	1,460
Citrix Systems, Inc.	28	2,736
Fortinet, Inc. *	151	8,509
Intuit, Inc.	64	24,607
Microsoft Corp.	1,688	433,613
NortonLifeLock, Inc.	131	2,885
Oracle Corp.	355	24,829
Paycom Software, Inc. *	11	3,045
PTC, Inc. *	24	2,527
Roper Technologies, Inc.	24	9,436
Salesforce, Inc. *	224	37,015
ServiceNow, Inc. *	45	21,518
Synopsys, Inc. *	35	10,496
Tyler Technologies, Inc. *	9	3,113
		647,316
Specialty Retail — 2.1%
Advance Auto Parts, Inc.	14	2,387
AutoZone, Inc. *	5	9,630
Bath & Body Works, Inc.	54	1,449
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	47

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Best Buy Co., Inc.	46	2,980
CarMax, Inc. *	36	3,279
Home Depot, Inc. (The)	233	63,980
Lowe's Cos., Inc.	149	26,068
O'Reilly Automotive, Inc. *	15	9,373
Ross Stores, Inc.	79	5,571
TJX Cos., Inc. (The)	265	14,807
Tractor Supply Co.	25	4,896
Ulta Beauty, Inc. *	12	4,545
		148,965
Technology Hardware, Storage & Peripherals — 6.8%
Apple, Inc.	3,471	474,552
Hewlett Packard Enterprise Co.	293	3,892
HP, Inc.	238	7,795
NetApp, Inc.	50	3,277
Seagate Technology Holdings plc	45	3,188
Western Digital Corp. *	71	3,169
		495,873
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	286	29,271
PVH Corp.	15	867
Ralph Lauren Corp.	11	937
Tapestry, Inc.	57	1,735
VF Corp.	73	3,219
		36,029
Tobacco — 0.7%
Altria Group, Inc.	409	17,072
Philip Morris International, Inc.	350	34,552
		51,624
Trading Companies & Distributors — 0.2%
Fastenal Co.	130	6,487
United Rentals, Inc. *	16	3,927
WW Grainger, Inc.	10	4,403
		14,817
Water Utilities — 0.1%
American Water Works Co., Inc.	41	6,104
INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	133	17,894
Total Common Stocks (Cost $4,212,051)		7,201,860
Short Term Investments — 0.7%
Investment Companies — 0.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.31% (c) (d) (Cost $45,597)	45,597	45,597
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (c) (d)	4,405	4,403
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (c) (d)	1,597	1,597
Total Investment of Cash Collateral from Securities Loaned (Cost $6,000)		6,000
Total Short Term Investments (Cost $51,597)		51,597
Total Investments — 99.9% (Cost $4,263,648)		7,253,457
Other Assets Less Liabilities — 0.1%		4,327
NET ASSETS — 100.0%		7,257,784

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $5,442.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Equity Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	287	09/16/2022	USD	54,473	(461)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Equity Funds	49

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 82.5%
Aerospace & Defense — 1.4%
General Dynamics Corp.	89	19,709
Northrop Grumman Corp.	25	11,810
Raytheon Technologies Corp.	132	12,651
Textron, Inc.	81	4,968
		49,138
Air Freight & Logistics — 1.3%
United Parcel Service, Inc., Class B	264	48,191
Banks — 1.1%
US Bancorp	619	28,488
Wells Fargo & Co.	248	9,716
		38,204
Beverages — 3.5%
Coca-Cola Co. (The)	891	56,063
Constellation Brands, Inc., Class A	86	19,946
PepsiCo, Inc.	305	50,889
		126,898
Biotechnology — 3.3%
AbbVie, Inc.	386	59,182
Regeneron Pharmaceuticals, Inc. *	37	22,040
Vertex Pharmaceuticals, Inc. *	138	38,827
		120,049
Building Products — 1.0%
Trane Technologies plc	278	36,063
Capital Markets — 1.4%
Intercontinental Exchange, Inc.	176	16,506
S&P Global, Inc.	96	32,499
		49,005
Chemicals — 2.6%
Air Products and Chemicals, Inc.	117	27,986
Ecolab, Inc.	47	7,210
Linde plc (United Kingdom)	153	44,074
PPG Industries, Inc.	136	15,580
		94,850
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	20	6,057
Consumer Finance — 0.3%
American Express Co.	73	10,137
Containers & Packaging — 0.6%
Avery Dennison Corp.	129	20,870
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B *	129	35,156
Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	741	37,611
Electric Utilities — 4.9%
Alliant Energy Corp.	546	32,031
Duke Energy Corp.	118	12,603
Evergy, Inc.	228	14,882
Exelon Corp.	1,045	47,380
FirstEnergy Corp.	400	15,342
NextEra Energy, Inc.	486	37,646
Xcel Energy, Inc.	241	17,044
		176,928
Electrical Equipment — 1.2%
Eaton Corp. plc	333	41,983
Electronic Equipment, Instruments & Components — 0.5%
Keysight Technologies, Inc. *	142	19,640
Equity Real Estate Investment Trusts (REITs) — 2.7%
Camden Property Trust	103	13,815
Mid-America Apartment Communities, Inc.	57	9,986
Prologis, Inc.	220	25,923
Public Storage	83	25,840
SBA Communications Corp.	17	5,341
Sun Communities, Inc.	112	17,907
		98,812
Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	56	26,681
Walmart, Inc.	343	41,693
		68,374
Food Products — 3.1%
Archer-Daniels-Midland Co.	77	5,987
Hershey Co. (The)	259	55,717
Mondelez International, Inc., Class A	786	48,769
		110,473
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp. *	245	9,129
Health Care Providers & Services — 2.6%
Centene Corp. *	180	15,191
Elevance Health, Inc.	41	19,615
UnitedHealth Group, Inc.	112	57,757
		92,563
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — 0.8%
McDonald's Corp.	119	29,417
Household Products — 2.5%
Kimberly-Clark Corp.	302	40,915
Procter & Gamble Co. (The)	333	47,855
		88,770
Insurance — 5.6%
Aon plc, Class A	116	31,204
Arthur J Gallagher & Co.	304	49,553
Hartford Financial Services Group, Inc. (The)	253	16,536
Progressive Corp. (The)	523	60,875
Travelers Cos., Inc. (The)	270	45,735
		203,903
Interactive Media & Services — 1.3%
Alphabet, Inc., Class A *	22	47,371
Internet & Direct Marketing Retail — 0.7%
Amazon.com, Inc. *	256	27,207
IT Services — 6.4%
Accenture plc, Class A	149	41,484
Automatic Data Processing, Inc.	145	30,491
FleetCor Technologies, Inc. *	27	5,786
International Business Machines Corp.	77	10,810
Jack Henry & Associates, Inc.	275	49,436
Mastercard, Inc., Class A	153	48,177
Visa, Inc., Class A	231	45,447
		231,631
Life Sciences Tools & Services — 1.6%
Danaher Corp.	32	7,945
Thermo Fisher Scientific, Inc.	90	49,076
		57,021
Machinery — 2.4%
Deere & Co.	84	25,164
Dover Corp.	323	39,146
Otis Worldwide Corp.	304	21,476
		85,786
Media — 1.7%
Charter Communications, Inc., Class A *	37	17,260
Comcast Corp., Class A	1,133	44,450
		61,710
Multi-Utilities — 3.4%
Ameren Corp.	386	34,902
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
CMS Energy Corp.	36	2,426
Consolidated Edison, Inc.	250	23,743
DTE Energy Co.	177	22,477
Sempra Energy	30	4,569
WEC Energy Group, Inc.	345	34,682
		122,799
Oil, Gas & Consumable Fuels — 2.7%
Chevron Corp.	175	25,337
Exxon Mobil Corp.	510	43,660
TC Energy Corp. (Canada)	534	27,667
		96,664
Pharmaceuticals — 5.1%
Bristol-Myers Squibb Co.	757	58,307
Eli Lilly & Co.	156	50,582
Johnson & Johnson	268	47,533
Merck & Co., Inc.	286	26,061
		182,483
Professional Services — 0.6%
Booz Allen Hamilton Holding Corp.	177	16,009
Leidos Holdings, Inc.	53	5,327
		21,336
Road & Rail — 3.7%
Norfolk Southern Corp.	197	44,819
Old Dominion Freight Line, Inc.	190	48,859
Union Pacific Corp.	188	40,035
		133,713
Semiconductors & Semiconductor Equipment — 1.7%
Analog Devices, Inc.	109	15,925
Texas Instruments, Inc.	288	44,322
		60,247
Software — 1.9%
Intuit, Inc.	50	19,265
Microsoft Corp.	192	49,290
		68,555
Specialty Retail — 2.7%
AutoZone, Inc. *	6	13,514
Lowe's Cos., Inc.	224	39,160
O'Reilly Automotive, Inc. *	73	45,726
		98,400
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	51

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.	40	5,480
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	155	15,880
Tobacco — 0.9%
Altria Group, Inc.	327	13,646
Philip Morris International, Inc.	194	19,158
		32,804
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	124	16,703
Total Common Stocks (Cost $3,039,770)		2,978,011
	PRINCIPAL AMOUNT ($000)
Equity-Linked Notes — 14.6%
BNP Paribas, ELN, 76.60%, 7/25/2022, (linked to S&P 500 Index) (a)	11	40,569
BNP Paribas, ELN, 79.00%, 8/5/2022, (linked to S&P 500 Index) (a)	14	55,808
BofA Finance LLC, ELN, 81.02%, 8/1/2022, (linked to S&P 500 Index) (a)	13	50,441
Canadian Imperial Bank of Commerce, ELN, 68.70%, 7/11/2022, (linked to S&P 500 Index) (Canada) (a)	16	61,156
Citigroup Global Markets Holdings, Inc., ELN, 79.90%, 7/29/2022, (linked to S&P 500 Index) (a)	13	50,645
Credit Suisse AG, ELN, 65.60%, 7/18/2022, (linked to S&P 500 Index) (Switzerland) (a)	15	56,831
Credit Suisse AG, ELN, 67.80%, 7/8/2022, (linked to S&P 500 Index) (Switzerland) (a)	16	60,411
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GS Finance Corp., ELN, 84.4%, 7/22/2022, (linked to S&P 500 Index) (a)	11	40,720
Societe Generale SA, ELN, 64.80%, 7/15/2022, (linked to S&P 500 Index) (a)	14	56,038
UBS AG, ELN, 78.20%, 8/8/2022, (linked to S&P 500 Index) (Switzerland) (a)	14	55,748
Total Equity-Linked Notes (Cost $539,993)		528,367
	SHARES (000)
Short Term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $80,015)	80,001	80,017
Total Investments — 99.3% (Cost $3,659,778)		3,586,395
Other Assets Less Liabilities — 0.7%		24,196
NET ASSETS — 100.0%		3,610,591

Percentages indicated are based on net assets.

Abbreviations
ELN	Equity-Linked Note

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	136	09/16/2022	USD	25,813	144

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%
Aerospace & Defense — 1.3%
Northrop Grumman Corp.	104	49,778
Raytheon Technologies Corp.	1,201	115,441
Textron, Inc.	667	40,746
		205,965
Air Freight & Logistics — 1.4%
FedEx Corp.	245	55,492
United Parcel Service, Inc., Class B	916	167,238
		222,730
Airlines — 0.1%
Southwest Airlines Co. *	668	24,129
Auto Components — 0.2%
Aptiv plc *	138	12,278
Magna International, Inc. (Canada)	447	24,537
		36,815
Automobiles — 1.8%
General Motors Co. *	802	25,465
Rivian Automotive, Inc., Class A *	160	4,114
Tesla, Inc. * (a)	398	268,392
		297,971
Banks — 3.7%
Bank of America Corp. (a)	5,791	180,285
Citigroup, Inc.	484	22,248
Fifth Third Bancorp	1,293	43,448
SVB Financial Group *	50	19,655
Truist Financial Corp.	1,158	54,938
US Bancorp	2,373	109,212
Wells Fargo & Co. (a)	4,485	175,678
		605,464
Beverages — 2.1%
Coca-Cola Co. (The) (a)	3,347	210,577
Constellation Brands, Inc., Class A	282	65,780
PepsiCo, Inc.	415	69,064
		345,421
Biotechnology — 2.9%
AbbVie, Inc. (a)	1,542	236,104
Biogen, Inc. * (a)	158	32,232
BioMarin Pharmaceutical, Inc. *	118	9,787
Neurocrine Biosciences, Inc. *	120	11,678
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Regeneron Pharmaceuticals, Inc. *	150	88,843
Vertex Pharmaceuticals, Inc. *	341	96,030
		474,674
Building Products — 0.8%
Lennox International, Inc.	17	3,492
Masco Corp.	711	35,994
Trane Technologies plc	700	90,888
		130,374
Capital Markets — 2.1%
Intercontinental Exchange, Inc.	524	49,242
Morgan Stanley	924	70,305
S&P Global, Inc.	331	111,602
State Street Corp.	884	54,493
T. Rowe Price Group, Inc.	523	59,407
		345,049
Chemicals — 1.8%
Air Products and Chemicals, Inc.	115	27,537
Celanese Corp.	113	13,338
DuPont de Nemours, Inc.	484	26,914
Eastman Chemical Co.	562	50,441
Linde plc (United Kingdom)	426	122,382
PPG Industries, Inc.	493	56,413
		297,025
Commercial Services & Supplies — 0.1%
Cintas Corp. (a)	52	19,390
Communications Equipment — 0.1%
Motorola Solutions, Inc.	88	18,408
Construction Materials — 0.3%
Martin Marietta Materials, Inc.	140	41,864
Consumer Finance — 0.8%
American Express Co.	769	106,603
Capital One Financial Corp.	288	30,050
		136,653
Containers & Packaging — 0.2%
Avery Dennison Corp.	167	27,000
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B * (a)	878	239,558
Voya Financial, Inc.	245	14,596
		254,154
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	53

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc. (a)	705	35,775
Electric Utilities — 1.9%
Evergy, Inc.	329	21,446
Exelon Corp.	2,701	122,409
FirstEnergy Corp.	1,180	45,281
NextEra Energy, Inc. (a)	1,607	124,513
		313,649
Electrical Equipment — 0.6%
Eaton Corp. plc	791	99,612
Energy Equipment & Services — 0.1%
Baker Hughes Co.	583	16,837
Entertainment — 0.5%
Netflix, Inc. * (a)	308	53,910
Walt Disney Co. (The) *	296	27,950
		81,860
Equity Real Estate Investment Trusts (REITs) — 2.7%
Camden Property Trust	445	59,835
Duke Realty Corp.	210	11,550
Equinix, Inc.	76	49,815
Equity LifeStyle Properties, Inc.	470	33,089
Host Hotels & Resorts, Inc.	1,419	22,258
Kimco Realty Corp.	1,305	25,802
Prologis, Inc.	914	107,567
SBA Communications Corp.	113	36,166
Sun Communities, Inc.	272	43,339
UDR, Inc.	216	9,928
Ventas, Inc.	1,006	51,719
		451,068
Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	288	138,287
Walmart, Inc.	559	67,939
		206,226
Food Products — 0.8%
Hershey Co. (The)	134	28,896
Mondelez International, Inc., Class A (a)	1,539	95,565
		124,461
Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	715	77,726
ABIOMED, Inc. *	22	5,478
Baxter International, Inc.	1,108	71,154
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Boston Scientific Corp. * (a)	1,739	64,814
Dexcom, Inc. *	186	13,842
Intuitive Surgical, Inc. *	363	72,867
Medtronic plc (a)	458	41,061
Zimmer Biomet Holdings, Inc.	441	46,373
		393,315
Health Care Providers & Services — 3.6%
Centene Corp. *	1,222	103,432
Elevance Health, Inc.	211	101,957
Humana, Inc.	63	29,676
McKesson Corp.	140	45,506
UnitedHealth Group, Inc. (a)	594	304,988
		585,559
Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc. * (a)	34	59,583
Chipotle Mexican Grill, Inc. *	43	56,450
Expedia Group, Inc. *	294	27,852
Hilton Worldwide Holdings, Inc.	376	41,887
McDonald's Corp. (a)	512	126,501
Royal Caribbean Cruises Ltd. *	108	3,775
Yum! Brands, Inc.	152	17,276
		333,324
Household Durables — 0.5%
DR Horton, Inc.	69	4,574
Lennar Corp., Class A	814	57,452
PulteGroup, Inc.	124	4,898
Toll Brothers, Inc.	391	17,430
		84,354
Household Products — 1.4%
Kimberly-Clark Corp.	445	60,113
Procter & Gamble Co. (The) (a)	1,216	174,858
		234,971
Industrial Conglomerates — 0.3%
Honeywell International, Inc. (a)	298	51,743
Insurance — 2.2%
Aon plc, Class A	174	46,970
Arthur J Gallagher & Co.	150	24,521
Hartford Financial Services Group, Inc. (The)	1,193	78,073
Progressive Corp. (The)	1,167	135,618
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Prudential Financial, Inc.	158	15,135
Travelers Cos., Inc. (The)	387	65,370
		365,687
Interactive Media & Services — 5.8%
Alphabet, Inc., Class A *	196	425,581
Alphabet, Inc., Class C *	147	321,533
Meta Platforms, Inc., Class A * (a)	1,227	197,896
ZoomInfo Technologies, Inc., Class A *	485	16,128
		961,138
Internet & Direct Marketing Retail — 3.1%
Amazon.com, Inc. *	4,855	515,620
IT Services — 4.4%
Accenture plc, Class A	545	151,410
Affirm Holdings, Inc. *	412	7,448
Automatic Data Processing, Inc.	216	45,306
FleetCor Technologies, Inc. *	224	47,050
Mastercard, Inc., Class A (a)	725	228,846
Visa, Inc., Class A (a)	1,251	246,271
		726,331
Life Sciences Tools & Services — 2.0%
Danaher Corp.	507	128,601
Thermo Fisher Scientific, Inc. (a)	366	198,654
		327,255
Machinery — 2.1%
Deere & Co.	442	132,410
Dover Corp.	274	33,254
Ingersoll Rand, Inc.	557	23,443
Otis Worldwide Corp.	1,116	78,896
Parker-Hannifin Corp.	278	68,260
Stanley Black & Decker, Inc.	92	9,597
		345,860
Media — 1.4%
Charter Communications, Inc., Class A * (a)	220	103,396
Comcast Corp., Class A (a)	3,169	124,342
Fox Corp., Class A	116	3,723
Interpublic Group of Cos., Inc. (The)	201	5,536
		236,997
INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	613	17,947
Nucor Corp.	148	15,421
		33,368
Multiline Retail — 0.1%
Dollar General Corp.	55	13,449
Multi-Utilities — 1.1%
Ameren Corp.	611	55,210
CenterPoint Energy, Inc.	1,706	50,473
Sempra Energy	517	77,618
		183,301
Oil, Gas & Consumable Fuels — 4.1%
Cheniere Energy, Inc.	187	24,916
Chevron Corp. (a)	955	138,292
ConocoPhillips	1,810	162,589
Diamondback Energy, Inc.	772	93,467
EOG Resources, Inc. (a)	856	94,499
Exxon Mobil Corp.	805	68,967
Phillips 66	298	24,399
Pioneer Natural Resources Co. (a)	320	71,409
		678,538
Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co. (a)	2,316	178,344
Eli Lilly & Co. (a)	559	181,400
Johnson & Johnson (a)	1,047	185,898
Merck & Co., Inc.	912	83,159
Pfizer, Inc.	1,068	55,971
		684,772
Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	274	24,724
Leidos Holdings, Inc.	543	54,705
		79,429
Road & Rail — 1.0%
Lyft, Inc., Class A *	264	3,507
Norfolk Southern Corp. (a)	404	91,844
Uber Technologies, Inc. *	367	7,510
Union Pacific Corp.	293	62,538
		165,399
Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc. * (a)	1,405	107,452
Analog Devices, Inc.	916	133,802
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	55

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	153	13,887
Lam Research Corp.	249	106,291
Microchip Technology, Inc.	980	56,924
Micron Technology, Inc.	554	30,603
NVIDIA Corp. (a)	1,122	170,171
NXP Semiconductors NV (China)	652	96,479
QUALCOMM, Inc.	351	44,872
Texas Instruments, Inc. (a)	1,093	167,924
		928,405
Software — 8.8%
Adobe, Inc. *	230	84,340
Fortinet, Inc. *	353	19,980
Intuit, Inc. (a)	290	111,878
Microsoft Corp. (a)	4,380	1,124,932
Oracle Corp.	518	36,172
Salesforce, Inc. * (a)	278	45,854
Workday, Inc., Class A *	179	24,919
		1,448,075
Specialty Retail — 2.8%
AutoNation, Inc. *	113	12,629
AutoZone, Inc. * (a)	19	39,550
Best Buy Co., Inc. (a)	738	48,133
Burlington Stores, Inc. *	88	11,975
Home Depot, Inc. (The) (a)	197	54,045
Lowe's Cos., Inc. (a)	871	152,053
O'Reilly Automotive, Inc. *	140	88,499
TJX Cos., Inc. (The) (a)	923	51,566
		458,450
Technology Hardware, Storage & Peripherals — 6.9%
Apple, Inc. (a)	7,854	1,073,848
Seagate Technology Holdings plc	998	71,276
		1,145,124
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	826	84,419
INVESTMENTS	SHARES (000)	VALUE ($000)

Tobacco — 0.8%
Altria Group, Inc. (a)	1,392	58,136
Philip Morris International, Inc.	780	76,999
		135,135
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	615	82,770
Total Common Stocks (Cost $12,971,764)		16,095,362
	NO. OF CONTRACTS
Options Purchased — 3.0%
Put Options Purchased — 3.0%
Index Funds — 3.0%
S&P 500 Index
9/30/2022 at USD 3,580.00, European Style
Notional Amount: USD 16,473,974
Counterparty: Exchange-Traded * (Cost $524,372)	43,520	503,744
Total Put Options Purchased (Cost $524,372)		503,744
Total Options Purchased (Cost $524,372)		503,744
Total Investments — 100.6% (Cost $13,496,136)		16,599,106
Liabilities in Excess of Other Assets — (0.6)%		(104,772)
NET ASSETS — 100.0%		16,494,334

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Large Cap Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	2,520	09/16/2022	USD	478,296	3,514

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	43,520	USD 16,473,974	USD 4,005.00	9/30/2022	(382,976)
Written Put Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	43,520	USD 16,473,974	USD 3,020.00	9/30/2022	(118,592)
Total Written Options Contracts (Premiums Received $508,009)						(501,568)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	57

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.0%
Aerospace & Defense — 1.2%
Northrop Grumman Corp.	34	16,320
Raytheon Technologies Corp.	395	37,923
Textron, Inc.	219	13,392
		67,635
Air Freight & Logistics — 1.3%
FedEx Corp.	80	18,213
United Parcel Service, Inc., Class B	301	54,967
		73,180
Airlines — 0.1%
Southwest Airlines Co. *	219	7,927
Auto Components — 0.2%
Aptiv plc *	45	4,031
Magna International, Inc. (Canada)	147	8,060
		12,091
Automobiles — 1.7%
General Motors Co. *	263	8,364
Rivian Automotive, Inc., Class A *	57	1,468
Tesla, Inc. *	131	88,141
		97,973
Banks — 3.6%
Bank of America Corp.	1,914	59,583
Citigroup, Inc.	159	7,306
Fifth Third Bancorp	425	14,274
SVB Financial Group *	16	6,203
Truist Financial Corp.	389	18,466
US Bancorp	780	35,885
Wells Fargo & Co.	1,473	57,705
		199,422
Beverages — 2.0%
Coca-Cola Co. (The)	1,100	69,189
Constellation Brands, Inc., Class A	92	21,563
PepsiCo, Inc.	136	22,683
		113,435
Biotechnology — 2.8%
AbbVie, Inc.	506	77,552
Biogen, Inc. *	52	10,587
BioMarin Pharmaceutical, Inc. *	39	3,214
Neurocrine Biosciences, Inc. *	39	3,847
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Regeneron Pharmaceuticals, Inc. *	50	29,272
Vertex Pharmaceuticals, Inc. *	112	31,597
		156,069
Building Products — 0.8%
Lennox International, Inc.	5	1,145
Masco Corp.	234	11,827
Trane Technologies plc	230	29,873
		42,845
Capital Markets — 2.0%
Intercontinental Exchange, Inc.	172	16,175
Morgan Stanley	297	22,626
S&P Global, Inc.	109	36,654
State Street Corp.	290	17,900
T. Rowe Price Group, Inc.	172	19,504
		112,859
Chemicals — 1.7%
Air Products and Chemicals, Inc.	38	9,072
Celanese Corp.	37	4,376
DuPont de Nemours, Inc.	159	8,812
Eastman Chemical Co.	184	16,563
Linde plc (United Kingdom)	140	40,279
PPG Industries, Inc.	162	18,531
		97,633
Commercial Services & Supplies — 0.1%
Cintas Corp.	17	6,370
Communications Equipment — 0.1%
Motorola Solutions, Inc.	29	6,032
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	46	13,764
Consumer Finance — 0.8%
American Express Co.	253	34,993
Capital One Financial Corp.	95	9,920
		44,913
Containers & Packaging — 0.2%
Avery Dennison Corp.	55	8,892
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B *	288	78,691
Voya Financial, Inc.	81	4,786
		83,477
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.	217	11,033
Electric Utilities — 1.8%
Evergy, Inc.	104	6,798
Exelon Corp.	890	40,333
FirstEnergy Corp.	388	14,875
NextEra Energy, Inc.	528	40,905
		102,911
Electrical Equipment — 0.6%
Eaton Corp. plc	260	32,714
Energy Equipment & Services — 0.1%
Baker Hughes Co.	192	5,532
Entertainment — 0.5%
Netflix, Inc. *	101	17,720
Walt Disney Co. (The) *	97	9,167
		26,887
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	146	19,655
Duke Realty Corp.	69	3,796
Equinix, Inc.	25	16,428
Equity LifeStyle Properties, Inc.	154	10,863
Host Hotels & Resorts, Inc.	467	7,316
Kimco Realty Corp.	428	8,467
Prologis, Inc.	301	35,338
SBA Communications Corp.	37	11,892
Sun Communities, Inc.	89	14,236
UDR, Inc.	71	3,263
Ventas, Inc.	330	16,989
		148,243
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	95	45,458
Walmart, Inc.	183	22,304
		67,762
Food Products — 0.7%
Hershey Co. (The)	44	9,487
Mondelez International, Inc., Class A	506	31,398
		40,885
Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	236	25,568
ABIOMED, Inc. *	7	1,795
Baxter International, Inc.	364	23,378
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Boston Scientific Corp. *	571	21,286
Dexcom, Inc. *	61	4,539
Intuitive Surgical, Inc. *	119	23,944
Medtronic plc	150	13,468
Zimmer Biomet Holdings, Inc.	139	14,557
		128,535
Health Care Providers & Services — 3.4%
Centene Corp. *	402	34,026
Elevance Health, Inc.	69	33,310
Humana, Inc.	21	9,754
McKesson Corp.	46	14,995
UnitedHealth Group, Inc. (a)	195	100,195
		192,280
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc. *	11	19,641
Chipotle Mexican Grill, Inc. *	14	18,483
Expedia Group, Inc. *	97	9,152
Hilton Worldwide Holdings, Inc.	123	13,749
McDonald's Corp.	168	41,440
Royal Caribbean Cruises Ltd. *	36	1,246
Yum! Brands, Inc.	50	5,674
		109,385
Household Durables — 0.5%
DR Horton, Inc.	23	1,498
Lennar Corp., Class A	267	18,879
PulteGroup, Inc.	41	1,611
Toll Brothers, Inc.	128	5,725
		27,713
Household Products — 1.4%
Kimberly-Clark Corp.	146	19,753
Procter & Gamble Co. (The)	400	57,472
		77,225
Industrial Conglomerates — 0.3%
Honeywell International, Inc.	98	17,009
Insurance — 2.1%
Aon plc, Class A	57	15,216
Arthur J Gallagher & Co.	49	8,041
Hartford Financial Services Group, Inc. (The)	392	25,649
Progressive Corp. (The)	383	44,558
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	59

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Prudential Financial, Inc.	52	4,963
Travelers Cos., Inc. (The)	127	21,461
		119,888
Interactive Media & Services — 5.6%
Alphabet, Inc., Class A *	64	139,922
Alphabet, Inc., Class C *	48	105,789
Meta Platforms, Inc., Class A * (a)	403	65,042
ZoomInfo Technologies, Inc., Class A *	160	5,299
		316,052
Internet & Direct Marketing Retail — 3.0%
Amazon.com, Inc. *	1,597	169,626
IT Services — 4.2%
Accenture plc, Class A	179	49,716
Affirm Holdings, Inc. *	135	2,445
Automatic Data Processing, Inc.	71	14,902
FleetCor Technologies, Inc. *	74	15,446
Mastercard, Inc., Class A	238	75,184
Visa, Inc., Class A (a)	411	80,803
		238,496
Life Sciences Tools & Services — 1.9%
Danaher Corp.	167	42,263
Thermo Fisher Scientific, Inc.	120	65,202
		107,465
Machinery — 2.0%
Deere & Co.	145	43,484
Dover Corp.	93	11,278
Ingersoll Rand, Inc.	183	7,696
Otis Worldwide Corp.	367	25,958
Parker-Hannifin Corp.	91	22,397
Stanley Black & Decker, Inc.	30	3,153
		113,966
Media — 1.4%
Charter Communications, Inc., Class A *	73	33,953
Comcast Corp., Class A	1,040	40,822
Fox Corp., Class A	38	1,229
Interpublic Group of Cos., Inc. (The)	66	1,819
		77,823
INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	201	5,896
Nucor Corp.	49	5,074
		10,970
Multiline Retail — 0.1%
Dollar General Corp.	18	4,439
Multi-Utilities — 1.1%
Ameren Corp.	203	18,313
CenterPoint Energy, Inc.	562	16,620
Sempra Energy	169	25,460
		60,393
Oil, Gas & Consumable Fuels — 4.0%
Cheniere Energy, Inc.	62	8,185
Chevron Corp.	314	45,446
ConocoPhillips	595	53,416
Diamondback Energy, Inc.	254	30,713
EOG Resources, Inc.	281	31,050
Exxon Mobil Corp.	264	22,641
Phillips 66	95	7,812
Pioneer Natural Resources Co.	105	23,464
		222,727
Pharmaceuticals — 4.0%
Bristol-Myers Squibb Co. (a)	761	58,595
Eli Lilly & Co.	183	59,438
Johnson & Johnson	344	61,045
Merck & Co., Inc.	299	27,259
Pfizer, Inc.	351	18,385
		224,722
Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	90	8,140
Leidos Holdings, Inc.	179	17,974
		26,114
Road & Rail — 1.0%
Lyft, Inc., Class A *	93	1,231
Norfolk Southern Corp.	133	30,173
Uber Technologies, Inc. *	116	2,377
Union Pacific Corp.	96	20,541
		54,322
Semiconductors & Semiconductor Equipment — 5.4%
Advanced Micro Devices, Inc. *	461	35,276
Analog Devices, Inc.	301	43,926
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	49	4,461
Lam Research Corp.	82	34,949
Microchip Technology, Inc.	322	18,679
Micron Technology, Inc.	182	10,055
NVIDIA Corp.	368	55,873
NXP Semiconductors NV (China)	214	31,667
QUALCOMM, Inc.	116	14,772
Texas Instruments, Inc.	359	55,209
		304,867
Software — 8.5%
Adobe, Inc. *	76	27,698
Fortinet, Inc. *	115	6,524
Intuit, Inc.	96	36,863
Microsoft Corp. (a)	1,439	369,551
Oracle Corp.	170	11,890
Salesforce, Inc. *	91	15,078
Workday, Inc., Class A *	59	8,163
		475,767
Specialty Retail — 2.7%
AutoNation, Inc. *	37	4,147
AutoZone, Inc. *	6	13,138
Best Buy Co., Inc.	243	15,810
Burlington Stores, Inc. *	29	3,931
Home Depot, Inc. (The)	65	17,742
Lowe's Cos., Inc. (a)	286	49,958
O'Reilly Automotive, Inc. *	46	29,275
TJX Cos., Inc. (The)	303	16,950
		150,951
Technology Hardware, Storage & Peripherals — 6.7%
Apple, Inc. (a)	2,582	352,957
Seagate Technology Holdings plc	327	23,404
		376,361
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	271	27,730
Tobacco — 0.8%
Altria Group, Inc.	457	19,099
Philip Morris International, Inc.	256	25,272
		44,371
INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	202	27,192
Total Common Stocks (Cost $5,921,651)		5,286,873
	NO. OF CONTRACTS
Options Purchased — 4.4%
Put Options Purchased — 4.4%
Index Funds — 4.4%
S&P 500 Index
7/29/2022 at USD 3,910.00, European Style
Notional Amount: USD 5,357,070
Counterparty: Exchange-Traded * (Cost $195,758)	14,152	250,491
Total Put Options Purchased (Cost $195,758)		250,491
Total Options Purchased (Cost $195,758)		250,491
	SHARES (000)
Short Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $212,012)	212,012	212,012
Total Investments — 102.2% (Cost $6,329,421)		5,749,376
Liabilities in Excess of Other Assets — (2.2)%		(125,909)
NET ASSETS — 100.0%		5,623,467

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	61

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	376	09/16/2022	USD	71,365	(100)

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	14,152	USD 5,357,070	USD 4,360.00	7/29/2022	(1,557)
Written Put Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	14,152	USD 5,357,070	USD 3,290.00	7/29/2022	(15,142)
Total Written Options Contracts (Premiums Received $191,908)						(16,699)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 92.2%
Aerospace & Defense — 1.2%
Northrop Grumman Corp.	17	8,152
Raytheon Technologies Corp.	196	18,868
Textron, Inc.	109	6,656
		33,676
Air Freight & Logistics — 1.3%
FedEx Corp.	40	9,063
United Parcel Service, Inc., Class B	150	27,343
		36,406
Airlines — 0.1%
Southwest Airlines Co. *	109	3,944
Auto Components — 0.2%
Aptiv plc *	23	2,005
Magna International, Inc. (Canada)	73	4,011
		6,016
Automobiles — 1.7%
General Motors Co. *	131	4,162
Rivian Automotive, Inc., Class A *	25	629
Tesla, Inc. * (a)	65	43,881
		48,672
Banks — 3.5%
Bank of America Corp.	946	29,452
Citigroup, Inc.	79	3,620
Fifth Third Bancorp	211	7,100
SVB Financial Group *	8	3,219
Truist Financial Corp.	194	9,187
US Bancorp	388	17,854
Wells Fargo & Co.	732	28,670
		99,102
Beverages — 2.0%
Coca-Cola Co. (The) (a)	547	34,428
Constellation Brands, Inc., Class A	46	10,729
PepsiCo, Inc.	68	11,259
		56,416
Biotechnology — 2.7%
AbbVie, Inc.	251	38,529
Biogen, Inc. *	26	5,265
BioMarin Pharmaceutical, Inc. *	19	1,599
Neurocrine Biosciences, Inc. *	20	1,919
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Regeneron Pharmaceuticals, Inc. *	25	14,573
Vertex Pharmaceuticals, Inc. *	56	15,730
		77,615
Building Products — 0.7%
Lennox International, Inc.	3	570
Masco Corp.	116	5,879
Trane Technologies plc	114	14,858
		21,307
Capital Markets — 2.0%
Intercontinental Exchange, Inc.	86	8,048
Morgan Stanley	148	11,278
S&P Global, Inc.	54	18,237
State Street Corp.	139	8,550
T. Rowe Price Group, Inc.	85	9,709
		55,822
Chemicals — 1.7%
Air Products and Chemicals, Inc.	19	4,502
Celanese Corp.	18	2,179
DuPont de Nemours, Inc.	79	4,396
Eastman Chemical Co.	92	8,248
Linde plc (United Kingdom)	69	20,020
PPG Industries, Inc.	81	9,223
		48,568
Commercial Services & Supplies — 0.1%
Cintas Corp.	8	3,173
Communications Equipment — 0.1%
Motorola Solutions, Inc.	14	3,006
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	23	6,845
Consumer Finance — 0.8%
American Express Co.	126	17,400
Capital One Financial Corp.	47	4,900
		22,300
Containers & Packaging — 0.1%
Avery Dennison Corp.	27	4,420
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B * (a)	143	39,162
Voya Financial, Inc.	40	2,381
		41,543
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	63

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.	115	5,848
Electric Utilities — 1.8%
Evergy, Inc.	54	3,504
Exelon Corp.	442	20,049
FirstEnergy Corp.	192	7,372
NextEra Energy, Inc.	263	20,375
		51,300
Electrical Equipment — 0.6%
Eaton Corp. plc	129	16,277
Energy Equipment & Services — 0.1%
Baker Hughes Co.	95	2,752
Entertainment — 0.5%
Netflix, Inc. *	51	8,828
Walt Disney Co. (The) *	48	4,560
		13,388
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	73	9,783
Duke Realty Corp.	34	1,888
Equinix, Inc.	13	8,178
Equity LifeStyle Properties, Inc.	77	5,406
Host Hotels & Resorts, Inc.	232	3,640
Kimco Realty Corp.	213	4,213
Prologis, Inc.	149	17,580
SBA Communications Corp.	19	5,915
Sun Communities, Inc.	44	7,079
UDR, Inc.	35	1,622
Ventas, Inc.	164	8,452
		73,756
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	47	22,604
Walmart, Inc.	91	11,104
		33,708
Food Products — 0.7%
Hershey Co. (The)	22	4,719
Mondelez International, Inc., Class A	252	15,624
		20,343
Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	117	12,691
ABIOMED, Inc. *	4	892
Baxter International, Inc.	181	11,623
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Boston Scientific Corp. *	284	10,590
Dexcom, Inc. *	30	2,269
Intuitive Surgical, Inc. *	59	11,916
Medtronic plc	72	6,460
Zimmer Biomet Holdings, Inc.	71	7,437
		63,878
Health Care Providers & Services — 3.4%
Centene Corp. *	200	16,917
Elevance Health, Inc.	35	16,699
Humana, Inc.	10	4,833
McKesson Corp.	23	7,460
UnitedHealth Group, Inc.	97	49,839
		95,748
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc. *	6	9,789
Chipotle Mexican Grill, Inc. *	7	9,239
Expedia Group, Inc. *	48	4,564
Hilton Worldwide Holdings, Inc.	61	6,842
McDonald's Corp.	84	20,669
Royal Caribbean Cruises Ltd. *	18	620
Yum! Brands, Inc.	25	2,826
		54,549
Household Durables — 0.5%
DR Horton, Inc.	11	747
Lennar Corp., Class A	133	9,394
PulteGroup, Inc.	20	801
Toll Brothers, Inc.	64	2,849
		13,791
Household Products — 1.3%
Kimberly-Clark Corp.	73	9,830
Procter & Gamble Co. (The) (a)	199	28,593
		38,423
Industrial Conglomerates — 0.3%
Honeywell International, Inc.	49	8,448
Insurance — 2.1%
Aon plc, Class A	28	7,570
Arthur J Gallagher & Co.	23	3,753
Hartford Financial Services Group, Inc. (The)	195	12,761
Progressive Corp. (The)	191	22,217
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Prudential Financial, Inc.	26	2,466
Travelers Cos., Inc. (The)	63	10,679
		59,446
Interactive Media & Services — 5.5%
Alphabet, Inc., Class A *	32	69,579
Alphabet, Inc., Class C *	24	52,637
Meta Platforms, Inc., Class A *	201	32,356
ZoomInfo Technologies, Inc., Class A *	79	2,636
		157,208
Internet & Direct Marketing Retail — 2.9%
Amazon.com, Inc. *	794	84,309
IT Services — 4.2%
Accenture plc, Class A	89	24,730
Affirm Holdings, Inc. *	67	1,209
Automatic Data Processing, Inc.	35	7,406
FleetCor Technologies, Inc. *	37	7,681
Mastercard, Inc., Class A	119	37,411
Visa, Inc., Class A (a)	204	40,201
		118,638
Life Sciences Tools & Services — 1.9%
Danaher Corp.	83	21,010
Thermo Fisher Scientific, Inc.	60	32,405
		53,415
Machinery — 2.0%
Deere & Co.	72	21,625
Dover Corp.	45	5,429
Ingersoll Rand, Inc.	91	3,830
Otis Worldwide Corp.	183	12,915
Parker-Hannifin Corp.	45	11,142
Stanley Black & Decker, Inc.	15	1,546
		56,487
Media — 1.4%
Charter Communications, Inc., Class A *	36	16,880
Comcast Corp., Class A	518	20,323
Fox Corp., Class A	19	611
Interpublic Group of Cos., Inc. (The)	33	907
		38,721
INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	100	2,934
Nucor Corp.	24	2,530
		5,464
Multiline Retail — 0.1%
Dollar General Corp.	9	2,217
Multi-Utilities — 1.0%
Ameren Corp.	100	9,023
CenterPoint Energy, Inc.	280	8,267
Sempra Energy	84	12,669
		29,959
Oil, Gas & Consumable Fuels — 3.9%
Cheniere Energy, Inc.	31	4,075
Chevron Corp.	156	22,611
ConocoPhillips (a)	296	26,578
Diamondback Energy, Inc.	126	15,281
EOG Resources, Inc.	140	15,453
Exxon Mobil Corp.	132	11,267
Phillips 66	47	3,886
Pioneer Natural Resources Co.	52	11,682
		110,833
Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	378	29,101
Eli Lilly & Co.	91	29,610
Johnson & Johnson	171	30,366
Merck & Co., Inc.	149	13,574
Pfizer, Inc.	173	9,080
		111,731
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	45	4,048
Leidos Holdings, Inc.	89	8,943
		12,991
Road & Rail — 0.9%
Lyft, Inc., Class A *	47	630
Norfolk Southern Corp.	66	15,009
Uber Technologies, Inc. *	56	1,145
Union Pacific Corp.	48	10,219
		27,003
Semiconductors & Semiconductor Equipment — 5.3%
Advanced Micro Devices, Inc. *	230	17,562
Analog Devices, Inc.	150	21,855
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	65

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	25	2,277
Lam Research Corp.	41	17,391
Microchip Technology, Inc.	160	9,297
Micron Technology, Inc.	91	5,005
NVIDIA Corp.	183	27,796
NXP Semiconductors NV (China)	106	15,759
QUALCOMM, Inc.	57	7,349
Texas Instruments, Inc.	179	27,465
		151,756
Software — 8.3%
Adobe, Inc. *	38	13,768
Fortinet, Inc. *	57	3,258
Intuit, Inc.	48	18,340
Microsoft Corp. (a)	716	183,857
Oracle Corp.	85	5,919
Salesforce, Inc. *	45	7,497
Workday, Inc., Class A *	29	4,067
		236,706
Specialty Retail — 2.6%
AutoNation, Inc. *	19	2,063
AutoZone, Inc. *	3	6,585
Best Buy Co., Inc.	121	7,867
Burlington Stores, Inc. *	14	1,952
Home Depot, Inc. (The)	32	8,821
Lowe's Cos., Inc.	142	24,861
O'Reilly Automotive, Inc. *	23	14,468
TJX Cos., Inc. (The)	151	8,434
		75,051
Technology Hardware, Storage & Peripherals — 6.6%
Apple, Inc. (a)	1,284	175,545
Seagate Technology Holdings plc	163	11,644
		187,189
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	135	13,795
Tobacco — 0.8%
Altria Group, Inc.	227	9,484
Philip Morris International, Inc.	128	12,587
		22,071
INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	100	13,520
Total Common Stocks (Cost $2,946,892)		2,629,550
	NO. OF CONTRACTS
Options Purchased — 5.4%
Put Options Purchased — 5.4%
Index Funds — 5.4%
S&P 500 Index
8/31/2022 at USD 3,905.00, European Style
Notional Amount: USD 2,692,162
Counterparty: Exchange-Traded * (Cost $93,533)	7,112	152,908
Total Put Options Purchased (Cost $93,533)		152,908
Total Options Purchased (Cost $93,533)		152,908
	SHARES (000)
Short Term Investments — 2.1%
Investment Companies — 2.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $60,717)	60,717	60,717
Total Investments — 99.7% (Cost $3,101,142)		2,843,175
Other Assets Less Liabilities — 0.3%		8,118
NET ASSETS — 100.0%		2,851,293

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Large Cap Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	333	09/16/2022	USD	63,203	(303)

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	7,112	USD 2,692,162	USD 4,350.00	8/31/2022	(5,192)
Written Put Options Contracts as of June 30, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	7,112	USD 2,692,162	USD 3,300.00	8/31/2022	(26,172)
Total Written Options Contracts (Premiums Received $81,615)						(31,364)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	67

JPMorgan Large Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.0%
Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B	2,802	511,389
Automobiles — 3.7%
Tesla, Inc. *	1,709	1,151,009
Banks — 1.2%
SVB Financial Group *	953	376,269
Beverages — 3.4%
Coca-Cola Co. (The)	14,305	899,896
Monster Beverage Corp. *	1,833	169,961
		1,069,857
Biotechnology — 7.9%
AbbVie, Inc.	7,503	1,149,114
Alnylam Pharmaceuticals, Inc. *	119	17,342
Amgen, Inc.	1,606	390,691
Exact Sciences Corp. *	764	30,086
Moderna, Inc. *	172	24,570
Regeneron Pharmaceuticals, Inc. *	1,006	594,908
Seagen, Inc. *	1,449	256,466
		2,463,177
Building Products — 0.8%
Trane Technologies plc	1,952	253,510
Capital Markets — 5.2%
Blackstone, Inc.	6,700	611,191
Charles Schwab Corp. (The)	9,126	576,569
Morgan Stanley	4,502	342,437
MSCI, Inc.	201	82,884
		1,613,081
Chemicals — 0.8%
Sherwin-Williams Co. (The)	1,144	256,153
Consumer Finance — 0.4%
Capital One Financial Corp.	1,192	124,205
Electrical Equipment — 0.7%
Rockwell Automation, Inc.	1,137	226,665
Electronic Equipment, Instruments & Components — 1.0%
Amphenol Corp., Class A	5,014	322,824
Health Care Equipment & Supplies — 1.2%
ABIOMED, Inc. *	182	45,121
Dexcom, Inc. *	1,709	127,357
Intuitive Surgical, Inc. *	1,021	204,910
		377,388
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 6.8%
CVS Health Corp.	5,402	500,522
HCA Healthcare, Inc.	2,541	427,135
McKesson Corp.	2,601	848,577
UnitedHealth Group, Inc.	692	355,293
		2,131,527
Hotels, Restaurants & Leisure — 1.8%
Airbnb, Inc., Class A *	63	5,644
Chipotle Mexican Grill, Inc. *	169	220,273
Marriott International, Inc., Class A	2,463	334,977
		560,894
Interactive Media & Services — 7.2%
Alphabet, Inc., Class C *	956	2,090,900
Match Group, Inc. *	460	32,052
Meta Platforms, Inc., Class A *	845	136,212
Snap, Inc., Class A *	440	5,780
		2,264,944
Internet & Direct Marketing Retail — 2.0%
Amazon.com, Inc. *	5,682	603,496
Etsy, Inc. *	276	20,184
MercadoLibre, Inc. (Brazil) *	15	9,620
Wayfair, Inc., Class A * (a)	74	3,227
		636,527
IT Services — 1.7%
Block, Inc., Class A *	162	9,938
Cognizant Technology Solutions Corp., Class A	4,534	305,973
International Business Machines Corp.	1,170	165,276
MongoDB, Inc. *	213	55,325
Shopify, Inc., Class A (Canada) *	53	1,656
		538,168
Life Sciences Tools & Services — 0.4%
Thermo Fisher Scientific, Inc.	225	122,434
Machinery — 2.7%
Deere & Co.	2,786	834,449
Metals & Mining — 1.2%
Freeport-McMoRan, Inc.	13,084	382,834
Multiline Retail — 0.7%
Target Corp.	1,543	217,923
Oil, Gas & Consumable Fuels — 1.9%
ConocoPhillips	6,727	604,142
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	783	199,400
Pharmaceuticals — 1.7%
Eli Lilly & Co.	1,675	543,118
Professional Services — 1.7%
Equifax, Inc.	1,030	188,258
Verisk Analytics, Inc.	2,000	346,217
		534,475
Semiconductors & Semiconductor Equipment — 5.7%
Advanced Micro Devices, Inc. *	5,782	442,180
ASML Holding NV (Registered), NYRS (Netherlands)	436	207,626
Enphase Energy, Inc. *	290	56,542
Lam Research Corp.	413	176,043
NVIDIA Corp.	3,990	604,905
Texas Instruments, Inc.	1,853	284,667
		1,771,963
Software — 14.4%
HubSpot, Inc. *	44	13,229
Intuit, Inc.	792	305,097
Microsoft Corp.	10,985	2,821,252
Oracle Corp.	9,422	658,308
Salesforce, Inc. *	1,560	257,479
Synopsys, Inc. *	1,320	401,005
Trade Desk, Inc. (The), Class A *	276	11,582
Workday, Inc., Class A *	318	44,386
		4,512,338
Specialty Retail — 5.7%
AutoZone, Inc. *	453	973,352
Carvana Co. * (a)	179	4,044
Lowe's Cos., Inc.	4,574	798,884
		1,776,280
Technology Hardware, Storage & Peripherals — 9.3%
Apple, Inc.	21,337	2,917,189
Textiles, Apparel & Luxury Goods — 0.5%
Tapestry, Inc.	5,222	159,369
Total Common Stocks (Cost $24,304,559)		29,453,501
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — 6.0%
Investment Companies — 6.0%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $1,876,903)	1,876,514	1,876,889
Investment of Cash Collateral from Securities Loaned — 0.0% ^
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	3,890	3,888
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	2,552	2,551
Total Investment of Cash Collateral from Securities Loaned (Cost $6,439)		6,439
Total Short Term Investments (Cost $1,883,342)		1,883,328
Total Investments — 100.0% (Cost $26,187,901)		31,336,829
Other Assets Less Liabilities — 0.0% ^		9,869
NET ASSETS — 100.0%		31,346,698

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $5,817.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	69

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.9%
Aerospace & Defense — 3.5%
Raytheon Technologies Corp.	1,009	97,033
Textron, Inc.	246	15,011
		112,044
Air Freight & Logistics — 0.2%
FedEx Corp.	23	5,237
Airlines — 1.6%
Delta Air Lines, Inc. *	1,082	31,343
Southwest Airlines Co. *	527	19,053
		50,396
Banks — 10.4%
Bank of America Corp.	2,379	74,074
First Republic Bank	109	15,790
M&T Bank Corp.	395	62,908
Regions Financial Corp.	713	13,372
Truist Financial Corp.	596	28,264
US Bancorp	697	32,062
Wells Fargo & Co.	2,734	107,075
		333,545
Beverages — 2.4%
Coca-Cola Co. (The)	964	60,652
Keurig Dr Pepper, Inc.	483	17,107
		77,759
Biotechnology — 7.6%
AbbVie, Inc.	495	75,891
BioMarin Pharmaceutical, Inc. *	189	15,621
Neurocrine Biosciences, Inc. *	116	11,298
Regeneron Pharmaceuticals, Inc. *	113	66,738
Vertex Pharmaceuticals, Inc. *	266	74,872
		244,420
Building Products — 0.8%
Carrier Global Corp.	699	24,937
Capital Markets — 1.4%
Intercontinental Exchange, Inc.	179	16,861
Morgan Stanley	206	15,638
T. Rowe Price Group, Inc.	106	12,009
		44,508
Chemicals — 2.3%
Chemours Co. (The)	245	7,852
Dow, Inc.	296	15,261
DuPont de Nemours, Inc.	362	20,131
FMC Corp.	284	30,352
		73,596
Communications Equipment — 0.9%
Cisco Systems, Inc.	702	29,938
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B *	113	30,960
Electric Utilities — 3.3%
Exelon Corp.	1,044	47,305
INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued
NextEra Energy, Inc.	332	25,693
Xcel Energy, Inc.	460	32,564
		105,562
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	65	13,015
Entertainment — 0.4%
Netflix, Inc. *	66	11,541
Equity Real Estate Investment Trusts (REITs) — 5.0%
Equity LifeStyle Properties, Inc.	923	65,008
Kite Realty Group Trust	562	9,717
Sun Communities, Inc.	235	37,450
UDR, Inc.	244	11,252
Ventas, Inc.	340	17,497
Weyerhaeuser Co.	538	17,809
		158,733
Food & Staples Retailing — 3.3%
BJ's Wholesale Club Holdings, Inc. *	589	36,706
US Foods Holding Corp. *	1,025	31,442
Walmart, Inc.	320	38,881
		107,029
Food Products — 1.8%
Bunge Ltd.	135	12,261
Lamb Weston Holdings, Inc.	644	46,034
		58,295
Health Care Equipment & Supplies — 2.8%
Medtronic plc	347	31,161
Zimmer Biomet Holdings, Inc.	557	58,529
		89,690
Health Care Providers & Services — 9.5%
Cardinal Health, Inc.	640	33,479
Centene Corp. *	1,098	92,877
Cigna Corp.	264	69,622
HCA Healthcare, Inc.	80	13,394
Humana, Inc.	140	65,764
McKesson Corp.	84	27,271
		302,407
Hotels, Restaurants & Leisure — 0.4%
Royal Caribbean Cruises Ltd. *	383	13,367
Household Durables — 0.6%
DR Horton, Inc.	181	11,954
KB Home	216	6,162
		18,116
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	198	34,432
Insurance — 5.0%
Allstate Corp. (The)	306	38,817
American International Group, Inc.	586	29,988
Hartford Financial Services Group, Inc. (The)	367	24,019
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Progressive Corp. (The)	297	34,509
Travelers Cos., Inc. (The)	190	32,067
		159,400
Interactive Media & Services — 1.1%
Alphabet, Inc., Class A *	13	28,984
Meta Platforms, Inc., Class A *	48	7,724
		36,708
IT Services — 2.0%
Fidelity National Information Services, Inc.	698	63,949
Machinery — 2.0%
Deere & Co.	43	12,907
Parker-Hannifin Corp.	176	43,256
Terex Corp.	316	8,645
		64,808
Media — 2.8%
Comcast Corp., Class A	2,257	88,549
Metals & Mining — 0.9%
Freeport-McMoRan, Inc.	999	29,231
Multi-Utilities — 2.4%
Ameren Corp.	542	48,921
CenterPoint Energy, Inc.	968	28,642
		77,563
Oil, Gas & Consumable Fuels — 10.5%
Chevron Corp.	706	102,171
Diamondback Energy, Inc.	563	68,220
Exxon Mobil Corp.	945	80,904
Hess Corp.	809	85,758
		337,053
Pharmaceuticals — 4.5%
Bristol-Myers Squibb Co.	1,885	145,184
Professional Services — 0.7%
Leidos Holdings, Inc.	210	21,109
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 0.3%
Best Buy Co., Inc.	128	8,357
Technology Hardware, Storage & Peripherals — 1.8%
Seagate Technology Holdings plc	709	50,615
Western Digital Corp. *	162	7,272
		57,887
Textiles, Apparel & Luxury Goods — 1.2%
Kontoor Brands, Inc.	219	7,318
Tapestry, Inc.	964	29,406
		36,724
Total Common Stocks (Cost $2,919,172)		3,066,049
Short Term Investments — 4.1%
Investment Companies — 4.1%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $130,466)	130,449	130,474
Total Investments — 100.0% (Cost $3,049,638)		3,196,523
Liabilities in Excess of Other Assets — (0.0)% ^		(505)
NET ASSETS — 100.0%		3,196,018

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	71

JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%
Aerospace & Defense — 1.8%
Northrop Grumman Corp.	7	3,417
Auto Components — 0.5%
Lear Corp.	8	1,012
Banks — 8.8%
Bank of America Corp.	131	4,084
Citigroup, Inc.	52	2,403
Citizens Financial Group, Inc.	39	1,391
M&T Bank Corp.	15	2,298
PNC Financial Services Group, Inc. (The)	18	2,868
Wells Fargo & Co.	102	3,981
Western Alliance Bancorp	3	213
		17,238
Beverages — 2.2%
Coca-Cola Co. (The)	70	4,382
Biotechnology — 2.6%
AbbVie, Inc.	20	3,086
Vertex Pharmaceuticals, Inc. *	8	2,088
		5,174
Building Products — 1.5%
Johnson Controls International plc	29	1,384
Trane Technologies plc	12	1,571
		2,955
Capital Markets — 5.1%
BlackRock, Inc.	6	3,493
CME Group, Inc.	6	1,206
Morgan Stanley	49	3,709
T. Rowe Price Group, Inc.	13	1,560
		9,968
Chemicals — 2.6%
Axalta Coating Systems Ltd. *	82	1,818
DuPont de Nemours, Inc.	29	1,613
Linde plc (United Kingdom)	6	1,610
		5,041
Consumer Finance — 1.3%
Ally Financial, Inc.	29	979
Capital One Financial Corp.	7	703
Synchrony Financial	30	830
		2,512
Containers & Packaging — 0.5%
Berry Global Group, Inc. *	19	1,050
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 1.1%
Berkshire Hathaway, Inc., Class B *	8	2,218
Diversified Telecommunication Services — 2.3%
Verizon Communications, Inc.	90	4,543
Electric Utilities — 4.5%
Constellation Energy Corp.	17	975
Exelon Corp.	51	2,324
NextEra Energy, Inc.	72	5,574
		8,873
Electrical Equipment — 1.9%
Eaton Corp. plc	29	3,716
Equity Real Estate Investment Trusts (REITs) — 3.2%
Host Hotels & Resorts, Inc.	49	775
Prologis, Inc.	39	4,580
Ventas, Inc.	19	968
		6,323
Food & Staples Retailing — 0.7%
Sysco Corp.	17	1,426
Food Products — 2.0%
Mondelez International, Inc., Class A	44	2,739
Tyson Foods, Inc., Class A	14	1,205
		3,944
Health Care Equipment & Supplies — 2.3%
Becton Dickinson and Co.	5	1,253
Medtronic plc	37	3,318
		4,571
Health Care Providers & Services — 4.9%
Centene Corp. *	23	1,982
Cigna Corp.	13	3,424
Elevance Health, Inc.	5	2,483
UnitedHealth Group, Inc.	4	1,796
		9,685
Hotels, Restaurants & Leisure — 0.8%
Expedia Group, Inc. *	7	645
Royal Caribbean Cruises Ltd. *	5	172
Travel + Leisure Co.	19	757
		1,574
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 0.7%
PulteGroup, Inc.	9	345
Whirlpool Corp.	6	958
		1,303
Household Products — 1.5%
Procter & Gamble Co. (The)	12	1,761
Spectrum Brands Holdings, Inc.	14	1,093
		2,854
Insurance — 3.1%
Loews Corp.	48	2,841
Travelers Cos., Inc. (The)	19	3,241
		6,082
Interactive Media & Services — 4.1%
Alphabet, Inc., Class C *	2	4,106
Meta Platforms, Inc., Class A *	25	4,013
		8,119
IT Services — 2.3%
Amdocs Ltd.	13	1,083
Fidelity National Information Services, Inc.	13	1,183
Fiserv, Inc. *	7	653
Mastercard, Inc., Class A	4	1,096
SS&C Technologies Holdings, Inc.	8	488
		4,503
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	10	1,245
Machinery — 3.1%
Deere & Co.	3	1,040
Dover Corp.	21	2,490
Parker-Hannifin Corp.	10	2,573
		6,103
Media — 1.9%
Charter Communications, Inc., Class A *	3	1,255
Comcast Corp., Class A	64	2,518
		3,773
Multiline Retail — 0.6%
Target Corp.	9	1,208
Multi-Utilities — 1.9%
Ameren Corp.	13	1,156
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
CMS Energy Corp.	21	1,424
WEC Energy Group, Inc.	10	1,067
		3,647
Oil, Gas & Consumable Fuels — 8.0%
Cheniere Energy, Inc.	13	1,794
Chevron Corp.	16	2,255
ConocoPhillips	58	5,168
Coterra Energy, Inc.	72	1,861
EOG Resources, Inc.	31	3,400
Exxon Mobil Corp.	7	617
Phillips 66	8	650
		15,745
Pharmaceuticals — 7.0%
Bristol-Myers Squibb Co.	69	5,344
Eli Lilly & Co.	8	2,725
Jazz Pharmaceuticals plc *	10	1,472
Johnson & Johnson	14	2,450
Merck & Co., Inc.	19	1,723
		13,714
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	8	722
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A *	17	1,255
Road & Rail — 3.0%
CSX Corp.	70	2,045
Norfolk Southern Corp.	17	3,838
		5,883
Semiconductors & Semiconductor Equipment — 3.4%
Analog Devices, Inc.	16	2,303
NXP Semiconductors NV (China)	4	675
QUALCOMM, Inc.	8	994
Texas Instruments, Inc.	18	2,749
		6,721
Software — 1.0%
Microsoft Corp.	8	2,035
Specialty Retail — 3.3%
AutoZone, Inc. *	1	2,686
Lowe's Cos., Inc.	7	1,152
O'Reilly Automotive, Inc. *	4	2,522
		6,360
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	73

JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Technology Hardware, Storage & Peripherals — 0.2%
Xerox Holdings Corp.	30	449
Tobacco — 1.0%
Altria Group, Inc.	48	1,991
Total Common Stocks (Cost $173,950)		193,334
Short Term Investments — 1.5%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $2,967)	2,966	2,967
Total Investments — 99.9% (Cost $176,917)		196,301
Other Assets Less Liabilities — 0.1%		197
NET ASSETS — 100.0%		196,498

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	17	09/16/2022	USD	3,227	104

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%
Aerospace & Defense — 2.1%
Northrop Grumman Corp.	806	385,475
Automobiles — 1.2%
Tesla, Inc. *	330	221,982
Banks — 4.8%
Truist Financial Corp.	9,588	454,742
US Bancorp	2,175	100,084
Wells Fargo & Co.	8,832	345,953
		900,779
Beverages — 2.1%
Coca-Cola Co. (The)	6,193	389,616
Biotechnology — 6.5%
AbbVie, Inc.	4,533	694,265
Regeneron Pharmaceuticals, Inc. *	673	397,696
Vertex Pharmaceuticals, Inc. *	413	116,372
		1,208,333
Building Products — 1.3%
Trane Technologies plc	1,884	244,705
Capital Markets — 4.6%
Ameriprise Financial, Inc.	810	192,637
Morgan Stanley	4,625	351,798
S&P Global, Inc.	900	303,232
		847,667
Chemicals — 2.5%
Eastman Chemical Co.	2,109	189,371
PPG Industries, Inc.	2,401	274,518
		463,889
Construction Materials — 0.9%
Vulcan Materials Co.	1,133	161,056
Diversified Telecommunication Services — 2.3%
Verizon Communications, Inc.	8,420	427,290
Electric Utilities — 4.8%
NextEra Energy, Inc.	7,684	595,207
Xcel Energy, Inc.	4,297	304,078
		899,285
Electrical Equipment — 2.5%
Eaton Corp. plc	3,724	469,187
Energy Equipment & Services — 1.3%
Baker Hughes Co.	8,641	249,470
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 3.0%
Prologis, Inc.	4,791	563,684
Health Care Equipment & Supplies — 2.8%
Boston Scientific Corp. *	9,658	359,943
Intuitive Surgical, Inc. *	795	159,542
		519,485
Health Care Providers & Services — 3.1%
Centene Corp. *	5,265	445,424
UnitedHealth Group, Inc.	264	135,788
		581,212
Hotels, Restaurants & Leisure — 3.9%
Marriott International, Inc., Class A	967	131,568
McDonald's Corp.	2,389	589,722
		721,290
Insurance — 0.7%
Progressive Corp. (The)	1,129	131,295
Interactive Media & Services — 7.1%
Alphabet, Inc., Class A *	514	1,120,710
Meta Platforms, Inc., Class A *	837	134,869
Snap, Inc., Class A *	4,459	58,544
		1,314,123
Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc. *	6,458	685,852
IT Services — 2.4%
Mastercard, Inc., Class A	1,432	451,760
Machinery — 2.5%
Deere & Co.	1,526	457,066
Multiline Retail — 1.5%
Dollar General Corp.	1,098	269,501
Oil, Gas & Consumable Fuels — 1.7%
Pioneer Natural Resources Co.	1,424	317,648
Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	6,887	530,324
Professional Services — 0.9%
Leidos Holdings, Inc.	1,740	175,229
Road & Rail — 2.9%
Norfolk Southern Corp.	1,758	399,481
Uber Technologies, Inc. *	6,533	133,671
		533,152
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	75

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices, Inc. *	3,353	256,402
Analog Devices, Inc.	1,308	191,068
NXP Semiconductors NV (China)	3,322	491,687
Teradyne, Inc.	998	89,409
		1,028,566
Software — 7.9%
Microsoft Corp.	5,754	1,477,751
Specialty Retail — 1.5%
Lowe's Cos., Inc.	976	170,528
O'Reilly Automotive, Inc. *	173	109,344
		279,872
Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	6,377	871,897
Textiles, Apparel & Luxury Goods — 1.0%
NIKE, Inc., Class B	1,896	193,795
Total Common Stocks (Cost $12,757,261)		17,972,236
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — 3.2%
Investment Companies — 3.2%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $594,247)	594,157	594,276
Total Investments — 99.8% (Cost $13,351,508)		18,566,512
Other Assets Less Liabilities — 0.2%		40,397
NET ASSETS — 100.0%		18,606,909

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,325	09/16/2022	USD	251,485	5,370

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.9%
Aerospace & Defense — 0.6%
Textron, Inc.	98	6,003
Air Freight & Logistics — 0.3%
United Parcel Service, Inc., Class B	18	3,249
Automobiles — 3.1%
Rivian Automotive, Inc., Class A * (a)	42	1,082
Tesla, Inc. *	43	28,890
		29,972
Banks — 0.4%
SVB Financial Group *	10	3,831
Beverages — 2.4%
Coca-Cola Co. (The)	156	9,833
Monster Beverage Corp. *	52	4,802
PepsiCo, Inc.	51	8,449
		23,084
Biotechnology — 3.8%
AbbVie, Inc.	152	23,350
Regeneron Pharmaceuticals, Inc. *	10	5,675
Vertex Pharmaceuticals, Inc. *	28	7,777
		36,802
Building Products — 0.9%
Fortune Brands Home & Security, Inc.	32	1,934
Trane Technologies plc	54	6,987
		8,921
Capital Markets — 0.9%
Charles Schwab Corp. (The)	61	3,880
S&P Global, Inc.	15	5,022
		8,902
Chemicals — 0.6%
Linde plc (United Kingdom)	21	5,952
Commercial Services & Supplies — 0.7%
Waste Management, Inc.	47	7,190
Construction & Engineering — 0.3%
Quanta Services, Inc.	20	2,544
Consumer Finance — 0.3%
Capital One Financial Corp.	26	2,688
Electronic Equipment, Instruments & Components — 0.6%
Keysight Technologies, Inc. *	45	6,203
INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — 1.2%
Electronic Arts, Inc.	49	6,021
Netflix, Inc. *	34	5,924
		11,945
Equity Real Estate Investment Trusts (REITs) — 1.8%
Equinix, Inc.	6	3,745
Gaming and Leisure Properties, Inc.	79	3,637
Host Hotels & Resorts, Inc.	175	2,741
Prologis, Inc.	41	4,765
Sun Communities, Inc.	15	2,438
		17,326
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	24	11,503
Performance Food Group Co. *	7	344
		11,847
Food Products — 0.3%
Hershey Co. (The)	15	3,335
Health Care Equipment & Supplies — 1.2%
Align Technology, Inc. *	12	2,864
Boston Scientific Corp. *	231	8,594
		11,458
Health Care Providers & Services — 4.2%
Elevance Health, Inc.	18	8,493
Humana, Inc.	14	6,717
UnitedHealth Group, Inc.	51	26,144
		41,354
Hotels, Restaurants & Leisure — 2.9%
Airbnb, Inc., Class A *	29	2,635
Chipotle Mexican Grill, Inc. *	5	6,602
Domino's Pizza, Inc.	9	3,351
Expedia Group, Inc. *	49	4,647
Marriott International, Inc., Class A	28	3,795
McDonald's Corp.	31	7,579
		28,609
Household Durables — 0.6%
Toll Brothers, Inc.	126	5,602
Insurance — 0.7%
Aon plc, Class A	9	2,481
Arch Capital Group Ltd. *	84	3,812
		6,293
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	77

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — 6.3%
Alphabet, Inc., Class A *	12	26,369
Alphabet, Inc., Class C *	12	25,812
Meta Platforms, Inc., Class A *	58	9,433
		61,614
Internet & Direct Marketing Retail — 5.2%
Amazon.com, Inc. *	476	50,556
IT Services — 5.5%
Accenture plc, Class A	36	10,023
Automatic Data Processing, Inc.	17	3,571
Fidelity National Information Services, Inc.	2	168
Mastercard, Inc., Class A	98	30,949
Visa, Inc., Class A	44	8,762
		53,473
Life Sciences Tools & Services — 2.6%
Agilent Technologies, Inc.	37	4,442
IQVIA Holdings, Inc. *	19	4,058
Thermo Fisher Scientific, Inc.	25	13,419
Waters Corp. *	9	3,045
		24,964
Machinery — 1.3%
Deere & Co.	10	2,995
Ingersoll Rand, Inc.	66	2,761
Otis Worldwide Corp.	51	3,611
Parker-Hannifin Corp.	15	3,715
		13,082
Media — 0.6%
Charter Communications, Inc., Class A *	12	5,786
Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	94	2,756
Steel Dynamics, Inc.	43	2,851
		5,607
Oil, Gas & Consumable Fuels — 1.6%
Cheniere Energy, Inc.	83	11,068
EOG Resources, Inc.	40	4,407
		15,475
Pharmaceuticals — 1.3%
Bristol-Myers Squibb Co.	40	3,041
Zoetis, Inc.	57	9,884
		12,925
INVESTMENTS	SHARES (000)	VALUE ($000)

Real Estate Management & Development — 0.3%
Jones Lang LaSalle, Inc. *	19	3,252
Road & Rail — 2.0%
CSX Corp.	149	4,318
Knight-Swift Transportation Holdings, Inc.	41	1,912
Lyft, Inc., Class A *	132	1,755
Norfolk Southern Corp.	15	3,296
Old Dominion Freight Line, Inc.	22	5,741
Uber Technologies, Inc. *	122	2,492
		19,514
Semiconductors & Semiconductor Equipment — 6.2%
Advanced Micro Devices, Inc. *	139	10,606
Lam Research Corp.	25	10,526
NVIDIA Corp.	80	12,188
NXP Semiconductors NV (China)	51	7,475
QUALCOMM, Inc.	82	10,475
Texas Instruments, Inc.	60	9,296
		60,566
Software — 17.0%
Adobe, Inc. *	15	5,638
Cadence Design Systems, Inc. *	65	9,677
Ceridian HCM Holding, Inc. *	49	2,298
Coupa Software, Inc. *	47	2,684
Dropbox, Inc., Class A *	306	6,429
Fortinet, Inc. *	45	2,546
HubSpot, Inc. *	3	962
Intuit, Inc.	38	14,512
Microsoft Corp.	396	101,807
Palo Alto Networks, Inc. *	24	11,706
VMware, Inc., Class A	19	2,132
Workday, Inc., Class A *	37	5,206
		165,597
Specialty Retail — 3.7%
Bath & Body Works, Inc.	91	2,439
Best Buy Co., Inc.	55	3,611
Burlington Stores, Inc. *	36	4,891
Lowe's Cos., Inc.	82	14,410
O'Reilly Automotive, Inc. *	18	11,119
		36,470
Technology Hardware, Storage & Peripherals — 10.7%
Apple, Inc.	691	94,447
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Technology Hardware, Storage & Peripherals — continued
Hewlett Packard Enterprise Co.	250	3,319
Seagate Technology Holdings plc	92	6,580
		104,346
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	76	7,788
Tobacco — 0.7%
Philip Morris International, Inc.	65	6,418
Trading Companies & Distributors — 0.5%
United Rentals, Inc. *	22	5,271
Total Common Stocks (Cost $687,640)		935,814
Short Term Investments — 4.0%
Investment Companies — 3.9%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $38,481)	38,475	38,483
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $638)	638	638
Total Short Term Investments (Cost $39,119)		39,121
Total Investments — 99.9% (Cost $726,759)		974,935
Other Assets Less Liabilities — 0.1%		1,214
NET ASSETS — 100.0%		976,149

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $587.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	200	09/16/2022	USD	37,960	(1,059)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	79

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 122.5%
Common Stocks — 122.1%
Aerospace & Defense — 3.3%
Howmet Aerospace, Inc.	380	11,960
Northrop Grumman Corp. (a)	33	15,782
Raytheon Technologies Corp.	272	26,086
		53,828
Air Freight & Logistics — 0.8%
United Parcel Service, Inc., Class B	72	13,122
Auto Components — 0.1%
Aptiv plc *	19	1,721
Banks — 5.9%
Bank of America Corp. (a)	973	30,299
SVB Financial Group *	31	12,062
Truist Financial Corp.	372	17,651
Wells Fargo & Co. (a)	951	37,252
		97,264
Beverages — 3.7%
Coca-Cola Co. (The) (a)	380	23,891
Constellation Brands, Inc., Class A	24	5,553
Monster Beverage Corp. *	162	15,020
PepsiCo, Inc. (a)	93	15,493
		59,957
Biotechnology — 5.8%
AbbVie, Inc. (a)	274	42,017
BioMarin Pharmaceutical, Inc. *	70	5,767
Neurocrine Biosciences, Inc. *	82	7,991
Regeneron Pharmaceuticals, Inc. *	36	21,528
Sarepta Therapeutics, Inc. *	24	1,794
Vertex Pharmaceuticals, Inc. *	54	15,197
		94,294
Building Products — 0.9%
Trane Technologies plc	111	14,418
Capital Markets — 1.3%
Ameriprise Financial, Inc.	7	1,719
CME Group, Inc.	34	6,899
Morgan Stanley (a)	56	4,220
S&P Global, Inc.	24	8,174
		21,012
Chemicals — 2.4%
Air Products and Chemicals, Inc.	31	7,575
DuPont de Nemours, Inc.	69	3,821
INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued
Eastman Chemical Co.	57	5,079
Linde plc (United Kingdom)	68	19,655
PPG Industries, Inc.	25	2,820
		38,950
Commercial Services & Supplies — 0.3%
Republic Services, Inc.	21	2,812
Waste Connections, Inc.	23	2,832
		5,644
Communications Equipment — 0.1%
Juniper Networks, Inc.	32	919
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	30	8,942
Diversified Financial Services — 0.2%
Voya Financial, Inc.	54	3,233
Electric Utilities — 2.1%
Exelon Corp.	396	17,970
NextEra Energy, Inc.	168	13,023
Xcel Energy, Inc.	44	3,086
		34,079
Electrical Equipment — 1.0%
Eaton Corp. plc	132	16,627
Electronic Equipment, Instruments & Components — 0.6%
Corning, Inc.	53	1,668
Keysight Technologies, Inc. *	59	8,157
		9,825
Energy Equipment & Services — 0.6%
Baker Hughes Co. (a)	364	10,504
Entertainment — 0.9%
Endeavor Group Holdings, Inc., Class A *	624	12,842
Take-Two Interactive Software, Inc. *	14	1,695
		14,537
Equity Real Estate Investment Trusts (REITs) — 3.0%
American Homes 4 Rent, Class A	120	4,240
Camden Property Trust	39	5,186
Equinix, Inc.	4	2,816
Prologis, Inc.	121	14,283
Sun Communities, Inc.	66	10,563
UDR, Inc.	72	3,309
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Ventas, Inc.	123	6,329
Cousins Properties, Inc.	98	2,852
		49,578
Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	37	17,834
Food Products — 1.3%
Hershey Co. (The)	43	9,256
Mondelez International, Inc., Class A (a)	199	12,324
		21,580
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	92	9,966
Boston Scientific Corp. * (a)	626	23,328
Intuitive Surgical, Inc. *	22	4,485
Zimmer Biomet Holdings, Inc.	59	6,166
		43,945
Health Care Providers & Services — 5.7%
Centene Corp. *	271	22,947
CVS Health Corp. (a)	101	9,398
Humana, Inc.	7	3,106
UnitedHealth Group, Inc. (a)	113	57,974
		93,425
Hotels, Restaurants & Leisure — 3.8%
Booking Holdings, Inc. *	7	12,714
Chipotle Mexican Grill, Inc. *	7	9,527
Hilton Worldwide Holdings, Inc.	44	4,887
Marriott International, Inc., Class A	29	3,990
McDonald's Corp.	112	27,611
Yum! Brands, Inc.	25	2,778
		61,507
Household Durables — 0.4%
Toll Brothers, Inc.	156	6,958
Household Products — 0.8%
Procter & Gamble Co. (The) (a)	96	13,824
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	101	17,585
Insurance — 2.6%
Aon plc, Class A	15	3,991
Arthur J Gallagher & Co.	49	7,941
MetLife, Inc.	47	2,933
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Progressive Corp. (The)	216	25,143
Prudential Financial, Inc.	25	2,427
		42,435
Interactive Media & Services — 6.3%
Alphabet, Inc., Class C *	7	14,627
Alphabet, Inc., Class A *	28	61,392
Meta Platforms, Inc., Class A * (a)	156	25,264
Snap, Inc., Class A *	132	1,729
		103,012
Internet & Direct Marketing Retail — 4.7%
Amazon.com, Inc. *	731	77,657
IT Services — 5.6%
Automatic Data Processing, Inc.	39	8,141
Mastercard, Inc., Class A (a)	223	70,483
WEX, Inc. *	83	12,858
		91,482
Life Sciences Tools & Services — 2.6%
Danaher Corp.	37	9,486
Thermo Fisher Scientific, Inc. (a)	60	32,354
		41,840
Machinery — 3.2%
Deere & Co.	96	28,762
Ingersoll Rand, Inc.	342	14,379
Otis Worldwide Corp.	90	6,349
Parker-Hannifin Corp.	9	2,384
		51,874
Media — 1.6%
Charter Communications, Inc., Class A * (a)	22	10,563
Comcast Corp., Class A (a)	357	14,013
Liberty Media Corp.-Liberty SiriusXM, Class A *	62	2,224
		26,800
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	232	6,803
Multi-Utilities — 2.1%
Ameren Corp.	230	20,806
CenterPoint Energy, Inc.	200	5,904
Dominion Energy, Inc.	53	4,252
Sempra Energy	21	3,115
		34,077
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	81

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Oil, Gas & Consumable Fuels — 5.4%
Chevron Corp.	148	21,405
ConocoPhillips (a)	338	30,380
Coterra Energy, Inc.	84	2,166
Diamondback Energy, Inc.	147	17,816
EOG Resources, Inc.	35	3,893
Exxon Mobil Corp.	17	1,444
Phillips 66	40	3,273
Pioneer Natural Resources Co. (a)	38	8,495
		88,872
Personal Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	32	8,103
Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co. (a)	366	28,204
Eli Lilly & Co. (a)	75	24,223
Johnson & Johnson	33	5,808
		58,235
Professional Services — 1.2%
Booz Allen Hamilton Holding Corp.	101	9,138
Leidos Holdings, Inc.	107	10,736
		19,874
Road & Rail — 3.8%
Canadian National Railway Co. (Canada)	35	3,933
CSX Corp.	165	4,805
Knight-Swift Transportation Holdings, Inc.	52	2,380
Norfolk Southern Corp. (a)	112	25,388
Old Dominion Freight Line, Inc.	36	9,263
Uber Technologies, Inc. *	469	9,596
Union Pacific Corp. (a)	35	7,487
		62,852
Semiconductors & Semiconductor Equipment — 8.5%
Advanced Micro Devices, Inc. *	250	19,142
Analog Devices, Inc. (a)	147	21,448
Lam Research Corp.	36	15,163
Marvell Technology, Inc.	34	1,489
Microchip Technology, Inc.	40	2,326
NVIDIA Corp. (a)	93	14,103
NXP Semiconductors NV (China)	324	47,921
ON Semiconductor Corp. *	34	1,718
Skyworks Solutions, Inc.	16	1,471
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	9	748
Teradyne, Inc.	146	13,088
		138,617
Software — 8.7%
Adobe, Inc. *	9	3,351
DocuSign, Inc. *	42	2,389
Intuit, Inc.	33	12,512
Microsoft Corp. (a)	435	111,800
Workday, Inc., Class A *	92	12,876
		142,928
Specialty Retail — 3.6%
Lowe's Cos., Inc.	138	24,113
O'Reilly Automotive, Inc. * (a)	39	24,656
TJX Cos., Inc. (The)	185	10,317
		59,086
Technology Hardware, Storage & Peripherals — 5.9%
Apple, Inc. (a)	535	73,060
Dell Technologies, Inc., Class C	57	2,647
Hewlett Packard Enterprise Co.	81	1,076
Seagate Technology Holdings plc	246	17,573
Western Digital Corp. *	42	1,882
		96,238
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	71	7,267
Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc. *	111	14,940
Total Common Stocks (Cost $1,226,944)		1,998,104
Short-Term Investments — 0.4%
Investment Companies — 0.4%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c)(Cost $6,679)	6,678	6,679
Total Long Positions (Cost $1,233,623)		2,004,783
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — (22.6)%
Common Stocks — (22.6)%
Aerospace & Defense — (0.5)%
Hexcel Corp.	(31)	(1,587)
Huntington Ingalls Industries, Inc.	(27)	(5,924)
		(7,511)
Air Freight & Logistics — (0.4)%
CH Robinson Worldwide, Inc.	(67)	(6,751)
Auto Components — (0.4)%
Autoliv, Inc. (Sweden)	(39)	(2,785)
BorgWarner, Inc.	(118)	(3,924)
		(6,709)
Banks — (0.4)%
Huntington Bancshares, Inc.	(99)	(1,188)
KeyCorp	(175)	(3,012)
Regions Financial Corp.	(83)	(1,559)
		(5,759)
Biotechnology — (0.4)%
Moderna, Inc. *	(49)	(7,046)
Building Products — (0.3)%
Allegion plc	(17)	(1,699)
Carrier Global Corp.	(46)	(1,630)
Johnson Controls International plc	(45)	(2,136)
		(5,465)
Capital Markets — (0.7)%
Bank of New York Mellon Corp. (The)	(41)	(1,709)
Franklin Resources, Inc.	(121)	(2,822)
Goldman Sachs Group, Inc. (The)	(5)	(1,615)
Moody's Corp.	(14)	(3,722)
Northern Trust Corp.	(17)	(1,655)
		(11,523)
Chemicals — (0.1)%
Dow, Inc.	(31)	(1,577)
Ecolab, Inc.	(5)	(808)
		(2,385)
Communications Equipment — (0.3)%
Cisco Systems, Inc.	(117)	(4,992)
Consumer Finance — (0.5)%
Capital One Financial Corp.	(72)	(7,548)
INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — (0.4)%
AptarGroup, Inc.	(22)	(2,328)
International Paper Co.	(86)	(3,581)
		(5,909)
Diversified Telecommunication Services — (0.5)%
AT&T, Inc.	(140)	(2,936)
Lumen Technologies, Inc.	(410)	(4,476)
		(7,412)
Electric Utilities — (1.0)%
American Electric Power Co., Inc.	(43)	(4,151)
Duke Energy Corp.	(9)	(971)
Eversource Energy	(35)	(2,992)
FirstEnergy Corp.	(21)	(822)
Pinnacle West Capital Corp.	(45)	(3,250)
PPL Corp.	(65)	(1,756)
Southern Co. (The)	(36)	(2,577)
		(16,519)
Electrical Equipment — (0.6)%
Acuity Brands, Inc.	(10)	(1,505)
Emerson Electric Co.	(31)	(2,494)
Hubbell, Inc.	(27)	(4,810)
Sensata Technologies Holding plc	(18)	(752)
		(9,561)
Energy Equipment & Services — (0.5)%
Halliburton Co.	(68)	(2,134)
Schlumberger NV	(165)	(5,883)
		(8,017)
Entertainment — (0.2)%
AMC Entertainment Holdings, Inc., Class A *	(127)	(1,719)
ROBLOX Corp., Class A *	(56)	(1,833)
Warner Bros Discovery, Inc. *	—	—
		(3,552)
Equity Real Estate Investment Trusts (REITs) — (1.2)%
Digital Realty Trust, Inc.	(25)	(3,216)
Iron Mountain, Inc.	(44)	(2,138)
National Retail Properties, Inc.	(119)	(5,150)
Orion Office REIT, Inc.	—	—
Realty Income Corp.	(24)	(1,624)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	83

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Simon Property Group, Inc.	(48)	(4,562)
SL Green Realty Corp.	(53)	(2,455)
		(19,145)
Food & Staples Retailing — (1.1)%
Albertsons Cos., Inc., Class A	(218)	(5,825)
Kroger Co. (The)	(126)	(5,977)
Walgreens Boots Alliance, Inc.	(147)	(5,564)
		(17,366)
Food Products — (0.7)%
Campbell Soup Co.	(106)	(5,094)
Conagra Brands, Inc.	(56)	(1,923)
General Mills, Inc.	(15)	(1,128)
Kellogg Co.	(38)	(2,699)
		(10,844)
Gas Utilities — (0.1)%
National Fuel Gas Co.	(37)	(2,476)
Health Care Equipment & Supplies — (0.3)%
Stryker Corp.	(25)	(4,875)
Health Care Providers & Services — (0.2)%
Quest Diagnostics, Inc.	(18)	(2,389)
Universal Health Services, Inc., Class B	(13)	(1,352)
		(3,741)
Household Durables — (0.2)%
KB Home	(30)	(842)
NVR, Inc. *	—	(841)
PulteGroup, Inc.	(20)	(807)
		(2,490)
Household Products — (0.8)%
Church & Dwight Co., Inc.	(17)	(1,606)
Clorox Co. (The)	(60)	(8,463)
Kimberly-Clark Corp.	(19)	(2,522)
		(12,591)
Industrial Conglomerates — (1.2)%
3M Co.	(92)	(11,873)
General Electric Co.	(116)	(7,394)
		(19,267)
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — (0.5)%
Allstate Corp. (The)	(27)	(3,393)
Chubb Ltd.	(22)	(4,437)
		(7,830)
Internet & Direct Marketing Retail — (0.2)%
eBay, Inc.	(83)	(3,447)
IT Services — (0.9)%
Cognizant Technology Solutions Corp., Class A	(29)	(1,940)
DXC Technology Co. *	(30)	(898)
Global Payments, Inc.	(13)	(1,467)
Paychex, Inc.	(35)	(3,939)
Snowflake, Inc., Class A *	(3)	(484)
Western Union Co. (The)	(392)	(6,457)
		(15,185)
Life Sciences Tools & Services — (0.3)%
Waters Corp. *	(16)	(5,411)
Machinery — (1.1)%
Caterpillar, Inc.	(8)	(1,428)
Donaldson Co., Inc.	(73)	(3,503)
IDEX Corp.	(18)	(3,240)
Illinois Tool Works, Inc.	(22)	(4,066)
PACCAR, Inc.	(45)	(3,690)
Stanley Black & Decker, Inc.	(23)	(2,441)
		(18,368)
Media — (1.4)%
Interpublic Group of Cos., Inc. (The)	(129)	(3,570)
Omnicom Group, Inc.	(191)	(12,131)
Paramount Global, Class B	(325)	(8,020)
		(23,721)
Multiline Retail — (0.0)% ^
Macy's, Inc.	(43)	(779)
Multi-Utilities — (0.3)%
Consolidated Edison, Inc.	(36)	(3,397)
WEC Energy Group, Inc.	(17)	(1,701)
		(5,098)
Oil, Gas & Consumable Fuels — (1.1)%
Devon Energy Corp.	(12)	(671)
Enbridge, Inc. (Canada)	(301)	(12,739)
Marathon Oil Corp.	(134)	(3,006)
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
TC Energy Corp. (Canada)	(31)	(1,595)
Valero Energy Corp.	(7)	(689)
		(18,700)
Pharmaceuticals — (0.1)%
Zoetis, Inc.	(10)	(1,741)
Professional Services — (0.4)%
Equifax, Inc.	(8)	(1,421)
TransUnion	(36)	(2,937)
Verisk Analytics, Inc.	(14)	(2,382)
		(6,740)
Road & Rail — (0.4)%
Canadian Pacific Railway Ltd. (Canada)	(44)	(3,084)
Werner Enterprises, Inc.	(84)	(3,223)
		(6,307)
Semiconductors & Semiconductor Equipment — (1.3)%
Broadcom, Inc.	(5)	(2,298)
Intel Corp.	(419)	(15,682)
QUALCOMM, Inc.	(13)	(1,616)
Texas Instruments, Inc.	(5)	(757)
Universal Display Corp.	(12)	(1,223)
		(21,576)
Software — (0.4)%
Ceridian HCM Holding, Inc. *	(67)	(3,141)
Oracle Corp.	(12)	(839)
Palantir Technologies, Inc., Class A *	(46)	(415)
Paycom Software, Inc. *	(9)	(2,621)
		(7,016)
Specialty Retail — (0.1)%
CarMax, Inc. *	(26)	(2,354)
Technology Hardware, Storage & Peripherals — (0.7)%
HP, Inc.	(161)	(5,298)
NetApp, Inc.	(70)	(4,566)
Xerox Holdings Corp.	(68)	(1,007)
		(10,871)
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — (0.1)%
VF Corp.	(24)	(1,057)
Trading Companies & Distributors — (0.3)%
Fastenal Co.	(89)	(4,440)
Total Common Stocks (Proceeds $(438,133))		(370,095)
Total Short Positions (Proceeds $(438,133))		(370,095)
Total Investments — 99.9% (Cost $795,490)		1,634,688
Other Assets Less Liabilities — 0.1%		2,382
Net Assets — 100.0%		1,637,070

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $504,771.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	85

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Aerospace & Defense — 1.3%
Northrop Grumman Corp.	43	20,438
Raytheon Technologies Corp.	492	47,325
Textron, Inc.	273	16,690
		84,453
Air Freight & Logistics — 1.4%
FedEx Corp.	100	22,726
United Parcel Service, Inc., Class B	376	68,593
		91,319
Airlines — 0.1%
Southwest Airlines Co. *	274	9,890
Auto Components — 0.2%
Aptiv plc *	57	5,028
Magna International, Inc. (Canada)	183	10,061
		15,089
Automobiles — 1.8%
General Motors Co. *	329	10,437
Rivian Automotive, Inc., Class A *	61	1,577
Tesla, Inc. *	163	110,005
		122,019
Banks — 3.7%
Bank of America Corp.	2,373	73,886
Citigroup, Inc.	198	9,112
Fifth Third Bancorp	530	17,805
SVB Financial Group *	21	8,094
Truist Financial Corp.	486	23,042
US Bancorp	973	44,781
Wells Fargo & Co.	1,838	72,008
		248,728
Beverages — 2.1%
Coca-Cola Co. (The)	1,373	86,344
Constellation Brands, Inc., Class A	115	26,900
PepsiCo, Inc.	170	28,299
		141,543
Biotechnology — 2.9%
AbbVie, Inc.	632	96,800
Biogen, Inc. *	65	13,197
BioMarin Pharmaceutical, Inc. *	48	4,011
Neurocrine Biosciences, Inc. *	49	4,816
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Regeneron Pharmaceuticals, Inc. *	62	36,544
Vertex Pharmaceuticals, Inc. *	140	39,413
		194,781
Building Products — 0.8%
Lennox International, Inc.	7	1,426
Masco Corp.	291	14,757
Trane Technologies plc	287	37,262
		53,445
Capital Markets — 2.1%
Intercontinental Exchange, Inc.	214	20,119
Morgan Stanley	372	28,283
S&P Global, Inc.	136	45,726
State Street Corp.	362	22,331
T. Rowe Price Group, Inc.	214	24,351
		140,810
Chemicals — 1.8%
Air Products and Chemicals, Inc.	47	11,280
Celanese Corp.	46	5,473
DuPont de Nemours, Inc.	198	11,023
Eastman Chemical Co.	231	20,697
Linde plc (United Kingdom)	175	50,210
PPG Industries, Inc.	202	23,130
		121,813
Commercial Services & Supplies — 0.1%
Cintas Corp.	21	7,923
Communications Equipment — 0.1%
Motorola Solutions, Inc.	36	7,531
Construction Materials — 0.3%
Martin Marietta Materials, Inc.	57	17,176
Consumer Finance — 0.8%
American Express Co.	315	43,665
Capital One Financial Corp.	118	12,288
		55,953
Containers & Packaging — 0.2%
Avery Dennison Corp.	69	11,088
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B *	360	98,210
Voya Financial, Inc.	100	5,972
		104,182
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.	289	14,664
Electric Utilities — 1.9%
Evergy, Inc.	135	8,796
Exelon Corp.	1,109	50,292
FirstEnergy Corp.	484	18,569
NextEra Energy, Inc.	659	51,039
		128,696
Electrical Equipment — 0.6%
Eaton Corp. plc	324	40,833
Energy Equipment & Services — 0.1%
Baker Hughes Co.	239	6,900
Entertainment — 0.5%
Netflix, Inc. *	127	22,133
Walt Disney Co. (The) *	121	11,436
		33,569
Equity Real Estate Investment Trusts (REITs) — 2.7%
Camden Property Trust	183	24,542
Duke Realty Corp.	86	4,737
Equinix, Inc.	31	20,567
Equity LifeStyle Properties, Inc.	192	13,552
Host Hotels & Resorts, Inc.	582	9,129
Kimco Realty Corp.	535	10,565
Prologis, Inc.	375	44,086
SBA Communications Corp.	46	14,818
Sun Communities, Inc.	112	17,749
UDR, Inc.	88	4,066
Ventas, Inc.	412	21,203
		185,014
Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	118	56,651
Walmart, Inc.	229	27,854
		84,505
Food Products — 0.8%
Hershey Co. (The)	55	11,812
Mondelez International, Inc., Class A	631	39,184
		50,996
Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	293	31,893
ABIOMED, Inc. *	9	2,245
Baxter International, Inc.	454	29,173
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Boston Scientific Corp. *	713	26,561
Dexcom, Inc. *	76	5,688
Intuitive Surgical, Inc. *	149	29,876
Medtronic plc	187	16,806
Zimmer Biomet Holdings, Inc.	178	18,652
		160,894
Health Care Providers & Services — 3.6%
Centene Corp. *	502	42,439
Elevance Health, Inc.	86	41,646
Humana, Inc.	26	12,123
McKesson Corp.	57	18,692
UnitedHealth Group, Inc.	243	124,971
		239,871
Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc. *	14	24,426
Chipotle Mexican Grill, Inc. *	18	23,138
Expedia Group, Inc. *	121	11,446
Hilton Worldwide Holdings, Inc.	154	17,157
McDonald's Corp.	210	51,845
Royal Caribbean Cruises Ltd. *	44	1,555
Yum! Brands, Inc.	62	7,083
		136,650
Household Durables — 0.5%
DR Horton, Inc.	28	1,879
Lennar Corp., Class A	334	23,558
PulteGroup, Inc.	51	2,005
Toll Brothers, Inc.	160	7,145
		34,587
Household Products — 1.4%
Kimberly-Clark Corp.	182	24,661
Procter & Gamble Co. (The)	499	71,703
		96,364
Industrial Conglomerates — 0.3%
Honeywell International, Inc.	122	21,228
Insurance — 2.2%
Aon plc, Class A	70	18,985
Arthur J Gallagher & Co.	62	10,060
Hartford Financial Services Group, Inc. (The)	489	32,007
Progressive Corp. (The)	478	55,596
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	87

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Prudential Financial, Inc.	65	6,189
Travelers Cos., Inc. (The)	159	26,798
		149,635
Interactive Media & Services — 5.8%
Alphabet, Inc., Class A *	80	174,509
Alphabet, Inc., Class C *	60	131,853
Meta Platforms, Inc., Class A *	503	81,145
ZoomInfo Technologies, Inc., Class A *	199	6,611
		394,118
Internet & Direct Marketing Retail — 3.1%
Amazon.com, Inc. *	1,995	211,897
IT Services — 4.4%
Accenture plc, Class A	224	62,061
Affirm Holdings, Inc. *	169	3,047
Automatic Data Processing, Inc.	89	18,609
FleetCor Technologies, Inc. *	92	19,283
Mastercard, Inc., Class A	297	93,823
Visa, Inc., Class A	512	100,907
		297,730
Life Sciences Tools & Services — 2.0%
Danaher Corp.	208	52,707
Thermo Fisher Scientific, Inc.	150	81,265
		133,972
Machinery — 2.1%
Deere & Co.	181	54,260
Dover Corp.	112	13,612
Ingersoll Rand, Inc.	228	9,605
Otis Worldwide Corp.	459	32,395
Parker-Hannifin Corp.	114	27,945
Stanley Black & Decker, Inc.	37	3,906
		141,723
Media — 1.4%
Charter Communications, Inc., Class A *	90	42,353
Comcast Corp., Class A	1,299	50,970
Fox Corp., Class A	48	1,533
Interpublic Group of Cos., Inc. (The)	83	2,274
		97,130
INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	251	7,360
Nucor Corp.	61	6,327
		13,687
Multiline Retail — 0.1%
Dollar General Corp.	23	5,576
Multi-Utilities — 1.1%
Ameren Corp.	250	22,635
CenterPoint Energy, Inc.	701	20,733
Sempra Energy	212	31,782
		75,150
Oil, Gas & Consumable Fuels — 4.1%
Cheniere Energy, Inc.	77	10,217
Chevron Corp.	392	56,708
ConocoPhillips	742	66,654
Diamondback Energy, Inc.	316	38,324
EOG Resources, Inc.	351	38,759
Exxon Mobil Corp.	330	28,261
Phillips 66	119	9,748
Pioneer Natural Resources Co.	131	29,297
		277,968
Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	950	73,131
Eli Lilly & Co.	229	74,334
Johnson & Johnson	429	76,169
Merck & Co., Inc.	374	34,105
Pfizer, Inc.	438	22,947
		280,686
Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	112	10,153
Leidos Holdings, Inc.	223	22,438
		32,591
Road & Rail — 1.0%
Lyft, Inc., Class A *	119	1,579
Norfolk Southern Corp.	166	37,649
Uber Technologies, Inc. *	142	2,900
Union Pacific Corp.	120	25,639
		67,767
Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc. *	576	44,048
Analog Devices, Inc.	375	54,821
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Applied Materials, Inc.	63	5,719
Lam Research Corp.	103	43,669
Microchip Technology, Inc.	402	23,316
Micron Technology, Inc.	227	12,552
NVIDIA Corp.	460	69,712
NXP Semiconductors NV (China)	267	39,519
QUALCOMM, Inc.	144	18,440
Texas Instruments, Inc.	448	68,878
		380,674
Software — 8.8%
Adobe, Inc. *	95	34,593
Fortinet, Inc. *	144	8,168
Intuit, Inc.	119	46,003
Microsoft Corp.	1,796	461,141
Oracle Corp.	212	14,839
Salesforce, Inc. *	114	18,804
Workday, Inc., Class A *	73	10,185
		593,733
Specialty Retail — 2.8%
AutoNation, Inc. *	46	5,174
AutoZone, Inc. *	8	16,660
Best Buy Co., Inc.	303	19,735
Burlington Stores, Inc. *	36	4,891
Home Depot, Inc. (The)	80	21,964
Lowe's Cos., Inc.	357	62,344
O'Reilly Automotive, Inc. *	57	36,314
TJX Cos., Inc. (The)	379	21,151
		188,233
Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc.	3,220	440,256
Seagate Technology Holdings plc	409	29,185
		469,441
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	339	34,600
Tobacco — 0.8%
Altria Group, Inc.	570	23,827
Philip Morris International, Inc.	320	31,566
		55,393
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	252	33,898
Total Common Stocks (Cost $5,216,248)		6,598,116
Short Term Investments — 1.8%
Investment Companies — 1.8%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $117,988)	117,970	117,994
Total Investments — 99.5% (Cost $5,334,236)		6,716,110
Other Assets Less Liabilities — 0.5%		34,928
NET ASSETS — 100.0%		6,751,038

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	89

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	752	09/16/2022	USD	142,730	(2,838)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Large Cap Funds	June 30, 2022

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%
Auto Components — 1.1%
Aptiv plc *	22	1,980
Automobiles — 0.9%
Rivian Automotive, Inc., Class A *	10	250
Tesla, Inc. *	2	1,441
		1,691
Banks — 5.0%
Bank of America Corp.	145	4,524
Citigroup, Inc.	32	1,474
Fifth Third Bancorp	50	1,688
SVB Financial Group *	4	1,505
		9,191
Biotechnology — 1.3%
Amgen, Inc.	10	2,362
Building Products — 2.6%
Trane Technologies plc	32	4,236
Trex Co., Inc. *	11	588
		4,824
Capital Markets — 3.4%
Intercontinental Exchange, Inc.	17	1,574
Morgan Stanley	27	2,093
S&P Global, Inc.	6	1,972
State Street Corp.	11	682
		6,321
Chemicals — 0.7%
Linde plc (United Kingdom)	4	1,222
Containers & Packaging — 1.4%
Ball Corp.	38	2,600
Diversified Financial Services — 1.5%
Voya Financial, Inc.	48	2,829
Diversified Telecommunication Services — 1.9%
Verizon Communications, Inc.	69	3,497
Electric Utilities — 2.3%
NextEra Energy, Inc.	36	2,765
Xcel Energy, Inc.	20	1,449
		4,214
Electrical Equipment — 2.1%
Eaton Corp. plc	31	3,903
Entertainment — 1.6%
Walt Disney Co. (The) *	32	3,018
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 3.8%
American Tower Corp.	6	1,485
Boston Properties, Inc.	19	1,682
Equinix, Inc.	2	1,340
Prologis, Inc.	21	2,537
		7,044
Food & Staples Retailing — 2.5%
Costco Wholesale Corp.	10	4,726
Food Products — 0.8%
General Mills, Inc.	19	1,466
Health Care Equipment & Supplies — 2.9%
Boston Scientific Corp. *	95	3,550
Hologic, Inc. *	26	1,755
		5,305
Health Care Providers & Services — 2.9%
UnitedHealth Group, Inc.	11	5,398
Insurance — 3.4%
Marsh & McLennan Cos., Inc.	10	1,555
MetLife, Inc.	27	1,671
Progressive Corp. (The)	26	3,087
		6,313
Interactive Media & Services — 3.7%
Alphabet, Inc., Class A *	3	6,941
Internet & Direct Marketing Retail — 0.3%
Etsy, Inc. *	8	580
IT Services — 4.4%
Accenture plc, Class A	5	1,521
Affirm Holdings, Inc. * (a)	13	230
Mastercard, Inc., Class A	20	6,149
Shopify, Inc., Class A (Canada) *	7	216
		8,116
Life Sciences Tools & Services — 5.8%
Agilent Technologies, Inc.	14	1,694
Illumina, Inc. *	3	487
IQVIA Holdings, Inc. *	18	3,992
Thermo Fisher Scientific, Inc.	9	4,661
		10,834
Machinery — 4.0%
Deere & Co.	11	3,270
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	91

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — continued
Ingersoll Rand, Inc.	70	2,939
Xylem, Inc.	14	1,133
		7,342
Multiline Retail — 1.0%
Target Corp.	13	1,906
Multi-Utilities — 1.3%
Sempra Energy	17	2,491
Personal Products — 1.2%
Estee Lauder Cos., Inc. (The), Class A	9	2,221
Pharmaceuticals — 5.4%
Bristol-Myers Squibb Co.	66	5,047
Merck & Co., Inc.	55	5,041
		10,088
Road & Rail — 1.2%
Norfolk Southern Corp.	10	2,318
Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices, Inc. *	18	1,342
Lam Research Corp.	4	1,638
NVIDIA Corp.	9	1,387
NXP Semiconductors NV (China)	15	2,269
SolarEdge Technologies, Inc. *	3	868
Texas Instruments, Inc.	17	2,660
		10,164
Software — 10.6%
Autodesk, Inc. *	5	867
Cadence Design Systems, Inc. *	11	1,569
Coupa Software, Inc. *	9	496
Intuit, Inc.	5	1,993
Microsoft Corp.	57	14,723
		19,648
Specialty Retail — 3.9%
Best Buy Co., Inc.	21	1,394
Home Depot, Inc. (The)	13	3,442
TJX Cos., Inc. (The)	43	2,431
		7,267
INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 6.2%
Apple, Inc.	75	10,202
Seagate Technology Holdings plc	17	1,207
		11,409
Textiles, Apparel & Luxury Goods — 0.5%
VF Corp.	19	850
Total Common Stocks (Cost $185,835)		180,079
Short Term Investments — 1.5%
Investment Companies — 1.4%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $2,533)	2,533	2,533
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $198)	198	198
Total Short Term Investments (Cost $2,731)		2,731
Total Investments — 98.6% (Cost $188,566)		182,810
Other Assets Less Liabilities — 1.4%		2,596
NET ASSETS — 100.0%		185,406

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $182.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Large Cap Funds	June 30, 2022

Futures contracts outstanding as of June 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-Mini S&P 500 ESG Index	28	09/16/2022	USD	4,647	(62)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	93

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.9%
Aerospace & Defense — 4.4%
General Dynamics Corp.	177	39,244
Northrop Grumman Corp.	70	33,414
Raytheon Technologies Corp.	525	50,411
		123,069
Air Freight & Logistics — 1.3%
United Parcel Service, Inc., Class B	200	36,526
Airlines — 0.8%
Southwest Airlines Co. *	635	22,953
Banks — 9.3%
Bank of America Corp.	1,389	43,255
Citigroup, Inc.	873	40,145
Citizens Financial Group, Inc.	298	10,638
M&T Bank Corp.	117	18,572
PNC Financial Services Group, Inc. (The)	208	32,879
Truist Financial Corp.	783	37,125
US Bancorp	386	17,765
Wells Fargo & Co.	1,585	62,093
		262,472
Beverages — 1.3%
Monster Beverage Corp. *	157	14,535
PepsiCo, Inc.	132	22,109
		36,644
Biotechnology — 3.4%
AbbVie, Inc.	282	43,134
Amgen, Inc.	68	16,621
Biogen, Inc. *	20	4,101
Vertex Pharmaceuticals, Inc. *	111	31,251
		95,107
Building Products — 0.3%
Trane Technologies plc	75	9,712
Capital Markets — 6.7%
BlackRock, Inc.	79	48,281
Charles Schwab Corp. (The)	364	22,962
Goldman Sachs Group, Inc. (The)	102	30,380
Morgan Stanley	599	45,564
S&P Global, Inc.	54	18,100
T. Rowe Price Group, Inc.	200	22,718
		188,005
INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 2.4%
Air Products and Chemicals, Inc.	141	34,016
Axalta Coating Systems Ltd. *	1,516	33,514
		67,530
Commercial Services & Supplies — 0.7%
Republic Services, Inc.	143	18,676
Construction Materials — 0.9%
Vulcan Materials Co.	181	25,775
Consumer Finance — 1.8%
American Express Co.	194	26,821
Capital One Financial Corp.	223	23,280
		50,101
Containers & Packaging — 0.4%
Ball Corp.	155	10,646
Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B *	182	49,689
Electric Utilities — 2.0%
Entergy Corp.	90	10,065
NextEra Energy, Inc.	312	24,186
Xcel Energy, Inc.	311	22,022
		56,273
Electrical Equipment — 1.0%
Eaton Corp. plc	222	27,948
Entertainment — 0.5%
Walt Disney Co. (The) *	139	13,113
Equity Real Estate Investment Trusts (REITs) — 1.4%
AvalonBay Communities, Inc.	50	9,626
Host Hotels & Resorts, Inc.	1,018	15,966
Ventas, Inc.	258	13,274
		38,866
Food & Staples Retailing — 1.0%
Walmart, Inc.	226	27,532
Food Products — 1.0%
Mondelez International, Inc., Class A	456	28,298
Health Care Equipment & Supplies — 3.4%
Becton Dickinson and Co.	93	22,850
Boston Scientific Corp. *	651	24,263
Medtronic plc	324	29,047
Zimmer Biomet Holdings, Inc.	174	18,343
		94,503
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Large Cap Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 5.9%
Cigna Corp.	158	41,622
Elevance Health, Inc.	50	24,099
Humana, Inc.	60	28,070
UnitedHealth Group, Inc.	143	73,341
		167,132
Hotels, Restaurants & Leisure — 1.7%
Booking Holdings, Inc. *	11	18,520
McDonald's Corp.	121	29,951
		48,471
Household Durables — 0.4%
Newell Brands, Inc.	535	10,189
Household Products — 1.1%
Procter & Gamble Co. (The)	218	31,405
Insurance — 4.2%
Chubb Ltd.	156	30,700
Hartford Financial Services Group, Inc. (The)	412	26,986
Loews Corp.	224	13,275
Marsh & McLennan Cos., Inc.	86	13,281
MetLife, Inc.	358	22,453
Prudential Financial, Inc.	129	12,332
		119,027
Interactive Media & Services — 1.8%
Alphabet, Inc., Class C *	16	35,255
Meta Platforms, Inc., Class A *	91	14,706
		49,961
IT Services — 1.0%
Fidelity National Information Services, Inc.	94	8,649
International Business Machines Corp.	137	19,332
		27,981
Machinery — 2.5%
Dover Corp.	298	36,159
Parker-Hannifin Corp.	142	34,960
		71,119
Media — 1.4%
Comcast Corp., Class A	987	38,739
Multiline Retail — 0.9%
Dollar General Corp.	102	24,986
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 1.6%
CMS Energy Corp.	505	34,068
Public Service Enterprise Group, Inc.	159	10,079
		44,147
Oil, Gas & Consumable Fuels — 7.5%
Chevron Corp.	193	27,988
ConocoPhillips	778	69,851
EOG Resources, Inc.	432	47,701
Exxon Mobil Corp.	681	58,295
Valero Energy Corp.	73	7,814
		211,649
Pharmaceuticals — 6.5%
Bristol-Myers Squibb Co.	884	68,047
Eli Lilly & Co.	97	31,435
Johnson & Johnson	306	54,395
Merck & Co., Inc.	95	8,680
Pfizer, Inc.	408	21,387
		183,944
Road & Rail — 1.0%
CSX Corp.	929	26,997
Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc.	284	41,459
Lam Research Corp.	25	10,535
NXP Semiconductors NV (China)	176	26,144
Texas Instruments, Inc.	277	42,540
		120,678
Software — 1.1%
Microsoft Corp.	125	32,110
Specialty Retail — 4.8%
AutoZone, Inc. *	18	39,325
Home Depot, Inc. (The)	113	31,010
Lowe's Cos., Inc.	128	22,303
O'Reilly Automotive, Inc. *	22	14,278
TJX Cos., Inc. (The)	520	29,023
		135,939
Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc.	85	11,636
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	233	23,765
Tobacco — 1.4%
Philip Morris International, Inc.	407	40,162
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	95

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc. *	174	23,396
Total Common Stocks (Cost $2,415,242)		2,726,871
Short Term Investments — 2.7%
Investment Companies — 2.7%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b) (Cost $76,404)	76,396	76,411
Total Investments — 99.6% (Cost $2,491,646)		2,803,282
Other Assets Less Liabilities — 0.4%		11,046
NET ASSETS — 100.0%		2,814,328

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is is managed by JP Morgan Chase Bank, N.A.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Large Cap Funds	June 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund
ASSETS:
Investments in non-affiliates, at value	$173,256	$45,254,776	$7,127,198	$3,506,378
Investments in affiliates, at value	11,341	667,513	120,259	80,017
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	—	—	6,000	—
Cash	6	684	39	—
Foreign currency, at value	1	—	2	—
Deposits at broker for futures contracts	—	—	3,223	410
Receivables:
Due from custodian	—	—	—	3,184
Investment securities sold	—	55,986	—	134,022
Fund shares sold	851	33,747	4,504	15,430
Interest from non-affiliates	—	—	—	22,749
Dividends from non-affiliates	176	92,274	5,688	3,912
Dividends from affiliates	—(a)	28	26	3
Securities lending income (See Note 2.C)	—	—	—(a)	—
Variation margin on futures contracts	—	—	—	278
Total Assets	185,631	46,105,008	7,266,939	3,766,383
LIABILITIES:
Payables:
Distributions	—	—	—	1,350
Investment securities purchased	5,444	63,242	—	132,162
Collateral received on securities loaned (See Note 2.C)	—	—	6,000	—
Fund shares redeemed	63	45,715	1,948	20,104
Variation margin on futures contracts	—	—	362	—
Accrued liabilities:
Investment advisory fees	68	15,353	—	508
Administration fees	8	1,284	158	82
Distribution fees	7	1,819	194	642
Service fees	29	5,136	251	695
Custodian and accounting fees	4	258	47	16
Trustees’ and Chief Compliance Officer’s fees	—(a)	—	—(a)	—(a)
Other	85	787	195	233
Total Liabilities	5,708	133,594	9,155	155,792
Net Assets	$179,923	$45,971,414	$7,257,784	$3,610,591

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	97

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund
NET ASSETS:
Paid-in-Capital	$155,785	$33,921,627	$4,463,432	$3,930,177
Total distributable earnings (loss)	24,138	12,049,787	2,794,352	(319,586)
Total Net Assets:	$179,923	$45,971,414	$7,257,784	$3,610,591
Net Assets:
Class A	$17,340	$4,562,270	$654,422	$905,284
Class C	6,298	1,206,824	86,737	756,008
Class I	121,161	17,614,254	1,121,519	1,859,617
Class R2	—	102,353	—	—
Class R3	—	232,772	—	—
Class R4	—	211,963	—	—
Class R5	—	1,300,595	—	160
Class R6	35,124	20,740,383	5,395,106	89,522
Total	$179,923	$45,971,414	$7,257,784	$3,610,591
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	611	215,725	11,533	65,627
Class C	237	58,360	1,545	54,806
Class I	4,155	816,980	19,740	134,776
Class R2	—	4,864	—	—
Class R3	—	11,016	—	—
Class R4	—	9,838	—	—
Class R5	—	60,275	—	12
Class R6	1,210	962,015	94,935	6,489
Net Asset Value (a):
Class A — Redemption price per share	$28.42	$21.15	$56.74	$13.79
Class C — Offering price per share (b)	26.57	20.68	56.14	13.79
Class I — Offering and redemption price per share	29.16	21.56	56.81	13.80
Class R2 — Offering and redemption price per share	—	21.04	—	—
Class R3 — Offering and redemption price per share	—	21.13	—	—
Class R4 — Offering and redemption price per share	—	21.54	—	—
Class R5 — Offering and redemption price per share	—	21.58	—	13.79
Class R6 — Offering and redemption price per share	29.01	21.56	56.83	13.80
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$29.99	$22.32	$59.88	$14.55
Cost of investments in non-affiliates	$148,498	$33,586,660	$4,164,016	$3,579,763
Cost of investments in affiliates	11,340	667,488	93,632	80,015
Cost of foreign currency	1	—	2	—
Investment securities on loan, at value (See Note 2.C)	—	—	5,442	—
Cost of investment of cash collateral (See Note 2.C)	—	—	6,000	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Hedged Equity Fund	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$16,095,362	$5,286,873	$2,629,550	$29,453,501
Investments in affiliates, at value	—	212,012	60,717	1,876,889
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	—	—	—	6,439
Options purchased, at value	503,744	250,491	152,908	—
Cash	6,458	1,273	457	1,724
Foreign currency, at value	10	4	2	—
Deposits at broker for futures contracts	3,392	1,988	3,129	—
Receivables:
Investment securities sold	2,458,074	1,208	370	—
Fund shares sold	21,521	35,947	38,672	43,909
Dividends from non-affiliates	16,049	5,590	2,781	17,110
Dividends from affiliates	77	8	2	79
Securities lending income (See Note 2.C)	—	—	—	1
Variation margin on futures contracts	1,246	1,963	—	—
Total Assets	19,105,933	5,797,357	2,888,588	31,399,652
LIABILITIES:
Payables:
Investment securities purchased	1,978,154	146,977	888	—
Collateral received on securities loaned (See Note 2.C)	—	—	—	6,439
Interfund lending	2,388	—	—	—
Fund shares redeemed	120,556	7,615	3,571	30,583
Variation margin on futures contracts	—	—	278	—
Outstanding options written, at fair value	501,568	16,699	31,364	—
Accrued liabilities:
Investment advisory fees	3,447	848	360	10,236
Administration fees	894	154	38	317
Distribution fees	616	213	83	1,233
Service fees	3,122	961	473	3,015
Custodian and accounting fees	109	24	18	191
Trustees’ and Chief Compliance Officer’s fees	—	—	—	—
Other	745	399	222	940
Total Liabilities	2,611,599	173,890	37,295	52,954
Net Assets	$16,494,334	$5,623,467	$2,851,293	$31,346,698
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	99

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Hedged Equity Fund	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$14,562,269	$6,096,749	$3,159,574	$25,253,261
Total distributable earnings (loss)	1,932,065	(473,282)	(308,281)	6,093,437
Total Net Assets:	$16,494,334	$5,623,467	$2,851,293	$31,346,698
Net Assets:
Class A	$1,647,387	$295,220	$110,840	$3,734,120
Class C	436,891	241,375	97,285	556,002
Class I	12,790,417	4,110,283	2,257,577	9,509,669
Class R2	—	—	—	90,916
Class R3	—	—	—	205,831
Class R4	—	—	—	137,633
Class R5	5,335	636	128	629,918
Class R6	1,614,304	975,953	385,463	16,482,609
Total	$16,494,334	$5,623,467	$2,851,293	$31,346,698
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	68,074	19,850	7,730	84,639
Class C	18,189	16,266	6,802	18,742
Class I	526,819	276,065	157,220	209,833
Class R2	—	—	—	2,191
Class R3	—	—	—	4,630
Class R4	—	—	—	3,044
Class R5	219	43	9	13,428
Class R6	66,340	65,486	26,817	346,934
Net Asset Value (a):
Class A — Redemption price per share	$24.20	$14.87	$14.34	$44.12
Class C — Offering price per share (b)	24.02	14.84	14.30	29.67
Class I — Offering and redemption price per share	24.28	14.89	14.36	45.32
Class R2 — Offering and redemption price per share	—	—	—	41.49
Class R3 — Offering and redemption price per share	—	—	—	44.45
Class R4 — Offering and redemption price per share	—	—	—	45.23
Class R5 — Offering and redemption price per share	24.32	14.89	14.37	46.91
Class R6 — Offering and redemption price per share	24.33	14.90	14.37	47.51
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$25.54	$15.69	$15.13	$46.56
Cost of investments in non-affiliates	$12,971,764	$5,921,651	$2,946,892	$24,304,559
Cost of investments in affiliates	—	212,012	60,717	1,876,903
Cost of options purchased	524,372	195,758	93,533	—
Cost of foreign currency	10	4	2	—
Investment securities on loan, at value (See Note 2.C)	—	—	—	5,817
Cost of investment of cash collateral (See Note 2.C)	—	—	—	6,439
Premiums received from options written	508,009	191,908	81,615	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund
ASSETS:
Investments in non-affiliates, at value	$3,066,049	$193,334	$17,972,236	$935,814
Investments in affiliates, at value	130,474	2,967	594,276	38,483
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	—	—	—	638
Cash	122	3	502	29
Foreign currency, at value	—	—	—	1
Deposits at broker for futures contracts	—	295	11,214	2,110
Receivables:
Investment securities sold	—	—	82,926	—
Fund shares sold	8,417	24	13,200	52
Dividends from non-affiliates	4,694	257	15,561	520
Dividends from affiliates	6	—(a)	25	2
Securities lending income (See Note 2.C)	—	—	—	—(a)
Total Assets	3,209,762	196,880	18,689,940	977,649
LIABILITIES:
Payables:
Investment securities purchased	9,666	—	62,204	—
Collateral received on securities loaned (See Note 2.C)	—	—	—	638
Fund shares redeemed	2,457	160	10,736	193
Variation margin on futures contracts	—	21	1,184	252
Accrued liabilities:
Investment advisory fees	939	38	5,900	207
Administration fees	132	4	752	36
Distribution fees	105	16	683	46
Service fees	313	20	1,059	52
Custodian and accounting fees	20	6	111	8
Trustees’ and Chief Compliance Officer’s fees	—(a)	—	—	—
Other	112	117	402	68
Total Liabilities	13,744	382	83,031	1,500
Net Assets	$3,196,018	$196,498	$18,606,909	$976,149

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	101

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Large Cap Value Fund	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund
NET ASSETS:
Paid-in-Capital	$2,946,450	$173,530	$13,205,671	$699,812
Total distributable earnings (loss)	249,568	22,968	5,401,238	276,337
Total Net Assets:	$3,196,018	$196,498	$18,606,909	$976,149
Net Assets:
Class A	$235,054	$49,916	$1,577,771	$92,344
Class C	79,663	7,147	351,674	19,522
Class I	1,275,387	94,291	1,863,855	86,649
Class L	—	—	1,578,191	—
Class R2	12,323	2,651	219,960	31,751
Class R3	6,010	—	157,177	—
Class R4	495	—	55,292	—
Class R5	23,073	3,610	911,961	103,007
Class R6	1,564,013	38,883	11,891,028	642,876
Total	$3,196,018	$196,498	$18,606,909	$976,149
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,133	1,879	90,244	1,861
Class C	4,683	276	21,126	408
Class I	72,748	3,506	106,172	1,698
Class L	—	—	89,689	—
Class R2	695	101	12,749	666
Class R3	344	—	9,033	—
Class R4	28	—	3,155	—
Class R5	1,300	134	51,807	2,059
Class R6	88,815	1,444	673,765	12,854
Net Asset Value (a):
Class A — Redemption price per share	$17.90	$26.56	$17.48	$49.61
Class C — Offering price per share (b)	17.01	25.93	16.65	47.82
Class I — Offering and redemption price per share	17.53	26.89	17.56	51.05
Class L — Offering and redemption price per share	—	—	17.60	—
Class R2 — Offering and redemption price per share	17.72	26.18	17.25	47.65
Class R3 — Offering and redemption price per share	17.49	—	17.40	—
Class R4 — Offering and redemption price per share	17.92	—	17.52	—
Class R5 — Offering and redemption price per share	17.75	26.95	17.60	50.02
Class R6 — Offering and redemption price per share	17.61	26.95	17.65	50.02
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.89	$28.03	$18.45	$52.36
Cost of investments in non-affiliates	$2,919,172	$173,950	$12,757,261	$687,640
Cost of investments in affiliates	130,466	2,967	594,247	38,481
Cost of foreign currency	—	—	—	1
Investment securities on loan, at value (See Note 2.C)	—	—	—	587
Cost of investment of cash collateral (See Note 2.C)	—	—	—	638

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
ASSETS:
Investments in non-affiliates, at value	$1,998,104	$6,598,116	$180,079	$2,726,871
Investments in affiliates, at value	6,679	117,994	2,533	76,411
Investments of cash collateral received from securities loaned, at value (See Note 2.C)	—	—	198	—
Cash	37	102	2	79
Foreign currency, at value	6	5	1	—
Deposits at broker for futures contracts	—	6,709	241	—
Receivables:
Investment securities sold	8,347	658	1,060	1,516
Fund shares sold	406	24,436	2,665	13,000
Dividends from non-affiliates	1,663	7,181	196	3,735
Dividends from affiliates	—(a)	5	—(a)	3
Securities lending income (See Note 2.C)	—	—	—(a)	—
Total Assets	2,015,242	6,755,206	186,975	2,821,615
LIABILITIES:
Payables:
Securities sold short, at value	370,095	—	—	—
Dividend expense to non-affiliates on securities sold short	702	—	—	—
Investment securities purchased	4,096	872	993	2,842
Interest expense to non-affiliates on securities sold short	185	—	—	—
Collateral received on securities loaned (See Note 2.C)	—	—	198	—
Fund shares redeemed	1,738	976	224	2,799
Variation margin on futures contracts	—	693	26	—
Due to broker for securities sold short	7	—	—	—
Accrued liabilities:
Investment advisory fees	881	1,049	31	765
Administration fees	84	185	2	70
Distribution fees	72	31	11	198
Service fees	161	61	4	461
Custodian and accounting fees	18	29	6	16
Trustees’ and Chief Compliance Officer’s fees	—	—(a)	—	—
Other	133	272	74	136
Total Liabilities	378,172	4,168	1,569	7,287
Net Assets	$1,637,070	$6,751,038	$185,406	$2,814,328

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	103

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
NET ASSETS:
Paid-in-Capital	$614,457	$5,332,170	$199,275	$2,502,965
Total distributable earnings (loss)	1,022,613	1,418,868	(13,869)	311,363
Total Net Assets:	$1,637,070	$6,751,038	$185,406	$2,814,328
Net Assets:
Class A	$240,209	$145,624	$37,387	$723,238
Class C	28,297	—	4,668	71,714
Class I	970,509	611,102	98,142	1,440,632
Class R2	4,602	—	—	3,563
Class R3	—	—	—	8,698
Class R4	—	—	—	253
Class R5	27,541	—	—	4,409
Class R6	365,912	5,994,312	45,209	561,821
Total	$1,637,070	$6,751,038	$185,406	$2,814,328
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,326	5,044	767	12,012
Class C	1,828	—	98	1,350
Class I	51,952	20,887	1,992	22,502
Class R2	277	—	—	59
Class R3	—	—	—	136
Class R4	—	—	—	4
Class R5	1,457	—	—	68
Class R6	19,358	205,217	917	8,704
Net Asset Value (a):
Class A — Redemption price per share	$18.03	$28.88	$48.80	$60.21
Class C — Offering price per share (b)	15.48	—	47.61	53.16
Class I — Offering and redemption price per share	18.68	29.26	49.27	64.02
Class R2 — Offering and redemption price per share	16.59	—	—	60.30
Class R3 — Offering and redemption price per share	—	—	—	63.83
Class R4 — Offering and redemption price per share	—	—	—	64.04
Class R5 — Offering and redemption price per share	18.91	—	—	64.52
Class R6 — Offering and redemption price per share	18.90	29.21	49.27	64.55
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$19.03	$30.48	$51.50	$63.55
Cost of investments in non-affiliates	$1,226,944	$5,216,248	$185,835	$2,415,242
Cost of investments in affiliates	6,679	117,988	2,533	76,404
Cost of foreign currency	6	5	1	—
Investment securities on loan, at value	—	—	182	—
Cost of investment of cash collateral (See Note 2.C)	—	—	198	—
Proceeds from securities sold short	438,133	—	—	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Large Cap Funds	June 30, 2022

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	$194,508
Dividend income from non-affiliates	1,592	1,193,944	108,426	33,216
Dividend income from affiliates	18	2,188	2,405	161
Income from securities lending (net) (See Note 2.C)	—	—	49	2
Total investment income	1,610	1,196,132	110,880	227,887
EXPENSES:
Investment advisory fees	749	196,546	3,092	5,431
Administration fees	112	16,182	5,797	1,629
Distribution fees:
Class A	31	12,276	1,909	1,328
Class C	36	10,728	802	3,447
Class R2	—	452	—	—
Class R3	—	673	—	—
Service fees:
Class A	31	12,276	1,909	1,328
Class C	12	3,576	268	1,149
Class I	243	47,301	3,394	2,783
Class R2	—	226	—	—
Class R3	—	673	—	—
Class R4	—	579	—	—
Class R5	—	1,578	—	—
Custodian and accounting fees	25	1,557	281	100
Interest expense to affiliates	—	—	4	—(a)
Professional fees	50	358	97	86
Trustees’ and Chief Compliance Officer’s fees	26	165	47	31
Printing and mailing costs	3	1,490	119	71
Registration and filing fees	52	1,654	216	692
Transfer agency fees (See Note 2.M)	4	809	231	65
Other	13	1,546	167	62
Total expenses	1,387	310,645	18,333	18,202
Less fees waived	(139)	(1,078)	(8,492)	(581)
Less expense reimbursements	—	—	(42)	—
Net expenses	1,248	309,567	9,799	17,621
Net investment income (loss)	362	886,565	101,081	210,266
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,520	1,238,681	(53,205)	(196,716)
Investments in affiliates	—	(292)	(840)	1
Futures contracts	—	—	1,729	(12,847)
Net realized gain (loss)	1,520	1,238,389	(52,316)	(209,562)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(21,485)	(2,960,355)	(898,482)	(142,900)
Investments in affiliates	1	(113)	(25,721)	2
Futures contracts	—	—	(919)	141
Change in net unrealized appreciation/depreciation	(21,484)	(2,960,468)	(925,122)	(142,757)
Net realized/unrealized gains (losses)	(19,964)	(1,722,079)	(977,438)	(352,319)
Change in net assets resulting from operations	$(19,602)	$(835,514)	$(876,357)	$(142,053)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	105

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity Fund	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—	$8
Dividend income from non-affiliates	252,138	52,290	27,928	270,438
Dividend income from affiliates	213	202	103	5,759
Income from securities lending (net) (See Note 2.C)	—	—	—	144
Total investment income	252,351	52,494	28,031	276,349
EXPENSES:
Investment advisory fees	46,664	9,239	4,967	168,383
Administration fees	11,819	2,772	1,490	14,872
Distribution fees:
Class A	4,541	522	204	12,017
Class C	3,691	1,292	511	5,602
Class R2	—	—	—	622
Class R3	—	—	—	650
Service fees:
Class A	4,541	522	204	12,017
Class C	1,230	430	170	1,867
Class I	36,231	7,315	3,867	27,144
Class R2	—	—	—	311
Class R3	—	—	—	650
Class R4	—	—	—	503
Class R5	6	1	—	862
Custodian and accounting fees	618	147	94	1,169
Interest expense to affiliates	—(a)	—	—	—
Professional fees	190	86	76	289
Trustees’ and Chief Compliance Officer’s fees	79	35	31	132
Printing and mailing costs	804	157	92	1,068
Registration and filing fees	880	1,180	736	1,984
Transfer agency fees (See Note 2.M)	245	38	19	704
Offering costs (See Note 2.K)	—	69	70	—
Other	688	119	54	1,054
Total expenses	112,227	23,924	12,585	251,900
Less fees waived	(203)	(808)	(597)	(26,043)
Less expense reimbursements	—	(74)	(72)	(15)
Net expenses	112,024	23,042	11,916	225,842
Net investment income (loss)	140,327	29,452	16,115	50,507
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	962,674	(129,673)	(46,588)	1,518,098
Investments in affiliates	—	—	—	(377)
Options purchased	399,733	(80,522)	(184,631)	—
Futures contracts	(6,484)	(6,625)	(3,007)	—
Options written	162,347	155,021	140,247	—
Net realized gain (loss)	1,518,270	(61,799)	(93,979)	1,517,721
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,740,155)	(687,185)	(342,220)	(9,342,995)
Investments in affiliates	—	—	—	(196)
Options purchased	(26,130)	73,443	63,887	—
Futures contracts	(1,797)	(145)	(335)	—
Options written	(1,406)	167,188	49,931	—
Change in net unrealized appreciation/depreciation	(2,769,488)	(446,699)	(228,737)	(9,343,191)
Net realized/unrealized gains (losses)	(1,251,218)	(508,498)	(322,716)	(7,825,470)
Change in net assets resulting from operations	$(1,110,891)	$(479,046)	$(306,601)	$(7,774,963)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$9	$1
Dividend income from non-affiliates	63,169	4,973	273,168	9,841
Dividend income from affiliates	302	9	1,142	71
Income from securities lending (net) (See Note 2.C)	25	—(a)	46	40
Total investment income	63,496	4,982	274,365	9,953
EXPENSES:
Investment advisory fees	13,536	712	83,788	3,713
Administration fees	2,538	178	12,728	928
Distribution fees:
Class A	556	146	4,432	294
Class C	512	74	2,994	210
Class R2	59	15	1,324	217
Class R3	8	—	450	—
Service fees:
Class A	556	146	4,432	294
Class C	171	25	998	70
Class I	3,262	300	4,923	355
Class L	—	—	1,899	—
Class R2	29	7	662	109
Class R3	8	—	450	—
Class R4	1	—	146	—
Class R5	25	4	1,081	143
Custodian and accounting fees	125	26	658	46
Interest expense to affiliates	1	—	1	—
Professional fees	70	71	181	58
Trustees’ and Chief Compliance Officer’s fees	33	26	85	29
Printing and mailing costs	93	8	235	44
Registration and filing fees	390	66	715	95
Transfer agency fees (See Note 2.M)	321	11	359	47
Other	116	21	500	37
Total expenses	22,410	1,836	123,041	6,689
Less fees waived	(2,339)	(502)	(6,910)	(798)
Less expense reimbursements	(18)	(1)	(126)	—
Net expenses	20,053	1,333	116,005	5,891
Net investment income (loss)	43,443	3,649	158,360	4,062
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	163,511	43,569	1,076,124	119,281
Investments in affiliates	(8)	—(a)	(137)	(5)
Futures contracts	—	(127)	(45,371)	(996)
Net realized gain (loss)	163,503	43,442	1,030,616	118,280
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(382,739)	(53,165)	(3,200,832)	(314,612)
Investments in affiliates	8	—	32	(1)
Futures contracts	—	(3)	3,430	(1,571)
Change in net unrealized appreciation/depreciation	(382,731)	(53,168)	(3,197,370)	(316,184)
Net realized/unrealized gains (losses)	(219,228)	(9,726)	(2,166,754)	(197,904)
Change in net assets resulting from operations	$(175,785)	$(6,077)	$(2,008,394)	$(193,842)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	107

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)

	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$3	$—	$—
Dividend income from non-affiliates	36,848	83,193	2,329	45,713
Dividend income from affiliates	48	271	8	193
Income from securities lending (net) (See Note 2.C)	—	—	3	—
Total investment income	36,896	83,467	2,340	45,906
EXPENSES:
Investment advisory fees	15,781	14,947	536	8,798
Administration fees	1,821	4,484	134	1,650
Distribution fees:
Class A	803	419	86	1,558
Class C	269	—	36	402
Class R2	29	—	—	15
Class R3	—	—	—	18
Service fees:
Class A	803	419	86	1,558
Class C	90	—	12	134
Class I	3,833	1,794	257	2,778
Class R2	14	—	—	7
Class R3	—	—	—	18
Class R4	—	—	—	1
Class R5	34	—	—	2
Custodian and accounting fees	92	190	31	83
Interest expense to affiliates	—(a)	—(a)	—	—
Professional fees	68	88	51	62
Trustees’ and Chief Compliance Officer’s fees	32	42	25	31
Printing and mailing costs	56	34	35	96
Registration and filing fees	69	300	93	400
Transfer agency fees (See Note 2.M)	58	62	8	141
Dividend expense to non-affiliates on securities sold short	15,031	—	—	—
Interest expense to non-affiliates on securities sold short	3,215	—	—	—
Other	93	110	17	95
Total expenses	42,191	22,889	1,407	17,847
Less fees waived	(2,919)	(6,655)	(605)	(1,665)
Less expense reimbursements	(4)	—	(1)	(6)
Net expenses	39,268	16,234	801	16,176
Net investment income (loss)	(2,372)	67,233	1,539	29,730
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	576,813	232,668	(6,008)	873
Investments in affiliates	(2)	(46)	(1)	(21)
Futures contracts	(1,276)	(12,258)	(419)	—
Securities sold short	(47,163)	—	—	—
Net realized gain (loss)	528,372	220,364	(6,428)	852
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(856,556)	(1,098,448)	(32,652)	(206,747)
Investments in affiliates	—(a)	—(a)	(1)	7
Futures contracts	—	(3,803)	(126)	—
Securities sold short	109,819	—	—	—
Change in net unrealized appreciation/depreciation	(746,737)	(1,102,251)	(32,779)	(206,740)
Net realized/unrealized gains (losses)	(218,365)	(881,887)	(39,207)	(205,888)
Change in net assets resulting from operations	$(220,737)	$(814,654)	$(37,668)	$(176,158)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Large Cap Funds	June 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$362	$348	$886,565	$665,372
Net realized gain (loss)	1,520	17,317	1,238,389	933,009
Change in net unrealized appreciation/depreciation	(21,484)	22,946	(2,960,468)	10,722,892
Change in net assets resulting from operations	(19,602)	40,611	(835,514)	12,321,273
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,192)	(862)	(164,725)	(59,104)
Class C	(513)	(403)	(42,186)	(14,553)
Class I	(9,277)	(7,180)	(669,432)	(245,584)
Class R2	—	—	(2,569)	(921)
Class R3	—	—	(8,711)	(3,447)
Class R4	—	—	(8,137)	(3,022)
Class R5	—	—	(58,431)	(26,918)
Class R6	(3,810)	(3,356)	(826,895)	(310,281)
Total distributions to shareholders	(14,792)	(11,801)	(1,781,086)	(663,830)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	82,423	18,030	2,182,357	5,193,277
NET ASSETS:
Change in net assets	48,029	46,840	(434,243)	16,850,720
Beginning of period	131,894	85,054	46,405,657	29,554,937
End of period	$179,923	$131,894	$45,971,414	$46,405,657
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	109

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Equity Premium Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$101,081	$86,869	$210,266	$34,890
Net realized gain (loss)	(52,316)	83,243	(209,562)	(4,048)
Change in net unrealized appreciation/depreciation	(925,122)	1,884,412	(142,757)	61,774
Change in net assets resulting from operations	(876,357)	2,054,524	(142,053)	92,616
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(17,775)	(8,535)	(51,883)	(3,484)
Class C	(1,864)	(710)	(42,257)	(2,300)
Class I	(36,175)	(15,010)	(109,468)	(25,702)
Class R5	—	—	(10)	(5)
Class R6	(150,588)	(74,066)	(6,808)	(3,425)
Total distributions to shareholders	(206,402)	(98,321)	(210,426)	(34,916)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,696,102	(315,633)	3,062,266	651,374
NET ASSETS:
Change in net assets	613,343	1,640,570	2,709,787	709,074
Beginning of period	6,644,441	5,003,871	900,804	191,730
End of period	$7,257,784	$6,644,441	$3,610,591	$900,804
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Hedged Equity Fund		JPMorgan Hedged Equity 2 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Period Ended June 30, 2021 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$140,327	$124,937	$29,452	$1,623
Net realized gain (loss)	1,518,270	(1,966,393)	(61,799)	(9,789)
Change in net unrealized appreciation/depreciation	(2,769,488)	4,396,300	(446,699)	41,762
Change in net assets resulting from operations	(1,110,891)	2,554,844	(479,046)	33,596
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,354)	(7,417)	(1,015)	(25)
Class C	(427)	(1,096)	(134)	(1)
Class I	(108,876)	(115,685)	(21,141)	(785)
Class R5	(54)	(47)	(5)	(1)
Class R6	(18,335)	(15,731)	(4,458)	(305)
Total distributions to shareholders	(137,046)	(139,976)	(26,753)	(1,117)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(552,652)	7,138,463	4,737,398	1,359,389
NET ASSETS:
Change in net assets	(1,800,589)	9,553,331	4,231,599	1,391,868
Beginning of period	18,294,923	8,741,592	1,391,868	—
End of period	$16,494,334	$18,294,923	$5,623,467	$1,391,868

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	111

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2022	Period Ended June 30, 2021 (a)	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,115	$641	$50,507	$(41,950)
Net realized gain (loss)	(93,979)	(7,884)	1,517,721	5,959,007
Change in net unrealized appreciation/depreciation	(228,737)	20,718	(9,343,191)	4,245,115
Change in net assets resulting from operations	(306,601)	13,475	(7,774,963)	10,162,172
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(392)	(15)	(708,158)	(229,243)
Class C	(57)	(3)	(155,323)	(49,805)
Class I	(11,480)	(417)	(1,544,842)	(484,046)
Class R2	—	—	(20,184)	(7,546)
Class R3	—	—	(39,213)	(8,542)
Class R4	—	—	(31,893)	(6,602)
Class R5	(1)	—	(117,247)	(48,291)
Class R6	(2,793)	(2)	(2,685,495)	(774,029)
Total distributions to shareholders	(14,723)	(437)	(5,302,355)	(1,608,104)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,606,051	553,528	7,007,636	5,597,146
NET ASSETS:
Change in net assets	2,284,727	566,566	(6,069,682)	14,151,214
Beginning of period	566,566	—	37,416,380	23,265,166
End of period	$2,851,293	$566,566	$31,346,698	$37,416,380

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$43,443	$19,708	$3,649	$4,072
Net realized gain (loss)	163,503	227,272	43,442	30,613
Change in net unrealized appreciation/depreciation	(382,731)	529,855	(53,168)	61,725
Change in net assets resulting from operations	(175,785)	776,835	(6,077)	96,410
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(16,253)	(755)	(14,584)	(1,695)
Class C	(4,773)	(69)	(2,524)	(287)
Class I	(104,910)	(4,846)	(30,625)	(4,082)
Class R2	(882)	(42)	(689)	(85)
Class R3	(34)	—	—	—
Class R4	(16)	—	—	—
Class R5	(1,981)	(193)	(1,033)	(141)
Class R6	(126,428)	(12,971)	(10,385)	(2,355)
Total distributions to shareholders	(255,277)	(18,876)	(59,840)	(8,645)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(714,390)	2,323,514	(13,864)	(67,252)
NET ASSETS:
Change in net assets	(1,145,452)	3,081,473	(79,781)	20,513
Beginning of period	4,341,470	1,259,997	276,279	255,766
End of period	$3,196,018	$4,341,470	$196,498	$276,279
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	113

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$158,360	$151,578	$4,062	$4,455
Net realized gain (loss)	1,030,616	2,016,851	118,280	196,953
Change in net unrealized appreciation/depreciation	(3,197,370)	4,026,205	(316,184)	220,654
Change in net assets resulting from operations	(2,008,394)	6,194,634	(193,842)	422,062
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(181,929)	(83,977)	(23,478)	(9,875)
Class C	(41,990)	(17,652)	(5,967)	(2,514)
Class I	(202,500)	(87,780)	(31,685)	(13,950)
Class L	(202,579)	(164,969)	—	—
Class R2	(26,985)	(14,883)	(9,121)	(4,145)
Class R3	(18,705)	(8,862)	—	—
Class R4	(6,517)	(1,911)	—	—
Class R5	(115,744)	(60,489)	(26,875)	(20,231)
Class R6	(1,409,196)	(727,732)	(145,336)	(67,081)
Total distributions to shareholders	(2,206,145)	(1,168,255)	(242,462)	(117,796)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,977,797	(121,490)	104,865	(111,060)
NET ASSETS:
Change in net assets	(1,236,742)	4,904,889	(331,439)	193,206
Beginning of period	19,843,651	14,938,762	1,307,588	1,114,382
End of period	$18,606,909	$19,843,651	$976,149	$1,307,588
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,372)	$(4,044)	$67,233	$58,068
Net realized gain (loss)	528,372	1,008,393	220,364	562,881
Change in net unrealized appreciation/depreciation	(746,737)	54,134	(1,102,251)	1,148,187
Change in net assets resulting from operations	(220,737)	1,058,483	(814,654)	1,769,136
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(81,344)	(77,084)	(20,391)	(7,423)
Class C	(10,063)	(9,299)	—	—
Class I	(393,194)	(515,371)	(89,423)	(25,017)
Class R2	(1,484)	(1,244)	—	—
Class R5	(7,963)	(9,627)	—	—
Class R6	(131,817)	(147,178)	(594,375)	(159,941)
Total distributions to shareholders	(625,865)	(759,803)	(704,189)	(192,381)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(167,574)	(697,740)	3,217,839	(889,477)
NET ASSETS:
Change in net assets	(1,014,176)	(399,060)	1,698,996	687,278
Beginning of period	2,651,246	3,050,306	5,052,042	4,364,764
End of period	$1,637,070	$2,651,246	$6,751,038	$5,052,042
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	115

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,539	$719	$29,730	$14,952
Net realized gain (loss)	(6,428)	4,226	852	44,116
Change in net unrealized appreciation/depreciation	(32,779)	19,592	(206,740)	351,990
Change in net assets resulting from operations	(37,668)	24,537	(176,158)	411,058
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,320)	(235)	(17,510)	(10,335)
Class C	(170)	(30)	(1,448)	(611)
Class I	(4,168)	(711)	(31,283)	(11,089)
Class R2	—	—	(74)	(33)
Class R3	—	—	(246)	(16)
Class R4	—	—	(8)	(24)
Class R5	—	—	(100)	(3)
Class R6 (a)	(1,394)	(247)	(12,025)	(4,026)
Total distributions to shareholders	(7,052)	(1,223)	(62,694)	(26,137)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	114,576	51,536	1,346,195	595,210
NET ASSETS:
Change in net assets	69,856	74,850	1,107,343	980,131
Beginning of period	115,550	40,700	1,706,985	726,854
End of period	$185,406	$115,550	$2,814,328	$1,706,985

(a)
Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,655	$3,527	$729,686	$1,280,565
Distributions reinvested	1,192	862	153,110	55,042
Cost of shares redeemed	(4,319)	(2,169)	(776,708)	(1,092,878)
Change in net assets resulting from Class A capital transactions	10,528	2,220	106,088	242,729
Class C
Proceeds from shares issued	2,980	419	107,183	243,967
Distributions reinvested	513	403	38,831	13,343
Cost of shares redeemed	(286)	(612)	(366,921)	(552,490)
Change in net assets resulting from Class C capital transactions	3,207	210	(220,907)	(295,180)
Class I
Proceeds from shares issued	59,967	9,125	4,277,091	5,967,956
Distributions reinvested	9,276	7,180	611,196	221,627
Cost of shares redeemed	(8,874)	(3,056)	(4,266,919)	(3,358,152)
Change in net assets resulting from Class I capital transactions	60,369	13,249	621,368	2,831,431
Class R2
Proceeds from shares issued	—	—	55,288	18,279
Distributions reinvested	—	—	2,523	901
Cost of shares redeemed	—	—	(25,869)	(37,123)
Change in net assets resulting from Class R2 capital transactions	—	—	31,942	(17,943)
Class R3
Proceeds from shares issued	—	—	59,868	94,161
Distributions reinvested	—	—	6,729	2,770
Cost of shares redeemed	—	—	(103,259)	(57,502)
Change in net assets resulting from Class R3 capital transactions	—	—	(36,662)	39,429
Class R4
Proceeds from shares issued	—	—	72,823	153,736
Distributions reinvested	—	—	8,137	3,022
Cost of shares redeemed	—	—	(107,227)	(68,895)
Change in net assets resulting from Class R4 capital transactions	—	—	(26,267)	87,863
Class R5
Proceeds from shares issued	—	—	273,919	365,652
Distributions reinvested	—	—	56,256	25,988
Cost of shares redeemed	—	—	(616,133)	(420,221)
Change in net assets resulting from Class R5 capital transactions	—	—	(285,958)	(28,581)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	117

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$7,495	$2,422	$6,295,923	$6,385,588
Distributions reinvested	3,808	3,353	795,963	296,277
Cost of shares redeemed	(2,984)	(3,424)	(5,099,133)	(4,348,336)
Change in net assets resulting from Class R6 capital transactions	8,319	2,351	1,992,753	2,333,529
Total change in net assets resulting from capital transactions	$82,423	$18,030	$2,182,357	$5,193,277
SHARE TRANSACTIONS:
Class A
Issued	422	112	32,056	66,002
Reinvested	36	29	6,715	2,827
Redeemed	(131)	(70)	(34,107)	(57,193)
Change in Class A Shares	327	71	4,664	11,636
Class C
Issued	100	13	4,817	12,513
Reinvested	16	15	1,740	703
Redeemed	(9)	(21)	(16,497)	(29,946)
Change in Class C Shares	107	7	(9,940)	(16,730)
Class I
Issued	1,823	283	184,268	299,334
Reinvested	272	239	26,306	11,118
Redeemed	(275)	(97)	(183,505)	(169,937)
Change in Class I Shares	1,820	425	27,069	140,515
Class R2
Issued	—	—	2,393	934
Reinvested	—	—	111	47
Redeemed	—	—	(1,142)	(1,951)
Change in Class R2 Shares	—	—	1,362	(970)
Class R3
Issued	—	—	2,633	4,910
Reinvested	—	—	295	142
Redeemed	—	—	(4,499)	(2,969)
Change in Class R3 Shares	—	—	(1,571)	2,083
Class R4
Issued	—	—	3,143	7,771
Reinvested	—	—	351	150
Redeemed	—	—	(4,626)	(3,389)
Change in Class R4 Shares	—	—	(1,132)	4,532
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	—	—	11,784	18,235
Reinvested	—	—	2,419	1,312
Redeemed	—	—	(26,600)	(21,287)
Change in Class R5 Shares	—	—	(12,397)	(1,740)
Class R6
Issued	229	76	270,256	319,793
Reinvested	112	112	34,266	14,863
Redeemed	(87)	(109)	(219,071)	(224,750)
Change in Class R6 Shares	254	79	85,451	109,906
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	119

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Equity Premium Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$82,713	$74,031	$903,577	$177,480
Distributions reinvested	17,193	8,283	51,745	3,413
Cost of shares redeemed	(96,507)	(119,065)	(133,894)	(25,791)
Change in net assets resulting from Class A capital transactions	3,399	(36,751)	821,428	155,102
Class C
Proceeds from shares issued	13,393	12,852	736,373	155,434
Distributions reinvested	1,551	573	42,175	2,275
Cost of shares redeemed	(25,208)	(39,283)	(104,072)	(8,379)
Change in net assets resulting from Class C capital transactions	(10,264)	(25,858)	674,476	149,330
Class I
Proceeds from shares issued	1,002,982	246,978	1,939,110	413,338
Distributions reinvested	34,655	14,184	107,196	25,319
Cost of shares redeemed	(713,355)	(612,226)	(530,901)	(135,112)
Change in net assets resulting from Class I capital transactions	324,282	(351,064)	1,515,405	303,545
Class R5
Proceeds from shares issued	—	—	97	54
Distributions reinvested	—	—	11	5
Cost of shares redeemed	—	—	(21)	—(a)
Change in net assets resulting from Class R5 capital transactions	—	—	87	59
Class R6
Proceeds from shares issued	2,125,519	1,831,702	61,071	47,093
Distributions reinvested	147,435	73,037	950	126
Cost of shares redeemed	(894,269)	(1,806,699)	(11,151)	(3,881)
Change in net assets resulting from Class R6 capital transactions	1,378,685	98,040	50,870	43,338
Total change in net assets resulting from capital transactions	$1,696,102	$(315,633)	$3,062,266	$651,374
SHARE TRANSACTIONS:
Class A
Issued	1,254	1,327	59,643	11,996
Reinvested	254	147	3,498	234
Redeemed	(1,462)	(2,136)	(8,945)	(1,795)
Change in Class A Shares	46	(662)	54,196	10,435
Class C
Issued	203	229	48,586	10,447
Reinvested	23	11	2,850	154
Redeemed	(388)	(738)	(7,026)	(568)
Change in Class C Shares	(162)	(498)	44,410	10,033

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Equity Index Fund		JPMorgan Equity Premium Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class I
Issued	15,113	4,416	129,090	28,524
Reinvested	511	253	7,228	1,777
Redeemed	(11,065)	(11,138)	(35,676)	(9,545)
Change in Class I Shares	4,559	(6,469)	100,642	20,756
Class R5
Issued	—	—	6	4
Reinvested	—	—	1	—(a)
Redeemed	—	—	(1)	—(a)
Change in Class R5 Shares	—	—	6	4
Class R6
Issued	32,487	32,382	3,994	3,379
Reinvested	2,194	1,283	64	9
Redeemed	(13,096)	(30,349)	(741)	(269)
Change in Class R6 Shares	21,585	3,316	3,317	3,119

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	121

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity Fund		JPMorgan Hedged Equity 2 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Period Ended June 30, 2021(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$574,974	$1,460,355	$365,352	$54,055
Distributions reinvested	9,306	7,380	1,015	25
Cost of shares redeemed	(592,347)	(340,811)	(92,936)	(2,233)
Change in net assets resulting from Class A capital transactions	(8,067)	1,126,924	273,431	51,847
Class C
Proceeds from shares issued	38,503	242,865	235,920	57,384
Distributions reinvested	427	1,095	134	1
Cost of shares redeemed	(72,125)	(53,065)	(28,929)	(1,122)
Change in net assets resulting from Class C capital transactions	(33,195)	190,895	207,125	56,263
Class I
Proceeds from shares issued	3,633,533	8,854,409	5,016,234	1,069,346
Distributions reinvested	105,652	111,688	21,057	783
Cost of shares redeemed	(4,412,213)	(3,681,719)	(1,543,931)	(75,413)
Change in net assets resulting from Class I capital transactions	(673,028)	5,284,378	3,493,360	994,716
Class R5
Proceeds from shares issued	1,099	3,519	152	545
Distributions reinvested	54	47	5	1
Cost of shares redeemed	(1,444)	(1,189)	(10)	(21)
Change in net assets resulting from Class R5 capital transactions	(291)	2,377	147	525
Class R6
Proceeds from shares issued	1,118,361	1,000,413	1,278,117	261,104
Distributions reinvested	8,295	7,536	4,411	300
Cost of shares redeemed	(964,727)	(474,060)	(519,193)	(5,366)
Change in net assets resulting from Class R6 capital transactions	161,929	533,889	763,335	256,038
Total change in net assets resulting from capital transactions	$(552,652)	$7,138,463	$4,737,398	$1,359,389
SHARE TRANSACTIONS:
Class A
Issued	22,386	60,745	22,315	3,452
Reinvested	362	303	64	2
Redeemed	(23,352)	(14,054)	(5,841)	(142)
Change in Class A Shares	(604)	46,994	16,538	3,312
Class C
Issued	1,483	10,337	14,471	3,672
Reinvested	17	48	9	—(b)
Redeemed	(2,834)	(2,234)	(1,814)	(72)
Change in Class C Shares	(1,334)	8,151	12,666	3,600

(a)
Commencement of operations was February 26, 2021.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Hedged Equity Fund		JPMorgan Hedged Equity 2 Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Period Ended June 30, 2021(a)
SHARE TRANSACTIONS: (continued)
Class I
Issued	139,740	374,344	308,174	68,491
Reinvested	4,091	4,623	1,329	49
Redeemed	(172,020)	(151,283)	(97,196)	(4,782)
Change in Class I Shares	(28,189)	227,684	212,307	63,758
Class R5
Issued	41	144	11	34
Reinvested	2	2	—	—(b)
Redeemed	(56)	(49)	(1)	(1)
Change in Class R5 Shares	(13)	97	10	33
Class R6
Issued	42,491	41,538	80,367	16,725
Reinvested	320	308	281	19
Redeemed	(37,604)	(19,494)	(31,566)	(340)
Change in Class R6 Shares	5,207	22,352	49,082	16,404

(a)
Commencement of operations was February 26, 2021.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2022	Period Ended June 30, 2021(a)	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$152,621	$22,160	$884,596	$1,542,784
Distributions reinvested	390	15	647,832	209,959
Cost of shares redeemed	(48,794)	(998)	(1,080,397)	(1,237,783)
Change in net assets resulting from Class A capital transactions	104,217	21,177	452,031	514,960
Class C
Proceeds from shares issued	100,232	19,425	144,403	263,027
Distributions reinvested	57	3	142,887	45,342
Cost of shares redeemed	(10,009)	(464)	(201,740)	(425,827)
Change in net assets resulting from Class C capital transactions	90,280	18,964	85,550	(117,458)
Class I
Proceeds from shares issued	2,794,989	575,746	4,068,962	3,946,027
Distributions reinvested	11,423	415	1,417,105	446,730
Cost of shares redeemed	(817,648)	(64,565)	(3,159,637)	(3,034,183)
Change in net assets resulting from Class I capital transactions	1,988,764	511,596	2,326,430	1,358,574
Class R2
Proceeds from shares issued	—	—	30,734	43,616
Distributions reinvested	—	—	19,387	7,039
Cost of shares redeemed	—	—	(44,228)	(76,963)
Change in net assets resulting from Class R2 capital transactions	—	—	5,893	(26,308)
Class R3
Proceeds from shares issued	—	—	103,911	184,953
Distributions reinvested	—	—	25,509	5,581
Cost of shares redeemed	—	—	(95,868)	(59,342)
Change in net assets resulting from Class R3 capital transactions	—	—	33,552	131,192
Class R4
Proceeds from shares issued	—	—	74,719	134,173
Distributions reinvested	—	—	30,607	6,602
Cost of shares redeemed	—	—	(103,146)	(35,061)
Change in net assets resulting from Class R4 capital transactions	—	—	2,180	105,714
Class R5
Proceeds from shares issued	125	20	107,123	241,401
Distributions reinvested	1	—	114,077	46,287
Cost of shares redeemed	(3)	—	(270,483)	(375,742)
Change in net assets resulting from Class R5 capital transactions	123	20	(49,283)	(88,054)

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2022	Period Ended June 30, 2021(a)	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$599,903	$1,769	$5,208,807	$6,503,315
Distributions reinvested	2,790	2	2,586,303	744,666
Cost of shares redeemed	(180,026)	—	(3,643,827)	(3,529,455)
Change in net assets resulting from Class R6 capital transactions	422,667	1,771	4,151,283	3,718,526
Total change in net assets resulting from capital transactions	$2,606,051	$553,528	$7,007,636	$5,597,146
SHARE TRANSACTIONS:
Class A
Issued	9,510	1,406	15,300	26,713
Reinvested	25	1	10,841	3,666
Redeemed	(3,149)	(63)	(18,900)	(21,267)
Change in Class A Shares	6,386	1,344	7,241	9,112
Class C
Issued	6,240	1,235	3,495	6,214
Reinvested	4	—	3,546	1,097
Redeemed	(648)	(29)	(5,181)	(10,236)
Change in Class C Shares	5,596	1,206	1,860	(2,925)
Class I
Issued	175,714	36,861	73,523	66,612
Reinvested	739	26	23,118	7,640
Redeemed	(52,035)	(4,085)	(54,269)	(51,094)
Change in Class I Shares	124,418	32,802	42,372	23,158
Class R2
Issued	—	—	544	788
Reinvested	—	—	344	129
Redeemed	—	—	(819)	(1,379)
Change in Class R2 Shares	—	—	69	(462)
Class R3
Issued	—	—	1,788	3,136
Reinvested	—	—	424	97
Redeemed	—	—	(1,671)	(1,008)
Change in Class R3 Shares	—	—	541	2,225
Class R4
Issued	—	—	1,218	2,275
Reinvested	—	—	500	113
Redeemed	—	—	(1,802)	(586)
Change in Class R4 Shares	—	—	(84)	1,802

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2022	Period Ended June 30, 2021(a)	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	8	1	1,736	3,948
Reinvested	—	—	1,799	769
Redeemed	—	—	(4,277)	(6,111)
Change in Class R5 Shares	8	1	(742)	(1,394)
Class R6
Issued	37,661	112	85,434	104,867
Reinvested	179	—	40,298	12,253
Redeemed	(11,135)	—	(59,337)	(57,075)
Change in Class R6 Shares	26,705	112	66,395	60,045

(a)
Commencement of operations was February 26, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$95,190	$81,668	$4,279	$7,017
Distributions reinvested	15,868	737	14,005	1,624
Cost of shares redeemed	(63,146)	(49,625)	(13,163)	(15,672)
Change in net assets resulting from Class A capital transactions	47,912	32,780	5,121	(7,031)
Class C
Proceeds from shares issued	38,979	24,043	202	1,778
Distributions reinvested	4,769	68	2,517	283
Cost of shares redeemed	(16,037)	(13,265)	(4,058)	(5,408)
Change in net assets resulting from Class C capital transactions	27,711	10,846	(1,339)	(3,347)
Class I
Proceeds from shares issued	1,016,347	1,171,550	8,287	12,129
Distributions reinvested	102,595	4,779	30,407	4,054
Cost of shares redeemed	(1,102,687)	(229,227)	(38,846)	(43,512)
Change in net assets resulting from Class I capital transactions	16,255	947,102	(152)	(27,329)
Class R2
Proceeds from shares issued	5,688	3,822	589	546
Distributions reinvested	879	42	689	78
Cost of shares redeemed	(3,741)	(18,227)	(826)	(1,206)
Change in net assets resulting from Class R2 capital transactions	2,826	(14,363)	452	(582)
Class R3
Proceeds from shares issued	6,937	1	—	—
Distributions reinvested	35	—(a)	—	—
Cost of shares redeemed	(671)	(9)	—	—
Change in net assets resulting from Class R3 capital transactions	6,301	(8)	—	—
Class R4
Proceeds from shares issued	448	291	—	—
Distributions reinvested	16	—(a)	—	—
Cost of shares redeemed	(52)	(12,452)	—	—
Change in net assets resulting from Class R4 capital transactions	412	(12,161)	—	—
Class R5
Proceeds from shares issued	10,080	9,493	629	722
Distributions reinvested	1,960	191	1,031	141
Cost of shares redeemed	(10,433)	(13,602)	(928)	(2,434)
Change in net assets resulting from Class R5 capital transactions	1,607	(3,918)	732	(1,571)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Large Cap Value Fund		JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$423,123	$1,547,366	$14,684	$14,127
Distributions reinvested	121,735	12,895	10,380	2,353
Cost of shares redeemed	(1,362,272)	(197,025)	(43,742)	(43,872)
Change in net assets resulting from Class R6 capital transactions	(817,414)	1,363,236	(18,678)	(27,392)
Total change in net assets resulting from capital transactions	$(714,390)	$2,323,514	$(13,864)	$(67,252)
SHARE TRANSACTIONS:
Class A
Issued	4,825	4,245	133	230
Reinvested	850	46	473	56
Redeemed	(3,200)	(3,017)	(409)	(535)
Change in Class A Shares	2,475	1,274	197	(249)
Class C
Issued	2,075	1,298	7	57
Reinvested	270	5	87	10
Redeemed	(857)	(883)	(132)	(188)
Change in Class C Shares	1,488	420	(38)	(121)
Class I
Issued	53,097	62,079	259	378
Reinvested	5,605	273	1,014	139
Redeemed	(56,544)	(12,774)	(1,241)	(1,437)
Change in Class I Shares	2,158	49,578	32	(920)
Class R2
Issued	289	222	19	17
Reinvested	48	3	24	3
Redeemed	(193)	(1,084)	(25)	(41)
Change in Class R2 Shares	144	(859)	18	(21)
Class R3
Issued	375	1	—	—
Reinvested	2	—(a)	—	—
Redeemed	(34)	(1)	—	—
Change in Class R3 Shares	343	—(a)	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R4
Issued	23	20	—	—
Reinvested	1	—(a)	—	—
Redeemed	(3)	(942)	—	—
Change in Class R4 Shares	21	(922)	—	—
Class R5
Issued	512	517	20	22
Reinvested	105	12	34	5
Redeemed	(531)	(784)	(30)	(84)
Change in Class R5 Shares	86	(255)	24	(57)
Class R6
Issued	21,980	76,592	454	434
Reinvested	6,609	760	345	80
Redeemed	(68,921)	(11,736)	(1,239)	(1,493)
Change in Class R6 Shares	(40,332)	65,616	(440)	(979)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$482,477	$448,946	$19,969	$20,023
Distributions reinvested	169,592	78,212	17,212	7,327
Cost of shares redeemed	(353,120)	(1,212,979)	(21,806)	(28,020)
Change in net assets resulting from Class A capital transactions	298,949	(685,821)	15,375	(670)
Class C
Proceeds from shares issued	120,939	101,446	1,206	1,789
Distributions reinvested	40,972	17,249	5,682	2,298
Cost of shares redeemed	(93,186)	(111,778)	(7,337)	(12,341)
Change in net assets resulting from Class C capital transactions	68,725	6,917	(449)	(8,254)
Class I
Proceeds from shares issued	1,070,339	676,639	24,295	13,566
Distributions reinvested	194,327	83,781	29,393	12,855
Cost of shares redeemed	(712,132)	(445,901)	(84,539)	(41,096)
Change in net assets resulting from Class I capital transactions	552,534	314,519	(30,851)	(14,675)
Class L
Proceeds from shares issued	395,544	1,503,646	—	—
Distributions reinvested	188,644	156,873	—	—
Cost of shares redeemed	(546,594)	(1,609,341)	—	—
Change in net assets resulting from Class L capital transactions	37,594	51,178	—	—
Class R2
Proceeds from shares issued	37,995	43,197	8,001	11,220
Distributions reinvested	26,872	14,784	9,089	4,130
Cost of shares redeemed	(63,181)	(74,678)	(14,963)	(20,777)
Change in net assets resulting from Class R2 capital transactions	1,686	(16,697)	2,127	(5,427)
Class R3
Proceeds from shares issued	42,673	40,112	—	—
Distributions reinvested	17,015	7,878	—	—
Cost of shares redeemed	(41,106)	(32,479)	—	—
Change in net assets resulting from Class R3 capital transactions	18,582	15,511	—	—
Class R4
Proceeds from shares issued	29,348	19,615	—	—
Distributions reinvested	6,517	1,911	—	—
Cost of shares redeemed	(12,601)	(6,093)	—	—
Change in net assets resulting from Class R4 capital transactions	23,264	15,433	—	—
Class R5
Proceeds from shares issued	150,643	152,803	11,706	28,851
Distributions reinvested	108,890	56,125	26,832	20,215
Cost of shares redeemed	(227,974)	(201,053)	(56,584)	(119,468)
Change in net assets resulting from Class R5 capital transactions	31,559	7,875	(18,046)	(70,402)
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$3,344,796	$3,065,302	$91,331	$45,323
Distributions reinvested	1,391,583	720,789	140,885	61,717
Cost of shares redeemed	(2,791,475)	(3,616,496)	(95,507)	(118,672)
Change in net assets resulting from Class R6 capital transactions	1,944,904	169,595	136,709	(11,632)
Total change in net assets resulting from capital transactions	$2,977,797	$(121,490)	$104,865	$(111,060)
SHARE TRANSACTIONS:
Class A
Issued	22,953	23,673	309	314
Reinvested	7,869	4,247	258	119
Redeemed	(16,917)	(66,851)	(339)	(431)
Change in Class A Shares	13,905	(38,931)	228	2
Class C
Issued	5,981	5,407	19	28
Reinvested	1,991	981	88	38
Redeemed	(4,695)	(6,150)	(120)	(200)
Change in Class C Shares	3,277	238	(13)	(134)
Class I
Issued	51,626	34,804	370	202
Reinvested	8,991	4,522	427	204
Redeemed	(34,649)	(22,963)	(1,296)	(615)
Change in Class I Shares	25,968	16,363	(499)	(209)
Class L
Issued	18,648	82,220	—	—
Reinvested	8,703	8,466	—	—
Redeemed	(25,845)	(82,827)	—	—
Change in Class L Shares	1,506	7,859	—	—
Class R2
Issued	1,831	2,286	127	177
Reinvested	1,262	815	141	69
Redeemed	(3,011)	(3,942)	(243)	(324)
Change in Class R2 Shares	82	(841)	25	(78)
Class R3
Issued	2,026	2,150	—	—
Reinvested	793	430	—	—
Redeemed	(1,947)	(1,724)	—	—
Change in Class R3 Shares	872	856	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R4
Issued	1,342	984	—	—
Reinvested	302	103	—	—
Redeemed	(597)	(311)	—	—
Change in Class R4 Shares	1,047	776	—	—
Class R5
Issued	7,164	7,725	173	442
Reinvested	5,022	3,019	398	326
Redeemed	(10,744)	(10,515)	(768)	(1,790)
Change in Class R5 Shares	1,442	229	(197)	(1,022)
Class R6
Issued	158,265	159,157	1,476	690
Reinvested	64,061	38,637	2,090	993
Redeemed	(130,138)	(183,543)	(1,286)	(1,768)
Change in Class R6 Shares	92,188	14,251	2,280	(85)
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,817	$67,074	$43,303	$52,721
Distributions reinvested	75,295	71,308	20,245	7,384
Cost of shares redeemed	(87,007)	(103,562)	(62,282)	(123,854)
Change in net assets resulting from Class A capital transactions	21,105	34,820	1,266	(63,749)
Class C
Proceeds from shares issued	8,585	5,606	—	—
Distributions reinvested	9,642	9,039	—	—
Cost of shares redeemed	(12,318)	(43,234)	—	—
Change in net assets resulting from Class C capital transactions	5,909	(28,589)	—	—
Class I
Proceeds from shares issued	207,573	241,025	217,181	127,129
Distributions reinvested	379,324	497,011	61,537	17,371
Cost of shares redeemed	(792,690)	(946,028)	(196,491)	(230,638)
Redemptions in-kind	—	(487,288)	—	—
Conversion from Class L Shares	—	—	—	368,073
Change in net assets resulting from Class I capital transactions	(205,793)	(695,280)	82,227	281,935
Class L (a)
Proceeds from shares issued	—	—	—	534
Cost of shares redeemed	—	—	—	(28,170)
Conversion to Class I Shares	—	—	—	(368,073)
Change in net assets resulting from Class L capital transactions	—	—	—	(395,709)
Class R2
Proceeds from shares issued	794	614	—	—
Distributions reinvested	1,468	1,205	—	—
Cost of shares redeemed	(1,302)	(1,100)	—	—
Change in net assets resulting from Class R2 capital transactions	960	719	—	—
Class R5
Proceeds from shares issued	7,576	5,546	—	—
Distributions reinvested	7,761	9,489	—	—
Cost of shares redeemed	(10,062)	(23,795)	—	—
Change in net assets resulting from Class R5 capital transactions	5,275	(8,760)	—	—
Class R6
Proceeds from shares issued	85,411	127,531	3,036,307	738,779
Distributions reinvested	95,950	112,990	592,731	159,481
Cost of shares redeemed	(176,391)	(241,171)	(494,692)	(1,610,214)
Change in net assets resulting from Class R6 capital transactions	4,970	(650)	3,134,346	(711,954)
Total change in net assets resulting from capital transactions	$(167,574)	$(697,740)	$3,217,839	$(889,477)

(a)
On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	1,372	2,537	1,280	1,755
Reinvested	3,292	3,151	572	240
Redeemed	(3,827)	(4,090)	(1,752)	(3,944)
Change in Class A Shares	837	1,598	100	(1,949)
Class C
Issued	418	242	—	—
Reinvested	490	446	—	—
Redeemed	(612)	(1,763)	—	—
Change in Class C Shares	296	(1,075)	—	—
Class I
Issued	8,504	9,169	6,105	4,149
Reinvested	16,025	21,400	1,716	556
Redeemed	(34,415)	(36,191)	(5,545)	(7,272)
Redemptions in-kind	—	(19,946)	—	—
Conversion from Class L Shares	—	—	—	13,572
Change in Class I Shares	(9,886)	(25,568)	2,276	11,005
Class L (a)
Issued	—	—	—	20
Redeemed	—	—	—	(1,046)
Conversion to Class I Shares	—	—	—	(13,599)
Change in Class L Shares	—	—	—	(14,625)
Class R2
Issued	32	26	—	—
Reinvested	70	56	—	—
Redeemed	(56)	(45)	—	—
Change in Class R2 Shares	46	37	—	—
Class R5
Issued	326	211	—	—
Reinvested	324	405	—	—
Redeemed	(424)	(911)	—	—
Change in Class R5 Shares	226	(295)	—	—
Class R6
Issued	3,406	4,669	88,874	22,714
Reinvested	4,010	4,828	16,596	5,100
Redeemed	(7,397)	(9,673)	(13,867)	(47,943)
Change in Class R6 Shares	19	(176)	91,603	(20,129)

(a)
On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$27,657	$9,507	$314,010	$43,922
Distributions reinvested	1,294	226	16,637	9,932
Cost of shares redeemed	(7,152)	(1,965)	(71,928)	(188,211)
Change in net assets resulting from Class A capital transactions	21,799	7,768	258,719	(134,357)
Class C
Proceeds from shares issued	3,680	1,229	50,471	11,138
Distributions reinvested	170	30	1,297	525
Cost of shares redeemed	(1,826)	(1,166)	(11,285)	(10,570)
Change in net assets resulting from Class C capital transactions	2,024	93	40,483	1,093
Class I
Proceeds from shares issued	115,790	51,880	1,347,016	663,191
Distributions reinvested	4,010	688	28,112	10,612
Cost of shares redeemed	(58,741)	(30,906)	(675,873)	(99,019)
Change in net assets resulting from Class I capital transactions	61,059	21,662	699,255	574,784
Class R2
Proceeds from shares issued	—	—	2,732	1,007
Distributions reinvested	—	—	74	33
Cost of shares redeemed	—	—	(945)	(694)
Change in net assets resulting from Class R2 capital transactions	—	—	1,861	346
Class R3
Proceeds from shares issued	—	—	10,796	943
Distributions reinvested	—	—	216	10
Cost of shares redeemed	—	—	(2,711)	(166)
Change in net assets resulting from Class R3 capital transactions	—	—	8,301	787
Class R4
Proceeds from shares issued	—	—	292	133
Distributions reinvested	—	—	8	24
Cost of shares redeemed	—	—	(137)	(1,482)
Change in net assets resulting from Class R4 capital transactions	—	—	163	(1,325)
Class R5
Proceeds from shares issued	—	—	5,175	78
Distributions reinvested	—	—	99	3
Cost of shares redeemed	—	—	(584)	(23)
Change in net assets resulting from Class R5 capital transactions	—	—	4,690	58
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6 (a)
Proceeds from shares issued	$34,299	$23,682	$391,201	$310,989
Distributions reinvested	1,393	247	11,652	3,841
Cost of shares redeemed	(5,998)	(1,916)	(70,130)	(34,999)
Redemptions in-kind	—	—	—	(126,007)
Change in net assets resulting from Class R6 capital transactions	29,694	22,013	332,723	153,824
Total change in net assets resulting from capital transactions	$114,576	$51,536	$1,346,195	$595,210
SHARE TRANSACTIONS:
Class A
Issued	463	180	4,783	799
Reinvested	21	4	255	184
Redeemed	(125)	(37)	(1,108)	(3,804)
Change in Class A Shares	359	147	3,930	(2,821)
Class C
Issued	61	23	868	216
Reinvested	3	1	22	11
Redeemed	(32)	(24)	(195)	(224)
Change in Class C Shares	32	—(b)	695	3
Class I
Issued	1,929	1,006	19,213	11,291
Reinvested	63	14	406	179
Redeemed	(1,046)	(595)	(9,783)	(1,602)
Change in Class I Shares	946	425	9,836	9,868
Class R2
Issued	—	—	41	19
Reinvested	—	—	1	1
Redeemed	—	—	(14)	(13)
Change in Class R2 Shares	—	—	28	7
Class R3
Issued	—	—	152	16
Reinvested	—	—	3	—(b)
Redeemed	—	—	(40)	(3)
Change in Class R3 Shares	—	—	115	13
Class R4
Issued	—	—	4	3
Redeemed	—	—	(2)	(25)
Change in Class R4 Shares	—	—	2	(22)

(a)
Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Large Cap Funds	June 30, 2022

	JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	—	—	72	1
Reinvested	—	—	1	—(a)
Redeemed	—	—	(8)	—(a)
Change in Class R5 Shares	—	—	65	1
Class R6 (b)
Issued	578	451	5,559	5,348
Reinvested	22	5	167	65
Redeemed	(104)	(35)	(1,004)	(596)
Redemptions in-kind	—	—	—	(2,169)
Change in Class R6 Shares	496	421	4,722	2,648

(a)
Amount rounds to less than one thousand.
(b)
Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	137

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net decrease in net assets resulting from operations	$(220,737)
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(1,727,608)
Proceeds from disposition of investment securities	2,744,412
Covers of investment securities sold short	(938,816)
Proceeds from investment securities sold short	717,154
Purchases of short-term investments — affiliates, net	4,899
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	856,556
Change in unrealized (appreciation)/depreciation on investment securities sold short	(109,819)
Net realized (gain)/loss on investments in non-affiliates	(576,813)
Net realized (gain)/loss on investments in affiliates	2
Net realized (gain)/loss on securities sold short	47,163
Decrease in dividends receivable from non-affiliates	234
Decrease in dividend expense to non-affiliates on securities sold short	(72)
Decrease in Interest expense to non-affiliates on securities sold short	(171)
Decrease in due to broker for securities sold short	(13)
Decrease in investment advisory fees payable	(482)
Decrease in administration fees payable	(54)
Decrease in distribution fees payable	(21)
Decrease in service fees payable	(85)
Decrease in custodian and accounting fees payable	(20)
Decrease in other accrued expenses payable	(127)
Net cash provided (used) by operating activities	795,582
Cash flows provided (used) by financing activities:
Due to custodian	(21)
Proceeds from shares issued	343,266
Payment for shares redeemed	(1,082,379)
Cash distributions paid to shareholders (net of reinvestments of $569,440)	(56,425)
Net cash provided (used) by financing activities	(795,559)
Cash
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	23
Restricted and unrestricted cash and foreign currency at beginning of period	20
Restricted and unrestricted cash and foreign currency at end of year	$43

Supplemental disclosure of cash flow information:
For the year ended June 30, 2022 the Fund paid approximately $3,386 in interest expense.
For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.
Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:
	June 30, 2021	June 30, 2022
Cash	$—	$37
Foreign currency, at value	20	6
	$20	$43
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Large Cap Funds	June 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

139

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Year Ended June 30, 2022	$35.03	$—	$(2.70)	$(2.70)	$—	$(3.91)	$(3.91)
Year Ended June 30, 2021	26.88	0.01	11.90	11.91	(0.11)	(3.65)	(3.76)
Year Ended June 30, 2020	30.15	0.15	1.68	1.83	(0.12)	(4.98)	(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Class C
Year Ended June 30, 2022	33.15	(0.16)	(2.51)	(2.67)	—	(3.91)	(3.91)
Year Ended June 30, 2021	25.63	(0.13)	11.30	11.17	—	(3.65)	(3.65)
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Class I
Year Ended June 30, 2022	35.80	0.08	(2.78)	(2.70)	(0.03)	(3.91)	(3.94)
Year Ended June 30, 2021	27.38	0.10	12.13	12.23	(0.16)	(3.65)	(3.81)
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Class R6
Year Ended June 30, 2022	35.62	0.16	(2.75)	(2.59)	(0.11)	(3.91)	(4.02)
Year Ended June 30, 2021	27.25	0.18	12.07	12.25	(0.23)	(3.65)	(3.88)
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (f) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(c)

$28.42	(9.32)%	$17,340	1.10%	(0.01)%	1.19%	29%
35.03	47.07	9,949	1.09	0.05	1.24	58
26.88	5.87	5,723	1.10	0.55	1.34	44
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34

26.57	(9.79)	6,298	1.60	(0.52)	1.69	29
33.15	46.37	4,293	1.59	(0.45)	1.74	58
25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34

29.16	(9.12)	121,161	0.85	0.23	0.94	29
35.80	47.46	83,598	0.85	0.30	0.98	58
27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34

29.01	(8.87)	35,124	0.60	0.47	0.69	29
35.62	47.82	34,054	0.60	0.55	0.73	58
27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	141

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2022	$22.34	$0.34	$(0.76)	$(0.42)	$(0.33)	$(0.44)	$(0.77)
Year Ended June 30, 2021	16.22	0.29	6.12	6.41	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Class C
Year Ended June 30, 2022	21.87	0.22	(0.75)	(0.53)	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2021	15.88	0.19	6.00	6.19	(0.20)	—	(0.20)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Class I
Year Ended June 30, 2022	22.76	0.40	(0.77)	(0.37)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.52	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Class R2
Year Ended June 30, 2022	22.23	0.29	(0.77)	(0.48)	(0.27)	(0.44)	(0.71)
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Class R3
Year Ended June 30, 2022	22.32	0.33	(0.75)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
Class R4
Year Ended June 30, 2022	22.75	0.40	(0.78)	(0.38)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
Class R5
Year Ended June 30, 2022	22.78	0.43	(0.77)	(0.34)	(0.42)	(0.44)	(0.86)
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$21.15	(2.10)%	$4,562,270	0.95%	1.49%	0.95%	15%
22.34	39.81	4,715,916	0.96	1.48	0.96	16
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20

20.68	(2.63)	1,206,824	1.45	0.97	1.45	15
21.87	39.19	1,493,408	1.45	0.99	1.46	16
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20

21.56	(1.87)	17,614,254	0.70	1.74	0.70	15
22.76	40.16	17,980,353	0.70	1.73	0.71	16
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20

21.04	(2.36)	102,353	1.21	1.28	1.21	15
22.23	39.47	77,859	1.22	1.22	1.22	16
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20

21.13	(2.10)	232,772	0.95	1.47	0.95	15
22.32	39.79	280,991	0.95	1.49	0.96	16
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20

21.54	(1.91)	211,963	0.70	1.73	0.70	15
22.75	40.19	249,525	0.70	1.73	0.70	16
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20

21.58	(1.72)	1,300,595	0.55	1.87	0.55	15
22.78	40.41	1,655,531	0.55	1.88	0.56	16
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	143

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund (continued)
Class R6
Year Ended June 30, 2022	$22.76	$0.46	$(0.77)	$(0.31)	$(0.45)	$(0.44)	$(0.89)
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$21.56	(1.62)%	$20,740,383	0.45%	1.99%	0.45%	15%
22.76	40.51	19,952,074	0.45	1.98	0.46	16
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	145

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Year Ended June 30, 2022	$65.24	$0.65	$(7.60)	$(6.95)	$(0.62)	$(0.93)	$(1.55)
Year Ended June 30, 2021	47.11	0.62	18.24	18.86	(0.73)	—	(0.73)
Year Ended June 30, 2020	44.90	0.91	2.20	3.11	(0.81)	(0.09)	(0.90)
Year Ended June 30, 2019	41.64	0.72	3.33	4.05	(0.65)	(0.14)	(0.79)
Year Ended June 30, 2018	37.41	0.61	4.54	5.15	(0.54)	(0.38)	(0.92)
Class C
Year Ended June 30, 2022	64.55	0.25	(7.51)	(7.26)	(0.22)	(0.93)	(1.15)
Year Ended June 30, 2021	46.65	0.28	18.00	18.28	(0.38)	—	(0.38)
Year Ended June 30, 2020	44.45	0.62	2.21	2.83	(0.54)	(0.09)	(0.63)
Year Ended June 30, 2019	41.27	0.46	3.30	3.76	(0.44)	(0.14)	(0.58)
Year Ended June 30, 2018	37.08	0.37	4.50	4.87	(0.30)	(0.38)	(0.68)
Class I
Year Ended June 30, 2022	65.33	0.81	(7.62)	(6.81)	(0.78)	(0.93)	(1.71)
Year Ended June 30, 2021	47.22	0.77	18.21	18.98	(0.87)	—	(0.87)
Year Ended June 30, 2020	44.97	1.02	2.25	3.27	(0.93)	(0.09)	(1.02)
Year Ended June 30, 2019	41.68	0.83	3.34	4.17	(0.74)	(0.14)	(0.88)
Year Ended June 30, 2018	37.44	0.72	4.54	5.26	(0.64)	(0.38)	(1.02)
Class R6
Year Ended June 30, 2022	65.35	0.92	(7.62)	(6.70)	(0.89)	(0.93)	(1.82)
Year Ended June 30, 2021	47.21	0.85	18.25	19.10	(0.96)	—	(0.96)
Year Ended June 30, 2020	44.98	1.10	2.22	3.32	(1.00)	(0.09)	(1.09)
Year Ended June 30, 2019	41.68	0.90	3.33	4.23	(0.79)	(0.14)	(0.93)
Year Ended June 30, 2018	37.44	0.76	4.57	5.33	(0.71)	(0.38)	(1.09)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Net expenses for Class R6 Shares are 0.045% for the year ended June 30, 2022, 0.044% for the year ended June 30, 2021, 0.044% for the year ended June 30,
2020, 0.043% for the year ended June 30, 2019 and 0.042% for the year ended June 30, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$56.74	(11.02)%	$654,422	0.45%	0.98%	0.65%	11%
65.24	40.28	749,440	0.45	1.10	0.66	26
47.11	7.02	572,292	0.45	1.97	0.66	15
44.90	9.87	602,186	0.45	1.68	0.66	6
41.64	13.88	590,286	0.45	1.52	0.69	14

56.14	(11.55)	86,737	1.05	0.37	1.13	11
64.55	39.35	110,184	1.05	0.50	1.13	26
46.65	6.42	102,864	1.05	1.37	1.14	15
44.45	9.23	96,605	1.05	1.10	1.13	6
41.27	13.20	78,613	1.05	0.92	1.15	14

56.81	(10.81)	1,121,519	0.20	1.22	0.38	11
65.33	40.48	991,703	0.20	1.37	0.38	26
47.22	7.40	1,022,318	0.20	2.21	0.38	15
44.97	10.16	791,881	0.20	1.94	0.38	6
41.68	14.18	687,941	0.20	1.78	0.40	14

56.83	(10.67)	5,395,106	0.05(d)	1.39	0.13	11
65.35	40.77	4,793,114	0.04(d)	1.49	0.13	26
47.21	7.52	3,306,397	0.04(d)	2.38	0.13	15
44.98	10.33	3,019,734	0.04(d)	2.11	0.13	6
41.68	14.36	2,008,916	0.04(d)	1.85	0.14	14
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	147

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Equity Premium Income Fund
Class A
Year Ended June 30, 2022	$15.23	$1.46	$(1.56)	$(0.10)	$(1.34)	$13.79
Year Ended June 30, 2021	12.96	1.26	2.40	3.66	(1.39)	15.23
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)	14.92
Class C
Year Ended June 30, 2022	15.23	1.38	(1.56)	(0.18)	(1.26)	13.79
Year Ended June 30, 2021	12.96	1.15	2.44	3.59	(1.32)	15.23
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)	14.92
Class I
Year Ended June 30, 2022	15.23	1.48	(1.54)	(0.06)	(1.37)	13.80
Year Ended June 30, 2021	12.96	1.38	2.32	3.70	(1.43)	15.23
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)	14.92
Class R5
Year Ended June 30, 2022	15.23	1.48	(1.52)	(0.04)	(1.40)	13.79
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)	15.23
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)	14.92
Class R6
Year Ended June 30, 2022	15.23	1.50	(1.52)	(0.02)	(1.41)	13.80
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)	15.23
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)	14.92

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Large Cap Funds	June 30, 2022

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate(c)

(1.05)%	$905,284	0.85%	9.76%	0.88%	188%
29.67	174,085	0.85	8.61	0.91	217
(3.78)	12,904	0.85	14.21	1.11	236
5.95	125	0.85(g)	7.90(g)	1.80(g)	43

(1.54)	756,008	1.35	9.19	1.38	188
29.03	158,340	1.34	7.76	1.40	217
(4.26)	4,710	1.35	11.77	1.61	236
5.50	21	1.35(g)	7.14(g)	2.26(g)	43

(0.73)	1,859,617	0.60	9.83	0.63	188
29.97	519,976	0.60	9.62	0.69	217
(3.57)	173,409	0.60	11.40	0.91	236
6.15	54,045	0.60(g)	7.89(g)	1.13(g)	43

(0.66)	160	0.45	9.82	0.50	188
30.16	88	0.45	9.54	0.56	217
(3.43)	21	0.45	10.37	0.83	236
6.28	21	0.45(g)	8.04(g)	1.36(g)	43

(0.49)	89,522	0.35	9.93	0.37	188
30.29	48,315	0.35	9.99	0.44	217
(3.33)	686	0.35	13.60	0.59	236
6.37	21	0.35(g)	8.14(g)	1.26(g)	43
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2022	$25.90	$0.13	$(1.70)	$(1.57)	$(0.13)
Year Ended June 30, 2021	21.83	0.15	4.11	4.26	(0.19)
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)
Class C
Year Ended June 30, 2022	25.72	—	(1.68)	(1.68)	(0.02)
Year Ended June 30, 2021	21.70	0.03	4.07	4.10	(0.08)
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)
Class I
Year Ended June 30, 2022	25.98	0.20	(1.70)	(1.50)	(0.20)
Year Ended June 30, 2021	21.90	0.21	4.11	4.32	(0.24)
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)
Class R5
Year Ended June 30, 2022	26.02	0.24	(1.70)	(1.46)	(0.24)
Year Ended June 30, 2021	21.93	0.25	4.11	4.36	(0.27)
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)
Class R6
Year Ended June 30, 2022	26.04	0.27	(1.72)	(1.45)	(0.26)
Year Ended June 30, 2021	21.95	0.28	4.11	4.39	(0.30)
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$24.20	(6.08)%	$1,647,387	0.83%	0.52%	0.83%	44%
25.90	19.58	1,778,457	0.83	0.61	0.84	39
21.83	8.89	473,314	0.85	1.35	0.86	68
20.23	5.12	296,242	0.85	1.02	0.87	48
19.43	7.33	277,898	0.84	0.92	0.87	44

24.02	(6.53)	436,891	1.33	0.02	1.33	44
25.72	18.93	502,120	1.33	0.14	1.33	39
21.70	8.40	246,741	1.35	0.84	1.36	68
20.10	4.60	158,602	1.35	0.55	1.37	48
19.33	6.79	81,030	1.34	0.42	1.38	44

24.28	(5.83)	12,790,417	0.58	0.77	0.58	44
25.98	19.83	14,416,679	0.58	0.89	0.58	39
21.90	9.21	7,167,488	0.59	1.59	0.60	68
20.28	5.39	4,214,453	0.60	1.30	0.61	48
19.47	7.63	1,947,444	0.59	1.17	0.62	44

24.32	(5.68)	5,335	0.43	0.92	0.43	44
26.02	20.01	6,024	0.44	1.03	0.45	39
21.93	9.30	2,964	0.45	1.74	0.59	68
20.32	5.57	1,893	0.45	1.46	0.95	48
19.50	7.81	123	0.39	1.37	0.67	44

24.33	(5.61)	1,614,304	0.33	1.02	0.33	44
26.04	20.11	1,591,643	0.33	1.14	0.34	39
21.95	9.50	851,085	0.35	1.87	0.35	68
20.32	5.69	384,616	0.35	1.56	0.37	48
19.49	7.87	121,897	0.34	1.42	0.42	44
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 2 Fund
Class A
Year Ended June 30, 2022	$15.97	$0.09	$(1.12)	$(1.03)	$(0.07)
February 26, 2021 (f) through June 30, 2021	15.00	0.03	0.95	0.98	(0.01)
Class C
Year Ended June 30, 2022	15.95	0.01	(1.11)	(1.10)	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	—(h)	0.95	0.95	—(h)
Class I
Year Ended June 30, 2022	15.98	0.13	(1.12)	(0.99)	(0.10)
February 26, 2021 (f) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)
Class R5
Year Ended June 30, 2022	15.98	0.15	(1.12)	(0.97)	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)
Class R6
Year Ended June 30, 2022	15.99	0.18	(1.13)	(0.95)	(0.14)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.96	1.01	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.87	(6.49)%	$295,220	0.85%	0.57%	0.88%	39%
15.97	6.54	52,880	0.85(g)	0.57(g)	0.92(g)	6

14.84	(6.90)	241,375	1.35	0.07	1.38	39
15.95	6.36	57,423	1.35(g)	0.05(g)	1.43(g)	6

14.89	(6.22)	4,110,283	0.60	0.81	0.62	39
15.98	6.63	1,018,781	0.60(g)	0.80(g)	0.70(g)	6

14.89	(6.10)	636	0.45	0.92	0.47	39
15.98	6.66	536	0.45(g)	0.99(g)	0.88(g)	6

14.90	(6.01)	975,953	0.35	1.12	0.38	39
15.99	6.75	262,248	0.35(g)	1.04(g)	0.43(g)	6
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 3 Fund
Class A
Year Ended June 30, 2022	$15.96	$0.09	$(1.65)	$(1.56)	$(0.06)
February 26, 2021 (f) through June 30, 2021	15.00	0.03	0.95	0.98	(0.02)
Class C
Year Ended June 30, 2022	15.95	0.01	(1.65)	(1.64)	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	—(h)	0.96	0.96	(0.01)
Class I
Year Ended June 30, 2022	15.98	0.13	(1.65)	(1.52)	(0.10)
February 26, 2021 (f) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)
Class R5
Year Ended June 30, 2022	15.98	0.17	(1.66)	(1.49)	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)
Class R6
Year Ended June 30, 2022	15.98	0.17	(1.65)	(1.48)	(0.13)
February 26, 2021 (f) through June 30, 2021	15.00	0.06	0.94	1.00	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.34	(9.78)%	$110,840	0.85%	0.57%	0.89%	29%
15.96	6.50	21,446	0.85(g)	0.60(g)	1.00	7

14.30	(10.28)	97,285	1.35	0.07	1.39	29
15.95	6.37	19,229	1.35(g)	0.09(g)	1.51	7

14.36	(9.58)	2,257,577	0.60	0.82	0.63	29
15.98	6.64	524,074	0.60(g)	0.81(g)	0.80	7

14.37	(9.41)	128	0.45	1.09	0.50	29
15.98	6.64	21	0.45(g)	0.96(g)	3.22	7

14.37	(9.33)	385,463	0.35	1.03	0.38	29
15.98	6.68	1,796	0.35(g)	1.10(g)	0.64	7
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	155

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2022	$64.22	$(0.12)	$(10.74)	$(10.86)	$—	$(9.24)	$(9.24)
Year Ended June 30, 2021	48.04	(0.27)	19.59	19.32	—	(3.14)	(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Class C
Year Ended June 30, 2022	46.21	(0.29)	(7.01)	(7.30)	—	(9.24)	(9.24)
Year Ended June 30, 2021	35.43	(0.41)	14.33	13.92	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Class I
Year Ended June 30, 2022	65.59	0.03	(11.06)	(11.03)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.91	(0.12)	19.97	19.85	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Class R2
Year Ended June 30, 2022	61.05	(0.26)	(10.06)	(10.32)	—	(9.24)	(9.24)
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Class R3
Year Ended June 30, 2022	64.64	(0.12)	(10.83)	(10.95)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
Class R4
Year Ended June 30, 2022	65.47	0.02	(11.02)	(11.00)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
Class R5
Year Ended June 30, 2022	67.49	0.12	(11.46)	(11.34)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$44.12	(20.68)%	$3,734,120	0.94%	(0.20)%	1.01%	50%
64.22	41.00	4,970,767	0.93	(0.46)	1.02	58
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24

29.67	(21.07)	556,002	1.44	(0.71)	1.51	50
46.21	40.32	780,132	1.43	(0.96)	1.51	58
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24

45.32	(20.49)	9,509,669	0.69	0.05	0.76	50
65.59	41.37	10,983,173	0.68	(0.21)	0.76	58
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24

41.49	(20.88)	90,916	1.19	(0.46)	1.26	50
61.05	40.65	129,541	1.18	(0.71)	1.26	58
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24

44.45	(20.68)	205,831	0.94	(0.21)	1.01	50
64.64	41.01	264,318	0.93	(0.45)	1.01	58
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24

45.23	(20.48)	137,633	0.69	0.03	0.76	50
65.47	41.37	204,814	0.68	(0.20)	0.76	58
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24

46.91	(20.37)	629,918	0.54	0.19	0.61	50
67.49	41.57	956,386	0.53	(0.06)	0.61	58
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund (continued)
Class R6
Year Ended June 30, 2022	$68.18	$0.19	$(11.62)	$(11.43)	$—	$(9.24)	$(9.24)
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$47.51	(20.29)%	$16,482,609	0.44%	0.30%	0.51%	50%
68.18	41.70	19,127,249	0.43	0.04	0.51	58
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2022	$20.48	$0.19	$(1.21)	$(1.02)	$(0.18)	$(1.38)	$(1.56)
Year Ended June 30, 2021	12.72	0.11	7.73	7.84	(0.08)	—	(0.08)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Class C
Year Ended June 30, 2022	19.55	0.09	(1.16)	(1.07)	(0.09)	(1.38)	(1.47)
Year Ended June 30, 2021	12.17	0.02	7.39	7.41	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	—(f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Class I
Year Ended June 30, 2022	20.10	0.23	(1.19)	(0.96)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.49	0.15	7.59	7.74	(0.13)	—	(0.13)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Class R2
Year Ended June 30, 2022	20.30	0.14	(1.21)	(1.07)	(0.13)	(1.38)	(1.51)
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Class R3
Year Ended June 30, 2022	20.09	0.20	(1.21)	(1.01)	(0.21)	(1.38)	(1.59)
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)
Class R4
Year Ended June 30, 2022	20.50	0.26	(1.23)	(0.97)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)
Class R5
Year Ended June 30, 2022	20.32	0.26	(1.20)	(0.94)	(0.25)	(1.38)	(1.63)
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.90	(5.22)%	$235,054	0.93%	0.97%	1.01%	121%
20.48	61.86	218,302	0.93	0.62	1.04	93
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130

17.01	(5.70)	79,663	1.44	0.48	1.51	121
19.55	60.96	62,488	1.43	0.11	1.50	93
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130

17.53	(5.04)	1,275,387	0.69	1.20	0.77	121
20.10	62.22	1,418,653	0.69	0.84	0.76	93
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130

17.72	(5.50)	12,323	1.19	0.71	1.27	121
20.30	61.40	11,175	1.18	0.38	1.27	93
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130

17.49	(5.26)	6,010	0.94	1.06	1.01	121
20.09	61.83	16	0.94	0.63	1.04	93
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

17.92	(4.95)	495	0.69	1.32	0.77	121
20.50	62.16	135	0.69	0.87	0.76	93
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

17.75	(4.84)	23,073	0.54	1.34	0.61	121
20.32	62.47	24,668	0.54	1.02	0.61	93
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund (continued)
Class R6
Year Ended June 30, 2022	$20.18	$0.28	$(1.20)	$(0.92)	$(0.27)	$(1.38)	$(1.65)
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.61	(4.78)%	$1,564,013	0.44%	1.42%	0.50%	121%
20.18	62.68	2,606,033	0.44	1.10	0.50	93
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
Class A
Year Ended June 30, 2022	$36.38	$0.45	$(1.10)	$(0.65)	$(0.42)	$(8.75)	$(9.17)
Year Ended June 30, 2021	25.83	0.42	11.10	11.52	(0.64)	(0.33)	(0.97)
Year Ended June 30, 2020	31.42	0.55(d)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49	0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53	4.10	4.63	(0.55)	(5.09)	(5.64)
Class C
Year Ended June 30, 2022	35.72	0.27	(1.04)	(0.77)	(0.27)	(8.75)	(9.02)
Year Ended June 30, 2021	25.36	0.28	10.90	11.18	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	30.90	0.40(d)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32	0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35	4.05	4.40	(0.39)	(5.09)	(5.48)
Class I
Year Ended June 30, 2022	36.72	0.53	(1.11)	(0.58)	(0.50)	(8.75)	(9.25)
Year Ended June 30, 2021	25.79	0.50	11.48	11.98	(0.72)	(0.33)	(1.05)
Year Ended June 30, 2020	31.62	0.62(d)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57	0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62	4.11	4.73	(0.62)	(5.09)	(5.71)
Class R2
Year Ended June 30, 2022	35.99	0.33	(1.07)	(0.74)	(0.32)	(8.75)	(9.07)
Year Ended June 30, 2021	25.55	0.33	11.01	11.34	(0.57)	(0.33)	(0.90)
Year Ended June 30, 2020	31.12	0.47(d)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40	0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46	4.03	4.49	(0.47)	(5.09)	(5.56)
Class R5
Year Ended June 30, 2022	36.78	0.55	(1.11)	(0.56)	(0.52)	(8.75)	(9.27)
Year Ended June 30, 2021	25.66	0.59	11.63	12.22	(0.77)	(0.33)	(1.10)
Year Ended June 30, 2020	31.73	0.67(d)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62	0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66	4.13	4.79	(0.68)	(5.09)	(5.77)
Class R6
Year Ended June 30, 2022	36.78	0.58	(1.11)	(0.53)	(0.55)	(8.75)	(9.30)
Year Ended June 30, 2021	26.06	0.57	11.28	11.85	(0.80)	(0.33)	(1.13)
Year Ended June 30, 2020	31.74	0.70(d)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65	0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69	4.13	4.82	(0.71)	(5.09)	(5.80)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6
Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$26.56	(4.07)%	$49,916	0.73%	1.37%	0.97%	55%
36.38	45.65	61,187	0.83	1.37	0.99	72
25.83	(9.96)	49,876	0.83	1.88(d)	0.95	79
31.42	4.08	72,888	0.82	1.49	1.01	88
34.53	13.39	86,400	0.83	1.48	1.02	68

25.93	(4.54)	7,147	1.23	0.85	1.48	55
35.72	45.02	11,211	1.33	0.91	1.50	72
25.36	(10.46)	11,038	1.33	1.37(d)	1.46	79
30.90	3.57	19,139	1.32	0.99	1.52	88
34.06	12.84	23,686	1.33	1.00	1.53	68

26.89	(3.84)	94,291	0.49	1.60	0.72	55
36.72	47.54	127,530	0.59	1.62	0.74	72
25.79	(10.69)	113,316	0.59	2.01(d)	0.68	79
31.62	4.33	698,989	0.58	1.74	0.76	88
34.71	13.65	772,556	0.62	1.71	0.76	68

26.18	(4.41)	2,651	1.09	1.02	1.36	55
35.99	45.36	3,000	1.09	1.08	1.34	72
25.55	(10.24)	2,664	1.09	1.62(d)	1.30	79
31.12	3.81	4,438	1.08	1.22	1.62	88
34.26	13.04	5,781	1.12	1.28	1.52	68

26.95	(3.79)	3,610	0.44	1.66	0.57	55
36.78	48.74	4,053	0.44	1.91	0.59	72
25.66	(11.16)	4,269	0.44	2.16(d)	0.55	79
31.73	4.50	48,910	0.43	1.89	0.61	88
34.80	13.80	90,714	0.45	1.82	0.62	68

26.95	(3.70)	38,883	0.34	1.78	0.47	55
36.78	46.60	69,298	0.34	1.82	0.49	72
26.06	(9.68)	74,603	0.34	2.37(d)	0.44	79
31.74	4.63	133,014	0.33	1.99	0.51	88
34.80	13.90	118,726	0.37	1.90	0.52	68
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2022	$21.51	$0.08	$(1.81)	$(1.73)	$(0.07)	$(2.23)	$(2.30)
Year Ended June 30, 2021	16.22	0.09	6.39	6.48	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.86	0.11	1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	1.94	2.05	(0.11)	(1.26)	(1.37)
Class C
Year Ended June 30, 2022	20.61	(0.03)	(1.69)	(1.72)	(0.01)	(2.23)	(2.24)
Year Ended June 30, 2021	15.60	(0.01)	6.14	6.13	(0.01)	(1.11)	(1.12)
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	1.89	1.92	(0.04)	(1.26)	(1.30)
Class I
Year Ended June 30, 2022	21.59	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.27	0.13	6.43	6.56	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	1.94	2.09	(0.15)	(1.26)	(1.41)
Class L
Year Ended June 30, 2022	21.63	0.16	(1.81)	(1.65)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.30	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	1.94	2.11	(0.17)	(1.26)	(1.43)
Class R2
Year Ended June 30, 2022	21.26	0.02	(1.78)	(1.76)	(0.02)	(2.23)	(2.25)
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	1.92	1.99	(0.07)	(1.26)	(1.33)
Class R3
Year Ended June 30, 2022	21.42	0.08	(1.80)	(1.72)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	1.93	2.04	(0.11)	(1.26)	(1.37)
Class R4
Year Ended June 30, 2022	21.55	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	1.93	2.09	(0.15)	(1.26)	(1.41)
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.48	(10.04)%	$1,577,771	0.94%	0.37%	0.98%	53%
21.51	41.18	1,642,046	0.94	0.46	0.98	60
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97

16.65	(10.44)	351,674	1.44	(0.13)	1.48	53
20.61	40.52	367,940	1.44	(0.05)	1.47	60
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97

17.56	(9.78)	1,863,855	0.69	0.63	0.73	53
21.59	41.64	1,731,572	0.69	0.69	0.72	60
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97

17.60	(9.63)	1,578,191	0.54	0.76	0.57	53
21.63	41.81	1,907,620	0.54	0.83	0.58	60
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97

17.25	(10.28)	219,960	1.19	0.11	1.23	53
21.26	40.92	269,266	1.19	0.20	1.22	60
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97

17.40	(10.04)	157,177	0.94	0.37	0.97	53
21.42	41.30	174,770	0.94	0.44	0.97	60
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97

17.52	(9.80)	55,292	0.69	0.63	0.72	53
21.55	41.58	45,443	0.69	0.69	0.72	60
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund (continued)
Class R5
Year Ended June 30, 2022	$21.64	$0.16	$(1.82)	$(1.66)	$(0.15)	$(2.23)	$(2.38)
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	1.95	2.13	(0.18)	(1.26)	(1.44)
Class R6
Year Ended June 30, 2022	21.69	0.19	(1.82)	(1.63)	(0.18)	(2.23)	(2.41)
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	1.95	2.14	(0.19)	(1.26)	(1.45)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.60	(9.68)%	$911,961	0.54%	0.76%	0.57%	53%
21.64	41.79	1,089,931	0.54	0.84	0.57	60
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97

17.65	(9.56)	11,891,028	0.44	0.87	0.47	53
21.69	41.98	12,615,063	0.44	0.95	0.47	60
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund
Class A
Year Ended June 30, 2022	$73.40	$(0.02)	$(8.99)	$(9.01)	$—	$(14.78)	$(14.78)
Year Ended June 30, 2021	57.64	(0.01)	21.89	21.88	(0.52)	(5.60)	(6.12)
Year Ended June 30, 2020	56.61	0.63(d)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45	3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23	10.51	10.74	(0.25)	—	(0.25)
Class C
Year Ended June 30, 2022	71.55	(0.35)	(8.60)	(8.95)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.26	(0.32)	21.36	21.04	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35(d)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16	2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)	10.32	10.28	—	—	—
Class I
Year Ended June 30, 2022	75.08	0.15	(9.28)	(9.13)	(0.12)	(14.78)	(14.90)
Year Ended June 30, 2021	58.80	0.16	22.37	22.53	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79(d)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60	3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38	10.68	11.06	(0.36)	—	(0.36)
Class R2
Year Ended June 30, 2022	71.18	(0.18)	(8.57)	(8.75)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.08	(0.17)	21.26	21.09	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48(d)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30	2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09	10.31	10.40	(0.11)	—	(0.11)
Class R5
Year Ended June 30, 2022	73.80	0.24	(9.05)	(8.81)	(0.19)	(14.78)	(14.97)
Year Ended June 30, 2021	57.93	0.26	21.96	22.22	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86(d)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68	2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46	10.56	11.02	(0.46)	—	(0.46)
Class R6
Year Ended June 30, 2022	73.81	0.31	(9.04)	(8.73)	(0.28)	(14.78)	(15.06)
Year Ended June 30, 2021	57.93	0.33	21.96	22.29	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91(d)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74	2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51	10.56	11.07	(0.49)	—	(0.49)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and
Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$49.61	(17.46)%	$92,344	0.84%	(0.03)%	0.91%	44%
73.40	40.08	119,893	0.84	(0.01)	0.90	64
57.64	15.11	94,017	0.84	1.15(d)	0.94	96
56.61	7.06	106,993	0.84	0.79	1.12	95
59.09	22.13	104,167	0.86	0.42	1.11	69

47.82	(17.87)	19,522	1.34	(0.54)	1.41	44
71.55	39.44	30,159	1.34	(0.50)	1.40	64
56.26	14.50	31,216	1.34	0.65(d)	1.42	96
55.45	6.51	35,931	1.34	0.29	1.61	95
58.00	21.54	37,416	1.36	(0.08)	1.61	69

51.05	(17.25)	86,649	0.59	0.21	0.65	44
75.08	40.46	164,959	0.59	0.25	0.65	64
58.80	15.38	141,497	0.59	1.40(d)	0.67	96
57.60	7.33	163,324	0.59	1.04	0.86	95
60.04	22.45	196,798	0.61	0.67	0.86	69

47.65	(17.66)	31,751	1.09	(0.29)	1.20	44
71.18	39.73	45,629	1.09	(0.26)	1.21	64
56.08	14.84	40,305	1.09	0.90(d)	1.25	96
55.27	6.78	45,086	1.09	0.54	1.49	95
57.95	21.84	40,763	1.10	0.16	1.37	69

50.02	(17.12)	103,007	0.44	0.36	0.50	44
73.80	40.57	166,478	0.44	0.39	0.50	64
57.93	15.63	189,889	0.44	1.55(d)	0.52	96
56.82	7.48	194,550	0.44	1.19	0.71	95
59.32	22.66	201,539	0.45	0.83	0.71	69

50.02	(17.03)	642,876	0.34	0.47	0.40	44
73.81	40.70	780,470	0.34	0.50	0.40	64
57.93	15.76	617,458	0.34	1.65(d)	0.42	96
56.81	7.59	602,454	0.34	1.29	0.61	95
59.32	22.78	588,911	0.36	0.92	0.61	69
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	171

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2022	$26.84	$(0.08)	$(1.95)	$(2.03)	$—	$(6.78)	$(6.78)	$18.03
Year Ended June 30, 2021	24.58	(0.10)	9.21	9.11	(0.03)	(6.82)	(6.85)	26.84
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)	24.58
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)	27.51
Year Ended June 30, 2018	30.35	—(i)	3.87	3.87	—	(4.12)	(4.12)	30.10
Class C
Year Ended June 30, 2022	24.01	(0.17)	(1.58)	(1.75)	—	(6.78)	(6.78)	15.48
Year Ended June 30, 2021	22.67	(0.21)	8.37	8.16	—	(6.82)	(6.82)	24.01
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)	22.67
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)	25.88
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)	28.65
Class I
Year Ended June 30, 2022	27.53	(0.02)	(2.05)	(2.07)	—	(6.78)	(6.78)	18.68
Year Ended June 30, 2021	25.04	(0.03)	9.41	9.38	(0.07)	(6.82)	(6.89)	27.53
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)	25.04
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)	27.94
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)	30.51
Class R2
Year Ended June 30, 2022	25.27	(0.15)	(1.75)	(1.90)	—	(6.78)	(6.78)	16.59
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)	25.27
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)	23.54
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)	26.62
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)	29.31
Class R5
Year Ended June 30, 2022	27.78	—	(2.09)	(2.09)	—	(6.78)	(6.78)	18.91
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)	27.78
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)	25.20
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)	28.08
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)	30.65
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Large Cap Funds	June 30, 2022

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(c)	Portfolio turnover rate (including securities sold short)(c)

(12.89)%	$240,209	1.85(g) %	(0.33)%	2.00%	59%	91%
42.30	335,206	1.94(h)	(0.39)	2.09	57	96
11.66	267,701	1.92	0.19	2.08	85	134
6.84	678,071	1.91	0.22	2.16	98	148
13.16	772,656	2.01	0.01	2.26	110	161

(13.31)	28,297	2.35(g)	(0.82)	2.51	59	91
41.55	36,784	2.43(h)	(0.88)	2.58	57	96
11.11	59,105	2.42	(0.32)	2.58	85	134
6.31	108,332	2.42	(0.29)	2.67	98	148
12.58	158,677	2.50	(0.50)	2.75	110	161

(12.70)	970,509	1.60(g)	(0.09)	1.75	59	91
42.65	1,702,566	1.69(h)	(0.12)	1.83	57	96
11.93	2,189,079	1.67	0.40	1.83	85	134
7.11	4,740,691	1.67	0.46	1.91	98	148
13.46	6,169,553	1.75	0.27	2.00	110	161

(13.23)	4,602	2.20(g)	(0.67)	2.26	59	91
41.77	5,838	2.29(h)	(0.74)	2.34	57	96
11.32	4,560	2.27	(0.13)	2.34	85	134
6.45	5,304	2.27	(0.14)	2.45	98	148
12.81	6,528	2.31	(0.30)	2.52	110	161

(12.65)	27,541	1.55(g)	(0.02)	1.60	59	91
42.75	34,191	1.64(h)	(0.08)	1.68	57	96
11.99	38,447	1.62	0.46	1.67	85	134
7.14	99,113	1.62	0.51	1.76	98	148
13.57	126,084	1.65	0.37	1.85	110	161
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	173

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R6
Year Ended June 30, 2022	$27.75	$0.02	$(2.09)	$(2.07)	$—	$(6.78)	$(6.78)	$18.90
Year Ended June 30, 2021	25.18	—(i)	9.47	9.47	(0.08)	(6.82)	(6.90)	27.75
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)	25.18
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)	28.07
November 1, 2017 (j) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)	30.63

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	1.10%	1.10%	1.10%	1.09%	1.15%
Class C	1.60%	1.59%	1.60%	1.60%	1.65%
Class I	0.85%	0.85%	0.85%	0.85%	0.90%
Class R2	1.45%	1.45%	1.45%	1.45%	1.47%
Class R5	0.80%	0.80%	0.80%	0.80%	0.79%
Class R6	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.25%	1.25%	1.26%	1.34%	1.40%
Class C	1.76%	1.74%	1.76%	1.85%	1.90%
Class I	1.00%	0.99%	1.01%	1.09%	1.15%
Class R2	1.51%	1.50%	1.52%	1.63%	1.67%
Class R5	0.85%	0.84%	0.85%	0.94%	1.00%
Class R6	0.75%	0.74%	0.75%	0.85%	0.90%

(g)	Interest expense on securities sold short is 0.62%.
(h)	Interest expense on securities sold short is 0.16%.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Large Cap Funds	June 30, 2022

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(c)	Portfolio turnover rate (including securities sold short)(c)

(12.58)%	$365,912	1.45(g) %	0.07%	1.50%	59%	91%
42.86	536,661	1.54(h)	0.01	1.58	57	96
12.10	491,414	1.52	0.58	1.57	85	134
7.30	787,497	1.52	0.59	1.67	98	148
6.10	1,795,125	1.54	0.44	1.74	110	161
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Year Ended June 30, 2022	$36.46	$0.27	$(3.20)	$(2.93)	$(0.25)	$(4.40)	$(4.65)
Year Ended June 30, 2021	26.55	0.27	10.81	11.08	(0.34)	(0.83)	(1.17)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	(0.30)
Class I
Year Ended June 30, 2022	36.89	0.36	(3.26)	(2.90)	(0.33)	(4.40)	(4.73)
Year Ended June 30, 2021	26.85	0.35	10.94	11.29	(0.42)	(0.83)	(1.25)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	(0.38)
Class R6
Year Ended June 30, 2022	36.84	0.40	(3.26)	(2.86)	(0.37)	(4.40)	(4.77)
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	(1.28)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	(0.40)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$28.88	(10.33)%	$145,624	0.60%	0.77%	0.84%	30%
36.46	42.55	180,296	0.60	0.85	0.84	35
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45

29.26	(10.13)	611,102	0.35	1.02	0.59	30
36.89	42.92	686,545	0.35	1.09	0.58	35
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45

29.21	(10.05)	5,994,312	0.25	1.15	0.34	30
36.84	43.09	4,185,201	0.25	1.19	0.33	35
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	177

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund
Class A
Year Ended June 30, 2022	$59.20	$0.39	$(8.35)	$(7.96)	$(0.23)	$(2.21)	$(2.44)
Year Ended June 30, 2021	42.76	0.42	16.81	17.23	(0.30)	(0.49)	(0.79)
Year Ended June 30, 2020	41.85	0.47	3.52	3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50	3.21	3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58	4.05	4.63	(0.48)	(2.22)	(2.70)
Class C
Year Ended June 30, 2022	57.87	0.09	(8.14)	(8.05)	—	(2.21)	(2.21)
Year Ended June 30, 2021	41.80	0.16	16.43	16.59	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25	3.44	3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29	3.16	3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41	3.92	4.33	(0.18)	(2.22)	(2.40)
Class I
Year Ended June 30, 2022	59.71	0.54	(8.43)	(7.89)	(0.34)	(2.21)	(2.55)
Year Ended June 30, 2021	43.11	0.55	16.95	17.50	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57	3.56	4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60	3.23	3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66	4.10	4.76	(0.57)	(2.22)	(2.79)
Class R6
Year Ended June 30, 2022	59.69	0.57	(8.42)	(7.85)	(0.36)	(2.21)	(2.57)
September 30, 2020 (f) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$48.80	(14.36)%	$37,387	0.64%	0.67%	1.03%	39%
59.20	40.64	24,169	0.64	0.80	1.23	44
42.76	9.57	11,178	0.82	1.12	1.53	99
41.85	9.90	10,828	0.83	1.22	1.73	97
41.28	11.88	9,497	0.90	1.41	1.92	38

47.61	(14.77)	4,668	1.14	0.16	1.55	39
57.87	39.94	3,794	1.13	0.32	1.72	44
41.80	9.03	2,735	1.32	0.62	2.07	99
40.98	9.34	2,949	1.33	0.73	2.22	97
40.44	11.35	3,277	1.42	1.01	2.45	38

49.27	(14.15)	98,142	0.39	0.92	0.77	39
59.71	40.99	62,431	0.39	1.06	0.96	44
43.11	9.86	26,787	0.57	1.37	1.25	99
42.15	10.18	16,908	0.58	1.46	1.45	97
41.56	12.16	9,172	0.64	1.59	1.63	38

49.27	(14.09)	45,209	0.34	0.97	0.52	39
59.69	29.93	25,156	0.34	1.05	0.70	44
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	179

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund
Class A
Year Ended June 30, 2022	$64.61	$0.74	$(3.22)	$(2.48)	$(0.71)	$(1.21)	$(1.92)
Year Ended June 30, 2021	45.62	0.64	19.59	20.23	(0.60)	(0.64)	(1.24)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Class C
Year Ended June 30, 2022	57.32	0.38	(2.84)	(2.46)	(0.49)	(1.21)	(1.70)
Year Ended June 30, 2021	40.63	0.32	17.40	17.72	(0.39)	(0.64)	(1.03)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Class I
Year Ended June 30, 2022	68.55	0.97	(3.43)	(2.46)	(0.86)	(1.21)	(2.07)
Year Ended June 30, 2021	48.34	0.83	20.76	21.59	(0.74)	(0.64)	(1.38)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Class R2
Year Ended June 30, 2022	64.73	0.59	(3.24)	(2.65)	(0.57)	(1.21)	(1.78)
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Class R3
Year Ended June 30, 2022	68.41	0.80	(3.44)	(2.64)	(0.73)	(1.21)	(1.94)
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)
Class R4
Year Ended June 30, 2022	68.60	0.94	(3.41)	(2.47)	(0.88)	(1.21)	(2.09)
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)
Class R5
Year Ended June 30, 2022	69.09	1.12	(3.51)	(2.39)	(0.97)	(1.21)	(2.18)
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$60.21	(4.04)%	$723,238	0.94%	1.13%	1.03%	22%
64.61	44.88	522,230	0.93	1.17	1.03	14
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32

53.16	(4.52)	71,714	1.44	0.66	1.52	22
57.32	44.13	37,539	1.43	0.66	1.51	14
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32

64.02	(3.80)	1,440,632	0.69	1.40	0.76	22
68.55	45.22	868,339	0.69	1.35	0.75	14
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32

60.30	(4.29)	3,563	1.19	0.89	1.26	22
64.73	44.51	2,005	1.18	0.90	1.25	14
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32

63.83	(4.06)	8,698	0.94	1.14	1.01	22
68.41	44.89	1,402	0.94	1.15	1.01	14
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

64.04	(3.81)	253	0.69	1.34	0.78	22
68.60	45.26	106	0.68	1.46	0.76	14
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

64.52	(3.67)	4,409	0.54	1.60	0.61	22
69.09	45.47	178	0.54	1.56	0.61	14
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	181

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund (continued)
Class R6
Year Ended June 30, 2022	$69.10	$1.16	$(3.47)	$(2.31)	$(1.03)	$(1.21)	$(2.24)
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Large Cap Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$64.55	(3.56)%	$561,821	0.44%	1.66%	0.51%	22%
69.10	45.60	275,186	0.44	1.74	0.50	14
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Large Cap Funds	183

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 16 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity 2 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity 3 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)(1)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective July 1, 2021, JPMorgan Intrepid Value Fund changed its name to JPMorgan U.S. Applied Data Science Value Fund.
The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.
The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.
The investment objective of JPMorgan Equity Index Fund ("Equity Index Fund") is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index.
The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.
The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”), JPMorgan Hedged Equity 2 Fund (“Hedged Equity 2 Fund”) and JPMorgan Hedged Equity 3 Fund (“Hedged Equity 3 Fund”) is to seek to provide capital appreciation.
The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
The investment objective of JPMorgan U.S. Applied Data Science Value Fund (“U.S. Applied Data Science Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.
The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.

184	J.P. Morgan Large Cap Funds	June 30, 2022

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.
The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.
The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.
Class L Shares of U.S. Equity Fund and Class A Shares of U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
All share classes of Hedged Equity Fund are publicly offered on a limited basis. JPMorgan Equity Income Fund is offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.

June 30, 2022	J.P. Morgan Large Cap Funds	185

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$184,597	$—	$—	$184,597

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$45,922,289	$—	$—	$45,922,289

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,253,457	$—	$—	$7,253,457
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(461)	$—	$—	$(461)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$2,978,011	$—	$—	$2,978,011
Equity-Linked Notes	—	528,367	—	528,367
Short-Term Investments
Investment Companies	80,017	—	—	80,017
Total Investments in Securities	$3,058,028	$528,367	$—	$3,586,395
Appreciation in Other Financial Instruments
Futures Contracts	$144	$—	$—	$144

186	J.P. Morgan Large Cap Funds	June 30, 2022

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,599,106	$—	$—	$16,599,106
Appreciation in Other Financial Instruments
Futures Contracts	$3,514	$—	$—	$3,514
Depreciation in Other Financial Instruments
Options Written
Call Options Written	(382,976)	—	—	(382,976)
Put Options Written	(118,592)	—	—	(118,592)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(498,054)	$—	$—	$(498,054)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 2 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,749,376	$—	$—	$5,749,376
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(100)	$—	$—	$(100)
Options Written (a)
Call Options Written	(1,557)	—	—	(1,557)
Put Options Written	(15,142)	—	—	(15,142)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(16,799)	$—	$—	$(16,799)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 3 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,843,175	$—	$—	$2,843,175
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(303)	$—	$—	$(303)
Options Written (a)
Call Options Written	(5,192)	—	—	(5,192)
Put Options Written	(26,172)	—	—	(26,172)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(31,667)	$—	$—	$(31,667)

(a)	Please refer to the SOI for specifics of portfolio holdings.

June 30, 2022	J.P. Morgan Large Cap Funds	187

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$31,336,829	$—	$—	$31,336,829

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,196,523	$—	$—	$3,196,523

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Applied Data Science Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$196,301	$—	$—	$196,301
Appreciation in Other Financial Instruments
Futures Contracts (a)	$104	$—	$—	$104

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,566,512	$—	$—	$18,566,512
Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,370	$—	$—	$5,370

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$974,935	$—	$—	$974,935
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,059)	$—	$—	$(1,059)

(a)	Please refer to the SOI for specifics of portfolio holdings.

188	J.P. Morgan Large Cap Funds	June 30, 2022

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,004,783	$—	$—	$2,004,783
Total Liabilities in Securities Sold Short (a)	$(370,095)	$—	$—	$(370,095)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,716,110	$—	$—	$6,716,110
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(2,838)	$—	$—	$(2,838)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$182,810	$—	$—	$182,810
Depreciation in Other Financial Instruments
Futures Contracts	$(62)	$—	$—	$(62)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,803,282	$—	$—	$2,803,282

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of June 30, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

June 30, 2022	J.P. Morgan Large Cap Funds	189

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund, the Class IM Shares of the JPMorgan Prime Money Market Fund, and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Equity Index Fund	$5,442	$(5,442)	$—
Large Cap Growth Fund	5,817	(5,817)	—
U.S. GARP Equity Fund	587	(587)	—
U.S. Sustainable Leaders Fund	182	(182)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

190	J.P. Morgan Large Cap Funds	June 30, 2022

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Equity Income Fund	$—(a)
Equity Index Fund	6
Equity Premium Income Fund	1
Large Cap Growth Fund	15
Large Cap Value Fund	2
U.S. Applied Data Science Value Fund	—(a)
U.S. Equity Fund	4
U.S. GARP Equity Fund	1
U.S. Sustainable Leaders Fund	—(a)
U.S. Value Fund	—(a)

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Value Fund did not have any securities out on loan at June 30, 2022. Equity Focus Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund did not lend out any securities during the year ended June 30, 2022.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Equity Focus Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$3,582	$70,550	$62,792	$—	$1	$11,341	11,339	$18	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

June 30, 2022	J.P. Morgan Large Cap Funds	191

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Equity Income Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$1,108,433	$6,320,812	$6,761,327	$(292)	$(113)	$667,513	667,379	$2,188	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38%	—	48,517	48,517	—	—	—	—	—(c) *	—
Total	$1,108,433	$6,369,329	$6,809,844	$(292)	$(113)	$667,513		$2,188	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Index Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. (a)	$85,747	$25,635	$10,157	$(840)	$(25,723)	$74,662	663	$2,345	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	25,407	536,000	557,000	(6)*	2	4,403	4,405	66*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	4,179	556,543	559,125	—	—	1,597	1,597	33*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.31% (b) (c)	26,043	2,668,846	2,649,292	—	—	45,597	45,597	60	—
Total	$141,376	$3,787,024	$3,775,574	$(846)	$(25,721)	$126,259		$2,504	$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$43,928	$3,889,048	$3,852,962	$1	$2	$80,017	80,001	$160	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38%	—	12,195	12,195	—	—	—	—	—(c)	—
Total	$43,928	$3,901,243	$3,865,157	$1	$2	$80,017		$160	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

192	J.P. Morgan Large Cap Funds	June 30, 2022

(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.

Hedged Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.31% (a) (b)	$312,969	$3,762,695	$4,075,664	$—	$—	$—	—	$213	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

Hedged Equity 2 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	$82,933	$4,627,971	$4,498,892	$—	$—	$212,012	212,012	$202	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

Hedged Equity 3 Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	$17,690	$2,181,103	$2,138,076	$—	$—	$60,717	60,717	$103	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.

Large Cap Growth Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$1,501,233	$14,831,932	$14,455,686	$(377)	$(213)	$1,876,889	1,876,514	$5,759	$—

June 30, 2022	J.P. Morgan Large Cap Funds	193

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Large Cap Growth Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	$314,119	$1,128,800	$1,439,000	$(48)*	$17	$3,888	3,890	$104*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	113,675	1,072,987	1,184,111	—	—	2,551	2,552	20*	—
Total	$1,929,027	$17,033,719	$17,078,797	$(425)	$(196)	$1,883,328		$5,883	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Large Cap Value Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$57,325	$2,812,765	$2,739,615	$(8)	$7	$130,474	130,449	$302	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	7,897	283,000	290,893	(5)*	1	—	—	15*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	23,462	96,315	119,777	—	—	—	—	2*	—
Total	$88,684	$3,192,080	$3,150,285	$(13)	$8	$130,474		$319	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Applied Data Science Value Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$9,182	$37,176	$43,391	$—	$—(c)	$2,967	2,966	$9	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.

194	J.P. Morgan Large Cap Funds	June 30, 2022

U.S. Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$228,846	$5,788,266	$5,422,728	$(137)	$29	$594,276	594,157	$1,142	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	26,995	617,999	644,947	(50)*	3	—	—	18*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	3,506	642,759	646,256	—	—	9	9	2*	—
Total	$259,347	$7,049,024	$6,713,931	$(187)	$32	$594,285		$1,162	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. GARP Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$31,110	$218,618	$211,239	$(5)	$(1)	$38,483	38,475	$71	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	1,994	23,000	24,994	—*(c)	—(c)	—	—	—*(c)	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	915	40,155	40,432	—	—	638	638	6*	—
Total	$34,019	$281,773	$276,665	$(5)	$(1)	$39,121		$77	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Large Cap Core Plus Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$11,580	$573,393	$578,292	$(2)	$—(c)	$6,679	6,678	$48	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.

June 30, 2022	J.P. Morgan Large Cap Funds	195

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
U.S. Research Enhanced Equity Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$66,914	$5,058,203	$5,007,077	$(46)	$—(c)	$117,994	117,970	$271	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
(c)	Amount rounds to less than one thousand.

U.S. Sustainable Leaders Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$4,580	$115,984	$118,029	$(1)	$(1)	$2,533	2,533	$8	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	—	7,501	7,303	—	—	198	198	1*	—
Total	$4,580	$123,485	$125,332	$(1)	$(1)	$2,731		$9	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Value Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$38,028	$1,577,329	$1,538,932	$(21)	$7	$76,411	76,396	$193	$—

(a)	Investment in an affiliated fund, which is is managed by JP Morgan Chase Bank, N.A.
(b)	The rate shown is the current yield as of June 30, 2022.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations.

196	J.P. Morgan Large Cap Funds	June 30, 2022

Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Options — Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased— Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written— Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.
Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

June 30, 2022	J.P. Morgan Large Cap Funds	197

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
H. Summary of Derivatives Information
Derivatives Volume
The table below discloses the volume of the Funds’ options and futures contracts activity during the year ended June 30, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Equity Index Fund	Equity Premium Income Fund
Futures Contracts:
Average Notional Balance Long	$44,441	$22,304
Average Notional Balance Short	—	(10,778)
Ending Notional Balance Long	54,473	25,813

	Hedged Equity Fund	Hedged Equity 2 Fund	Hedged Equity 3 Fund
Futures Contracts:
Average Notional Balance Long	$288,718	$58,373	$29,016
Ending Notional Balance Long	478,296	71,365	63,203
Exchange-Traded Options:
Average Number of Contracts Purchased	42,291	8,447	4,480
Average Number of Contracts Written	(84,582)	(16,893)	(8,959)
Ending Number of Contracts Purchased	43,520	14,152	7,112
Ending Number of Contracts Written	(87,040)	(28,304)	(14,224)

	U.S. Applied Data Science Value Fund	U.S. Equity Fund	U.S. GARP Equity Fund
Futures Contracts:
Average Notional Balance Long	$4,570	$234,937	$25,261
Ending Notional Balance Long	3,227	251,485	37,960

	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts:
Average Notional Balance Long	$1,459	$72,874	$2,642
Ending Notional Balance Long	—	142,730	4,647
The Funds' derivatives contracts held at June 30, 2022 are not accounted for as hedging instruments under GAAP.
I. Equity-Linked Notes — Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of June 30, 2022, Equity Premium Income Fund had outstanding ELNs as listed on the SOIs.
J. Short Sales — U.S. Large Cap Core Plus Fund engaged in short sales as part of their normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.
The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities

198	J.P. Morgan Large Cap Funds	June 30, 2022

sold short, while cash collateral deposited at the Fund's custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.
As of June 30, 2022, U.S. Large Cap Core Plus Fund had outstanding short sales as listed on their SOIs.
K. Offering and Organization Costs — Total offering costs of $104 and $104 incurred/paid in connection with the offering of shares of Hedged Equity 2 Fund and Hedged Equity 3 Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, are/were recorded as an expense at the time the Funds commenced operations. For the year ended ended June 30, 2022, total offering costs amortized were $104 and $104 for the Funds, respectively.
L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income  and dividend expense on securities sold short, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
M. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Equity Focus Fund
Transfer agency fees	$1	$—(a)	$2	n/a	n/a	n/a	n/a	n/a	$1	$4
Equity Income Fund
Transfer agency fees	32	48	349	n/a	$12	$7	$5	$29	327	809
Equity Index Fund
Transfer agency fees	145	5	39	n/a	n/a	n/a	n/a	n/a	42	231
Equity Premium Income Fund
Transfer agency fees	10	7	47	n/a	n/a	n/a	n/a	—(a)	1	65
Hedged Equity Fund
Transfer agency fees	25	13	174	n/a	n/a	n/a	n/a	—(a)	33	245

June 30, 2022	J.P. Morgan Large Cap Funds	199

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Hedged Equity 2 Fund
Transfer agency fees	$4	$4	$26	n/a	n/a	n/a	n/a	$—(a)	$4	$38
Hedged Equity 3 Fund
Transfer agency fees	1	1	15	n/a	n/a	n/a	n/a	—(a)	2	19
Large Cap Growth Fund
Transfer agency fees	315	22	122	n/a	$10	$5	$3	13	214	704
Large Cap Value Fund
Transfer agency fees	32	3	260	n/a	2	—(a)	—(a)	2	22	321
U.S. Applied Data Science Value Fund
Transfer agency fees	1	1	4	n/a	4	n/a	n/a	—(a)	1	11
U.S. Equity Fund
Transfer agency fees	87	13	72	$39	7	4	1	10	126	359
U.S. GARP Equity Fund
Transfer agency fees	11	2	4	n/a	23	n/a	n/a	1	6	47
U.S. Large Cap Core Plus Fund
Transfer agency fees	7	3	42	n/a	1	n/a	n/a	—(a)	5	58
U.S. Research Enhanced Equity Fund
Transfer agency fees	11	n/a	12	n/a	n/a	n/a	n/a	n/a	39	62
U.S. Sustainable Leaders Fund
Transfer agency fees	3	1	3	n/a	n/a	n/a	n/a	n/a	1	8
U.S. Value Fund
Transfer agency fees	115	4	15	n/a	—(a)	—(a)	—(a)	—(a)	7	141

(a)	Amount rounds to less than one thousand.
Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

200	J.P. Morgan Large Cap Funds	June 30, 2022

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Equity Focus Fund, Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid at least annually, Equity Income Fund, for which distributions are generally declared and paid at least monthly, and Equity Premium Income Fund, for which distributions are generally declared daily and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Focus Fund	$—	$(1)	$1
Equity Income Fund	—	152	(152)
Equity Index Fund	—	(574)	574
Equity Premium Income Fund	—	(28)	28
Hedged Equity Fund	—	(1,777)	1,777
Hedged Equity 2 Fund	—	(92)	92
Hedged Equity 3 Fund	—	(45)	45
Large Cap Growth Fund	—	(1,745)	1,745
Large Cap Value Fund	—	21	(21)
U.S. Applied Data Science Value Fund	5,045	(47)	(4,998)
U.S. Equity Fund	(72)	(387)	459
U.S. GARP Equity Fund	—	(6)	6
U.S. Large Cap Core Plus Fund	78,182	4,775	(82,957)
U.S. Research Enhanced Equity Fund	—	(522)	522
U.S. Sustainable Leaders Fund	—	(11)	11
U.S. Value Fund	—	(114)	114
The reclassifications for the Funds relate primarily to tax reclassifications on certain investments, tax equalization, redesignation of dividends and net operating losses.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50%
Equity Income Fund	0.40
Equity Index Fund	0.04
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Hedged Equity 2 Fund	0.25
Hedged Equity 3 Fund	0.25
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Applied Data Science Value Fund	0.30
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30

June 30, 2022	J.P. Morgan Large Cap Funds	201

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)

U.S. Large Cap Core Plus Fund	0.65%
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2022, the effective rate for Equity Focus Fund, Equity Income Fund, Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.075%, 0.03%, 0.075%, 0.075%, 0.06%, 0.075%, 0.075%, 0.04%, 0.075%, 0.075%, 0.06%, 0.075%, 0.075%, 0.075%, 0.075% and 0.075%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Index Fund	0.25	0.75	n/a	n/a
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Hedged Equity 2 Fund	0.25	0.75	n/a	n/a
Hedged Equity 3 Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Applied Data Science Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Equity Focus Fund	$8	$—
Equity Income Fund	330	2
Equity Index Fund	40	—
Equity Premium Income Fund	676	—(a)

202	J.P. Morgan Large Cap Funds	June 30, 2022

	Front-End Sales Charge	CDSC
Hedged Equity Fund	$38	$—(a)
Hedged Equity 2 Fund	192	—(a)
Hedged Equity 3 Fund	79	—
Large Cap Growth Fund	527	2
Large Cap Value Fund	58	—(a)
U.S. Applied Data Science Value Fund	1	—
U.S. Equity Fund	248	1
U.S. GARP Equity Fund	5	—
U.S. Large Cap Core Plus Fund	16	—(a)
U.S. Research Enhanced Equity Fund	—(a)	—
U.S. Sustainable Leaders Fund	13	—
U.S. Value Fund	178	—

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Index Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 2 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 3 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Applied Data Science Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

June 30, 2022	J.P. Morgan Large Cap Funds	203

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund	1.10%	1.60%	0.85%	n/a	n/a	n/a	n/a	n/a	0.60%
Equity Index Fund	0.45	n/a	0.20	n/a	n/a	n/a	n/a	n/a	0.05
Equity Premium Income Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
Hedged Equity 2 Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
Hedged Equity 3 Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
Large Cap Growth Fund	0.94	1.44	0.69	n/a	1.19%	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
U.S. Applied Data Science Value Fund	0.73	1.23	0.49	n/a	1.09	n/a	n/a	0.44	0.34
U.S. Equity Fund	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84	1.34	0.59	n/a	1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	1.10	1.60	0.85	n/a	1.45	n/a	n/a	0.80	0.70
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64	1.14	0.39	n/a	n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
The expense limitation agreements were in effect for the year ended June 30, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.
For the year ended June 30, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$78	$52	$3	$133	$—
Equity Income Fund	49	—	—	49	—
Equity Index Fund	2,883	3,367	2,200	8,450	42
Equity Premium Income Fund	294	197	43	534	—
Hedged Equity 2 Fund	433	288	34	755	74
Hedged Equity 3 Fund	334	222	17	573	72
Large Cap Growth Fund	14,417	9,579	307	24,303	15
Large Cap Value Fund	1,169	777	318	2,264	18
U.S. Applied Data Science Value Fund	176	117	204	497	1
U.S. Equity Fund	3,863	2,562	193	6,618	126
U.S. GARP Equity Fund	442	294	38	774	—
U.S. Large Cap Core Plus Fund	572	382	1,941	2,895	4
U.S. Research Enhanced Equity Fund	3,141	2,092	1,344	6,577	—
U.S. Sustainable Leaders Fund	194	118	289	601	1
U.S. Value Fund	885	591	130	1,606	6
For the year ended June 30, 2022, the Hedged Equity Fund's service providers did not have any waived fees or reimbursed expenses.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.

204	J.P. Morgan Large Cap Funds	June 30, 2022

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2022 were as follows:

Equity Focus Fund	$5
Equity Income Fund	1,025
Equity Index Fund	41
Equity Premium Income Fund	46
Hedged Equity Fund	201
Hedged Equity 2 Fund	52
Hedged Equity 3 Fund	23
Large Cap Growth Fund	1,737
Large Cap Value Fund	74
U.S. Applied Data Science Value Fund	4
U.S. Equity Fund	290
U.S. GARP Equity Fund	23
U.S. Large Cap Core Plus Fund	23
U.S. Research Enhanced Equity Fund	77
U.S. Sustainable Leaders Fund	3
U.S. Value Fund	58
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers were as follows:

Equity Focus Fund	$1
Equity Income Fund	4
Equity Index Fund	1
Equity Premium Income Fund	1
Hedged Equity Fund	2
Hedged Equity 2 Fund	1
Hedged Equity 3 Fund	1
Large Cap Growth Fund	3
Large Cap Value Fund	1
U.S. Applied Data Science Value Fund	1
U.S. Equity Fund	2
U.S. GARP Equity Fund	1
U.S. Large Cap Core Plus Fund	1
U.S. Research Enhanced Equity Fund	1
U.S. Sustainable Leaders Fund	1
U.S. Value Fund	1
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2022, Hedged Equity Fund, Hedged Equity 2 Fund, Large Cap Growth Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

June 30, 2022	J.P. Morgan Large Cap Funds	205

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$107,772	$42,643	$—	$—
Equity Income Fund	9,055,249	7,311,657	—	—
Equity Index Fund	2,376,625	808,923	—	—
Equity Premium Income Fund	6,979,682	4,017,061	—	—
Hedged Equity Fund	7,957,430	7,992,029	—	—
Hedged Equity 2 Fund	6,157,432	1,415,379	—	—
Hedged Equity 3 Fund	3,019,470	564,439	—	—
Large Cap Growth Fund	19,176,683	17,791,454	—	—
Large Cap Value Fund	4,055,201	5,043,730	—	—
U.S. Applied Data Science Value Fund	127,734	192,653	—	—
U.S. Equity Fund	11,233,140	10,782,010	—	—
U.S. GARP Equity Fund	530,484	674,999	—	—
U.S. Large Cap Core Plus Fund	1,722,557	2,747,770	707,758	939,639
U.S. Research Enhanced Equity Fund	4,252,502	1,787,642	—	—
U.S. Sustainable Leaders Fund	176,121	68,297	—	—
U.S. Value Fund	1,747,057	481,592	—	—
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$161,067	$31,095	$7,565	$23,530
Equity Income Fund	34,315,987	12,234,840	628,538	11,606,302
Equity Index Fund	4,462,824	2,885,890	95,718	2,790,172
Equity Premium Income Fund	3,680,731	107,987	202,179	(94,192)
Hedged Equity Fund	13,316,813	3,291,011	506,772	2,784,239
Hedged Equity 2 Fund	6,448,621	268,797	984,841	(716,044)
Hedged Equity 3 Fund	3,149,311	153,596	491,399	(337,803)
Large Cap Growth Fund	26,317,283	6,768,410	1,748,864	5,019,546
Large Cap Value Fund	3,087,853	260,492	151,822	108,670
U.S. Applied Data Science Value Fund	179,612	31,619	14,826	16,793
U.S. Equity Fund	13,579,635	5,741,579	749,323	4,992,256
U.S. GARP Equity Fund	727,827	343,969	97,920	246,049
U.S. Large Cap Core Plus Fund *	860,205	820,980	46,497	774,483
U.S. Research Enhanced Equity Fund	5,374,043	1,550,141	210,912	1,339,229
U.S. Sustainable Leaders Fund	190,493	11,017	18,762	(7,745)
U.S. Value Fund	2,503,732	383,360	83,810	299,550

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments, certain derivatives and wash sale loss deferrals.

206	J.P. Morgan Large Cap Funds	June 30, 2022

The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$3,204	$11,588	$14,792
Equity Income Fund	952,443	828,643	1,781,086
Equity Index Fund	174,683	31,719	206,402
Equity Premium Income Fund	210,426	—	210,426
Hedged Equity Fund	137,046	—	137,046
Hedged Equity 2 Fund	26,753	—	26,753
Hedged Equity 3 Fund	14,723	—	14,723
Large Cap Growth Fund	170,779	5,131,576	5,302,355
Large Cap Value Fund	119,241	136,036	255,277
U.S. Applied Data Science Value Fund	29,661	30,179	59,840
U.S. Equity Fund	1,033,960	1,172,185	2,206,145
U.S. GARP Equity Fund	79,836	162,626	242,462
U.S. Large Cap Core Plus Fund	35,850	590,015	625,865
U.S. Research Enhanced Equity Fund	200,946	503,243	704,189
U.S. Sustainable Leaders Fund	3,652	3,400	7,052
U.S. Value Fund	39,590	23,104	62,694

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$3,392	$8,409	$11,801
Equity Income Fund	662,251	1,579	663,830
Equity Index Fund	98,321	—	98,321
Equity Premium Income Fund	34,916	—	34,916
Hedged Equity Fund	139,976	—	139,976
Hedged Equity 2 Fund	1,117	—	1,117
Hedged Equity 3 Fund	437	—	437
Large Cap Growth Fund	178,186	1,429,918	1,608,104
Large Cap Value Fund	18,876	—	18,876
U.S. Applied Data Science Value Fund	6,606	2,039	8,645
U.S. Equity Fund	297,885	870,370	1,168,255
U.S. GARP Equity Fund	27,898	89,898	117,796
U.S. Large Cap Core Plus Fund	96,118	663,685	759,803
U.S. Research Enhanced Equity Fund	67,147	125,234	192,381
U.S. Sustainable Leaders Fund	544	679	1,223
U.S. Value Fund	14,336	11,801	26,137

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

June 30, 2022	J.P. Morgan Large Cap Funds	207

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Focus Fund	$206	$2,417	$23,530
Equity Income Fund	27,042	505,149	11,606,302
Equity Index Fund	3,190	1,125	2,790,119
Equity Premium Income Fund	1,062	(47,771)	(95,005)
Hedged Equity Fund	8,950	(861,071)	2,784,239
Hedged Equity 2 Fund	77,470	165,303	(716,044)
Hedged Equity 3 Fund	1,566	27,966	(337,803)
Large Cap Growth Fund	26,416	1,931,740	5,019,546
Large Cap Value Fund	3,768	142,798	108,670
U.S. Applied Data Science Value Fund	2,437	3,786	16,793
U.S. Equity Fund	6,324	729,341	4,992,256
U.S. GARP Equity Fund	1,815	36,583	246,049
U.S. Large Cap Core Plus Fund	42	349,184	774,483
U.S. Research Enhanced Equity Fund	4,028	100,494	1,339,229
U.S. Sustainable Leaders Fund	993	—	(7,745)
U.S. Value Fund	3,905	7,967	299,550
The cumulative timing differences primarily consist of tax adjustments on certain investments, certain derivatives, post-October capital loss deferrals and wash sale loss deferrals.
At June 30, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Premium Income Fund	$47,771 *	$—
Hedged Equity Fund	380,233	480,838
Hedged Equity 2 Fund	536*	822*

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the following Funds deferred to July 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Focus Fund	$1,979	$—
Equity Income Fund	88,541	—
Equity Premium Income Fund	150,622	25,875
Large Cap Growth Fund	884,057	—
Large Cap Value Fund	5,618	—
U.S. Equity Fund	326,507	—
U.S. GARP Equity Fund	8,061	—
U.S. Large Cap Core Plus Fund	100,964	—
U.S. Research Enhanced Equity Fund	24,796	—
U.S. Sustainable Leaders Fund	6,076	1,003

208	J.P. Morgan Large Cap Funds	June 30, 2022

During the year ended June 30, 2022, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Hedged Equity 2 Fund	$7,323	$11,216
Hedged Equity 3 Fund	4,543	7,246
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds, except for Hedged Equity Fund, had no borrowings outstanding from another fund, or loans outstanding to another fund, at June 30, 2022. Average borrowings from the Facility during the year ended June 30, 2022 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$33,491	1.56%	3	$4
Hedged Equity Fund	2,388	2.29	1	—(a)
Large Cap Value Fund	47,781	0.81	1	1

(a)	Amount rounds to less than one thousand.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus Applicable Margin.
The Funds did not utilize the Credit Facility during the year ended June 30, 2022.

June 30, 2022	J.P. Morgan Large Cap Funds	209

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2022, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	44.6%	2	26.6%
Equity Income Fund	1	10.9	2	30.3
Equity Premium Income Fund	1	47.7	1	12.4
Hedged Equity Fund	—	—	2	38.9
Hedged Equity 2 Fund	1	21.6	3	35.1
Hedged Equity 3 Fund	1	17.3	4	44.9
Large Cap Growth Fund	—	—	2	28.4
Large Cap Value Fund	1	12.8	1	13.7
U.S. Applied Data Science Value Fund	—	—	3	34.4
U.S. Equity Fund	—	—	1	12.8
U.S. GARP Equity Fund	3	46.9	—	—
U.S. Large Cap Core Plus Fund	1	29.8	—	—
U.S. Research Enhanced Equity Fund	1	11.2	1	11.5
U.S. Sustainable Leaders Fund	—	—	4	55.8
U.S. Value Fund	—	—	1	23.2
As of June 30, 2022, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	—%	—%	58.6%
Large Cap Value Fund	27.5	—	—
U.S. Equity Fund	—	18.4	—
U.S. GARP Equity Fund	56.8	—	—
U.S. Research Enhanced Equity Fund	12.3	51.5	—
Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private

210	J.P. Morgan Large Cap Funds	June 30, 2022

sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

June 30, 2022	J.P. Morgan Large Cap Funds	211

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Equity Index Fund, JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Hedged Equity 2 Fund, JPMorgan Hedged Equity 3 Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Applied Data Science Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Focus Fund,  JPMorgan Hedged Equity Fund, JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund), JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund (nine of the funds constituting JPMorgan Trust I), JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan Equity Index Fund (four of the funds constituting JPMorgan Trust II) and JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity 2 Fund and JPMorgan Hedged Equity 3 Fund (three of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of June 30, 2022, the related statements of operations, the statement of cash flows for JPMorgan U.S. Large Cap Core Plus Fund and statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations, its cash flows for JPMorgan U.S. Large Cap Core Plus Fund and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund
JPMorgan Equity Focus Fund*
JPMorgan Equity Income Fund*
JPMorgan Equity Index Fund*
JPMorgan Equity Premium Income Fund*
JPMorgan Hedged Equity Fund*
JPMorgan Hedged Equity 2 Fund**
JPMorgan Hedged Equity 3 Fund**
JPMorgan Large Cap Growth Fund*
JPMorgan Large Cap Value Fund*
JPMorgan U.S. Applied Data Science Value Fund*
JPMorgan U.S. Equity Fund*
JPMorgan U.S. GARP Equity Fund*
JPMorgan U.S. Large Cap Core Plus Fund***
JPMorgan U.S. Research Enhanced Equity Fund*
JPMorgan U.S. Sustainable Leaders Fund*
JPMorgan U.S. Value Fund*

*	Statement of operations for the year ended June 30, 2022 and statement of changes in net assets for the years ended June 30, 2022 and 2021
**
Statement of operations for the year ended June 30, 2022 and statement of changes in net assets for the year ended June 30, 2022 and for the period February 26, 2021 (commencement of operations) through June 30, 2021

***	Statement of operations and statement of cash flows for the year ended June 30, 2022 and statement of changes in net assets for the years ended June 30, 2022 and 2021
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

212	J.P. Morgan Large Cap Funds	June 30, 2022

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2022	J.P. Morgan Large Cap Funds	213

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America U.S. Holdings (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

214	J.P. Morgan Large Cap Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None

June 30, 2022	J.P. Morgan Large Cap Funds	215

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

216	J.P. Morgan Large Cap Funds	June 30, 2022

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2022	J.P. Morgan Large Cap Funds	217

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel,
Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 to June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose
LLP (law firm) from March 2017 to June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 to March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

218	J.P. Morgan Large Cap Funds	June 30, 2022

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

June 30, 2022	J.P. Morgan Large Cap Funds	219

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$834.70	$5.00	1.10%
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class C
Actual	1,000.00	832.70	7.27	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Class I
Actual	1,000.00	835.80	3.87	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	836.70	2.73	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
JPMorgan Equity Income Fund
Class A
Actual	1,000.00	910.70	4.50	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class C
Actual	1,000.00	908.20	6.86	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class I
Actual	1,000.00	911.40	3.32	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R2
Actual	1,000.00	909.50	5.73	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21

220	J.P. Morgan Large Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R3
Actual	$1,000.00	$910.30	$4.50	0.95%
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class R4
Actual	1,000.00	911.40	3.32	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R5
Actual	1,000.00	912.20	2.61	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R6
Actual	1,000.00	912.60	2.13	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
JPMorgan Equity Index Fund
Class A
Actual	1,000.00	798.70	2.01	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class C
Actual	1,000.00	796.30	4.68	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class I
Actual	1,000.00	799.50	0.89	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class R6
Actual	1,000.00	800.20	0.22	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05
JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	911.10	4.03	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	908.90	6.39	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	912.90	2.85	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	912.90	2.13	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	914.00	1.66	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	902.40	3.92	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	900.40	6.27	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	903.80	2.74	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58

June 30, 2022	J.P. Morgan Large Cap Funds	221

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity Fund (continued)
Class R5
Actual	$1,000.00	$904.30	$2.03	0.43%
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class R6
Actual	1,000.00	904.80	1.56	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
JPMorgan Hedged Equity 2 Fund
Class A
Actual	1,000.00	872.90	3.95	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	870.70	6.26	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	874.10	2.79	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	874.20	2.09	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	874.70	1.63	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Hedged Equity 3 Fund
Class A
Actual	1,000.00	851.30	3.90	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	849.00	6.19	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	852.00	2.76	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	852.80	2.07	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	853.10	1.61	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	730.90	4.03	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	729.20	6.17	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	731.80	2.96	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	729.90	5.10	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19

222	J.P. Morgan Large Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Growth Fund (continued)
Class R3
Actual	$1,000.00	$731.00	$4.03	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	731.90	2.96	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	732.30	2.32	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	732.70	1.89	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	930.30	4.45	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	928.00	6.88	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	931.50	3.30	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	929.40	5.69	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	930.10	4.50	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	931.70	3.30	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	932.50	2.59	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	933.00	2.11	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
Class A
Actual	1,000.00	884.70	3.41	0.73
Hypothetical	1,000.00	1,021.18	3.66	0.73
Class C
Actual	1,000.00	882.90	5.74	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class I
Actual	1,000.00	885.90	2.29	0.49
Hypothetical	1,000.00	1,022.37	2.46	0.49
Class R2
Actual	1,000.00	883.20	5.09	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09

June 30, 2022	J.P. Morgan Large Cap Funds	223

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund) (continued)
Class R5
Actual	$1,000.00	$886.00	$2.06	0.44%
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	886.50	1.59	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	797.20	4.19	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	795.50	6.41	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	798.10	3.08	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class L
Actual	1,000.00	799.20	2.41	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R2
Actual	1,000.00	796.20	5.30	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	797.60	4.19	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	798.20	3.08	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	798.80	2.41	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	799.30	1.96	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan U.S. GARP Equity Fund
Class A
Actual	1,000.00	730.40	3.60	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	728.70	5.74	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I
Actual	1,000.00	731.40	2.53	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R2
Actual	1,000.00	729.60	4.67	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R5
Actual	1,000.00	731.90	1.89	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

224	J.P. Morgan Large Cap Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. GARP Equity Fund (continued)
Class R6
Actual	$1,000.00	$732.40	$1.46	0.34%
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	774.20	8.14	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	772.10	10.33	2.35
Hypothetical	1,000.00	1,013.14	11.73	2.35
Class I
Actual	1,000.00	774.80	7.00	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class R2
Actual	1,000.00	772.30	9.67	2.20
Hypothetical	1,000.00	1,013.89	10.99	2.20
Class R5
Actual	1,000.00	775.00	6.82	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class R6
Actual	1,000.00	775.20	6.38	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	800.60	2.68	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class I
Actual	1,000.00	801.70	1.56	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R6
Actual	1,000.00	802.00	1.12	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
JPMorgan U.S. Sustainable Leaders Fund
Class A
Actual	1,000.00	764.70	2.80	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class C
Actual	1,000.00	763.00	4.98	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class I
Actual	1,000.00	765.70	1.71	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R6
Actual	1,000.00	765.90	1.49	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Value Fund
Class A
Actual	1,000.00	898.10	4.42	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94

June 30, 2022	J.P. Morgan Large Cap Funds	225

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Value Fund (continued)
Class C
Actual	$1,000.00	$895.90	$6.77	1.44%
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	899.20	3.25	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	897.10	5.60	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	898.10	4.42	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	899.20	3.25	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	899.90	2.54	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	900.40	2.07	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

226	J.P. Morgan Large Cap Funds	June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2022	J.P. Morgan Large Cap Funds	227

228

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022:
Dividends Received Deduction
JPMorgan Equity Focus Fund	47.52%
JPMorgan Equity Income Fund	100.00
JPMorgan Equity Index Fund	58.49
JPMorgan Equity Premium Income Fund	13.79
JPMorgan Hedged Equity Fund	100.00
JPMorgan Hedged Equity 2 Fund	100.00
JPMorgan Hedged Equity 3 Fund	100.00
JPMorgan Large Cap Growth Fund	100.00
JPMorgan Large Cap Value Fund	47.88
JPMorgan U.S. Applied Data Science Value Fund	15.54
JPMorgan U.S. Equity Fund	23.94
JPMorgan U.S. GARP Equity Fund	10.35
JPMorgan U.S. Large Cap Core Plus Fund	90.67
JPMorgan U.S. Research Enhanced Equity Fund	37.50
JPMorgan U.S. Sustainable Leaders Fund	55.02
JPMorgan U.S. Value Fund	100.00
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022:
Long-Term Capital Gain Distribution
JPMorgan Equity Focus Fund	$11,588
JPMorgan Equity Income Fund	828,643
JPMorgan Equity Index Fund	31,719
JPMorgan Large Cap Growth Fund	5,131,576
JPMorgan Large Cap Value Fund	136,036
JPMorgan U.S. Applied Data Science Value Fund	33,907
JPMorgan U.S. Equity Fund	1,172,185
JPMorgan U.S. GARP Equity Fund	162,626
JPMorgan U.S. Large Cap Core Plus Fund	668,216
Long-Term Capital Gain Distribution
JPMorgan U.S. Research Enhanced Equity Fund	$503,243
JPMorgan U.S. Sustainable Leaders Fund	3,400
JPMorgan U.S. Value Fund	23,104
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022:
Qualified Dividend Income
JPMorgan Equity Focus Fund	$1,527
JPMorgan Equity Income Fund	952,442
JPMorgan Equity Index Fund	105,414
JPMorgan Equity Premium Income Fund	30,670
JPMorgan Hedged Equity Fund	137,046
JPMorgan Hedged Equity 2 Fund	26,754
JPMorgan Hedged Equity 3 Fund	14,723
JPMorgan Large Cap Growth Fund	170,779
JPMorgan Large Cap Value Fund	59,004
JPMorgan U.S. Applied Data Science Value Fund	4,800
JPMorgan U.S. Equity Fund	256,865
JPMorgan U.S. GARP Equity Fund	9,055
JPMorgan U.S. Large Cap Core Plus Fund	34,979
JPMorgan U.S. Research Enhanced Equity Fund	79,149
JPMorgan U.S. Sustainable Leaders Fund	2,149
JPMorgan U.S. Value Fund	39,590

June 30, 2022	J.P. Morgan Large Cap Funds	229

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾Social Security number and account balances
◾transaction history and account transactions
◾checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s),respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
◾open an account or provide contact information
◾give us your account information or pay us by check
◾make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
◾sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾affiliates from using your information to market to you
◾sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Portfolio’s policies and procedures with respect to the disclosure of each Funds' holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-LCE-622

Annual Report
J.P. Morgan Investor Funds
June 30, 2022
JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Growth Fund
JPMorgan Investor Growth & Income Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 8, 2022 (Unaudited)
Dear Shareholder,

“It remains essential, in our view, that
investors consider the potential
benefits of portfolio diversification
that adapts to near-term market
conditions while cultivating long-term
opportunities.”
— Andrea L. Lisher

The global economic rebound that marked 2021 has been sapped of much of its strength in 2022 by accelerating inflation and rising interest rates, the conflict in Ukraine and the ongoing global impacts of the pandemic. The uncertain economic picture has proven to be particularly challenging for investors.
U.S. equity prices, which had largely led a decade-long rally in global equity, fell sharply in 2022 and turned in their worst first-half performance since 1970. In general, only select U.S. Treasury bonds and U.S. core fixed income saw increased investor demand amid the sell-off in equities.
In response to rising consumer and producer prices and tight labor markets, the U.S. Federal Reserve (the “Fed”) adopted an increasingly aggressive policy stance in 2022, raising its benchmark interest rate by 25 basis points in March, then by 50 basis points in May and by 75 basis points each in June and July. Meanwhile, U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and by an estimated 0.9% in the second quarter.
However, corporate earnings and revenues have largely outpaced certain investor expectations in 2022 amid sustained strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Further economic resilience was seen in labor markets, where the jobless rate remained at 3.6% from February through June.
In 2022, investors are now facing economic and market circumstances unseen in decades. In the U.S., the highest inflation rate in 40 years and the Fed’s policy response have rattled both equity and fixed income markets. Concurrently, the conflict in Ukraine has constrained both energy supplies to Europe and grain shipments to a range of nations already under economic strain. The Fed and other leading central banks have acknowledged the risks of runaway inflation and have generally pledged to employ a flexible approach to counter those risks without squelching economic growth.
It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions, while cultivating long-term opportunities. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,

Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

June 30, 2022	J.P. Morgan Investor Funds	1

J.P. Morgan Investor Funds
FUND FACTS
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

Fund	Fund Return (With sales charge)*	Fund Return (Without sales charge)*	Bloomberg Barclays U.S. Intermediate Aggregate Index Return (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad-Based Equity Benchmark)	MSCI EAFE Index (net of foreign withholding taxes)	Fund Net Assets as of June 30, 2022 (In thousands)
JPMorgan Investor Balanced Fund, Class A	(15.68)%	(11.73)%	(7.91)%	(13.86)%	(17.77)%	$5,144,783
JPMorgan Investor Conservative Growth Fund, Class A	(14.59)	(10.59)	(7.91)	(13.86)	(17.77)	4,282,597
JPMorgan Investor Growth Fund, Class A	(17.91)	(14.03)	(7.91)	(13.86)	(17.77)	3,870,921
JPMorgan Investor Growth & Income Fund, Class A	(16.55)	(12.60)	(7.91)	(13.86)	(17.77)	3,743,443

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the
United States of America.

JPMorgan Investor Balanced Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Fixed Income	46.3%
U.S. Equity	38.0
International Equity	12.6
Alternative Assets	2.0
Short-Term Investments	1.1
JPMorgan Investor Conservative Growth Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Fixed Income	67.1%
U.S. Equity	21.7
International Equity	8.2
Alternative Assets	2.1
Short-Term Investments	0.9
JPMorgan Investor Growth Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	63.3%
International Equity	22.6
Fixed Income	11.6
Alternative Assets	1.0
Short-Term Investments	1.5
JPMorgan Investor Growth & Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	49.5%
Fixed Income	31.8
International Equity	15.9
Alternative Assets	1.3
Short-Term Investments	1.5

2	J.P. Morgan Investor Funds	June 30, 2022

J.P. Morgan Investor Funds
FUNDS COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
INVESTMENT OBJECTIVES*
The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.
The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.
The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
HOW DID THE MARKET PERFORM?
Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and the global economic rebound. However, equity markets in 2022 rendered their worst first-half performance since 1970.
By the end of June 2022, the S&P 500 had slumped into bear market territory – generally defined as a 20% or more decline since the last closing high. While bond markets largely underperformed equity markets throughout most of the twelve month period, investor demand for U.S. Treasury bonds bolstered the Bloomberg U.S. Aggregate Index in the second half of the period.
U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.
International developed markets equity also provided positive returns though the strength of the economic rebound from 2020 was tempered in some regions by the inflationary pressures, supply chain bottlenecks and mixed success in battling the pandemic. Emerging markets equity prices fell during the period, partly driven by investor concerns about the outlook for inflation and interest rates, as well increased scrutiny of large technology companies by regulators in China.
A resurgence in the pandemic, particularly the emergence of the Omicron variant of Covid-19, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained on global supply chains and became a drag on the economies of other emerging market nations.
The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward.
While the S&P 500 had a positive total return of 11.7% in the second half of 2021, the index plummeted in the first half of 2022 and its total returns for the twelve-month period was -10.6%. Within U.S. equity markets, small cap and mid cap stocks generally declined more than large cap stocks and growth stocks declined more than value stocks.
WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?
In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments.
For the twelve months ended June 30, 2022, each of the Investor Funds’ Class A Shares underperformed the Bloomberg U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark, mainly due to the Investor Funds’ exposure to equities.
The Investor Balanced, Investor Conservative Growth Fund and the Investor Growth & Income Fund each outperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark, mainly due to their allocations to fixed income. The Investor Growth Fund underperformed the Russell 3000 Index due to the Fund’s allocation to international equities.
Each of the Investor Funds outperformed the MSCI EAFE Index, largely due to their large allocations to U.S. equity, which outperformed international developed markets equity.

June 30, 2022	J.P. Morgan Investor Funds	3

J.P. Morgan Investor Funds
FUNDS COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
HOW WAS THE PORTFOLIO POSITIONED?
Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment grade, high yield bonds and real estate investment trusts. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term and maintaining a level of volatility similar to that of each Investor Fund’s composite benchmark. During the reporting period, the Investor Funds’ portfolio managers maintained their relative overweight positions in equity.

*
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Investor Funds	June 30, 2022

JPMorgan Investor Balanced Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge *		(15.68)%	3.98%	5.72%
Without Sales Charge		(11.73)	4.93	6.21
CLASS C SHARES	July 1, 1997
With CDSC **		(13.17)	4.38	5.75
Without CDSC		(12.17)	4.38	5.75
Class I SHARES	December 10, 1996	(11.54)	5.19	6.47
Class R6 SHARES	July 31, 2017	(11.33)	5.40	6.57

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Bloomberg U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Investor Conservative Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge *		(14.59)%	2.38%	3.81%
Without Sales Charge		(10.59)	3.33	4.29
CLASS C SHARES	July 1, 1997
With CDSC **		(12.02)	2.77	3.84
Without CDSC		(11.02)	2.77	3.84
Class I SHARES	December 10, 1996	(10.37)	3.58	4.55
Class R6 SHARES	July 31, 2017	(10.08)	3.78	4.64

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Bloomberg U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Investor Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge *		(17.91)%	6.71%	9.25%
Without Sales Charge		(14.03)	7.70	9.75
CLASS C SHARES	July 1, 1997
With CDSC **		(15.49)	7.11	9.27
Without CDSC		(14.49)	7.11	9.27
Class I SHARES	December 10, 1996	(13.82)	7.96	10.03
Class R6 SHARES	July 31, 2017	(13.62)	8.16	10.12

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund and the S&P 500 Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P
500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

7

JPMorgan Investor Growth & Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge *		(16.55)%	5.42%	7.35%
Without Sales Charge		(12.60)	6.40	7.85
CLASS C SHARES	July 1, 1997
With CDSC **		(14.06)	5.81	7.38
Without CDSC		(13.06)	5.81	7.38
Class I SHARES	December 10, 1996	(12.40)	6.65	8.12
Class R6 SHARES	July 31, 2017	(12.17)	6.87	8.22

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Bloomberg U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broadbased securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg U.S. Intermediate Aggregate Index is an
unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares. Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

JPMorgan Investor Balanced Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 88.4%
Alternative Assets — 0.7%
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,209	38,970
Fixed Income — 46.4%
JPMorgan Core Bond Fund Class R6 Shares (a)	105,870	1,121,166
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	70,971	528,737
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,224	41,974
JPMorgan High Yield Fund Class R6 Shares (a)	22,190	136,467
JPMorgan Income Fund Class R6 Shares (a)	31,671	267,933
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	21,240	206,881
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	9,325	84,387
Total Fixed Income		2,387,545
International Equity — 6.9%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	4,038	115,761
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,196	81,630
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,348	81,888
JPMorgan International Equity Fund Class R6 Shares (a)	4,684	74,579
Total International Equity		353,858
U.S. Equity — 34.4%
JPMorgan Equity Income Fund Class R6 Shares (a)	7,885	170,007
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	5,515	262,035
JPMorgan Large Cap Value Fund Class R6 Shares (a)	9,758	171,845
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	1,764	66,533
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	471	25,263
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,989	50,005
JPMorgan U.S. Equity Fund Class R6 Shares (a)	24,917	439,792
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	3,346	167,370
INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,755	226,519
JPMorgan Value Advantage Fund Class R6 Shares (a)	5,204	188,990
Total U.S. Equity		1,768,359
Total Investment Companies (Cost $4,147,425)		4,548,732
Exchange-Traded Funds — 10.6%
Alternative Assets — 1.2%
JPMorgan Realty Income ETF (a)	1,280	62,022
International Equity — 5.8%
JPMorgan International Research Enhanced Equity ETF (a)	6,156	297,297
U.S. Equity — 3.6%
JPMorgan Market Expansion Enhanced Equity ETF (a)	4,086	187,221
Total Exchange-Traded Funds (Cost $521,598)		546,540
Short Term Investments — 1.1%
Investment Companies — 1.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b) (Cost $54,869)	54,869	54,869
Total Investments — 100.1% (Cost $4,723,892)		5,150,141
Liabilities in Excess of Other Assets — (0.1)%		(5,358)
NET ASSETS — 100.0%		5,144,783

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Investor Funds	9

JPMorgan Investor Conservative Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 92.6%
Alternative Assets — 1.0%
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,523	41,887
Fixed Income — 67.1%
JPMorgan Core Bond Fund Class R6 Shares (a)	128,242	1,358,089
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	77,075	574,208
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,225	36,167
JPMorgan Government Bond Fund Class R6 Shares (a)	4,782	47,053
JPMorgan High Yield Fund Class R6 Shares (a)	18,724	115,153
JPMorgan Income Fund Class R6 Shares (a)	32,745	277,022
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	37,783	368,006
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	11,074	100,220
Total Fixed Income		2,875,918
International Equity — 4.3%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,492	71,438
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,356	52,721
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	1,190	29,111
JPMorgan International Equity Fund Class R6 Shares (a)	1,825	29,048
Total International Equity		182,318
U.S. Equity — 20.2%
JPMorgan Equity Income Fund Class R6 Shares (a)	4,741	102,227
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	2,414	114,698
JPMorgan Large Cap Value Fund Class R6 Shares (a)	3,422	60,261
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	1,545	58,280
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	357	19,147
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,327	33,349
JPMorgan U.S. Equity Fund Class R6 Shares (a)	9,999	176,483
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	1,945	97,267
INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	3,055	89,241
JPMorgan Value Advantage Fund Class R6 Shares (a)	3,181	115,532
Total U.S. Equity		866,485
Total Investment Companies (Cost $3,942,960)		3,966,608
Exchange-Traded Funds — 6.6%
Alternative Assets — 1.1%
JPMorgan Realty Income ETF (a)	1,002	48,540
International Equity — 4.0%
JPMorgan International Research Enhanced Equity ETF (a)	3,499	169,006
U.S. Equity — 1.5%
JPMorgan Market Expansion Enhanced Equity ETF (a)	1,417	64,914
Total Exchange-Traded Funds (Cost $270,069)		282,460
Short Term Investments — 1.0%
Investment Companies — 1.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b) (Cost $40,582)	40,582	40,582
Total Investments — 100.2% (Cost $4,253,611)		4,289,650
Liabilities in Excess of Other Assets — (0.2)%		(7,053)
NET ASSETS — 100.0%		4,282,597

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Investor Funds	June 30, 2022

JPMorgan Investor Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 84.4%
Fixed Income — 11.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	30,490	322,885
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	5,466	40,726
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,333	13,557
JPMorgan High Yield Fund Class R6 Shares (a)	8,335	51,261
JPMorgan Income Fund Class R6 Shares (a)	2,275	19,243
Total Fixed Income		447,672
International Equity — 14.8%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,976	113,981
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,832	91,620
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	4,048	99,018
JPMorgan International Equity Fund Class R6 Shares (a)	10,006	159,302
JPMorgan International Focus Fund Class R6 Shares (a)	5,195	109,298
Total International Equity		573,219
U.S. Equity — 58.0%
JPMorgan Equity Income Fund Class R6 Shares (a)	6,674	143,894
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	8,002	380,188
JPMorgan Large Cap Value Fund Class R6 Shares (a)	23,184	408,278
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	1,518	57,260
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	308	16,520
JPMorgan Small Cap Value Fund Class R6 Shares (a)	3,471	87,256
JPMorgan U.S. Equity Fund Class R6 Shares (a)	30,360	535,847
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	3,625	181,328
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	9,885	288,732
JPMorgan Value Advantage Fund Class R6 Shares (a)	4,077	148,090
Total U.S. Equity		2,247,393
Total Investment Companies (Cost $2,720,379)		3,268,284
INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 14.1%
Alternative Assets — 1.0%
JPMorgan Realty Income ETF (a)	816	39,538
International Equity — 7.8%
JPMorgan International Research Enhanced Equity ETF (a)	6,274	302,986
U.S. Equity — 5.3%
JPMorgan Market Expansion Enhanced Equity ETF (a)	4,426	202,804
Total Exchange-Traded Funds (Cost $563,165)		545,328
Short Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b) (Cost $59,311)	59,311	59,311
Total Investments — 100.1% (Cost $3,342,855)		3,872,923
Liabilities in Excess of Other Assets — (0.1)%		(2,002)
NET ASSETS — 100.0%		3,870,921

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Investor Funds	11

JPMorgan Investor Growth & Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 87.4%
Alternative Assets — 0.3%
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	929	10,609
Fixed Income — 31.8%
JPMorgan Core Bond Fund Class R6 Shares (a)	56,280	596,008
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	31,462	234,389
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,519	14,637
JPMorgan High Yield Fund Class R6 Shares (a)	14,996	92,227
JPMorgan Income Fund Class R6 Shares (a)	18,921	160,069
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	4,842	47,161
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	5,190	46,973
Total Fixed Income		1,191,464
International Equity — 9.9%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,131	89,768
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,368	68,622
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	2,896	70,828
JPMorgan International Equity Fund Class R6 Shares (a)	5,623	89,522
JPMorgan International Focus Fund Class R6 Shares (a)	2,400	50,490
Total International Equity		369,230
U.S. Equity — 45.4%
JPMorgan Equity Income Fund Class R6 Shares (a)	6,337	136,640
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	6,716	319,065
JPMorgan Large Cap Value Fund Class R6 Shares (a)	13,528	238,224
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	1,261	47,594
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	328	17,573
JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,755	69,256
JPMorgan U.S. Equity Fund Class R6 Shares (a)	22,022	388,697
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	2,175	108,780
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,825	228,570
JPMorgan Value Advantage Fund Class R6 Shares (a)	4,047	146,980
Total U.S. Equity		1,701,379
Total Investment Companies (Cost $2,824,338)		3,272,682
INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 11.1%
Alternative Assets — 1.0%
JPMorgan Realty Income ETF (a)	783	37,937
International Equity — 6.1%
JPMorgan International Research Enhanced Equity ETF (a)	4,682	226,124
U.S. Equity — 4.0%
JPMorgan Market Expansion Enhanced Equity ETF (a)	3,289	150,668
Total Exchange-Traded Funds (Cost $409,372)		414,729
Short Term Investments — 1.5%
Investment Companies — 1.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b) (Cost $55,602)	55,602	55,602
Total Investments — 100.0% (Cost $3,289,312)		3,743,013
Other Assets Less Liabilities — 0.0% ^		430
NET ASSETS — 100.0%		3,743,443

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

^	Amount rounds to less than 0.1% of net assets.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Investor Funds	June 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$5,150,141	$4,289,650	$3,872,923	$3,743,013
Receivables:
Fund shares sold	2,682	2,132	4,074	5,811
Dividends from affiliates	953	971	70	562
Total Assets	5,153,776	4,292,753	3,877,067	3,749,386
LIABILITIES:
Payables:
Due to custodian	902	917	18	512
Distributions	121	46	51	96
Fund shares redeemed	5,303	6,881	4,068	3,457
Accrued liabilities:
Investment advisory fees	211	174	157	151
Distribution fees	1,200	1,014	774	786
Service fees	1,071	888	740	717
Custodian and accounting fees	27	22	19	19
Trustees’ and Chief Compliance Officer’s fees	—	—	—(a)	—(a)
Other	158	214	319	205
Total Liabilities	8,993	10,156	6,146	5,943
Net Assets	$5,144,783	$4,282,597	$3,870,921	$3,743,443

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Investor Funds	13

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$4,547,850	$4,132,270	$3,130,753	$3,162,374
Total distributable earnings (loss)	596,933	150,327	740,168	581,069
Total Net Assets:	$5,144,783	$4,282,597	$3,870,921	$3,743,443
Net Assets:
Class A	$4,301,016	$2,998,252	$3,195,974	$3,302,595
Class C	469,295	615,133	154,615	144,027
Class I	325,811	633,390	494,526	263,812
Class R6	48,661	35,822	25,806	33,009
Total	$5,144,783	$4,282,597	$3,870,921	$3,743,443
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	297,875	249,866	154,338	196,506
Class C	33,145	51,539	8,254	8,901
Class I	22,509	52,414	23,218	16,035
Class R6	3,363	2,965	1,212	2,005
Net Asset Value (a):
Class A — Redemption price per share	$14.44	$12.00	$20.71	$16.81
Class C — Offering price per share (b)	14.16	11.94	18.73	16.18
Class I — Offering and redemption price per share	14.47	12.08	21.30	16.45
Class R6 — Offering and redemption price per share	14.46	12.08	21.29	16.45
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.12	$12.57	$21.69	$17.60
Cost of investments in affiliates	4,723,892	4,253,611	3,342,855	3,289,312

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Investor Funds	June 30, 2022

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$—(a)	$—(a)	$—(a)	$—
Dividend income from affiliates	112,492	100,027	64,554	71,729
Total investment income	112,492	100,027	64,554	71,729
EXPENSES:
Investment advisory fees	2,945	2,420	2,187	2,102
Distribution fees:
Class A	12,060	8,396	8,994	9,186
Class C	4,340	5,834	1,407	1,366
Service fees:
Class A	12,060	8,396	8,994	9,186
Class C	1,447	1,944	469	455
Class I	912	1,658	1,403	778
Custodian and accounting fees	154	128	116	111
Professional fees	61	56	52	52
Trustees’ and Chief Compliance Officer’s fees	42	39	38	37
Printing and mailing costs	182	151	151	136
Registration and filing fees	511	359	391	272
Transfer agency fees (See Note 2.D)	292	186	458	342
Other	176	133	150	134
Total expenses	35,182	29,700	24,810	24,157
Less fees waived	(64)	(52)	(1,110)	(932)
Net expenses	35,118	29,648	23,700	23,225
Net investment income (loss)	77,374	70,379	40,854	48,504
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in affiliates	8,832	18,154	1,328	1,129
Distribution of capital gains received from investment company affiliates	296,339	157,504	343,675	266,625
Change in net unrealized appreciation/depreciation on investments in affiliates	(1,085,245)	(771,695)	(1,018,996)	(858,982)
Net realized/unrealized gains (losses)	(780,074)	(596,037)	(673,993)	(591,228)
Change in net assets resulting from operations	$(702,700)	$(525,658)	$(633,139)	$(542,724)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Investor Funds	15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$77,374	$65,910	$70,379	$60,989
Net realized gain (loss) on investments in affiliates	8,832	42,768	18,154	4,006
Distributions of capital gains received from investment company affiliates	296,339	102,633	157,504	68,429
Change in net unrealized appreciation/depreciation of investments in affiliates	(1,085,245)	836,058	(771,695)	414,720
Change in net assets resulting from operations	(702,700)	1,047,369	(525,658)	548,144
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(210,101)	(241,826)	(120,176)	(107,114)
Class C	(22,723)	(30,839)	(24,048)	(25,907)
Class I	(16,586)	(20,024)	(25,387)	(19,767)
Class R6	(6,278)	(4,744)	(1,620)	(1,492)
Total distributions to shareholders	(255,688)	(297,433)	(171,231)	(154,280)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	190,252	498,681	120,115	930,907
NET ASSETS:
Change in net assets	(768,136)	1,248,617	(576,774)	1,324,771
Beginning of period	5,912,919	4,664,302	4,859,371	3,534,600
End of period	$5,144,783	$5,912,919	$4,282,597	$4,859,371
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Investor Funds	June 30, 2022

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$40,854	$25,329	$48,504	$36,699
Net realized gain (loss) on investments in affiliates	1,328	19,427	1,129	18,632
Distributions of capital gains received from investment company affiliates	343,675	89,368	266,625	78,234
Change in net unrealized appreciation/depreciation of investments in affiliates	(1,018,996)	985,382	(858,982)	769,845
Change in net assets resulting from operations	(633,139)	1,119,506	(542,724)	903,410
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(167,117)	(191,653)	(159,512)	(208,071)
Class C	(9,075)	(11,958)	(7,243)	(12,260)
Class I	(26,437)	(30,152)	(14,671)	(17,381)
Class R6	(1,399)	(1,430)	(1,712)	(2,147)
Total distributions to shareholders	(204,028)	(235,193)	(183,138)	(239,859)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	445,293	488,131	324,769	448,347
NET ASSETS:
Change in net assets	(391,874)	1,372,444	(401,093)	1,111,898
Beginning of period	4,262,795	2,890,351	4,144,536	3,032,638
End of period	$3,870,921	$4,262,795	$3,743,443	$4,144,536
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Investor Funds	17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$861,017	$1,059,424	$693,828	$1,075,821
Distributions reinvested	208,807	240,566	119,626	106,705
Cost of shares redeemed	(766,828)	(749,375)	(658,320)	(552,675)
Change in net assets resulting from Class A capital transactions	302,996	550,615	155,134	629,851
Class C
Proceeds from shares issued	86,469	107,776	113,574	186,648
Distributions reinvested	22,609	30,740	23,960	25,834
Cost of shares redeemed	(168,909)	(257,583)	(255,706)	(425,016)
Change in net assets resulting from Class C capital transactions	(59,831)	(119,067)	(118,172)	(212,534)
Class I
Proceeds from shares issued	66,262	62,699	255,136	580,681
Distributions reinvested	16,159	19,591	25,157	19,546
Cost of shares redeemed	(60,507)	(69,908)	(196,212)	(118,479)
Change in net assets resulting from Class I capital transactions	21,914	12,382	84,081	481,748
Class R6
Proceeds from shares issued	6,061	78,494	2,262	34,441
Distributions reinvested	6,278	4,744	1,619	1,491
Cost of shares redeemed	(87,166)	(28,487)	(4,809)	(4,090)
Change in net assets resulting from Class R6 capital transactions	(74,827)	54,751	(928)	31,842
Total change in net assets resulting from capital transactions	$190,252	$498,681	$120,115	$930,907
SHARE TRANSACTIONS:
Class A
Issued	51,845	65,521	51,360	80,439
Reinvested	12,430	15,046	8,797	7,973
Redeemed	(46,933)	(46,417)	(49,717)	(41,273)
Change in Class A Shares	17,342	34,150	10,440	47,139
Class C
Issued	5,282	6,752	8,377	13,974
Reinvested	1,364	1,964	1,764	1,943
Redeemed	(10,503)	(16,434)	(19,372)	(32,126)
Change in Class C Shares	(3,857)	(7,718)	(9,231)	(16,209)
Class I
Issued	3,995	3,860	18,875	43,349
Reinvested	961	1,222	1,842	1,447
Redeemed	(3,705)	(4,335)	(14,688)	(8,697)
Change in Class I Shares	1,251	747	6,029	36,099
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Investor Funds	June 30, 2022

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R6
Issued	358	4,807	166	2,605
Reinvested	370	295	119	110
Redeemed	(5,641)	(1,788)	(353)	(301)
Change in Class R6 Shares	(4,913)	3,314	(68)	2,414
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Investor Funds	19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$784,894	$830,655	$725,144	$751,860
Distributions reinvested	166,169	190,218	158,607	206,828
Cost of shares redeemed	(560,182)	(577,179)	(537,921)	(530,707)
Change in net assets resulting from Class A capital transactions	390,881	443,694	345,830	427,981
Class C
Proceeds from shares issued	31,853	35,253	23,872	25,444
Distributions reinvested	9,021	11,871	7,201	12,228
Cost of shares redeemed	(44,254)	(68,282)	(56,637)	(78,939)
Change in net assets resulting from Class C capital transactions	(3,380)	(21,158)	(25,564)	(41,267)
Class I
Proceeds from shares issued	115,247	108,448	56,563	78,317
Distributions reinvested	25,523	29,065	13,248	16,763
Cost of shares redeemed	(87,384)	(80,107)	(68,423)	(38,629)
Change in net assets resulting from Class I capital transactions	53,386	57,406	1,388	56,451
Class R6
Proceeds from shares issued	9,488	14,495	3,918	8,613
Distributions reinvested	1,395	1,425	1,672	2,143
Cost of shares redeemed	(6,477)	(7,731)	(2,475)	(5,574)
Change in net assets resulting from Class R6 capital transactions	4,406	8,189	3,115	5,182
Total change in net assets resulting from capital transactions	$445,293	$488,131	$324,769	$448,347
SHARE TRANSACTIONS:
Class A
Issued	32,134	36,092	37,226	40,098
Reinvested	6,553	8,516	7,951	11,282
Redeemed	(23,113)	(25,341)	(27,916)	(28,499)
Change in Class A Shares	15,574	19,267	17,261	22,881
Class C
Issued	1,431	1,667	1,263	1,398
Reinvested	390	582	373	693
Redeemed	(2,019)	(3,334)	(3,038)	(4,447)
Change in Class C Shares	(198)	(1,085)	(1,402)	(2,356)
Class I
Issued	4,585	4,534	2,941	4,231
Reinvested	982	1,265	680	932
Redeemed	(3,496)	(3,432)	(3,562)	(2,119)
Change in Class I Shares	2,071	2,367	59	3,044
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Investor Funds	June 30, 2022

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R6
Issued	377	606	207	462
Reinvested	54	62	87	119
Redeemed	(258)	(318)	(129)	(306)
Change in Class R6 Shares	173	350	165	275
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Investor Funds	21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Balanced Fund
Class A
Year Ended June 30, 2022	$17.07	$0.22	$(2.13)	$(1.91)	$(0.41)	$(0.31)	$(0.72)
Year Ended June 30, 2021	14.77	0.21	3.03	3.24	(0.25)	(0.69)	(0.94)
Year Ended June 30, 2020	15.00	0.27	0.46	0.73	(0.27)	(0.69)	(0.96)
Year Ended June 30, 2019	15.30	0.29	0.46	0.75	(0.37)	(0.68)	(1.05)
Year Ended June 30, 2018	15.37	0.24	0.72	0.96	(0.29)	(0.74)	(1.03)
Class C
Year Ended June 30, 2022	16.75	0.13	(2.08)	(1.95)	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2021	14.51	0.12	2.98	3.10	(0.17)	(0.69)	(0.86)
Year Ended June 30, 2020	14.74	0.19	0.46	0.65	(0.19)	(0.69)	(0.88)
Year Ended June 30, 2019	15.06	0.21	0.44	0.65	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2018	15.14	0.14	0.73	0.87	(0.21)	(0.74)	(0.95)
Class I
Year Ended June 30, 2022	17.11	0.26	(2.14)	(1.88)	(0.45)	(0.31)	(0.76)
Year Ended June 30, 2021	14.80	0.25	3.04	3.29	(0.29)	(0.69)	(0.98)
Year Ended June 30, 2020	15.02	0.29	0.48	0.77	(0.30)	(0.69)	(0.99)
Year Ended June 30, 2019	15.33	0.33	0.45	0.78	(0.41)	(0.68)	(1.09)
Year Ended June 30, 2018	15.39	0.28	0.73	1.01	(0.33)	(0.74)	(1.07)
Class R6
Year Ended June 30, 2022	17.10	0.31	(2.15)	(1.84)	(0.49)	(0.31)	(0.80)
Year Ended June 30, 2021	14.79	0.27	3.06	3.33	(0.33)	(0.69)	(1.02)
Year Ended June 30, 2020	15.02	0.34	0.46	0.80	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2019	15.32	0.36	0.45	0.81	(0.43)	(0.68)	(1.11)
July 31, 2017 (h) through June 30, 2018	15.63	0.29	0.50	0.79	(0.36)	(0.74)	(1.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Investor Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(c)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$14.44	(11.73)%	$4,301,016	0.57%	1.34%	0.57%	8%
17.07	22.40	4,788,045	0.56	1.28	0.57	6
14.77	4.97	3,638,623	0.54	1.85	0.57	26
15.00	5.52	3,458,135	0.52	1.98	0.60	12
15.30	6.30	3,436,111	0.52	1.54	0.63	9

14.16	(12.17)	469,295	1.07	0.83	1.07	8
16.75	21.78	619,700	1.07	0.75	1.07	6
14.51	4.48	648,738	1.07	1.31	1.07	26
14.74	4.89	758,346	1.08	1.42	1.10	12
15.06	5.71	791,718	1.09	0.89	1.13	9

14.47	(11.54)	325,811	0.32	1.59	0.32	8
17.11	22.72	363,694	0.31	1.54	0.32	6
14.80	5.26	303,555	0.29	1.98	0.32	26
15.02	5.71	478,250	0.27	2.24	0.35	12
15.33	6.62	471,153	0.27	1.76	0.37	9

14.46	(11.33)	48,661	0.07	1.84	0.07	8
17.10	23.03	141,480	0.07	1.69	0.07	6
14.79	5.46	73,386	0.06	2.27	0.07	26
15.02	5.96	86,510	0.09	2.40	0.10	12
15.32	5.07	85,614	0.12	2.03	0.12	9
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Investor Funds	23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Conservative Growth Fund
Class A
Year Ended June 30, 2022	$13.90	$0.20	$(1.62)	$(1.42)	$(0.30)	$(0.18)	$(0.48)
Year Ended June 30, 2021	12.63	0.20	1.56	1.76	(0.23)	(0.26)	(0.49)
Year Ended June 30, 2020	12.58	0.26	0.37	0.63	(0.26)	(0.32)	(0.58)
Year Ended June 30, 2019	12.61	0.28	0.41	0.69	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2018	12.80	0.24	0.24	0.48	(0.26)	(0.41)	(0.67)
Class C
Year Ended June 30, 2022	13.83	0.13	(1.61)	(1.48)	(0.23)	(0.18)	(0.41)
Year Ended June 30, 2021	12.57	0.13	1.55	1.68	(0.16)	(0.26)	(0.42)
Year Ended June 30, 2020	12.52	0.19	0.37	0.56	(0.19)	(0.32)	(0.51)
Year Ended June 30, 2019	12.55	0.21	0.41	0.62	(0.25)	(0.40)	(0.65)
Year Ended June 30, 2018	12.75	0.16	0.24	0.40	(0.19)	(0.41)	(0.60)
Class I
Year Ended June 30, 2022	13.99	0.24	(1.64)	(1.40)	(0.33)	(0.18)	(0.51)
Year Ended June 30, 2021	12.71	0.24	1.57	1.81	(0.27)	(0.26)	(0.53)
Year Ended June 30, 2020	12.66	0.29	0.37	0.66	(0.29)	(0.32)	(0.61)
Year Ended June 30, 2019	12.69	0.31	0.41	0.72	(0.35)	(0.40)	(0.75)
Year Ended June 30, 2018	12.87	0.27	0.25	0.52	(0.29)	(0.41)	(0.70)
Class R6
Year Ended June 30, 2022	13.98	0.27	(1.63)	(1.36)	(0.36)	(0.18)	(0.54)
Year Ended June 30, 2021	12.70	0.27	1.57	1.84	(0.30)	(0.26)	(0.56)
Year Ended June 30, 2020	12.65	0.37	0.32	0.69	(0.32)	(0.32)	(0.64)
Year Ended June 30, 2019	12.68	0.35	0.38	0.73	(0.36)	(0.40)	(0.76)
July 31, 2017 (h) through June 30, 2018	13.00	0.24	0.14	0.38	(0.29)	(0.41)	(0.70)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Investor Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(c)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$12.00	(10.59)%	$2,998,252	0.57%	1.50%	0.57%	8%
13.90	14.14	3,327,682	0.56	1.49	0.57	3
12.63	5.13	2,428,688	0.54	2.08	0.57	21
12.58	5.80	2,170,888	0.52	2.25	0.60	10
12.61	3.76	2,173,957	0.52	1.85	0.64	6

11.94	(11.02)	615,133	1.07	0.98	1.07	8
13.83	13.54	840,217	1.07	0.96	1.07	3
12.57	4.60	967,282	1.07	1.54	1.07	21
12.52	5.24	1,113,797	1.08	1.69	1.10	10
12.55	3.09	1,188,675	1.10	1.21	1.13	6

12.08	(10.37)	633,390	0.32	1.75	0.32	8
13.99	14.41	649,055	0.31	1.79	0.32	3
12.71	5.35	130,768	0.29	2.32	0.33	21
12.66	6.03	138,655	0.27	2.51	0.36	10
12.69	4.08	136,915	0.27	2.09	0.39	6

12.08	(10.08)	35,822	0.07	1.99	0.07	8
13.98	14.70	42,417	0.07	2.02	0.07	3
12.70	5.57	7,862	0.08	2.91	0.09	21
12.65	6.19	996	0.12	2.78	0.12	10
12.68	2.95	175	0.14	2.09	0.15	6
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Investor Funds	25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth Fund
Class A
Year Ended June 30, 2022	$25.19	$0.23	$(3.56)	$(3.33)	$(0.68)	$(0.47)	$(1.15)
Year Ended June 30, 2021	19.50	0.16	7.08	7.24	(0.22)	(1.33)	(1.55)
Year Ended June 30, 2020	20.15	0.24	0.73	0.97	(0.23)	(1.39)	(1.62)
Year Ended June 30, 2019	20.80	0.27	0.55	0.82	(0.46)	(1.01)	(1.47)
Year Ended June 30, 2018	20.38	0.19	2.04	2.23	(0.37)	(1.44)	(1.81)
Class C
Year Ended June 30, 2022	22.94	0.09	(3.22)	(3.13)	(0.61)	(0.47)	(1.08)
Year Ended June 30, 2021	17.92	0.03	6.49	6.52	(0.17)	(1.33)	(1.50)
Year Ended June 30, 2020	18.67	0.12	0.68	0.80	(0.16)	(1.39)	(1.55)
Year Ended June 30, 2019	19.43	0.14	0.51	0.65	(0.40)	(1.01)	(1.41)
Year Ended June 30, 2018	19.20	0.04	1.95	1.99	(0.32)	(1.44)	(1.76)
Class I
Year Ended June 30, 2022	25.87	0.29	(3.66)	(3.37)	(0.73)	(0.47)	(1.20)
Year Ended June 30, 2021	19.99	0.22	7.26	7.48	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2020	20.62	0.28	0.76	1.04	(0.28)	(1.39)	(1.67)
Year Ended June 30, 2019	21.24	0.32	0.58	0.90	(0.51)	(1.01)	(1.52)
Year Ended June 30, 2018	20.77	0.24	2.09	2.33	(0.42)	(1.44)	(1.86)
Class R6
Year Ended June 30, 2022	25.86	0.35	(3.66)	(3.31)	(0.79)	(0.47)	(1.26)
Year Ended June 30, 2021	19.98	0.28	7.25	7.53	(0.32)	(1.33)	(1.65)
Year Ended June 30, 2020	20.61	0.33	0.75	1.08	(0.32)	(1.39)	(1.71)
Year Ended June 30, 2019	21.23	0.36	0.57	0.93	(0.54)	(1.01)	(1.55)
July 31, 2017 (h) through June 30, 2018	21.25	0.29	1.58	1.87	(0.45)	(1.44)	(1.89)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Investor Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(c)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$20.71	(14.03)%	$3,195,974	0.55%	0.93%	0.58%	1%
25.19	38.24	3,494,958	0.55	0.70	0.59	2
19.50	4.69	2,330,222	0.54	1.23	0.59	21
20.15	4.89	2,129,765	0.52	1.33	0.62	7
20.80	11.02	2,048,525	0.52	0.88	0.67	11

18.73	(14.49)	154,615	1.08	0.39	1.08	1
22.94	37.52	193,877	1.08	0.15	1.08	2
17.92	4.09	170,927	1.08	0.67	1.09	21
18.67	4.31	191,971	1.09	0.77	1.12	7
19.43	10.41	205,740	1.10	0.20	1.16	11

21.30	(13.82)	494,526	0.32	1.15	0.32	1
25.87	38.55	547,092	0.31	0.94	0.32	2
19.99	4.92	375,434	0.29	1.41	0.33	21
20.62	5.18	454,039	0.27	1.59	0.36	7
21.24	11.33	439,498	0.27	1.11	0.39	11

21.29	(13.62)	25,806	0.08	1.40	0.09	1
25.86	38.86	26,868	0.09	1.17	0.09	2
19.98	5.13	13,768	0.10	1.67	0.10	21
20.61	5.35	10,299	0.11	1.77	0.12	7
21.23	8.90	8,073	0.14	1.45	0.27	11
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Investor Funds	27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth & Income Fund
Class A
Year Ended June 30, 2022	$20.06	$0.22	$(2.62)	$(2.40)	$(0.50)	$(0.35)	$(0.85)
Year Ended June 30, 2021	16.59	0.19	4.57	4.76	(0.24)	(1.05)	(1.29)
Year Ended June 30, 2020	16.94	0.26	0.61	0.87	(0.25)	(0.97)	(1.22)
Year Ended June 30, 2019	17.41	0.28	0.52	0.80	(0.40)	(0.87)	(1.27)
Year Ended June 30, 2018	17.37	0.22	1.27	1.49	(0.33)	(1.12)	(1.45)
Class C
Year Ended June 30, 2022	19.34	0.12	(2.53)	(2.41)	(0.40)	(0.35)	(0.75)
Year Ended June 30, 2021	16.04	0.09	4.40	4.49	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2020	16.41	0.16	0.61	0.77	(0.17)	(0.97)	(1.14)
Year Ended June 30, 2019	16.92	0.18	0.49	0.67	(0.31)	(0.87)	(1.18)
Year Ended June 30, 2018	16.91	0.10	1.26	1.36	(0.23)	(1.12)	(1.35)
Class I
Year Ended June 30, 2022	19.65	0.27	(2.57)	(2.30)	(0.55)	(0.35)	(0.90)
Year Ended June 30, 2021	16.28	0.23	4.47	4.70	(0.28)	(1.05)	(1.33)
Year Ended June 30, 2020	16.64	0.29	0.61	0.90	(0.29)	(0.97)	(1.26)
Year Ended June 30, 2019	17.14	0.32	0.50	0.82	(0.45)	(0.87)	(1.32)
Year Ended June 30, 2018	17.11	0.26	1.26	1.52	(0.37)	(1.12)	(1.49)
Class R6
Year Ended June 30, 2022	19.65	0.31	(2.57)	(2.26)	(0.59)	(0.35)	(0.94)
Year Ended June 30, 2021	16.27	0.28	4.47	4.75	(0.32)	(1.05)	(1.37)
Year Ended June 30, 2020	16.64	0.33	0.60	0.93	(0.33)	(0.97)	(1.30)
Year Ended June 30, 2019	17.13	0.26	0.59	0.85	(0.47)	(0.87)	(1.34)
July 31, 2017 (h) through June 30, 2018	17.44	0.22	0.99	1.21	(0.40)	(1.12)	(1.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Investor Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(c)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$16.81	(12.60)%	$3,302,595	0.55%	1.16%	0.58%	4%
20.06	29.49	3,595,109	0.55	1.03	0.58	4
16.59	5.14	2,593,685	0.54	1.55	0.58	27
16.94	5.45	2,430,409	0.52	1.67	0.61	12
17.41	8.67	2,386,397	0.52	1.25	0.66	11

16.18	(13.06)	144,027	1.07	0.61	1.08	4
19.34	28.77	199,275	1.07	0.49	1.07	4
16.04	4.62	203,007	1.07	1.00	1.08	27
16.41	4.78	237,376	1.09	1.11	1.11	12
16.92	8.10	260,085	1.10	0.57	1.14	11

16.45	(12.40)	263,812	0.32	1.39	0.32	4
19.65	29.74	313,988	0.31	1.25	0.32	4
16.28	5.45	210,480	0.29	1.79	0.33	27
16.64	5.62	224,050	0.27	1.93	0.36	12
17.14	9.02	242,612	0.27	1.49	0.39	11

16.45	(12.17)	33,009	0.07	1.62	0.07	4
19.65	30.11	36,164	0.07	1.50	0.07	4
16.27	5.62	25,466	0.06	2.02	0.07	27
16.64	5.85	13,949	0.08	1.60	0.09	12
17.13	7.04	619	0.13	1.42	0.14	11
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Investor Funds	29

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust II (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 4 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Investor Balanced Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Conservative Growth Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Growth Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Growth & Income Fund	Class A, Class C, Class I and Class R6	Diversified
The investment objective of JPMorgan Investor Balanced Fund (“Investor Balanced Fund”) is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.
The investment objective of JPMorgan Investor Conservative Growth Fund (“Investor Conservative Growth Fund”) is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.
The investment objective of JPMorgan Investor Growth Fund (“Investor Growth Fund”) is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
The investment objective of JPMorgan Investor Growth & Income Fund (“Investor Growth & Income Fund”) is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trust (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
Investments in open-end investment companies, excluding exchange-traded funds ("ETFs") (“Underlying Funds”), are valued at each Underlying Fund’s net asset value ("NAV") per share as of the report date.

30	J.P. Morgan Investor Funds	June 30, 2022

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Investor Balanced Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,150,141	$—	$—	$5,150,141

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Conservative Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,289,650	$—	$—	$4,289,650

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,872,923	$—	$—	$3,872,923

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Growth & Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,743,013	$—	$—	$3,743,013

(a)	Please refer to the SOI for specifics of portfolio holdings.

June 30, 2022	J.P. Morgan Investor Funds	31

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Investor Balanced Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,128,677	$176,478	$34,228	$(3,599)	$(146,162)	$1,121,166	105,870	$25,872	$8,813
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	503,785	123,628	22,352	(2,262)	(74,062)	528,737	70,971	14,485	3,769
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	55,446	2,473	—	—	(15,945)	41,974	7,224	2,473	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	149,181	27,048	—	—	(60,468)	115,761	4,038	897	4,174
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	105,446	10,021	—	—	(33,837)	81,630	5,196	2,650	2,529
JPMorgan Equity Income Fund Class R6 Shares (a)	184,505	7,201	12,670	1,251	(10,280)	170,007	7,885	3,639	3,563
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	102,184	2,542	—	—	(22,838)	81,888	3,348	2,542	—
JPMorgan High Yield Fund Class R6 Shares (a)	154,632	7,623	—	—	(25,788)	136,467	22,190	7,623	—
JPMorgan Income Fund Class R6 Shares (a)	268,098	39,028	5,125	(672)	(33,396)	267,933	31,671	10,791	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	67,405	949	68,081	3,348	(3,621)	—	—	948	—
JPMorgan International Equity Fund Class R6 Shares (a)	91,169	8,540	—	—	(25,130)	74,579	4,684	2,047	4,193
JPMorgan International Research Enhanced Equity ETF (a)	—	281,781	—	—(b)	15,516	297,297	6,156	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	351,769	17,906	281,780	—	(87,895)	—	—	14,456	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	306,788	60,840	—	—	(105,593)	262,035	5,515	—	41,565
JPMorgan Large Cap Value Fund Class R6 Shares (a)	183,431	20,999	9,213	394	(23,766)	171,845	9,758	2,655	12,998
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	232,193	2,693	18,289	(686)	(9,030)	206,881	21,240	2,693	—
JPMorgan Market Expansion Enhanced Equity ETF (a)	—	174,602	—	—(b)	12,619	187,221	4,086	—	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	221,200	37,390	180,352	(319)	(77,919)	—	—	2,593	33,014
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	60,530	32,523	—	—	(26,520)	66,533	1,764	—	5,526
JPMorgan Realty Income ETF (a)	—	65,216	—	—(b)	(3,194)	62,022	1,280	77	—
JPMorgan Realty Income Fund Class R6 Shares (a)	120,338	17,202	126,296	10,762	(22,006)	—	—	800	15,213
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	107,582	46,793	59,003	(4,371)	(6,614)	84,387	9,325	2,253	310
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	28,605	6,836	—	—	(10,178)	25,263	471	113	4,915

32	J.P. Morgan Investor Funds	June 30, 2022

Investor Balanced Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Value Fund Class R6 Shares (a)	$56,732	$13,984	$2,875	$(535)	$(17,301)	$50,005	1,989	$480	$8,684
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	73,650	392	73,550	(1,977)	1,485	—	—	392	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	517,096	72,088	51,542	6,055	(103,905)	439,792	24,917	4,317	51,746
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	198,466	45,424	3,103	768	(74,185)	167,370	3,346	898	39,183
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	136,209	342,037	423,377	—	—	54,869	54,869	137	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	269,929	39,816	25,394	992	(58,824)	226,519	7,755	2,826	31,647
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	41,268	1,199	—	—	(3,497)	38,970	4,209	1,200	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	196,041	31,927	5,750	(317)	(32,911)	188,990	5,204	2,635	24,497
Total	$5,912,355	$1,717,179	$1,402,980	$8,832	$(1,085,245)	$5,150,141		$112,492	$296,339

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.

Investor Conservative Growth Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,359,669	$196,581	$15,048	$(1,926)	$(181,187)	$1,358,089	128,242	$31,418	$10,649
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	551,771	107,984	2,385	(228)	(82,934)	574,208	77,075	15,706	4,043
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	47,776	2,131	—	—	(13,740)	36,167	6,225	2,131	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	89,302	18,660	—	—	(36,524)	71,438	2,492	539	2,507
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	64,351	9,653	—	—	(21,283)	52,721	3,356	1,634	1,553
JPMorgan Equity Income Fund Class R6 Shares (a)	117,151	4,476	14,327	2,182	(7,255)	102,227	4,741	2,259	2,217
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	36,326	904	—	—	(8,119)	29,111	1,190	904	—
JPMorgan Government Bond Fund Class R6 Shares (a)	46,731	5,843	—	—	(5,521)	47,053	4,782	902	—
JPMorgan High Yield Fund Class R6 Shares (a)	130,480	6,433	—	—	(21,760)	115,153	18,724	6,432	—
JPMorgan Income Fund Class R6 Shares (a)	276,066	38,352	2,385	(158)	(34,853)	277,022	32,745	11,104	—

June 30, 2022	J.P. Morgan Investor Funds	33

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Investor Conservative Growth Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	$74,982	$1,031	$75,795	$3,410	$(3,628)	$—	—	$1,032	$—
JPMorgan International Equity Fund Class R6 Shares (a)	36,502	2,498	—	—	(9,952)	29,048	1,825	820	1,679
JPMorgan International Research Enhanced Equity ETF (a)	—	162,624	—	—(b)	6,382	169,006	3,499	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	202,058	8,304	162,625	—	(47,737)	—	—	8,304	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	137,885	25,945	2,514	448	(47,066)	114,698	2,414	—	18,375
JPMorgan Large Cap Value Fund Class R6 Shares (a)	62,174	13,307	7,562	493	(8,151)	60,261	3,422	928	4,450
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	386,602	4,552	6,771	(243)	(16,134)	368,006	37,783	4,552	—
JPMorgan Market Expansion Enhanced Equity ETF (a)	—	56,912	—	—(b)	8,002	64,914	1,417	—	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	81,023	12,758	62,564	(243)	(30,974)	—	—	942	11,816
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	53,455	29,581	—	—	(24,756)	58,280	1,545	—	4,797
JPMorgan Realty Income ETF (a)	—	50,533	—	—	(1,993)	48,540	1,002	60	—
JPMorgan Realty Income Fund Class R6 Shares (a)	108,652	12,935	113,422	12,736	(20,901)	—	—	681	12,254
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	120,554	36,388	45,404	(3,277)	(8,041)	100,220	11,074	2,360	312
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	21,086	5,788	—	—	(7,727)	19,147	357	86	3,725
JPMorgan Small Cap Value Fund Class R6 Shares (a)	36,636	8,298	—	—	(11,585)	33,349	1,327	310	5,517
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	80,067	401	80,098	(1,449)	1,079	—	—	401	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	225,007	32,653	42,263	5,053	(43,967)	176,483	9,999	1,787	22,069
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	116,904	26,378	3,520	844	(43,339)	97,267	1,945	522	22,777
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	113,834	464,050	537,302	—	—	40,582	40,582	126	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	117,176	17,405	21,793	476	(24,023)	89,241	3,055	1,186	13,772
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	44,356	1,290	—	—	(3,759)	41,887	4,523	1,289	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	121,387	19,069	4,711	36	(20,249)	115,532	3,181	1,612	14,992
Total	$4,859,963	$1,383,717	$1,200,489	$18,154	$(771,695)	$4,289,650		$100,027	$157,504

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.

34	J.P. Morgan Investor Funds	June 30, 2022

Investor Growth Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$286,742	$77,131	$—	$—	$(40,988)	$322,885	30,490	$7,004	$2,291
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	35,044	11,214	—	—	(5,532)	40,726	5,466	1,042	262
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	17,909	798	—	—	(5,150)	13,557	2,333	799	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	126,383	44,795	—	—	(57,197)	113,981	3,976	825	3,837
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	101,406	26,429	—	—	(36,215)	91,620	5,832	2,813	2,682
JPMorgan Equity Income Fund Class R6 Shares (a)	136,682	15,344	—	—	(8,132)	143,894	6,674	2,916	2,825
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	118,666	7,857	—	—	(27,505)	99,018	4,048	2,952	—
JPMorgan High Yield Fund Class R6 Shares (a)	58,084	2,863	—	—	(9,686)	51,261	8,335	2,863	—
JPMorgan Income Fund Class R6 Shares (a)	17,684	3,878	—	—	(2,319)	19,243	2,275	723	—
JPMorgan International Equity Fund Class R6 Shares (a)	174,176	36,867	—	—	(51,741)	159,302	10,006	4,036	8,267
JPMorgan International Focus Fund Class R6 Shares (a)	127,367	15,272	—	—	(33,341)	109,298	5,195	2,559	—
JPMorgan International Research Enhanced Equity ETF (a)	—	311,470	—	—(b)	(8,484)	302,986	6,274	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	327,933	47,095	311,471	—	(63,557)	—	—	13,864	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	467,865	72,080	—	—	(159,757)	380,188	8,002	—	63,389
JPMorgan Large Cap Value Fund Class R6 Shares (a)	426,327	47,275	9,720	282	(55,886)	408,278	23,184	6,241	30,114
JPMorgan Market Expansion Enhanced Equity ETF (a)	—	208,552	—	—(b)	(5,748)	202,804	4,426	—	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	235,346	37,868	208,552	—	(64,662)	—	—	2,736	35,132
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	73,142	13,567	—	—	(29,449)	57,260	1,518	—	6,477
JPMorgan Realty Income ETF (a)	—	43,142	—	—(b)	(3,604)	39,538	816	49	—
JPMorgan Realty Income Fund Class R6 Shares (a)	50,919	9,021	52,983	1,234	(8,191)	—	—	400	8,622
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	19,863	3,288	—	—	(6,631)	16,520	308	74	3,214
JPMorgan Small Cap Value Fund Class R6 Shares (a)	104,559	15,574	2,205	(188)	(30,484)	87,256	3,471	823	14,750
JPMorgan U.S. Equity Fund Class R6 Shares (a)	592,506	66,107	—	—	(122,766)	535,847	30,360	5,184	60,925
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	218,557	44,767	—	—	(81,996)	181,328	3,625	1,003	43,764
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	77,533	271,697	289,919	—	—	59,311	59,311	139	—

June 30, 2022	J.P. Morgan Investor Funds	35

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Investor Growth Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	$318,872	$44,085	$—	$—	$(74,225)	$288,732	9,885	$3,499	$38,435
JPMorgan Value Advantage Fund Class R6 Shares (a)	148,266	25,574	—	—	(25,750)	148,090	4,077	2,010	18,689
Total	$4,261,831	$1,503,610	$874,850	$1,328	$(1,018,996)	$3,872,923		$64,554	$343,675

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.

Investor Growth & Income Fund
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$559,233	$114,535	$—	$—	$(77,760)	$596,008	56,280	$13,332	$4,500
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	201,508	64,999	—	—	(32,118)	234,389	31,462	6,066	1,542
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	19,335	862	—	—	(5,560)	14,637	2,519	862	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	106,916	27,815	—	—	(44,963)	89,768	3,131	656	3,050
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	84,781	11,917	—	—	(28,076)	68,622	4,368	2,182	2,079
JPMorgan Equity Income Fund Class R6 Shares (a)	139,527	7,681	2,932	41	(7,677)	136,640	6,337	2,818	2,735
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	86,231	4,302	—	—	(19,705)	70,828	2,896	2,145	—
JPMorgan High Yield Fund Class R6 Shares (a)	104,504	5,151	—	—	(17,428)	92,227	14,996	5,152	—
JPMorgan Income Fund Class R6 Shares (a)	136,880	42,720	—	—	(19,531)	160,069	18,921	6,000	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	36,192	361	36,958	2,598	(2,193)	—	—	360	—
JPMorgan International Equity Fund Class R6 Shares (a)	93,602	23,589	—	—	(27,669)	89,522	5,623	2,168	4,440
JPMorgan International Focus Fund Class R6 Shares (a)	58,068	6,879	—	—	(14,457)	50,490	2,400	1,110	—
JPMorgan International Research Enhanced Equity ETF (a)	—	224,816	—	—(b)	1,308	226,124	4,682	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	243,911	36,203	224,815	—	(55,299)	—	—	10,484	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	384,715	66,265	—	—	(131,915)	319,065	6,716	—	52,123
JPMorgan Large Cap Value Fund Class R6 Shares (a)	248,789	28,973	7,121	185	(32,602)	238,224	13,528	3,651	17,662
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	57,752	660	8,847	(356)	(2,048)	47,161	4,842	660	—

36	J.P. Morgan Investor Funds	June 30, 2022

Investor Growth & Income Fund (continued)
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Market Expansion Enhanced Equity ETF (a)	$—	$144,616	$—	$—(b)	$6,052	$150,668	3,289	$—	$—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	176,949	28,369	146,706	(90)	(58,522)	—	—	2,057	26,312
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	56,297	12,248	—	—	(20,951)	47,594	1,261	—	4,555
JPMorgan Realty Income ETF (a)	—	39,940	—	—(b)	(2,003)	37,937	783	47	—
JPMorgan Realty Income Fund Class R6 Shares (a)	57,950	11,314	61,439	3,214	(11,039)	—	—	431	8,802
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	59,701	12,345	19,617	(1,430)	(4,026)	46,973	5,190	1,166	168
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	18,907	5,053	—	—	(6,387)	17,573	328	70	3,059
JPMorgan Small Cap Value Fund Class R6 Shares (a)	83,333	12,412	2,090	(74)	(24,325)	69,256	2,755	655	11,756
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	24,674	145	14,016	(509)	315	10,609	929	146	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	462,466	51,451	34,988	(1,445)	(88,787)	388,697	22,022	3,899	47,553
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	124,584	31,288	—	—	(47,092)	108,780	2,175	572	24,946
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (c)	97,632	212,791	254,821	—	—	55,602	55,602	132	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	267,886	37,276	16,875	(694)	(59,023)	228,570	7,825	2,862	32,324
JPMorgan Value Advantage Fund Class R6 Shares (a)	149,502	27,469	4,179	(311)	(25,501)	146,980	4,047	2,046	19,019
Total	$4,141,825	$1,294,445	$835,404	$1,129	$(858,982)	$3,743,013		$71,729	$266,625

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2022.
C. Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs are recorded on the ex-dividend date.
D. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2022 are as follows:
	Class A	Class C	Class I	Class R6	Total
Investor Balanced Fund
Transfer agency fees	$254	$20	$13	$5	$292
Investor Conservative Growth Fund
Transfer agency fees	146	19	20	1	186

June 30, 2022	J.P. Morgan Investor Funds	37

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
	Class A	Class C	Class I	Class R6	Total
Investor Growth Fund
Transfer agency fees	$412	$19	$23	$4	$458
Investor Growth & Income Fund
Transfer agency fees	317	13	11	1	342
The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.
E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
F.  Distributions to Shareholders —  Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Investor Conservative Growth Fund, for which distributions are generally declared and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Investor Balanced Fund	$—	$69,327	$(69,327)
Investor Conservative Growth Fund	—	35,441	(35,441)
Investor Growth Fund	—	81,192	(81,192)
Investor Growth & Income Fund	—	60,655	(60,655)
The reclassifications for the Funds relate primarily to tax reclassifications on certain investments.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.05% of the Funds' average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a fee for these services.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall

38	J.P. Morgan Investor Funds	June 30, 2022

pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C
0.25%	0.75%
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Investor Balanced Fund	$268	$3
Investor Conservative Growth Fund	147	4
Investor Growth Fund	292	—(a)
Investor Growth & Income Fund	186	5

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I
0.25%	0.25%	0.25%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
Investor Balanced Fund	n/a	n/a	n/a	n/a
Investor Conservative Growth Fund	n/a	n/a	n/a	n/a
Investor Growth Fund	0.55%	n/a	n/a	n/a
Investor Growth & Income Fund	0.55	n/a	n/a	n/a
The expense limitation agreements were in effect for the year ended June 30, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.
The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C and Class I Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C and Class I Shares. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

June 30, 2022	J.P. Morgan Investor Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
For the year ended June 30, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Service Fees	Total
Investor Balanced Fund	$8	$—	$8
Investor Conservative Growth Fund	5	—	5
Investor Growth Fund	4	1,060	1,064
Investor Growth & Income Fund	4	882	886
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2022 were as follows:

Investor Balanced Fund	$55
Investor Conservative Growth Fund	46
Investor Growth Fund	45
Investor Growth & Income Fund	45
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers were as follows:

Investor Balanced Fund	$1
Investor Conservative Growth Fund	1
Investor Growth Fund	1
Investor Growth & Income Fund	1
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$853,544	$458,004
Investor Conservative Growth Fund	649,598	393,119
Investor Growth Fund	668,750	21,768
Investor Growth & Income Fund	672,281	171,209
During the year ended June 30, 2022, there were no purchases or sales of U.S. Government securities.

40	J.P. Morgan Investor Funds	June 30, 2022

5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,789,785	$574,035	$213,679	$360,356
Investor Conservative Growth Fund	4,275,832	276,794	262,976	13,818
Investor Growth Fund	3,395,536	558,593	81,206	477,387
Investor Growth & Income Fund	3,366,916	494,675	118,578	376,097
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$154,019	$101,669	$255,688
Investor Conservative Growth Fund	113,886	57,345	171,231
Investor Growth Fund	123,554	80,474	204,028
Investor Growth & Income Fund	111,367	71,771	183,138

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$104,407	$193,026	$297,433
Investor Conservative Growth Fund	74,110	80,170	154,280
Investor Growth Fund	52,034	183,159	235,193
Investor Growth & Income Fund	63,854	176,005	239,859

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$187	$237,063	$360,356
Investor Conservative Growth Fund	3,210	133,427	13,818
Investor Growth Fund	365	262,540	477,387
Investor Growth & Income Fund	140	207,191	376,097
The cumulative timing differences primarily consist of tax adjustments on post-October capital loss deferrals and wash sale loss deferrals.

As of June 30, 2022, the Funds did not have any net capital loss carryforwards.

June 30, 2022	J.P. Morgan Investor Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the Funds deferred to July 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
Net Capital Losses (Gains)
Short-Term
Investor Balanced Fund	$447
Investor Growth & Income Fund	2,178
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Funds because the Funds and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus Applicable Margin.
The Funds did not utilize the Credit Facility during the year ended June 30, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

42	J.P. Morgan Investor Funds	June 30, 2022

As of June 30, 2022, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Investor Balanced Fund	1	68.3%	1	18.3%
Investor Conservative Growth Fund	1	64.1	2	26.1
Investor Growth Fund	1	50.2	1	25.5
Investor Growth & Income Fund	1	54.3	1	27.4
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of June 30, 2022, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:
% of Net Assets
JPMorgan Market Expansion Enhanced Equity ETF	72.6%
JPMorgan U.S. GARP Equity Fund	56.8
JPMorgan Limited Duration Bond Fund	50.5
JPMorgan Europe Dynamic Fund	49.7
JPMorgan Large Cap Value Fund	27.5
JPMorgan Realty Income ETF	19.8
JPMorgan International Research Enhanced Equity ETF	19.1
JPMorgan Small Cap Value Fund	18.6
JPMorgan International Focus Fund	13.3
JPMorgan U.S. Research Enhanced Equity Fund	12.3
JPMorgan Emerging Markets Debt Fund	12.2
JPMorgan Core Bond Fund	10.3
JPMorgan Emerging Markets Research Enhanced Equity Fund	10.2
Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
The Funds invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).
In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and

June 30, 2022	J.P. Morgan Investor Funds	43

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund's investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Funds will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

44	J.P. Morgan Investor Funds	June 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust II and Shareholders of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund (four of the funds constituting JPMorgan Trust II, hereafter collectively referred to as the “Funds”) as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2022	J.P. Morgan Investor Funds	45

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (financial services and
insurance) (2017-present); Advisory
Board Member, Fiduciary Solutions,
State Street Global Advisors
(2017-present); Member, Client
Advisory Council, Financial Engines,
LLC (registered investment adviser)
(2011-2016); Director, Ford Pension
Funds Investment Management Ltd.
(2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

46	J.P. Morgan Investor Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Fiduciary Solutions Board (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021: Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None

June 30, 2022	J.P. Morgan Investor Funds	47

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee and Vice Chair, Trout Unlimited
(2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

48	J.P. Morgan Investor Funds	June 30, 2022

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2022	J.P. Morgan Investor Funds	49

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel,
Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 to June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose
LLP (law firm) from March 2017 to June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 to March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

50	J.P. Morgan Investor Funds	June 30, 2022

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

June 30, 2022	J.P. Morgan Investor Funds	51

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Balanced Fund
Class A
Actual	$1,000.00	$854.80	$2.67	0.58%
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class C
Actual	1,000.00	852.70	4.96	1.08
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class I
Actual	1,000.00	855.70	1.47	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R6
Actual	1,000.00	856.70	0.37	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08
JPMorgan Investor Conservative Growth Fund
Class A
Actual	1,000.00	877.40	2.65	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	875.90	4.98	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class I
Actual	1,000.00	878.60	1.49	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R6
Actual	1,000.00	880.30	0.33	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

52	J.P. Morgan Investor Funds	June 30, 2022

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Growth Fund
Class A
Actual	$1,000.00	$816.80	$2.48	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class C
Actual	1,000.00	814.40	4.86	1.08
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class I
Actual	1,000.00	817.40	1.44	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R6
Actual	1,000.00	818.40	0.36	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08
JPMorgan Investor Growth & Income Fund
Class A
Actual	1,000.00	838.60	2.51	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class C
Actual	1,000.00	836.30	4.87	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class I
Actual	1,000.00	839.20	1.46	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R6
Actual	1,000.00	840.30	0.32	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

June 30, 2022	J.P. Morgan Investor Funds	53

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report have adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

54	J.P. Morgan Investor Funds	June 30, 2022

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022:
Dividends Received Deduction
JPMorgan Investor Balanced Fund	17.01%
JPMorgan Investor Conservative Growth Fund	11.40
JPMorgan Investor Growth Fund	25.07
JPMorgan Investor Growth & Income Fund	22.01
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022:
Long-Term Capital Gain Distribution
JPMorgan Investor Balanced Fund	$101,669
JPMorgan Investor Conservative Growth Fund	57,345
JPMorgan Investor Growth Fund	80,474
JPMorgan Investor Growth & Income Fund	71,771
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022:
Qualified Dividend Income
JPMorgan Investor Balanced Fund	$67,897
JPMorgan Investor Conservative Growth Fund	39,116
JPMorgan Investor Growth Fund	74,698
JPMorgan Investor Growth & Income Fund	58,748
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended June 30, 2022, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2022 will be disclosed in the semi-annual report for the period ended December 31, 2022.

June 30, 2022	J.P. Morgan Investor Funds	55

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾Social Security number and account balances
◾transaction history and account transactions
◾checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s),respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
◾open an account or provide contact information
◾give us your account information or pay us by check
◾make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
◾sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾affiliates from using your information to market to you
◾sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾J.P. Morgan Funds doesn’t jointly market.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-INV-622

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial expert is Kathleen M. Gallagher. Ms. Gallagher is not an “interested person” of the Registrant and was “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2022 – $344,577

2021 – $375,430

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2022 – $43,952

2021 – $49,455

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2022 – $121,876

2021 – $133,265

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2022 and 2021, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2022 – Not applicable

2021 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2022 – 0.0%

2021 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2021 - $30.7 million

2020 - $30.2 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 31, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
January 31, 2023